  HARTFORD LIFE INSURANCE COMPANY                 [THE HARTFORD LOGO]
  SEPARATE ACCOUNT TWO
  (NQ VARIABLE ACCOUNT)

    This prospectus describes information you should know before you purchase or become a Participant under a group or individual variable annuity contract (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract.

    Hartford Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code. You or, depending on the terms of your retirement plan, your Employer allocate your plan Contribution to the "Sub-Account." The Sub-Account is a subdivision of one of our Separate Accounts that we establish to keep your Contributions separate from our company assets. The Sub-Account purchases shares of the mutual fund. Because your Contributions purchase the Sub-Account, YOU DO NOT INVEST DIRECTLY IN THE MUTUAL FUND.

    The following Sub-Account is available under the Contracts. Also listed is the name of the underlying Fund for the Sub-Account.

       - Hartford Stock HLS Fund Sub-Account which purchases Class IA shares of Hartford Stock HLS Fund of Hartford Series Fund, Inc.

    For more information on the Fund see the section entitled "The Funds"

    The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission ("SEC").

    If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call us at 1-800-528-9009 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this prospectus, is filed with the SEC. We have included a Table of Contents for the Statement of Additional Information at the end of this prospectus.

    The SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

    This Prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

    This group variable annuity contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

--------------------------------------------------------------------------------

Prospectus Dated: May 1, 2009

Statement of Additional Information Dated: May 1, 2009

                               TABLE OF CONTENTS

SECTION                                                                PAGE
--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                                 3
FEE TABLE                                                                 5
SUMMARY                                                                   9
PERFORMANCE RELATED INFORMATION                                          11
HARTFORD LIFE INSURANCE COMPANY                                          11
THE SEPARATE ACCOUNT                                                     11
THE FUNDS                                                                12
GENERAL ACCOUNT OPTION                                                   14
CONTRACT CHARGES                                                         15
 Sales Charge                                                            15
 Annual Maintenance Fee                                                  16
 Mortality and Expense Risk and Administrative Charge                    16
 Premium Taxes                                                           16
 Experience Rating under the Contracts                                   16
 Negotiated Charges and Fees                                             17
 Charges of the Funds                                                    17
 Plan Related Expenses                                                   17
THE CONTRACTS                                                            17
 The Contracts Offered                                                   17
 Assignments                                                             17
 Pricing and Crediting of Contributions                                  17
 May I make changes in the amounts of my Contribution?                   18
 What is a Sub-Account Transfer?                                         18
 What Happens When you Request a Sub-Account Transfer?                   18
 What Restrictions Are There on your Ability to Make a                   18
  Sub-Account Transfer?
 How are you affected by frequent Sub-Account Transfers?                 20
 Dollar Cost Averaging                                                   21
 How are Contributions applied to my Contract?                           22
 How do I know what my Participant Account is worth?                     22
 How are the underlying Fund shares valued?                              22
DEATH BENEFITS                                                           23
 Determination of the Beneficiary                                        23
 Death before the Annuity Commencement Date                              23
 Death on or after the Annuity Commencement Date                         23
SETTLEMENT PROVISIONS                                                    24
 Can payment of the Surrender value ever be postponed beyond the         24
  seven-day period?
 May I Surrender once Annuity Payouts have started?                      24
 How do I elect an Annuity Commencement Date and Annuity payout          24
  option?
 What is the minimum amount that I may select for an Annuity             25
  payout?
 How are Contributions made to establish an Annuity Account?             25
 Can a Contract be suspended by a Contract Owner?                        25
 Annuity Payout Options                                                  25
 Systematic Withdrawal Option                                            26
 How are Variable Annuity payouts determined?                            26
FEDERAL TAX CONSIDERATIONS                                               27
MORE INFORMATION                                                         34
 Can a Contract be modified?                                             34
 Can Hartford waive any rights under a Contract?                         34
 How are the Contracts sold?                                             34
 Who is the custodian of the Separate Account's assets?                  36
 Are there any material legal proceedings affecting the Separate         36
  Account?
 How may I get additional information?                                   37
APPENDIX I -- ACCUMULATION UNIT VALUES                                   38
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION                39

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the start of Annuity payouts.

ACCUMULATION UNITS: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.

ADMINISTRATIVE OFFICE: Our overnight mailing address is: 1 Griffin Road North, Windsor, CT 06095-1512. Our standard mailing address is: IPD/Retirement Plans Service Center, P.O. Box 1583, Hartford, Connecticut 06144-1583.

ANNUAL MAINTENANCE FEE: An annual charge for establishing and maintaining a Participant's Account under a Contract.

ANNUITANT: The person on whose life Annuity payouts are based.

ANNUITANT'S ACCOUNT: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.

ANNUITY: A series of payments for life or another designated period.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity payouts to you.

ANNUITY PERIOD: The period during which we make Annuity payouts to you.

ANNUITY UNIT: A unit of measure we use to calculate the value of annuity payments under a Variable Annuity Payout Option.

BENEFICIARY: The person or persons designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT OWNER: The Employer, entity, or individual owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTION(S): The amount(s) paid or transferred or rolled over to us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.

DATE OF COVERAGE: The date on which we receive the application on behalf of a Participant.

EMPLOYER: An employer maintaining a Tax Sheltered Annuity plan, a Deferred Compensation Plan, Individual Retirement Annuity plan, or other retirement plan for its employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets, including any money you have invested in the General Account. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR US: Hartford Life Insurance Company.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.

PARTICIPANT (ALSO, "YOU"): Any person for whom a Participant Account has been established.

PARTICIPANT ACCOUNT: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.

PREMIUM TAX: A tax or amount of tax, if any, charged by a state or, federal, or other governmental entity on Contributions or Contract values.

SUB-ACCOUNT VALUE: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: Any withdrawal of Contract values.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

                                   FEE TABLE

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT A CONTRACT OWNER WILL PAY WHEN PURCHASING, OWNING AND SURRENDERING THE CONTRACT OR, IF YOU ARE A PARTICIPANT, WHEN OPENING, HOLDING AND SURRENDERING A PARTICIPANT ACCOUNT UNDER THE CONTRACT. IN ADDITION TO THE FEES DESCRIBED BELOW, THE CONTRACT OWNER MAY DIRECT US TO DEDUCT ADDITIONAL FEES FOR CERTAIN PLAN RELATED EXPENSES (SEE "PLAN RELATED EXPENSES" UNDER THE SECTION ENTITLED "CONTRACT CHARGES").

    IF YOU ARE A CONTRACT OWNER, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOUR PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. IF YOU ARE A PARTICIPANT, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU OPEN A PARTICIPANT ACCOUNT OR SURRENDER A PARTICIPANT ACCOUNT UNDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU CONTRIBUTE TO THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE IMPOSED ON PURCHASES -- INDIVIDUAL VARIABLE ANNUITY CONTRACTS                     9.00%
(as a percentage of premium payments)

    RANGE OF SALES CHARGES IMPOSED ON PURCHASES (as a percentage of premium payments)

    INDIVIDUAL CONTRACTS

                                                                                                        SALES
CUMULATIVE PREMIUM PAYMENT (DOES NOT ASSUME PAYMENT OF PREMIUM TAXES)                                 CHARGE (1)
----------------------------------------------------------------------------------------------------------------
Up to $2,500                                                                                                9.00%
$2,501 to $5,000                                                                                            7.00%
$5,001 to $50,000                                                                                           5.00%
$50,001 to $100,000                                                                                         3.00%
$100,001 and over                                                                                           1.00%

MAXIMUM SALES CHARGE IMPOSED ON PURCHASES -- GROUP VARIABLE ANNUITY CONTRACTS                         7.00%
(as a percentage of premium payments)

    RANGE OF SALES CHARGES IMPOSED ON PURCHASES (as a percentage of premium payments)

    GROUP CONTRACTS

                                                                                                        SALES
CUMULATIVE PREMIUM PAYMENT (DOES NOT ASSUME PAYMENT OF PREMIUM TAXES)                                 CHARGE (1)
----------------------------------------------------------------------------------------------------------------
Up to $2,500                                                                                                7.00%
$2,501 to $50,000                                                                                           3.50%
$50,001 to $100,000                                                                                         2.00%
$100,001 and over                                                                                           1.00%

------------

(1) The total Sales Charge reflects a deduction of 0.75% for the Minimum Death Benefit provided under the Contracts. For immediate annuity contracts, no deduction is made from the Premium Payment for the Minimum Death Benefit coverage.

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUND.

ANNUAL MAINTENANCE FEE (1)                                                                               $10
MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account value)           1.00%
 Mortality and Expense Risk and Administrative Charge (2)

BEFORE ANNUITY COMMENCEMENT DATE:

------------

(1) We deduct this $10 annual fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

(2) The Mortality and Expense Risk and Administrative Charge can be reduced (see "Experience Rating Under the Contracts" and "Negotiated Charges and Fees.")

    We may eliminate or change the Sales Charge, Mortality and Expense Risk and Administrative Charge and Annual Maintenance Fee. See "Experience Rating Under the Contracts" and "Negotiated Charges and Fees".

    THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUND THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                  MINIMUM           MAXIMUM
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.49%             0.49%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)

EXAMPLE

    THE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLES REFLECT A DEDUCTION FOR ANY SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUND. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLES, HARTFORD ASSUMES A PARTICIPANT ACCOUNT VALUE OF $10,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. THE EXAMPLES ASSUME THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT OR PARTICIPANT ACCOUNT IS SURRENDERED. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $10,000 PARTICIPANT ACCOUNT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.10%.

    THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     EXAMPLE -- INDIVIDUAL CONTRACTS -- 1.00% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

PRODUCT: NQ VARIABLE ACCT -- INDIVIDUAL

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $803
3 years                                                                   $1,123
5 years                                                                   $1,464
10 years                                                                  $2,416

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $793
3 years                                                                   $1,113
5 years                                                                   $1,454
10 years                                                                  $2,406

     (3) If you do not Surrender your Contract:

1 year                                                                      $803
3 years                                                                   $1,123
5 years                                                                   $1,464
10 years                                                                  $2,416

     EXAMPLE -- GROUP CONTRACTS -- 1.00% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

PRODUCT: NQ VARIABLE ACCT -- GROUP

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $594
3 years                                                                     $921
5 years                                                                   $1,269
10 years                                                                  $2,241

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $584
3 years                                                                     $911
5 years                                                                   $1,259
10 years                                                                  $2,231

     (3) If you do not Surrender your Contract:

1 year                                                                      $594
3 years                                                                     $921
5 years                                                                   $1,269
10 years                                                                  $2,241

CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

    When Contributions are credited to your Sub-Account, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How do I know what my Participant Account is worth?". Please refer to Appendix I for information regarding Accumulation Unit Values. Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-528-9009.

AVAILABLE INFORMATION

    We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

    You may read or copy these reports at the SEC's Public Reference Room at 100
F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting at the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts, which may be issued on an individual or group basis, are variable annuity contracts designed for use in connection with certain Employer programs allowing employee participation that do not qualify for special tax treatment under the Code (Non-Qualified Contracts). The Contracts are single premium deferred, flexible payment deferred or immediate annuity contracts.

WHAT IS THE ACCUMULATION PERIOD?

    During the Accumulation Period, under the Contracts, you or your Employer make Contributions to the Contracts that are used to purchase variable Separate Account interests. Contributions allocated to purchase variable interests may, after the deductions described in this prospectus, be invested in the Sub-Account of a Separate Account.

    During the Accumulation Period, Participants may allocate monies held in a Separate Account among the Sub-Account of the Separate Account. There may be restrictions under certain circumstances.

WHAT ARE THE SALES CHARGES UNDER THE CONTRACT?

    You pay a Sales Charge at the time Contributions are made to the Contract. The Sales Charge depends on the type of Contract issued and the total amount of Contributions to date with respect to a Participant's Account. The larger the Contributions to date, the lower the percentage of your Sales Charge.

                              INDIVIDUAL CONTRACTS

CUMULATIVE
PREMIUM PAYMENT (1)                                              SALES CHARGE
--------------------------------------------------------------------------------
Up to $2,500                                                          9.00%
$2,501 to $5,000                                                      7.00%
$5,000 to $50,000                                                     5.00%
$50,001 to $100,000                                                   3.00%
$100,001 and over                                                     1.00%

                                GROUP CONTRACTS

CUMULATIVE
PREMIUM PAYMENT (1)                                              SALES CHARGE
--------------------------------------------------------------------------------
Up to $2,500                                                          7.00%
$2,501 to $50,000                                                     3.50%
$50,001 to $100,000                                                   2.00%
$100,001 and over                                                     1.00%

------------

(1) The cumulative Premium Payment amount does not assume the payment of any Premium Taxes.

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    No deduction for Sales Charges will be made in certain cases.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: Because we assume certain risks under the Contract, and we provide certain administrative services, we deduct a daily charge against all Contract values held in the Separate Account during the life of the Contract. This is the charge for mortality and expense risk and administrative undertakings. We deduct this charge at an annual rate from the average daily net assets of the Separate Account. The Mortality and Expense Risk and Administrative Charge can be reduced (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    The rate of the Mortality and Expense Risk and Administrative Charge depends on the amount of the aggregate Participant Accounts and equals:

Mortality and Expense Risk and Administrative Charge                                                  1.00%

    ANNUAL MAINTENANCE FEE: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $10 per year, but such fee may be reduced or waived (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We deduct premium taxes, if required, by a state or other government agency. Some states collect these taxes when Contributions are made; others collect at annuitization. Since we pay premium taxes when they are required by applicable law, we may deduct them from the Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The premium tax rate varies by state or municipality and currently ranges from 0 - 3.5%.

IS THERE A DEATH BENEFIT?

    We will pay a Minimum Death Benefit if a Participant dies before the earlier of the Participant's 65th birthday or the Annuity Commencement Date.

WHAT IS THE ANNUITY PERIOD?

    At the end of the Accumulation Period, you can allocate Contract values held less Premium Taxes, if applicable, with respect to your Participant Account to establish Annuitants' Accounts to provide Fixed and/or Variable Annuities under the Contract.

WHAT ANNUITY PAYMENT OPTIONS ARE AVAILABLE?

    When you purchase an Annuity, you may choose one of the following Annuity payment options, or receive a lump sum payment:

    LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

- Payments under this option stop upon the death of the Annuitant, even if the Annuitant dies after one payment.

    LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant and when the Annuitant dies, we pay any remaining value to the Beneficiary. See Annuity payment Option 3 for a discussion of how the remaining value is determined.

    JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor.

- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, 75% or 100%) of the monthly Annuity payment will continue to be paid to the survivor.

- It is possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- This option does not involve life contingencies and does not provide any mortality guarantee.

    Surrenders by the Annuitant are subject to the limitations set forth in the Contract.

    UNDER ANY OF THE ANNUITY PAYMENT OPTIONS ABOVE, EXCEPT THE PAYMENTS FOR A DESIGNATED PERIOD OPTION (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYMENTS COMMENCE.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Account. Performance information about the Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    Hartford Stock HLS Sub-Account may include total return in advertisements or other sales material.

    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return figures reflect a deduction for all total fund operating expenses, any Sales Charge, the charge for mortality and expense risk and administrative undertakings, and the Annual Maintenance Fee.

    A Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Account has been in existence for the same period as the underlying Fund and by taking deductions for charges equal to those currently assessed against the Sub-Account. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return figures reflect a deduction for total fund operating expenses, the charge for mortality, and expense risk and administrative undertakings, the lowest Sales Charge and does not include the deduction for the Annual Maintenance Fee. This means the non-standardized total return for the Sub-Account is higher than standardized total return for the Sub-Account. These non-standardized returns must be accompanied by standardized total returns.

    If applicable, the Sub-Account may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level including the charge for mortality, expense risk, administrative undertakings and the Annual Maintenance Fee.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in every state as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                              THE SEPARATE ACCOUNT

    The Separate Account was established on December 10, 1980, in accordance with authorization by the Board of Directors of Hartford. (On March 31, 1988, NQ Variable Account was transferred to Separate Account Two and became a series thereof.)

    We set aside and invest assets of the Contract in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable annuity contracts. The Separate Account:

       - Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

       - Is not subject to the liabilities arising out of any other business Hartford may conduct. The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

       - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

       - May be subject to liabilities from the Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this prospectus.

       - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNT. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

    In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Contract Charges, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you, or participants, allocate a portion of your Participant Account value to a Money Market Sub-Account, that portion of your Participant Account value may decrease in value.

                                   THE FUNDS

    The Separate Account can be divided into "Sub-Accounts." The Sub-Account invests in the underlying Fund. For more complete information about a Fund, including risks and expenses, call us at 1-800-528-9009 to obtain the Fund's prospectus. Before investing, you should carefully read the Fund's prospectus along with this prospectus.

    We do not guarantee the investment results of the underlying Fund. THE FUND MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

SUB-ACCOUNT                                             INVESTMENT OBJECTIVE SUMMARY           INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD SERIES FUND, INC.
Hartford Stock HLS Fund -- Class IA                Long-term growth of capital             HL Investment Advisors, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP

    MIXED AND SHARED FUNDING: Shares of the Funds that are dedicated to insurance company separate accounts are sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Fund's prospectus.

    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

       - Notify the Contract Owner or Participant of any Fund shareholders' meeting if the shares held for the Contract may be voted;

       - Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to tell us how to vote the Fund shares held for the Contract;

       - Arrange for the handling and tallying of proxies received from Contract Owners or Participants;

       - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and

       - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.

    During the Annuity Period under a Contract, the number of votes will decrease as the assets held to fund the Annuity benefits will decrease.

    SUBSTITUTION, ADDITION OR DELETION OF FUNDS, SEPARATE ACCOUNTS AND/OR SUB-ACCOUNTS: We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.

    We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.

    FEES AND PAYMENTS RECEIVED BY HARTFORD FROM THE FUND FAMILIES: We want you to know that Hartford receives substantial fees and payments with respect to the underlying funds that are offered as Sub-Accounts to your Plan through the Contract. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. These fees and payments are received by Hartford under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.30% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and compensation sometimes referred to as "revenue sharing" payments. Hartford receives these fees and payments for its own account and expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

    We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by fund and Hartford may receive greater or less fees and payments depending on which variable investment options your Plan selects.

    For Example:

         As one of its selected investment options in its Group Variable Annuity Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the Plan's investment in the fund.

         If the Plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per Plan Participant Account invested in the investment option investing in the fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the Plan's investment in the fund.

    You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected, fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.

    Some of the Sub-Accounts available in the Contract invest in Funds that are part of our own affiliated family of funds. In addition to any fees and payments Hartford may receive with respect to those funds, one or more of our affiliates receives compensation from the funds, including among other things a management fee and 12b-1 fees from the funds.

    For information on which underlying funds pay Hartford such fees and at what level, please visit our website at retire.hartfordlife.com or call 1-800-874-2502, Option 4. Written information will be provided upon request.

    ENDORSEMENT FEES PAID BY HARTFORD: Hartford pays fees to the organizations listed below in exchange for an endorsement of our Contract. As part of the endorsement, Hartford is invited to participate in various programs, conferences and meetings offered through these organizations in order to allow us to market our Contract.

    Hartford also pays additional fees in order to sponsor certain programs offered through these organizations including the "Top Cop Awards" program and an annual "Pension and Benefits Seminar" offered to members of these organizations.

    For additional information on the amount of fees and payments made by Hartford, please call 1-800-874-2502, Option 4. Written information will be provided upon request.

    Organizations Receiving Endorsement Fee Payments from Hartford

       1.   Peace Officers Research Association of California;

       2.   The National Association of Police Officers;

       3.   Florida Police Benevolent Association, Inc.;

       4.   Police Benevolent & Protective Association of Illinois;

       5.   Combined Law Enforcement Association of Texas; and

       6.   The American Public Garden Association.

    PAYMENTS TO INDUSTRY AND TRADE ORGANIZATIONS: As an active member of the retirement industry, Hartford makes payments to various industry and trade organizations. These payments are made in connection with Hartford's membership, sponsorship or participation in events of these organizations. Hartford makes these payments in order to communicate its position on retirement industry issues and further its position as an industry leader.

                             GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account are available to our general creditors.

    DECLARED RATE OF INTEREST: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

    GUARANTEED RATE OF INTEREST: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

    DISTRIBUTIONS AND TRANSFERS: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred.

    THE GENERAL ACCOUNT IS SUBJECT TO THE COMPANY'S CLAIMS-PAYING ABILITY. INVESTORS MUST LOOK TO THE STRENGTH OF THE INSURANCE COMPANY WITH REGARD TO INSURANCE COMPANY GUARANTEES. OUR ABILITY TO HONOR ALL GUARANTEES UNDER THE CONTRACT IS SUBJECT TO OUR CLAIMS-PAYING CAPABILITIES AND/OR FINANCIAL STRENGTH.

                                CONTRACT CHARGES

    SALES CHARGE: The Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:

       -   the cost of preparing sales literature,

       - commissions and other compensation paid to broker dealers and their registered representatives, and

       -   other promotional and distribution related activities.

    If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused Mortality, and Expense Risk and Administrative Charges.

    You pay a Sales Charge at the time Contributions are made to the Contract. The Sales Charge depends on the type of Contract issued and the total amount of Contributions to date with respect to a Participant's Account. The larger the Contributions to date, the lower the percentage of your Sales Charge.

                          INDIVIDUAL ANNUITY CONTRACTS

CUMULATIVE
PREMIUM PAYMENT (1)                                              SALES CHARGE
--------------------------------------------------------------------------------
Up to $2,500                                                          9.00%
$2,501 to $5,000                                                      7.00%
$5,000 to $50,000                                                     5.00%
$50,001 to $100,000                                                   3.00%
$100,001 and over                                                     1.00%

                            GROUP ANNUITY CONTRACTS

CUMULATIVE
PREMIUM PAYMENT (1)                                              SALES CHARGE
--------------------------------------------------------------------------------
Up to $2,500                                                          7.00%
$2,501 to $50,000                                                     3.50%
$50,001 to $100,000                                                   2.00%
$100,001 and over                                                     1.00%

------------

(1) The cumulative Premium Payment amount does not assume the payment of any Premium Taxes.

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    ANNUAL MAINTENANCE FEE: The Annual Maintenance Fee is an annual $10 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts.

              MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

All Participants                                                           1.00%

    The Mortality and Expense Risk and Administrative Charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:

    MORTALITY RISK DURING THE ACCUMULATION PERIOD -- During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

    MORTALITY RISK DURING THE ANNUITY PERIOD -- Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

    EXPENSE RISK -- We also bear an expense risk that the Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

    Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.

    We also provide various administrative support services for Plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.

    If the Mortality and Expense Risk and Administrative Charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the Mortality and Expense Risk and Administrative Charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the Mortality and Expense Risk and Administrative Charge.

    We may reduce the Mortality and Expense Risk and Administrative Charge under the Contracts (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    PREMIUM TAXES: We currently do not pay Premium Tax with respect to the Contracts, but we reserve the right to deduct a charge for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of annuitization. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.

    EXPERIENCE RATING UNDER THE CONTRACTS: We may apply experience credits under a Group Variable Annuity Contract based on investment, administrative, mortality or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants' Account values, (3) the allocation of Contract values between the General Account and the Separate Account under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for mortality, expense risk and administrative undertakings, a reduction in the term or amount of any Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Participants in Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors.

    NEGOTIATED CHARGES AND FEES: The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Hartford.

    CHARGES OF THE FUNDS: The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.

    PLAN RELATED EXPENSES: The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors counsel, Hartford and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.

                                 THE CONTRACTS

    THE CONTRACTS OFFERED: The Contracts, which may be issued on a group or individual basis, are variable annuity contracts offered for use in connection with retirement plans that do not qualify for special tax treatment under the Code (Non-Qualified Contracts).

    RIGHT TO CANCEL: For individual annuity contracts, if for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee before we can cancel your Contract.

    You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

    The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract.

    ASSIGNMENTS: The Contracts are generally assignable by the Contract Owner. However, the assignment proceeds may be subject to income taxes and certain penalty taxes. (See "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans.")

    PRICING AND CREDITING OF CONTRIBUTIONS: We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.

    If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes us to keep it until the necessary information is provided.

    Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?

    Yes. There is a $30 minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant Account under a group Contract, unless the Employer's plan provides otherwise, in which case the minimum amount shall not be less than $10. For individual immediate or deferred annuity Contracts, the minimum initial Contribution is $2,500. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% to the Sub-Account of the Separate Account. The minimum amount that may be allocated to the Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

    CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

    During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

    WHAT IS A SUB-ACCOUNT TRANSFER?

    A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

    WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

    Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants' "transfer-in" requests.

    In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

    We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

    For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

    WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

    FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. WE LIMIT EACH PARTICIPANTS TO ONE SUB-ACCOUNT TRANSFER REQUEST EACH VALUATION DAY. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer," however, you cannot transfer the same Participant Account value more than once a Valuation Day.

FOR EXAMPLE:

       - If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

    - If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

    - Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

    - Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

    - However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

    SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

    We may aggregate a Contract owner's Contracts or a Participant's Participant Accounts for the purposes of enforcing these restrictions.

    The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

    We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

    THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

    FUND TRADING POLICIES

    Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

    We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

    In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

       - Certain types of financial intermediaries may not be required to provide us with shareholder information.

       - "Excepted funds" such money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

       - A Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.

       - Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan contributions.

    POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

       - Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

       - Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

       - These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.

       - In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

    HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

    We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your payee as well as reduce value of other optional benefits available under your Contract.

    Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

    In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

    GENERAL ACCOUNT OPTION TRANSFERS

    You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:

       - Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, may be prohibited. We do not currently enforce this prohibition.

       - Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, may be prohibited. We do not currently enforce this prohibition.

    In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6 of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.

    We apply these restrictions to all transfers from the General Account Option, including all systematic transfers and Dollar Cost Averaging Programs.

    As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.

    TELEPHONE AND INTERNET TRANSFERS

    Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

    Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

    We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

    Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

    We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

    DOLLAR COST AVERAGING: If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option to the Sub-Account of the Separate Account at monthly, semi-monthly, quarterly, semi-annual or annual intervals ("transfer intervals"). This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to the Sub-Account at set intervals, more units are purchased in the Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to the Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after we receive your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Account that you specify on the appropriate election form that we provide or over our recorded telephone line. If, on any transfer date, your General Account value is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by sending us a written notice at our Administrative Office or by calling one of our representatives at 1-800-528-9009 and giving us notice on our recorded telephone line.

    Transfers out of the General Account Option may be subject to certain restrictions. For information regarding these restrictions, please refer to "General Account Option Transfers" under the section entitled "The Contracts".

    HOW ARE CONTRIBUTIONS APPLIED TO MY CONTRACT?

    Your initial Contribution will be invested within two Valuation Days of our receipt of a properly competed application and the initial Contribution at our Administrative Office. If we receive your subsequent Contribution before the close of the New York Stock Exchange, it will be invested on the same Valuation Day. If we receive your Contribution after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your Contribution on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Contribution based on your last allocation instructions.

    HOW DO I KNOW WHAT MY PARTICIPANT ACCOUNT IS WORTH?

    Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Account.

    There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Account will reflect the investment performance of the Sub-Account and will fluctuate with the performance of the underlying Fund.

    Contributions made or Contract values allocated to the Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Account under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in the Sub-Account under your Participant Account by requesting Surrenders, transferring money out of the Sub-Account, submitting a Death Benefit claim or by electing an annuity payout from your Participant Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

    The Net Investment Factor is used to measure the investment performance of the Sub-Account from one Valuation Day to the next. The Net Investment Factor for the Sub-Account is calculated by dividing (a) by (b) and subtracting (c) where:

       (a) is the net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day.

       (b) is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

       (c) is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.

    We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-800-528-9009 to obtain your Participant Account value or, where available, you may access your account information through our website at retire.hartfordlife.com.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

                                 DEATH BENEFITS

    DETERMINATION OF THE BENEFICIARY: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant's estate is the Beneficiary.

    DEATH BEFORE THE ANNUITY COMMENCEMENT DATE:

       - DEATH PRIOR TO AGE 65: If the Participant dies before the Annuity Commencement Date or the Participant's attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders. The value of a Participant's Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.

       - DEATH ON OR AFTER AGE 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant's 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the Date we receive Due Proof of Death.

    CALCULATION OF THE DEATH BENEFIT: If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. THE DEATH BENEFIT REMAINS INVESTED IN THE SEPARATE ACCOUNT AND/OR GENERAL ACCOUNT OPTION ACCORDING TO YOUR LAST INSTRUCTIONS UNTIL THE PROCEEDS ARE PAID OR WE RECEIVE NEW SETTLEMENT INSTRUCTIONS FROM THE BENEFICIARY. DURING THE TIME PERIOD BETWEEN OUR RECEIPT OF DUE PROOF OF DEATH AND OUR RECEIPT OF THE COMPLETED SETTLEMENT INSTRUCTIONS, THE CALCULATED DEATH BENEFIT WILL BE SUBJECT TO MARKET FLUCTUATIONS.

    If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.

    You may apply the death benefit payment to any one of the Annuity payout options (see "Annuity Payout Options") instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant's Account after retirement (see "How are Contributions made to establish my Annuity Account?").

    DEATH ON OR AFTER THE ANNUITY COMMENCEMENT DATE If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or receive the commuted value.

                               SETTLEMENT PROVISIONS

    After termination of Contributions on behalf of a Participant prior to the selected Annuity Commencement Date for that Participant, you will have the following options:

    1. CONTINUE THE PARTICIPANT'S ACCOUNT UNDER THE CONTRACT. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option. (See "Annuity payout options"). At any time before the Annuity Commencement Date, a Participant may Surrender his or her Participant Account for a lump sum cash settlement in accordance with 3. below.

    2. TO PROVIDE ANNUITY PAYOUTS IMMEDIATELY. The values in a Participant's Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract. (See "Annuity payout options").

    3. TO SURRENDER THE PARTICIPANT'S ACCOUNT IN A SINGLE SUM. The amount received will be the value next computed after we receive a written Surrender request for complete Surrender at our Administrative Office, less any applicable Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after we receive the written request.

    4. TO REQUEST A PARTIAL SURRENDER OF THE PARTICIPANT'S ACCOUNT. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), we will take the amount out of all applicable Sub-Account(s) and the General Account option on a pro rata basis. We will deduct any applicable charges from the partial Surrender (see "Contract Charges").

    5. TO BEGIN MAKING MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL WITHDRAWALS WHILE ALLOWING YOUR PARTICIPANT ACCOUNT TO REMAIN IN THE ACCUMULATION PERIOD. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Account or the underlying investment. You may transfer the values of your Participant Account from the Sub-Account to the General Account option or from the General Account option to the Sub-Account, subject to certain restrictions (See "The Contracts"). For a more complete description of the restrictions and limitations of this Option, See "Systematic Withdrawal Option."

    CAN PAYMENT OF THE SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN-DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    MAY I SURRENDER ONCE ANNUITY PAYOUTS HAVE STARTED?

    Once Annuity payouts have started, no Surrenders are permitted except under a variable annuity under the Annuity Payout Option 5: Payments for a Designated Period.

    HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND ANNUITY PAYOUT OPTION?

    A Participant selects an Annuity Commencement Date (usually between the Participant's 50th birthday and the date on which the Participant attains age 70 1/2) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant's 75th birthday, or an earlier date if prescribed by applicable law.

    The Annuity Commencement Date and/or the Annuity payout option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payouts will normally be made on the first business day of each month or another mutually agreed upon business day.

    The contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, we reserve the right to begin Annuity payouts at age 65 under Option 2 with 120 monthly payments certain. Annuity payouts will depend on the investment allocation of your Participant Account in effect on the Annuity Commencement Date. However, unless required by applicable law, we will not assume responsibility in determining or monitoring any required minimum distributions. (See "Federal Tax Consequences").

    The amount of each Annuity payment is determined by the value of the Participant Account, the Annuitant's gender (except where prohibited by law) and age, as well as the Annuity payment option selected. All or part of a Participant's Account value may be placed under one or more Annuity payment options.

    WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT FOR AN ANNUITY PAYOUT?

    The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20, we have the right to change the frequency of payment to intervals that will result in payments of at least $20.

    HOW ARE CONTRIBUTIONS MADE TO ESTABLISH AN ANNUITY ACCOUNT?

    During the Annuity Period, Contract values are applied to establish Annuitant's Accounts under the Contracts to provide Fixed or Variable Annuity payouts.

    CAN A CONTRACT BE SUSPENDED BY A CONTRACT OWNER?

    A Contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A Contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a Contract. (See "Can a Contract be modified?"). In this context, such modifications would have become effective on or before that anniversary.

    Upon suspension of a Contract, Hartford will not accept future contributions. The suspension of a Contract will not preclude a Contract Owner from applying existing Participant's Accounts to the purchase of Fixed or Variable Annuity benefits or to withdraw a Participant's Account Value.

ANNUITY PAYMENT OPTIONS:

    OPTION 1: LIFE ANNUITY where we make monthly Annuity payouts for as long as the Annuitant lives.

- Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    OPTION 3: UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)      =                                        total amount applied under the option
                                                    at the Annuity Commencement Date
              -------------------------------------------------------------------------------------------------------------
                                           Annuity Unit value at the Annuity Commencement Date
(b)      =          number of Annuity Units represented by          x                    number of monthly
                       each monthly Annuity payout made                                 Annuity payouts made

    The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date we receive Due Proof of Death.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.

- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.

- Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- Option 5 does not involve life contingencies and does not provide any mortality guarantee.

    Surrenders are subject to the limitations set forth in the Contract and any applicable charges. (See "Contract Charges").

    UNDER ANY OF THE ANNUITY PAYOUT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYOUTS COMMENCE.

    OPTIONS 2 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED ANNUITY PAYOUT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT OR THE JOINT LIFE EXPECTANCY OF THE ANNUITANT AND THEIR JOINT ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS OR, IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY US.

    WE MAY OFFER OTHER ANNUITY PAYOUT OPTIONS FROM TIME TO TIME. NOT ALL ANNUITY PAYMENT OPTIONS WILL BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

SYSTEMATIC WITHDRAWAL OPTION ("SWO"):

    If permitted by IRS regulations and the terms of the Employer's plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer. The maximum payment amount is 1.5% monthly, 4.5% quarterly, 9.0% semi-annually or 18.0% annually of the value of the Participant's Account at the time the SWO is elected. Payments are limited to 18.0% of the Participant's Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1/2, an IRS tax penalty may apply. Any Sales Charge otherwise applicable is waived on SWO payments.

    Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant's Account is depleted). The duration of payments may not extend beyond the Participant's life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary.

    A Participant can change the terms of a SWO at any time, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and the Sub-Account to which the Participant's Account is allocated.

    We are not responsible for determining a withdrawal amount that satisfies the minimum distribution requirements under the Code. Participants may be required to change their SWO payment amount to comply with the minimum distribution requirements. Participants should consult a tax adviser to determine whether the amount of their SWO payments meets IRS minimum distribution requirements. For a discussion of the minimum distribution requirements applicable to Participants over age 70 1/2 see, "Federal Tax Considerations".

    The SWO may only be elected pursuant to an election on a form provided by us. Election of the SWO does not affect Participants' other rights under the Contracts.

    HOW ARE VARIABLE ANNUITY PAYOUTS DETERMINED?

    The value of the Annuity Unit for the Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see "How do I know what my Participant Account is worth?") for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.

    The value of the Contract is determined as the product of the value of the Accumulation Unit credited to the Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to the Sub-Account as of the date the Annuity is to commence.

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    The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the Progressive Annuity Table with an assumed interest rate ("A.I.R.") of 3.50% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of the Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.

    Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.

    The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.

    Here is an example of how a Variable Annuity is determined:

                        ILLUSTRATION OF ANNUITY PAYOUTS:
            (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

 A.  Net amount applied                                                                                 $139,782.50
 B.  Initial monthly income per $1,000 of payment applied                                                      6.13
 C.  Initial monthly payment (A x B / 1,000)                                                                $856.87
 D.  Annuity Unit Value                                                                                       3.125
 E.  Number of monthly annuity units (C / D)                                                                274.198
 F.  Assume annuity unit value for second month equal to                                                      2.897
 G.  Second monthly payment (F x E)                                                                         $794.35
 H.  Assume annuity unit value for third month equal to                                                       3.415
 I.  Third month payment (H x E)                                                                            $936.39

    The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

                           FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

    The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

    This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

    THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

    Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

    A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

    Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

    Except as provided below, upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving spouse of the Contract Owner; (a) or the civil union partner of the Contract Owner in a civil union established under applicable state law (or any law succeeding or replacing such statute(s)); or (b) the civil union partner or member of a similar same sex relationship under the law of any state; and the Annuitant or Joint Annuitant, if any, is alive, then such designated beneficiary may continue the Contract as the succeeding Contract Owner. The right of the designated beneficiary (as spouse or civil union partner) to continue the Contract is contingent upon the treatment of the designated beneficiary as the "holder" of the Contract in accordance with the provisions of section 72(s)(3) of the Code (which under current tax law is limited to different sex spouses). In the event that the designated beneficiary continues the Contract, the distribution requirements of Code section 72(s) will only arise upon the death of such designated beneficiary, unless the designated beneficiary elects not to continue the Contract. If the designated beneficiary is not treated as the "holder" under section 72(s)(3) of the Code (as is the case under current federal tax law for a civil union partner), the distribution requirements of Code section 72(s)(1) and
(2) outlined above shall apply at the time of the Contract Owner's death and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election. Contract continuation under this provision may take effect only once with respect to this Contract.

    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

       a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, in some instances the IRS could take the position that the value should be the current Contract Value (determined without regard to surrender charges) generally increased by some measure of the value of certain future cash-value type benefits.

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

       b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

    Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

       d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

         1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

         2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

         3.   Distributions attributable to a recipient's becoming disabled.

         4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

         5. Distributions made under certain annuities issued in connection with structured settlement agreements.

         6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

         7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

    If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

    If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

         1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

         2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

         3.   If the Contract Owner is not an individual, then for purposes of
              1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

    The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

    The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

3.   DIVERSIFICATION REQUIREMENTS.

    For certain types of Contracts, the Code requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

    In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

    Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

    The IRS in Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

    D. FEDERAL INCOME TAX WITHHOLDING

    The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

         1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

         2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

    Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

    E. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

    F. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

    Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

                                MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.

    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Sales Charges which are applicable at the time a Participant's Account is established under a Contract, will continue to be applicable.

    We may to modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account; or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

    HOW CONTRACTS ARE SOLD -- We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the FINRA. The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC., a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

    HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2008. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

    We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

    Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

    Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

    For individual and group Contracts, up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

    Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

    Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

ADDITIONAL PAYMENTS

    Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

ADDITIONAL
PAYMENT TYPE                                                   WHAT IT'S USED FOR
-----------------------------------------------------------------------------------------------------------------------
Access                   Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts &                  Occasional meals and entertainment, tickets to sporting events and other gifts.
Entertainment
Marketing                Joint marketing campaigns and/or Financial Intermediary event advertising/participation;
                         sponsorship of Financial Intermediary sales contests and/or promotions in which participants
                         (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense        Pay Fund related parties for wholesaler support, training and marketing activities for certain
Allowances               Funds.
Support                  Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Training                 Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility               Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                   Pay for the overall volume of their sales or the amount of money investing in our products.

    For individual and group Contracts, as of December 31, 2008, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:

    AIG Advisors Group, Inc., (Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc.), Allen & Company, AMTrust Investment Svcs Inc., Associated Securities, Banc of America Investment Services Inc., Bancwest Investment Services, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research Inc., Capital Analyst Inc., Centaurus Financial, Inc., CCO Investment Services Corp., Citigroup, Inc. (various divisions and affiliates), Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crown Capital Securities, L.P., Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., Great American Advisors, Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Heim & Young Securities, Huntington Investment Company, Independent Financial Group LLC, Infinex Financial Group, ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), Inter-Securities Inc., Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment

Services, LaSalle Financial Services, Inc., Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Pension Planners Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Rogan & Associates, Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific, Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Sun Trust Bank, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Triad Advisors, Inc., U.S. Bancorp Investments, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC (various divisions), Walnut Street Securities, Inc., Waterstone Financial Group, Wells Fargo Brokerage Services, L.L.C., WaMu Investments, Inc., Woodbury Financial Services, Inc. (an affiliate of ours).

    Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

    For individual and group Contracts, as of December 31, 2008, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities:
AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Franklin Templeton Services, LLC, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

    For individual and group Contracts, for the fiscal year ended December 31, 2008, Additional Payments did not in the aggregate exceed approximately $55.8 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.06% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $7.9 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period.

    Financial Intermediaries that received Additional Payments in 2008, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.

    WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNT'S ASSETS?

    Hartford is the custodian of the Separate Account's assets.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583

    You can also send inquiries to us electronically by Internet through our website at retire.hartfordlife.com.

    You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

                     APPENDIX I -- ACCUMULATION UNIT VALUES

          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS FOR THE SEPARATE ACCOUNTS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

                  (AS A PERCENTAGE OF DAILY SUB-ACCOUNT VALUE)

                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
----------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND -- NON-
 QUALIFIED (.825%)
WITHOUT ANY OPTIONAL BENEFITS
Accumulation Unit Value at beginning
 of period                                 $19.134          $18.217          $16.020          $14.735
Accumulation Unit Value at end of
 period                                    $10.792          $19.134          $18.217          $16.020
Number of Accumulation Units
 outstanding at end of period (in
 thousands)                                    391              423              463              503
HARTFORD STOCK HLS FUND -- NON-
 QUALIFIED (1.00%)
WITHOUT ANY OPTIONAL BENEFITS
Accumulation Unit Value at beginning
 of period                                 $18.271          $17.426          $15.352          $14.145
Accumulation Unit Value at end of
 period                                    $10.287          $18.271          $17.426          $15.352
Number of Accumulation Units
 outstanding at end of period (in
 thousands)                                     --               --               --               --

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                2004             2003             2002
--------------------------------------  -------------------------------------------------
HARTFORD STOCK HLS FUND -- NON-
 QUALIFIED (.825%)
WITHOUT ANY OPTIONAL BENEFITS
Accumulation Unit Value at beginning
 of period                                 $14.263          $11.371          $15.135
Accumulation Unit Value at end of
 period                                    $14.735          $14.263          $11.371
Number of Accumulation Units
 outstanding at end of period (in
 thousands)                                    533              520              556
HARTFORD STOCK HLS FUND -- NON-
 QUALIFIED (1.00%)
WITHOUT ANY OPTIONAL BENEFITS
Accumulation Unit Value at beginning
 of period                                 $13.716          $10.954          $14.605
Accumulation Unit Value at end of
 period                                    $14.145          $13.716          $10.954
Number of Accumulation Units
 outstanding at end of period (in
 thousands)                                     --               76               78

                                                     AS OF DECEMBER 31,
SUB-ACCOUNT                                2001             2000             1999
--------------------------------------  --------------------------------------------
HARTFORD STOCK HLS FUND -- NON-
 QUALIFIED (.825%)
WITHOUT ANY OPTIONAL BENEFITS
Accumulation Unit Value at beginning
 of period                                 $17.387          $18.860          $15.875
Accumulation Unit Value at end of
 period                                    $15.135          $17.387          $18.860
Number of Accumulation Units
 outstanding at end of period (in
 thousands)                                    592              621              677
HARTFORD STOCK HLS FUND -- NON-
 QUALIFIED (1.00%)
WITHOUT ANY OPTIONAL BENEFITS
Accumulation Unit Value at beginning
 of period                                 $16.808          $18.264          $15.400
Accumulation Unit Value at end of
 period                                    $14.605          $16.808          $18.264
Number of Accumulation Units
 outstanding at end of period (in
 thousands)                                     78               79               74

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION

SECTION                                                                    PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION                                                            2
 Safekeeping of Assets                                                         2
 Experts                                                                       2
 Non-Participating                                                             2
 Misstatement of Age or Sex                                                    2
 Principal Underwriter                                                         2
 Additional Payments                                                           3
PERFORMANCE RELATED INFORMATION                                                6
 Total Return for the Sub-Account                                              6
 Yield for the Sub-Account                                                     7
 Additional Materials                                                          7
 Performance Comparisons                                                       7
FINANCIAL STATEMENTS                                                        SA-1

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY

                   SEPARATE ACCOUNT TWO (NQ VARIABLE ACCOUNT)

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: IPD/Retirement Plans Service Center, P.O. Box 1583, Hartford, CT 06144-1583.

Date of Prospectus: May 1, 2009
Date of Statement of Additional Information: May 1, 2009

TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          3
PERFORMANCE RELATED INFORMATION                                                6
  Total Return for the Sub-Account                                             6
  Yield for the Sub-Account                                                    7
  Additional Materials                                                         7
  Performance Comparisons                                                      7
FINANCIAL STATEMENTS                                                        SA-1

2                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in the Sub-Account.

EXPERTS

The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 11, 2009 (April 29, 2009 as to the effects of the change in reporting entity structure and the retrospective adoption of FASB Statement No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS described in Note 1 and Note 17) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Two (the "Account") as of December 31, 2008, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 18, 2009, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

With respect to the unaudited interim financial information for the periods ended March 31, 2009 and 2008 which is incorporated by reference herein, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2009 and incorporated by reference herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a "report" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2008: $8,624,644; 2007: $11,395,165; and 2006: $1,161,357.

HARTFORD LIFE INSURANCE COMPANY                                            3

-------------------------------------------------------------------------------

ADDITIONAL PAYMENTS

As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments in 2008 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.

A.G. Edwards & Sons, Inc., Abacus Investments, Inc., ABD Financial Services, Inc., Access Financial Group, Inc., Access Investments, Inc., Acument Securities, Inc., Addison Avenue Federal Credit Union, ADP Broker-Dealer, Inc., Advanced Advisor Group, Advanced Equities, Inc., Advantage Capital Corp., Advisory Group Equity Services Ltd., AFA Financial Group, LLC., Affinity Bank, AFS Brokerage, Inc., AIG Equity Sales Corp., AIG Financial Advisors, AIG Retirement Advisors, Inc., AIM Distributors, Inc., Aim Investments, Alamo Capital, All Nevada Insurance, Allegacy Federal Credit Union, Allegheny Investments Ltd., Allen & Co. of Florida, Inc., Alliance Bank, AllianceBernstein, AllianceBernstein Investment Research, AllState Financial Services, LLC., Altura Credit Union, AMCORE Bank, NA., Amcore Investment Services, Inc., American Bank, NA., American Classic Securities, American Funds & Trusts, Inc., American General Securities Inc., American Heritage Federal Credit Union, American Independent Securities Group, American Independent Securities, Inc., American Investors Company, American Investors Group, American Municipal Securities, Inc., American Portfolios Financial Services, American Securities Group, Inc., American Trust & Savings Bank, Ameriprise Financial Services, Inc., Ameritas Investment Corp., Ameritrade, Inc., Ames Community Bank, Amsouth Bank, Amsouth Investment Services, AmTrust Bank, Amtrust Investment Services, Inc., Anchor Bank, Anderson & Strudwick, Inc., Andrew Garrett, Inc., Arlington Securities, Inc., Arrowhead Central Credit Union, Arvest Asset Management, Arvest Bank, Ascend Financial Services, Inc., Askar Corp., Asset Management Securities Corp., Associated Bank, NA., Associated Financial Services, Inc., Associated Investment Services, Inc., Associated Securities Corp., Astoria Federal Savings & Loan Association, Atlantic Securities, Inc., Avisen Securities, Inc., AXA Advisors, LLC., Ayre Investments, B.B. Graham & Co., B.C. Ziegler and Company, Banc of America Investment Services, Inc., Bancnorth Investment Group, Inc., Bancorpsouth Investment Services, Inc., BancWest Investment Services, Inc., Bank of Albuquerque, NA., Bank of America, Bank of Clarendon, Bank of Clarke County, Bank of Stockton, Bank of Texas, Bank of the Commonwealth, Bank of the South, Bank of the West, Bankers & Investors Co., Bankers Life and Casualty, Banknorth, BankUnited, FSB, BankWest, Inc., Bannon, Ohanesian & Lecours, Inc., Banorte Securities, Banorte Securities International, Bates Securities, Inc., BB&T Investment Services, Inc., BCG Securities, Inc., Beaconsfield Financial Services., Inc., Benchmark Investments, Inc., Beneficial Investment Services, Bernard Herold & Co., Inc., Berthel, Fisher & Co. Financial Services, Inc., Bethpage Federal Credit Union, BI Investments, LLC., Bodell Overcash Anderson & Co., Boeing Employees Credit Union, BOSC, Inc., Brecek & Young Advisors, Inc., Brighton Securities Corp., Britton & Koontz Bank, N.A., Broad Street Securities, Inc., Broker Dealer Financial Services Corp., Brokersxpress LLC., Brookstone Securities, Inc., Brookstreet Securities Corp., Brown Advisory Securities Inc., Brown, Lisle/Cummings, Inc., Bruce A Lefavi Securities, Inc., Busey Bank, Butler, Wick & Co., Inc., C.R.I. Securities, Inc., Cadaret, Grant & Co., Inc., California Bank & Trust, California Credit Union, California National Bank, Calton & Associates, Inc., Cambridge Investment Research, Inc., Cambridge Legacy Sec., LLC., Cambridge State Bank, Cantella & Co., Inc., Capital Analysts, Inc., Capital Bank, Capital Brokerage Corporation, Capital Choice, Capital City Bank, Capital Financial Services, Inc., Capital Growth Resources, Capital Investment Group, Inc., Capital Investment Services, Inc., Capital One Investments Services, LLC., Capital Securities Investment Corp., Capital Securities Management, Capital Select Investments Corp., Capital Wealth Advisors, Inc., Capital West Securities, Inc., CapitalBank, Capitol Federal Savings Bank, Capitol Securities Management, Inc., Carolina First Bank, Carolinas Investment Consulting LLC., Cary Street Partners, LLC., Cascade Investment Group, Inc., CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Centennial Securities Co., Inc., Central State Bank, Central Virginia Bank, Century National Bank, Century Securities Associates, Inc., CFD Investments, Inc., Chapin, Davis, Charles Schwab, Chase Investments Services Corp., Chemical Bank West, Chevy Chase Financial Services, CIBC World Markets Corp., Citadel Federal Credit Union, Citi Bank, Citicorp Investment Services, Citigroup Global Markets, Inc., Citizens & Farmers Bank, Citizens Bank, Citizens Business Bank, City Bank, City Securities Corporation, Coastal Federal Credit Union, Coburn & Meredith, Inc., Colonial Bank, N.A., Colonial Brokerage, Inc., Comerica Bank, Comerica Securities, Commerce Bank, N.A., Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commercial & Savings Bank/Mllrsbrg, Commercial Federal Bank, Commonwealth Bank & Trust Co., Commonwealth Financial Network, Commonwealth Investment Services, Inc., Community Bank, Community Bank & Trust, Community Credit Union, Community Investment Services, Inc., Compass Bank, Compass Brokerage, Inc., Comprehensive Financial Services, Conservative Financial Services., Inc., Coordinated Capital Securities, Inc., Country Club Financial Services., Inc., Countrywide Bank, Countrywide Investment Services, Inc., Credit Union West, Crews & Associates, Inc., Crowell, Weedon & Co., Crown Capital Securities, LLP, CUE, Cullum & Burks Securities, Inc.,

4                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

Cumberland Brokerage Corp., Cuna Brokerage Services, Inc., Cuso Financial Services, LLP., CW Securities, LLC., D.A. Davidson & Company, Davenport & Company LLC., David A. Noyes & Company, David Lerner Associates, Inc., DaVinci Capital Management, Inc., Dawson James Securities, Inc., Delta Equity Services Corp., Delta Trust Investment, Inc., Deutsche Bank Securities, Inc., DeWaay Financial Network, DFCU Financial Federal Credit Union, Dilworth, Diversified Securities, Inc., Dominion Investor Services., Inc., Dorsey & Company, Inc., Dougherty & Company LLC., Dubuque Bank & Trust Co., Dumon Financial, Duncan-Williams, Inc., Dupaco Community Credit Union, Eagle Bank, Eagle One Financial, Eagle One Investments, LLC., Eastern Bank, Eastern Financial Florida Credit Union, ECM Securities Corporation, EDI Financial, Inc., Edward Jones, Effex National Security, Eisner Securities, Inc., Emclaire Financial Corp., Emerson Equity, LLC., Empire Bank, Empire Financial Group, Inc., Empire Securities Corporation, Emporia State Bank & Trust Co., Ensemble Financial Services, Inc., EPlanning Securities, Inc., Equitable Bank, Equitas America, LLC, Equity Services, Inc., ESL Federal Credit Union, Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities, LLC., Evans National Bank, EVB, Evolve Securities, Inc., Excel Securities & Assoc., Inc., Fairport Capital, Inc., Fairwinds Credit Union, Farmers National Bank, Farmers National Bank/Canfield, Feltl & Company, Ferris/Baker Watts, FFP Securities, Inc., Fidelity Bank, Fidelity Brokerage Services., LLC., Fidelity Federal Bank & Trust, Fidelity Investments, Fifth Third Bank, Fifth Third Securities, FIMCO Securities Group, Inc., Financial Center Credit Union, Financial Network Investment Corp., Financial Partners Credit Union, Financial Planning Consultants, Financial Security Management, Inc., Financial West Group, Fintegra LLC., First Allied Securities, First America Bank, First American Bank, First Bank, First Brokerage America, First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Services, First Command Financial Planning, First Commonwealth Bank, First Commonwealth Federal Credit Union, First Community Bank, First Community Bank, N.A., First Federal Bank, First Federal Savings & Loan of Charlston, First Financial Bank, First Financial Equity Corp., First Global Securities, Inc., First Harrison Bank, First Heartland Capital Inc., First Hope Bank, First Investment Services, First MidAmerica Investment Corp., First Midwest Bank, First Midwest Securities, First Montauk Securities, First National Bank, First National Investments Inc, First Niagara Bank, First Northern Bank of Dixon, First Place Bank, First Southeast Investment Services, First St. Louis Securities, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Wall Street Corporation, First Western Securities Inc., FirstMerit Securities, Inc., FiServ Investor Services, Inc., Flagstar Bank, FSB, Florida Investment Advisers, Flushing Savings Bank, FSB, FMN Capital Corporation, FNB Brokerage Services, Inc., FNIC F.I.D. Div., Folger Nolan Fleming Douglas, Foothill Securities, Inc., Foresters Equity Services, Inc., Fortune Financial Services, Founders Financial Securities, LLC., Fox and Company, Franklin Bank, Franklin/Templeton Dist., Inc., Freedom Financial, Inc., Fremont Bank, Frontier Bank, Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, FSIC, Fulcrum Securities, Inc., Gateway Bank and Trust Company, Geneos Wealth Management, Inc., Genworth Financial Securities Corp., GIA Financial Group, L.L.C., Girard Securities Inc., Global Brokerage Services, Gold Coast Securities, Inc., Golden One Credit Union, Great American Advisors, Inc., Great American Investors, Inc., Great Lakes Capital, Inc., Greenberg Financial Group, Gregory J Schwartz & Co., Inc., Gunnallen Financial, Inc., GWN Securities, Inc., H&R Block Financial Advisers, Inc., H. Beck, Inc., H.D.Vest Investment Services, Haas Financial Products, Inc., Hancock Bank, Hancock Investments Services, Harbor Financial Services, LLC., Harbour Investments, Inc., Harger and Company, Inc., Harold Dance Investments, Harris Investor Services, Inc., Harvest Capital LLC, Hawthorne Securities Corp., Hazard & Siegel, Inc., Hazlett, Burt & Watson, Inc., HBW Securities, LLC, HCSB, Heartland Investment Associates, Inc., Heim & Young Securities, Inc., Heim Young & Associates, Inc., Hibernia Investments, LLC, Hibernia National Bank, High Country Bank, High Ridge Insurance Services, Hilliard Lyons, HNB National Bank, Home Savings & Loan Company of Youngstown, Home Savings Bank, Horizon Bank, Hornor, Townsend & Kent, Inc., Horwitz & Associates, Inc., Howe Barnes Investments, Inc., HRC Investment Services, Inc., HSBC Bank USA, National Associates, HSBC International, HSBC Securities (USA) Inc., Huntingdon Securities Corp., Huntington Investment Co., Huntington National Bank, Huntington Valley Bank, Huntleigh Securities Corp., IBC Investments, IBN Financial Services, Inc., ICBA Financial Services Corp., IFG Network Securities, Inc., IFMG Securities, Inc., IMS Securities, Inc., Independent Financial Securities Inc., Independent Financial Group, LLC., Indiana Merchant Banking & Brokerage, Infinex Investment, Inc., Infinity Securities, Co., Inc., ING Financial Advisors, LLC, ING Financial Partners, Innovative Solutions, Integrated Financial Inc., Intercarolina Financial Services, Inc., Interpacific Investor Services, InterSecurities, Inc., INTRUST Bank, NA., Intrust Brokerage Inc., Invesmart Securities, LLC., INVEST Financial Corporation, Investacorp, Inc., Investment Center, Inc., Investment Centers of America, Investment Management Corp., Investment Network, Inc., Investment Planners, Inc., Investment Professionals, Inc., Investment Security Corp., Investors Capital Corp., Investors Resources Group, Inc., Iowa State Bank, ISG Equity Sales Corporation, J.B. Hanauer & Co., J.J.B Hilliard, W.L.Lyons LLC., J.P. Turner & Co., J.W. Cole Financial, Inc., Jack V Butterfield Investment Co., Jackson Securities, LLC., Jacksonville Savings Bank, James C. Butterfield, Inc., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corp., Jesup & Lamont Securities Corp., JHW Financial Services, Inc., JHW Securities, JJB Hilliard/WL Lyons, Inc., Jones Bains Sides Investments Group, Joseph James Financial Services, Kalos Capital, Inc., Kaplan & Co., Securities Inc., KCD Financial, Inc., Keesler Federal Credit Union, Kern National

HARTFORD LIFE INSURANCE COMPANY                                            5

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Federal Credit Union, Kern Schools Federal Credit Union, Key Bank, Key
Investment Services, LLC., Key Investor Services, KeyBank, NA., KeyPoint Credit Union, Kinecta Credit Union, Kirkwood Bank & Trust Co., KleinBank, KMS Financial Services, Inc., Kovack Securities, Inc., L.F. Financial, LLC., L.M. Kohn & Company, LaBrunerie Financial Services, Inc., Lake Area Bank, Lake Community Bank, Landmark Credit Union, Lara, Shull & May, LTD., LaSalle Financial Services, Inc., LaSalle Street Securities, Inc., Lawrence Jorgenson, Legacy Asset Securities, Inc., Legacy Financial Services, Inc., Legend Equities Corporation, Legends Bank, Legg Mason/Citigroup Global Market, Leigh Baldwin & Co., LLC., Leonard & Company, Lesko Securities Inc., Leumi Investment Services, Inc., Lexington Investment Co., Inc., LFA, Liberty Group, LLC., Liberty Securities Corporation, Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger, LOC Federal Credit Union, Lockheed Federal Credit Union, Lombard Securities, Inc., Long Island Financial Group, Lord, Abbett & Co., Lowell & Company, Inc., LPL Financial, M Holdings Securities, Inc., M&I Bank, M&I Brokerage Services, Inc., M&I Financial Advisors, Inc., M&T Bank, M&T Securities, Inc., M. Griffith, Inc., M.L. Stern & Co. Inc., Madison Avenue Securities, Inc., Madison Bank & Trust, Main Street Securities, LLC., Manarin Securities Corp., Manna Financial Services Corp., Mascoma Savings Bank, Mass Institute of Technology Credit Union, Mass Mutual, Maxim Group LLC., McGinn, Smith & Co., Inc., McNally Financial Services Corp.; Means Investment Co., Inc., Medallion Equities, Inc., Medallion Investment Services Inc., Mercantile Bank, Mercantile Brokerage Services Inc., Mercantile Trust & Savings Bank, Merrill Lynch Inc., Merrimac Corporate Securities, Inc., Mesirow Financial, Inc., MetLife Securities, Inc., MFS Fund Distributors, Inc., MICG Investment Management, Michigan Catholic Credit Union, Michigan Securities, Inc., Mid Atlantic Capital Corp., MidAmerica Financial Services Inc., Mid-Atlantic Securities, Inc., Midwestern Sec Trading CO, LLC., Milkie/Ferguson Investments, Mission Federal Credit Union, MMC Securities Corp., MML Investor Services, Inc., Moloney Securities Co., Inc., Money Concepts Capital Corp, Money Management Advisory Inc., Moors & Cabot, Inc., Morgan Keegan & Co., Inc., Morgan Peabody, Inc., Morgan Stanley & Co., Inc., MSCS Financial Services, LLC., MTL Equity Products, Inc., Multi-Financial Securities Corp., Multiple Financial Services., Inc., Mutual Funds Assoc., Inc., Mutual Securities, Inc., Mutual Service Corp., NatCity Investments, National Bank & Trust, National City Bank of Midwest, National Financial Services Corp., National Investors Services, National Pension & Group Consultant, National Planning Corporation, National Securities Corp., Nations Financial Group, Inc., Nationwide Investment Service Corp., Navy Federal Brokerage Services, Navy Federal Credit Union, NBC Financial Services, NBC Securities, Inc., NBT Bank, Neidiger, Tucker, Bruner, Inc., Nelson Securities, Inc., Networth Strategic, New England Securities Corp., New Horizon Asset Management Group, LLC., NewAlliance Bank, NewAlliance Investments, Inc., Newbridge Securities Corp., Nexity Financial Services, Inc., Next Financial Group, NFB Investment Services Corp., NFP Securities, Inc., NIA Securities, LLC., Nodaway Valley Bank, Nollenberger Capital Partners, North Ridge Securities Corp., Northeast Securities, Inc., Northern Trust Company, Northern Trust Securities, Inc., Northridge Capital Corp., Northwestern Mutual Investment Services, Inc., Nutmeg Securities, Ltd., NYLIFE Securities Inc., O.N. Equity Sales Co., Oak Tree Securities, Inc., Oakbrook Financial Group, Inc., Oberlin Financial Corporation, OFG Financial Services, Inc., Ogilvie Security Advisors Corp., Ohio National Equities, Inc., O'Keefe Shaw & Company, Old National Bank, ON Equity Sales Co., OneAmerica Securities Inc., Oppenheimer and Co., Inc., Orange County Teachers Federal Credit Union, P & A Financial Sec's Inc., Pacific Cascade Federal Credit Union, Pacific Financial Assoc., Pacific West Securities, Inc., Packerland Brokerage Services, Inc., Paragon Bank & Trust, Park Avenue Securities, Parsonex Securities, Inc., Partnervest Securities, Inc., Patapsco Bank, Patelco Credit Union, Paulson Investment Company Inc., Peachtree Capital Corporation, Penn Plaza Brokerage, Pension Planners Securities Inc., Pentagon Federal Credit Union, Peoples Bank, Peoples Community Bank, Peoples Securities, Inc., Peoples United Bank, PFIC Securities Corp, Pillar Financial Services, Pimco Funds, PlanMember Securities Corp., PMK Securities & Research Inc., PNC Bank Corp., PNC Investments LLC., Premier America Credit Union, Prime Capital Services, Inc., PrimeSolutions Securities, Inc, PrimeVest Financial Services, Princor Financial Service Corp., ProEquities, Inc., Professional Asset Management, Inc., Prospera Financial Services, Protected Investors of America, Provident Bank, Provident Savings Bank, F.S.B., Pruco Securities Corp., Purshe, Kaplin & Sterling, Putnam Investments, Putnam Savings Bank, QA3 Financial Corp., Quest Capital Strategies, Inc., Quest Securities, Inc., Quest Tar, Questar Capital Corp., R.M. Stark & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corp., RBC Centura Bank, RBC Centura Securities, Inc., RBC Dain Rauscher Inc., Regal Discount Securities, Inc., Regal Securities, Inc., Regency Securities Inc., Regions Bank, Reliance Securities, LLC., Resource Horizons Group, LLC., R-G Crown Bank, Rhodes Securities, Inc., Rice Pontes Capital, Inc., Ridgeway & Conger, Inc., River City Bank, RiverStone Wealth Management, Inc., RNR Securities LLC., Robert B. Ausdal & Co., Inc., Robert W. Baird & Co. Inc., Robinson & Robinson, Inc., Rogan & Associates, Inc., Rogan, Rosenberg & Assoc., Inc., Rothschild Investment Corp., Royal Alliance Associates, Inc., Royal Securities Company, Rushmore Securities Corp., Rydex Distributors, Inc., S F Police Credit Union, S.C. Parker & Co., Inc., Sage, Rutty & Co., Inc., Sammons Securities Company LLC., San Mateo County Employees Credit Union, Sanders Morris Harris Inc., Sandy Spring Bank, Sawtooth Securities, LLC., Saxony Securities, Inc., SCF Securities, Inc., School Employees Credit Union, Scott & Stringfellow, Inc., Seacoast Investor

6                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

Services Inc., Seacoast National Bank, Securian Financial Services, Securities America, Inc., Securities Equity Group, Securities Service Network, Inc., Security Service Federal Credit Union, Shields & Company, Sicor Securities Inc., Sigma Financial Corporation, Signator Investors Inc., Signature Bank, Signature Financial Group, Inc., Signature Securities Group, SII Investments, Silicone Valley Securities, SMH Capital, Smith Barney, Smith Barney Bank Advisor, Smith Hayes Financial Services Corp., Sorrento Pacific Financial LLC., Source Capital Group, Inc., South Carolina Bank & Trust, South Valley Bank & Trust, South Valley Wealth Management, Southeast Investments NA Inc., Southern MO Bank of Marshfield, SouthTrust Securities, Inc., Southwest Securities, Inc., Sovereign Bank, Space Coast Credit Union, Spectrum Capital, Inc., Spelman & Co., Inc., Spire Securities, LLC., Stanford Group Company, Stephen A. Kohn & Associates, Stephens, Inc., Sterling Savings Bank, Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Stock Depot Inc, Stockcross, Inc., Stofan, Agazzi & Company, Inc., Strand Atkinson Williams York, Strategic Alliance Corp., Strategic Financial Alliance, Summit Bank, Summit Brokerage Services Inc., Summit Equities, Inc., Summitalliance Securities, LLC., SunAmerica, Sunset Financial Services, Inc., SunTrust Investment Services, Inc., Superior Bank, Surrey Bank & Trust, Susquehanna Bank, SWBC Investment Company, SWS Financial Services, Symetra Investment Services Inc., Synergy Investment Group, Synovus Securities, T.J. Raney & Sons, Inc., Taylor Securities, Inc., TD Bancnorth, National Assoc., TD Waterhouse Investor Services, Inc., Technology Credit Union, Telesis Community Credit Union, Telhio Credit Union, TFS Securities, Inc., The Advisors Group, Inc., The Capital Group Sec. Inc., The Concord Equity Group, LLC., The Golden 1 Credit Union, The Huntington Investment Co., The Huntington Investment Company, The Legend Gray, Thomasville National Bank, Thoroughbred Financial Services, LLC., Thrasher & Company, Thrivent Investment Management, Inc., Thurston, Springer, Miller, Her, TierOne Bank, TimeCapital Securities Corp., Tower Square Securities, Inc., TradeStar Investments, Inc., Transamerica Financial Advisor, TransWest Credit Union, Tri Counties Bank, Triad Advisors, Inc., Tri-County Financial Group, Inc., Triequa Capital Corporation, Triune Capital Advisors, Troy Bank & Trust, Trustmark National Bank, Trustmont Financial Group Inc., U.S Bank, UBS Financial Services, Inc., UBS International; UBS Private Banking, UMB Bank, UMB Financial Services, Inc., UMB Scout Brokerage Services, Union Bank, Union Bank & Trust, Union Bank Company, Union Bank of California, N.A., Union Bank of Chandler, Union Capital Company, Union Savings Bank, UnionBanc Investment Services, United Bank, Inc., United Brokerage Services, Inc., United Community Bank, United Financial Group, United Planners Financial Services of America, United Securities Alliance Inc., Univest Investments, Inc., US Alliance Credit Union, US Bancorp Investments, US Bank, N.A., USA Financial Securities Corp., USAllianz Securities, Inc., USI Securities, UVest Financial Services, V.B.C. Securities, VALIC Financial Advisors, Inc., ValMark Securities, Van Kampen Investments, Inc., VanDerbilt Securities, LLC., Veritrust Financial, LLC., VFinance Investments, Inc., Vinson Assoc., Vision Bank, Vision Invstmnt Services, Inc., Vision Securities, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., VYstar Credit Union, Waccamaw Bank, Wachovia Bank, Wachovia Securities Inc. Financial Network, Wachovia Securities ISG, Wachovia Securities LLC., Waddell & Reed, Inc., Wakulla Bank, Wald Group, Wall Street Electronica, Inc., Wall Street Financial Group, Walnut Street Securities, Inc., WAMU, WaMu Investments, Inc., Washington Mutual, Wasserman & Associates, Waterstone Financial Group, Wayne Hummer Investments LLC., Wayne Savings Community Bank, Wealth Management Services, Webster Bank, Webster Investments, Wedbush Morgan Securities Inc., Weitzel Financial Services Inc., Wells Fargo Investments, Wells Fargo Securities Independent, Wells Federal Bank, Wellstone Securities, LLC., WesBanco Bank, Inc., WesBanco Securities, Inc., Wescom Credit Union, Wescom Financial Services, West Alabama Bank & Trust, West Coast Bank, Westamerica Bank, Western Federal Credit Union, Western International Securities, Westfield Bakerink Brozak LLC., Westminster Financial Investment, Westminster Financial Securities, Inc., Westport Securities, L.L.C., WFG Securities Corp., Whitney National Bank, Whitney Securities, LLC., Wilbank Securities, Wiley Bros.-Aintree Capital, William C. Burnside & Company, Wilmington Brokerage Services, Wilmington Trust Co., Windsor Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc., Woodforest National Bank, Woodlands Securities Corp., Woodmen Financial Services Inc., Woodstock Financial Group, Inc., Workman Securities Corp., World Equity Group Inc., World Group Securities, Inc., Worth Financial Group, Inc., WRP Investments, Inc., Wunderlich Securities Inc., XCU Capital Corp., Inc., Xerox Credit Union, Zeigler Investment Services.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Account. Performance information about the Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR THE SUB-ACCOUNT

When the Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has

HARTFORD LIFE INSURANCE COMPANY                                            7

-------------------------------------------------------------------------------

not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible sales charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for the Sub-Account is higher than standardized total return for the Sub-Account.

YIELD FOR THE SUB-ACCOUNT

If applicable, the Sub-Account may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Hartford uses to calculate yield is YIELD = 2[(a-b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

The Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Two (the "Account"), as of December 31, 2008, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the mutual fund companies; where replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Hartford Life Insurance Company Separate Account Two as of December 31, 2008, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 18, 2009

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                  AMERICAN CENTURY(R) VP      ALLIANCEBERNSTEIN
                                         CAPITAL                INTERNATIONAL
                                    APPRECIATION FUND             VALUE FUND
                                       SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                      --                        --
   Class IB                                      --                        --
   Other class                              441,050                    75,415
                                       ============              ============
  Cost:
   Class IA                                      --                        --
   Class IB                                      --                        --
   Other class                           $4,040,611                $1,650,991
                                       ============              ============
  Market Value:
   Class IA                                      --                        --
   Class IB                                      --                        --
   Other class                           $3,501,933                  $824,287
 Due from Hartford Life
  Insurance Company                          23,843                        --
 Receivable from fund shares
  sold                                           --                        28
 Other assets                                    --                        --
                                       ------------              ------------
 Total Assets                             3,525,776                   824,315
                                       ------------              ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                              --                        28
 Payable for fund shares
  purchased                                  23,843                        --
 Other liabilities                               --                        --
                                       ------------              ------------
 Total Liabilities                           23,843                        28
                                       ------------              ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $3,501,933                  $824,287
                                       ============              ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      AIM V.I.                AIM V.I.                AIM V.I.           ALLIANCEBERNSTEIN VP
                                      CAPITAL                   CORE                    HIGH                  GROWTH AND
                                 APPRECIATION FUND          EQUITY FUND              YIELD FUND            INCOME PORTFOLIO
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                      --                      --                       --
   Class IB                                   --                      --                      --                       --
   Other class                           150,682                 260,143                 440,349                  156,004
                                    ============            ============            ============             ============
  Cost:
   Class IA                                   --                      --                      --                       --
   Class IB                                   --                      --                      --                       --
   Other class                        $3,869,482              $6,521,966              $3,466,547               $4,278,525
                                    ============            ============            ============             ============
  Market Value:
   Class IA                                   --                      --                      --                       --
   Class IB                                   --                      --                      --                       --
   Other class                        $2,545,020              $5,138,067              $1,624,889               $2,023,374
 Due from Hartford Life
  Insurance Company                        2,780                      --                      --                       --
 Receivable from fund shares
  sold                                        --                   1,936                   4,013                       74
 Other assets                                  1                      --                      --                       --
                                    ------------            ------------            ------------             ------------
 Total Assets                          2,547,801               5,140,003               1,628,902                2,023,448
                                    ------------            ------------            ------------             ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                   1,936                   4,013                       74
 Payable for fund shares
  purchased                                2,780                      --                      --                       --
 Other liabilities                            --                      49                      --                       --
                                    ------------            ------------            ------------             ------------
 Total Liabilities                         2,780                   1,985                   4,013                       74
                                    ------------            ------------            ------------             ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $2,545,021              $5,138,018              $1,624,889               $2,023,374
                                    ============            ============            ============             ============

                                ALLIANCEBERNSTEIN VPS                              BB&T
                                     INTERMEDIATE           AMERICAN FUNDS        MID CAP
                                    BOND PORTFOLIO           GROWTH FUND        GROWTH VIF
                                  SUB-ACCOUNT (A)(B)         SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                     --                  --
   Class IB                                    --                     --                  --
   Other class                            204,169                  6,739           1,014,934
                                     ============             ==========       =============
  Cost:
   Class IA                                    --                     --                  --
   Class IB                                    --                     --                  --
   Other class                         $2,259,372               $404,216         $10,982,202
                                     ============             ==========       =============
  Market Value:
   Class IA                                    --                     --                  --
   Class IB                                    --                     --                  --
   Other class                         $2,123,358               $224,215          $7,003,042
 Due from Hartford Life
  Insurance Company                            --                     --              12,268
 Receivable from fund shares
  sold                                         79                      8                  --
 Other assets                                  --                     --                   1
                                     ------------             ----------       -------------
 Total Assets                           2,123,437                224,223           7,015,311
                                     ------------             ----------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            79                      8                  --
 Payable for fund shares
  purchased                                    --                     --              12,268
 Other liabilities                             --                     --                  --
                                     ------------             ----------       -------------
 Total Liabilities                             79                      8              12,268
                                     ------------             ----------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $2,123,358               $224,215          $7,003,043
                                     ============             ==========       =============

(a)  From inception April 25, 2008 to December 31, 2008.

(b) Effective April 25, 2008, AllianceBernstein VPS Global Bond Portfolio merged with AllianceBernstein Intermediate Bond Portfolio.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                         BB&T
                                   CAPITAL MANAGER               BB&T
                                      EQUITY VIF             LARGE CAP VIF
                                     SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --
   Class IB                                    --                       --
   Other class                            935,025                4,525,750
                                     ============            =============
  Cost:
   Class IA                                    --                       --
   Class IB                                    --                       --
   Other class                         $8,004,449              $52,687,899
                                     ============            =============
  Market Value:
   Class IA                                    --                       --
   Class IB                                    --                       --
   Other class                         $4,441,368              $29,372,117
 Due from Hartford Life
  Insurance Company                            --                       --
 Receivable from fund shares
  sold                                        161                   15,013
 Other assets                                   2                       --
                                     ------------            -------------
 Total Assets                           4,441,531               29,387,130
                                     ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           161                   15,013
 Payable for fund shares
  purchased                                    --                       --
 Other liabilities                             --                        4
                                     ------------            -------------
 Total Liabilities                            161                   15,017
                                     ------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $4,441,370              $29,372,113
                                     ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                        BB&T
                                      SPECIAL                   BB&T                                          COLUMBIA
                                   OPPORTUNITIES            TOTAL RETURN           CALVERT SOCIAL         ASSET ALLOCATION
                                     EQUITY VIF               BOND VIF           BALANCED PORTFOLIO           FUND VS
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                      --                      --                      --
   Class IB                                   --                      --                      --                      --
   Other class                           695,141                 433,006               1,368,835                 475,102
                                    ============            ============            ============            ============
  Cost:
   Class IA                                   --                      --                      --                      --
   Class IB                                   --                      --                      --                      --
   Other class                        $8,438,747              $4,314,239              $2,134,679              $7,537,583
                                    ============            ============            ============            ============
  Market Value:
   Class IA                                   --                      --                      --                      --
   Class IB                                   --                      --                      --                      --
   Other class                        $7,139,095              $4,304,076              $1,708,306              $4,427,968
 Due from Hartford Life
  Insurance Company                       19,953                      --                      --                      --
 Receivable from fund shares
  sold                                        --                     166                     154                     169
 Other assets                                  3                      --                      --                      --
                                    ------------            ------------            ------------            ------------
 Total Assets                          7,159,051               4,304,242               1,708,460               4,428,137
                                    ------------            ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                     166                     154                     169
 Payable for fund shares
  purchased                               19,953                      --                      --                      --
 Other liabilities                            --                      11                      --                      17
                                    ------------            ------------            ------------            ------------
 Total Liabilities                        19,953                     177                     154                     186
                                    ------------            ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $7,139,098              $4,304,065              $1,708,306              $4,427,951
                                    ============            ============            ============            ============

                                      COLUMBIA
                                    SMALL COMPANY              COLUMBIA               EVERGREEN VA
                                       GROWTH               LARGE CAP VALUE       DIVERSIFIED CAPITAL
                                       FUND VS                  FUND VS               BUILDER FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT (C)
-----------------------------  ------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                      --
   Class IB                                    --                       --                      --
   Other class                            999,936                1,480,072                 278,008
                                    =============            =============            ============
  Cost:
   Class IA                                    --                       --                      --
   Class IB                                    --                       --                      --
   Other class                        $13,277,510              $26,594,053              $3,959,856
                                    =============            =============            ============
  Market Value:
   Class IA                                    --                       --                      --
   Class IB                                    --                       --                      --
   Other class                         $7,599,585              $14,194,040              $2,346,391
 Due from Hartford Life
  Insurance Company                            --                       --                      --
 Receivable from fund shares
  sold                                      1,845                    7,410                      94
 Other assets                                  --                       --                      --
                                    -------------            -------------            ------------
 Total Assets                           7,601,430               14,201,450               2,346,485
                                    -------------            -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         1,845                    7,410                      94
 Payable for fund shares
  purchased                                    --                       --                      --
 Other liabilities                             76                      111                      --
                                    -------------            -------------            ------------
 Total Liabilities                          1,921                    7,521                      94
                                    -------------            -------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $7,599,509              $14,193,929              $2,346,391
                                    =============            =============            ============

(c)  Formerly Evergreen VA Balanced Fund. Change effective May 30, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        EVERGREEN VA
                                     EVERGREEN VA       INTERNATIONAL
                                     GROWTH FUND         EQUITY FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                  --
   Class IB                                    --                  --
   Other class                            499,782           1,391,821
                                     ============       =============
  Cost:
   Class IA                                    --                  --
   Class IB                                    --                  --
   Other class                         $6,065,936         $15,867,451
                                     ============       =============
  Market Value:
   Class IA                                    --                  --
   Class IB                                    --                  --
   Other class                         $4,123,206         $13,375,403
 Due from Hartford Life
  Insurance Company                            --                  --
 Receivable from fund shares
  sold                                      2,500               2,494
 Other assets                                   1                   3
                                     ------------       -------------
 Total Assets                           4,125,707          13,377,900
                                     ------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         2,500               2,494
 Payable for fund shares
  purchased                                    --                  --
 Other liabilities                             --                  --
                                     ------------       -------------
 Total Liabilities                          2,500               2,494
                                     ------------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $4,123,207         $13,375,406
                                     ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                       EVERGREEN VA       EVERGREEN VA          EVERGREEN VA
                                    EVERGREEN VA          SPECIAL             HIGH              FUNDAMENTAL
                                     OMEGA FUND         VALUES FUND       INCOME FUND          LARGE CAP FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                  --               --                     --
   Class IB                                   --                  --               --                     --
   Other class                           248,646           1,191,944           11,508                485,984
                                    ============       =============       ==========           ============
  Cost:
   Class IA                                   --                  --               --                     --
   Class IB                                   --                  --               --                     --
   Other class                        $4,831,787         $17,163,148         $108,285             $7,324,330
                                    ============       =============       ==========           ============
  Market Value:
   Class IA                                   --                  --               --                     --
   Class IB                                   --                  --               --                     --
   Other class                        $3,587,972         $10,942,049          $72,387             $6,181,725
 Due from Hartford Life
  Insurance Company                           --                  --               --                     --
 Receivable from fund shares
  sold                                       146               2,633                3                    282
 Other assets                                  6                   1               --                     69
                                    ------------       -------------       ----------           ------------
 Total Assets                          3,588,124          10,944,683           72,390              6,182,076
                                    ------------       -------------       ----------           ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          146               2,633                3                    282
 Payable for fund shares
  purchased                                   --                  --               --                     --
 Other liabilities                            --                  --               --                     --
                                    ------------       -------------       ----------           ------------
 Total Liabilities                           146               2,633                3                    282
                                    ------------       -------------       ----------           ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,587,978         $10,942,050          $72,387             $6,181,794
                                    ============       =============       ==========           ============


                                  FIDELITY(R) VIP         FIDELITY(R) VIP      FIDELITY(R) VIP
                                 ASSET MANAGER (TM)            GROWTH           CONTRAFUND(R)
                                    SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                      --                   --
   Class IB                                   --                      --                   --
   Other class                           249,090                 306,076              843,721
                                    ============            ============        =============
  Cost:
   Class IA                                   --                      --                   --
   Class IB                                   --                      --                   --
   Other class                        $3,934,422              $9,241,669          $15,345,831
                                    ============            ============        =============
  Market Value:
   Class IA                                   --                      --                   --
   Class IB                                   --                      --                   --
   Other class                        $2,568,116              $7,201,981          $12,984,869
 Due from Hartford Life
  Insurance Company                           --                      --                  999
 Receivable from fund shares
  sold                                       793                   2,520                   --
 Other assets                                 --                      --                   --
                                    ------------            ------------        -------------
 Total Assets                          2,568,909               7,204,501           12,985,868
                                    ------------            ------------        -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          793                   2,520                   --
 Payable for fund shares
  purchased                                   --                      --                  999
 Other liabilities                            --                      --                    4
                                    ------------            ------------        -------------
 Total Liabilities                           793                   2,520                1,003
                                    ------------            ------------        -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $2,568,116              $7,201,981          $12,984,865
                                    ============            ============        =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                               FRANKLIN
                                   FIDELITY(R) VIP              INCOME
                                       OVERSEAS            SECURITIES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                            264,765                  79,577
                                     ============            ============
  Cost:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $5,330,808              $1,340,951
                                     ============            ============
  Market Value:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $3,222,190                $902,409
 Due from Hartford Life
  Insurance Company                            --                      --
 Receivable from fund shares
  sold                                        285                      30
 Other assets                                   1                      --
                                     ------------            ------------
 Total Assets                           3,222,476                 902,439
                                     ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           285                      30
 Payable for fund shares
  purchased                                    --                      --
 Other liabilities                             --                      --
                                     ------------            ------------
 Total Liabilities                            285                      30
                                     ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $3,222,191                $902,409
                                     ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        HARTFORD            HARTFORD         HARTFORD
                                   HARTFORD             LARGECAP             TOTAL           CAPITAL
                                   ADVISERS              GROWTH           RETURN BOND      APPRECIATION
                                   HLS FUND             HLS FUND            HLS FUND         HLS FUND
                                 SUB-ACCOUNT        SUB-ACCOUNT (D)       SUB-ACCOUNT      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                          89,820,939             81,149           63,084,990        61,608,485
   Class IB                          10,762,445            151,991           18,570,941         9,586,370
   Other class                               --                 --                   --                --
                               ================       ============       ==============  ================
  Cost:
   Class IA                      $1,549,096,653         $1,038,195         $697,365,949    $2,147,272,913
   Class IB                         263,761,938          1,492,100          213,196,894       425,949,120
   Other class                               --                 --                   --                --
                               ================       ============       ==============  ================
  Market Value:
   Class IA                      $1,229,628,813           $801,995         $602,030,220    $1,561,159,032
   Class IB                         149,050,237          1,499,743          176,444,236       241,030,982
   Other class                               --                 --                   --                --
 Due from Hartford Life
  Insurance Company                          --                 --                   --                --
 Receivable from fund shares
  sold                                1,044,284                107              492,753           839,420
 Other assets                               139                 --                   --                --
                               ----------------       ------------       --------------  ----------------
 Total Assets                     1,379,723,473          2,301,845          778,967,209     1,803,029,434
                               ----------------       ------------       --------------  ----------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                   1,044,284                107              492,753           839,420
 Payable for fund shares
  purchased                                  --                 --                   --                --
 Other liabilities                           --                 --                   91                 9
                               ----------------       ------------       --------------  ----------------
 Total Liabilities                    1,044,284                107              492,844           839,429
                               ----------------       ------------       --------------  ----------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $1,378,679,189         $2,301,738         $778,474,365    $1,802,190,005
                               ================       ============       ==============  ================

                                  HARTFORD       HARTFORD       HARTFORD
                                  DIVIDEND      FUNDAMENTAL      GLOBAL
                                 AND GROWTH       GROWTH        ADVISERS
                                  HLS FUND       HLS FUND       HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
-----------------------------  --------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                        54,381,135      1,652,153      5,675,057
   Class IB                        13,095,746        685,296        874,057
   Other class                             --             --             --
                               ==============  =============  =============
  Cost:
   Class IA                      $872,513,658    $16,006,078    $63,912,585
   Class IB                       240,969,823      6,439,449      9,453,216
   Other class                             --             --             --
                               ==============  =============  =============
  Market Value:
   Class IA                      $781,336,517     $9,780,666    $48,259,211
   Class IB                       187,774,714      4,032,235      7,411,906
   Other class                             --             --             --
 Due from Hartford Life
  Insurance Company                        --             --             --
 Receivable from fund shares
  sold                                584,048            157         71,557
 Other assets                              --             --              3
                               --------------  -------------  -------------
 Total Assets                     969,695,279     13,813,058     55,742,677
                               --------------  -------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                   584,048            157         71,557
 Payable for fund shares
  purchased                                --             --             --
 Other liabilities                         22              1             --
                               --------------  -------------  -------------
 Total Liabilities                    584,070            158         71,557
                               --------------  -------------  -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $969,111,209    $13,812,900    $55,671,120
                               ==============  =============  =============

(d) From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                         HARTFORD              HARTFORD
                                       GLOBAL EQUITY         GLOBAL HEALTH
                                         HLS FUND              HLS FUND
                                 SUB-ACCOUNT (D)(E)(F)(G)     SUB-ACCOUNT
--------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                2,401,520             4,270,546
   Class IB                                  636,729               701,537
   Other class                                    --                    --
                                       =============         =============
  Cost:
   Class IA                              $22,644,559           $55,725,981
   Class IB                                5,982,762             9,237,835
   Other class                                    --                    --
                                       =============         =============
  Market Value:
   Class IA                              $14,783,738           $45,508,336
   Class IB                                3,914,745             7,335,657
   Other class                                    --                    --
 Due from Hartford Life
  Insurance Company                               --                    --
 Receivable from fund shares
  sold                                        54,436                78,518
 Other assets                                      1                    --
                                       -------------         -------------
 Total Assets                             18,752,920            52,922,511
                                       -------------         -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           54,436                78,518
 Payable for fund shares
  purchased                                       --                    --
 Other liabilities                                --                     7
                                       -------------         -------------
 Total Liabilities                            54,436                78,525
                                       -------------         -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $18,698,484           $52,843,986
                                       =============         =============

(d) From inception May 1, 2008 to December 31, 2008.

(e) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(f) Effective August 22, 2008, Hartford Global Financial Services HLS Fund merged with Hartford Global Equity HLS Fund.

(g) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                  HARTFORD                       HARTFORD
                                  HARTFORD      DISCIPLINED      HARTFORD         GROWTH
                               GLOBAL GROWTH       EQUITY         GROWTH      OPPORTUNITIES
                                  HLS FUND        HLS FUND       HLS FUND        HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
--------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                         8,539,447      11,886,115      5,856,286       4,849,958
   Class IB                         2,295,965       3,602,141      1,832,191       1,351,801
   Other class                             --              --             --              --
                               ==============  ==============  =============  ==============
  Cost:
   Class IA                      $140,156,683    $139,900,348    $62,528,689    $121,567,057
   Class IB                        36,793,537      40,060,266     19,077,820      35,243,844
   Other class                             --              --             --              --
                               ==============  ==============  =============  ==============
  Market Value:
   Class IA                       $86,878,744    $100,503,606    $44,115,664     $82,711,102
   Class IB                        23,239,589      30,311,854     13,593,549      22,833,820
   Other class                             --              --             --              --
 Due from Hartford Life
  Insurance Company                        --              --         44,828              --
 Receivable from fund shares
  sold                                 89,215         108,039             --         168,344
 Other assets                               8              --              8              --
                               --------------  --------------  -------------  --------------
 Total Assets                     110,207,556     130,923,499     57,754,049     105,713,266
                               --------------  --------------  -------------  --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                    89,215         108,039             --         168,344
 Payable for fund shares
  purchased                                --              --         44,828              --
 Other liabilities                         --               4             --              16
                               --------------  --------------  -------------  --------------
 Total Liabilities                     89,215         108,043         44,828         168,360
                               --------------  --------------  -------------  --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $110,118,341    $130,815,456    $57,709,221    $105,544,906
                               ==============  ==============  =============  ==============

                                                                  HARTFORD
                                  HARTFORD        HARTFORD     INTERNATIONAL
                                 HIGH YIELD        INDEX           GROWTH
                                  HLS FUND        HLS FUND        HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
-----------------------------  ----------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                        13,364,858       9,720,600      12,929,668
   Class IB                         4,475,216         933,579       3,277,250
   Other class                             --              --              --
                               ==============  ==============  ==============
  Cost:
   Class IA                      $122,328,357    $174,590,236    $147,722,767
   Class IB                        39,516,193      27,512,624      36,665,737
   Other class                             --              --              --
                               ==============  ==============  ==============
  Market Value:
   Class IA                       $76,597,170    $182,299,356     $75,699,859
   Class IB                        25,423,320      17,446,666      19,090,312
   Other class                             --              --              --
 Due from Hartford Life
  Insurance Company                        --              --              --
 Receivable from fund shares
  sold                                121,272          84,447          50,583
 Other assets                               3              26              20
                               --------------  --------------  --------------
 Total Assets                     102,141,765     199,830,495      94,840,774
                               --------------  --------------  --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                   121,272          84,447          50,583
 Payable for fund shares
  purchased                                --              --              --
 Other liabilities                         --              --              --
                               --------------  --------------  --------------
 Total Liabilities                    121,272          84,447          50,583
                               --------------  --------------  --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $102,020,493    $199,746,048     $94,790,191
                               ==============  ==============  ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       HARTFORD             HARTFORD
                                     INTERNATIONAL       INTERNATIONAL
                                     SMALL COMPANY       OPPORTUNITIES
                                       HLS FUND             HLS FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                              3,816,163           26,474,534
   Class IB                                831,171            5,186,098
   Other class                                  --                   --
                                     =============       ==============
  Cost:
   Class IA                            $50,884,496         $293,515,363
   Class IB                             11,079,567           60,999,468
   Other class                                  --                   --
                                     =============       ==============
  Market Value:
   Class IA                            $31,670,402         $222,424,898
   Class IB                              6,845,656           44,111,376
   Other class                                  --                   --
 Due from Hartford Life
  Insurance Company                             --                   --
 Receivable from fund shares
  sold                                      44,432              255,805
 Other assets                                   10                   --
                                     -------------       --------------
 Total Assets                           38,560,500          266,792,079
                                     -------------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         44,432              255,805
 Payable for fund shares
  purchased                                     --                   --
 Other liabilities                              --                  198
                                     -------------       --------------
 Total Liabilities                          44,432              256,003
                                     -------------       --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $38,516,068         $266,536,076
                                     =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD
                                      MIDCAP            HARTFORD       HARTFORD       HARTFORD
                                      GROWTH            MID CAP      MIDCAP VALUE   MONEY MARKET
                                     HLS FUND           HLS FUND       HLS FUND       HLS FUND
                                 SUB-ACCOUNT (D)      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                             537,071          11,287,034     17,571,999    491,558,558
   Class IB                             208,755             417,019      4,832,723    127,460,769
   Other class                               --                  --             --             --
                                   ============      ==============  =============  =============
  Cost:
   Class IA                          $4,088,052        $180,759,458   $181,720,656   $491,558,558
   Class IB                           1,422,117          10,226,126     49,198,060    127,460,769
   Other class                               --                  --             --             --
                                   ============      ==============  =============  =============
  Market Value:
   Class IA                          $2,868,588        $182,954,952   $102,210,013   $491,558,558
   Class IB                           1,114,013           6,695,890     28,024,524    127,460,769
   Other class                               --                  --             --             --
 Due from Hartford Life
  Insurance Company                          --                  --             --             --
 Receivable from fund shares
  sold                                   34,986              90,632         64,251        430,939
 Other assets                                --                   5             34             89
                                   ------------      --------------  -------------  -------------
 Total Assets                         4,017,587         189,741,479    130,298,822    619,450,355
                                   ------------      --------------  -------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      34,986              90,632         64,251        430,939
 Payable for fund shares
  purchased                                  --                  --             --             --
 Other liabilities                            2                  --             --             --
                                   ------------      --------------  -------------  -------------
 Total Liabilities                       34,988              90,632         64,251        430,939
                                   ------------      --------------  -------------  -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities               $3,982,599        $189,650,847   $130,234,571   $619,019,416
                                   ============      ==============  =============  =============


                                     HARTFORD                 HARTFORD                 HARTFORD
                                  SMALLCAP VALUE           SMALL COMPANY            SMALLCAP GROWTH
                                     HLS FUND                 HLS FUND                 HLS FUND
                                  SUB-ACCOUNT (D)           SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                             278,817                 9,080,205                5,371,256
   Class IB                              80,740                 2,270,716                1,620,447
   Other class                               --                        --                       --
                                   ============            ==============            =============
  Cost:
   Class IA                          $2,479,958              $115,648,334              $90,524,776
   Class IB                             688,268                33,505,342               27,011,819
   Other class                               --                        --                       --
                                   ============            ==============            =============
  Market Value:
   Class IA                          $2,053,657               $99,946,198              $62,132,160
   Class IB                             591,736                24,423,583               18,690,046
   Other class                               --                        --                       --
 Due from Hartford Life
  Insurance Company                          --                        --                       --
 Receivable from fund shares
  sold                                   60,968                    65,102                   20,247
 Other assets                                --                         6                       --
                                   ------------            --------------            -------------
 Total Assets                         2,706,361               124,434,889               80,842,453
                                   ------------            --------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      60,968                    65,102                   20,247
 Payable for fund shares
  purchased                                  --                        --                       --
 Other liabilities                           --                        --                       11
                                   ------------            --------------            -------------
 Total Liabilities                       60,968                    65,102                   20,258
                                   ------------            --------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities               $2,645,393              $124,369,787              $80,822,195
                                   ============            ==============            =============

(d) From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        HARTFORD
                                   HARTFORD         U.S. GOVERNMENT
                                    STOCK              SECURITIES
                                   HLS FUND             HLS FUND
                                 SUB-ACCOUNT        SUB-ACCOUNT (H)
------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                         22,780,979           27,510,782
   Class IB                          2,602,788            7,772,745
   Other class                              --                   --
                                ==============       ==============
  Cost:
   Class IA                       $722,301,492         $300,940,676
   Class IB                        133,282,987           85,618,667
   Other class                              --                   --
                                ==============       ==============
  Market Value:
   Class IA                       $589,205,709         $280,377,492
   Class IB                         67,261,677           78,995,826
   Other class                              --                   --
 Due from Hartford Life
  Insurance Company                         --              127,344
 Receivable from fund shares
  sold                                 252,672                   --
 Other assets                               42                   --
                                --------------       --------------
 Total Assets                      656,720,100          359,500,662
                                --------------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                    252,672                   --
 Payable for fund shares
  purchased                                 --              127,343
 Other liabilities                          --                  102
                                --------------       --------------
 Total Liabilities                     252,672              127,445
                                --------------       --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $656,467,428         $359,373,217
                                ==============       ==============

(h) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                HARTFORD       HARTFORD
                                 HARTFORD         VALUE         EQUITY           HUNTINGTON VA
                                   VALUE      OPPORTUNITIES     INCOME              INCOME
                                 HLS FUND       HLS FUND       HLS FUND           EQUITY FUND
                                SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                        5,805,528      4,523,871      4,764,052                  --
   Class IB                        1,872,651      1,041,991        842,957                  --
   Other class                            --             --             --           1,752,138
                               =============  =============  =============       =============
  Cost:
   Class IA                      $54,761,510    $72,034,109    $55,138,154                  --
   Class IB                       17,159,834     16,237,744      9,546,344                  --
   Other class                            --             --             --         $17,243,544
                               =============  =============  =============       =============
  Market Value:
   Class IA                      $45,132,830    $39,693,155    $43,807,955                  --
   Class IB                       14,545,818      9,112,358      7,757,927                  --
   Other class                            --             --             --         $11,511,548
 Due from Hartford Life
  Insurance Company                       --            364             --                  --
 Receivable from fund shares
  sold                               114,677             --          8,855              14,689
 Other assets                             20             14              9                   2
                               -------------  -------------  -------------       -------------
 Total Assets                     59,793,345     48,805,891     51,574,746          11,526,239
                               -------------  -------------  -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                  114,677             --          8,855              14,689
 Payable for fund shares
  purchased                               --            364             --                  --
 Other liabilities                        --             --             --                  --
                               -------------  -------------  -------------       -------------
 Total Liabilities                   114,677            364          8,855              14,689
                               -------------  -------------  -------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $59,678,668    $48,805,527    $51,565,891         $11,511,550
                               =============  =============  =============       =============


                                    HUNTINGTON VA                                   HUNTINGTON VA
                                      DIVIDEND              HUNTINGTON VA              MID CORP
                                    CAPTURE FUND             GROWTH FUND             AMERICA FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                          2,055,173               1,163,181                 733,621
                                    =============            ============            ============
  Cost:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                        $22,062,971              $9,588,174              $8,698,794
                                    =============            ============            ============
  Market Value:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                        $14,571,173              $7,141,931              $7,908,434
 Due from Hartford Life
  Insurance Company                            --                      --                      --
 Receivable from fund shares
  sold                                     16,872                     392                   8,581
 Other assets                                  --                       1                       3
                                    -------------            ------------            ------------
 Total Assets                          14,588,045               7,142,324               7,917,018
                                    -------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        16,872                     392                   8,581
 Payable for fund shares
  purchased                                    --                      --                      --
 Other liabilities                              2                      --                      --
                                    -------------            ------------            ------------
 Total Liabilities                         16,874                     392                   8,581
                                    -------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $14,571,171              $7,141,932              $7,908,437
                                    =============            ============            ============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    HUNTINGTON VA           HUNTINGTON VA
                                         NEW                   ROTATING
                                     ECONOMY FUND            MARKETS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                            312,860                 323,981
                                     ============            ============
  Cost:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $3,727,950              $3,352,310
                                     ============            ============
  Market Value:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $2,537,293              $2,543,254
 Due from Hartford Life
  Insurance Company                            --                      --
 Receivable from fund shares
  sold                                        115                     114
 Other assets                                  --                      --
                                     ------------            ------------
 Total Assets                           2,537,408               2,543,368
                                     ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           115                     114
 Payable for fund shares
  purchased                                    --                      --
 Other liabilities                             --                      --
                                     ------------            ------------
 Total Liabilities                            115                     114
                                     ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $2,537,293              $2,543,254
                                     ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   HUNTINGTON VA                                   HUNTINGTON VA
                                   INTERNATIONAL           HUNTINGTON VA              MORTGAGE             HUNTINGTON VA
                                    EQUITY FUND            MACRO 100 FUND         SECURITIES FUND            SITUS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT (I)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                      --                      --                      --
   Class IB                                   --                      --                      --                      --
   Other class                           174,580                 188,382                 112,779                 215,611
                                    ============            ============            ============            ============
  Cost:
   Class IA                                   --                      --                      --                      --
   Class IB                                   --                      --                      --                      --
   Other class                        $2,581,414              $2,004,971              $1,244,618              $2,666,870
                                    ============            ============            ============            ============
  Market Value:
   Class IA                                   --                      --                      --                      --
   Class IB                                   --                      --                      --                      --
   Other class                        $1,756,273              $1,232,017              $1,197,710              $1,884,436
 Due from Hartford Life
  Insurance Company                           --                      --                      --                     354
 Receivable from fund shares
  sold                                        70                      57                     386                      --
 Other assets                                 --                      --                      --                      --
                                    ------------            ------------            ------------            ------------
 Total Assets                          1,756,343               1,232,074               1,198,096               1,884,790
                                    ------------            ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           70                      57                     386                      --
 Payable for fund shares
  purchased                                   --                      --                      --                     354
 Other liabilities                            --                      --                      --                      --
                                    ------------            ------------            ------------            ------------
 Total Liabilities                            70                      57                     386                     354
                                    ------------            ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,756,273              $1,232,017              $1,197,710              $1,884,436
                                    ============            ============            ============            ============

                                                                                 VAN KAMPEN
                                     BLACKROCK             BLACKROCK              UIF U.S.
                                      GLOBAL               LARGE CAP            REAL ESTATE
                                 GROWTH V.I. FUND       GROWTH V.I. FUND         PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                     --                    --
   Class IB                                 --                     --                    --
   Other class                           5,514                 11,744                33,706
                                     =========             ==========            ==========
  Cost:
   Class IA                                 --                     --                    --
   Class IB                                 --                     --                    --
   Other class                         $52,356               $118,839              $706,751
                                     =========             ==========            ==========
  Market Value:
   Class IA                                 --                     --                    --
   Class IB                                 --                     --                    --
   Other class                         $53,432                $87,967              $274,365
 Due from Hartford Life
  Insurance Company                         --                     --                    --
 Receivable from fund shares
  sold                                       2                      4                     9
 Other assets                               --                     --                    --
                                     ---------             ----------            ----------
 Total Assets                           53,434                 87,971               274,374
                                     ---------             ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          2                      4                     9
 Payable for fund shares
  purchased                                 --                     --                    --
 Other liabilities                          --                     --                    --
                                     ---------             ----------            ----------
 Total Liabilities                           2                      4                     9
                                     ---------             ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $53,432                $87,967              $274,365
                                     =========             ==========            ==========

(i) Formerly Huntington VA Situs Small Cap Fund. Change effective January 24, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------


                                     EQUITY AND             MID CAP
                                       INCOME                GROWTH
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                    --
   Class IB                                  --                    --
   Other class                           35,491                42,054
                                     ==========            ==========
  Cost:
   Class IA                                  --                    --
   Class IB                                  --                    --
   Other class                         $498,994              $476,676
                                     ==========            ==========
  Market Value:
   Class IA                                  --                    --
   Class IB                                  --                    --
   Other class                         $382,243              $242,654
 Due from Hartford Life
  Insurance Company                          --                    --
 Receivable from fund shares
  sold                                       13                     8
 Other assets                                --                    --
                                     ----------            ----------
 Total Assets                           382,256               242,662
                                     ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          13                     8
 Payable for fund shares
  purchased                                  --                    --
 Other liabilities                           --                    --
                                     ----------            ----------
 Total Liabilities                           13                     8
                                     ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $382,243              $242,654
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                MTB MANAGED              MTB MANAGED
                                                                                 ALLOCATION              ALLOCATION
                                  MTB LARGE CAP         MTB LARGE CAP         FUND -- MODERATE       FUND -- AGGRESSIVE
                                  GROWTH FUND II        VALUE FUND II            GROWTH II                GROWTH II
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                      --                     --
   Class IB                                 --                    --                      --                     --
   Other class                          72,437                75,447                 419,740                  1,088
                                    ==========            ==========            ============              =========
  Cost:
   Class IA                                 --                    --                      --                     --
   Class IB                                 --                    --                      --                     --
   Other class                        $713,328              $802,387              $4,308,109                $10,536
                                    ==========            ==========            ============              =========
  Market Value:
   Class IA                                 --                    --                      --                     --
   Class IB                                 --                    --                      --                     --
   Other class                        $486,052              $522,097              $2,912,993                 $6,308
 Due from Hartford Life
  Insurance Company                         --                    --                      --                     --
 Receivable from fund shares
  sold                                      21                    37                     126                     --
 Other assets                               --                    --                      --                     --
                                    ----------            ----------            ------------              ---------
 Total Assets                          486,073               522,134               2,913,119                  6,308
                                    ----------            ----------            ------------              ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         21                    37                     126                     --
 Payable for fund shares
  purchased                                 --                    --                      --                     --
 Other liabilities                          --                    --                       1                     --
                                    ----------            ----------            ------------              ---------
 Total Liabilities                          21                    37                     127                     --
                                    ----------            ----------            ------------              ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $486,052              $522,097              $2,912,992                 $6,308
                                    ==========            ==========            ============              =========

                                     MTB MANAGED           COLUMBIA MARSICO
                                     ALLOCATION              INTERNATIONAL         COLUMBIA
                                FUND -- CONSERVATIVE         OPPORTUNITIES        HIGH YIELD
                                      GROWTH II                 FUND VS             FUND VS
                                   SUB-ACCOUNT (J)            SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                          --                  --
   Class IB                                 --                          --                  --
   Other class                             238                   1,778,413           1,581,820
                                       =======               =============       =============
  Cost:
   Class IA                                 --                          --                  --
   Class IB                                 --                          --                  --
   Other class                          $2,310                 $23,441,558         $15,314,325
                                       =======               =============       =============
  Market Value:
   Class IA                                 --                          --                  --
   Class IB                                 --                          --                  --
   Other class                          $1,896                 $18,584,413         $11,926,923
 Due from Hartford Life
  Insurance Company                         --                          --                  --
 Receivable from fund shares
  sold                                      --                       6,646               7,350
 Other assets                               --                          --                  --
                                       -------               -------------       -------------
 Total Assets                            1,896                  18,591,059          11,934,273
                                       -------               -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                       6,646               7,350
 Payable for fund shares
  purchased                                 --                          --                  --
 Other liabilities                          --                           5                  --
                                       -------               -------------       -------------
 Total Liabilities                          --                       6,651               7,350
                                       -------               -------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $1,896                 $18,584,408         $11,926,923
                                       =======               =============       =============

(j)  Funded as of July 14, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   COLUMBIA MARSICO         COLUMBIA MARSICO
                                   FOCUSED EQUITIES              GROWTH
                                        FUND VS                  FUND VS
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                           2,947,846                1,772,446
                                     =============            =============
  Cost:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $37,452,798              $21,978,542
                                     =============            =============
  Market Value:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $33,163,265              $23,839,397
 Due from Hartford Life
  Insurance Company                             --                       --
 Receivable from fund shares
  sold                                      79,106                   19,402
 Other assets                                    7                       --
                                     -------------            -------------
 Total Assets                           33,242,378               23,858,799
                                     -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         79,106                   19,403
 Payable for fund shares
  purchased                                     --                       --
 Other liabilities                              --                        4
                                     -------------            -------------
 Total Liabilities                          79,106                   19,407
                                     -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $33,163,272              $23,839,392
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 COLUMBIA MARSICO      COLUMBIA MARSICO        OPPENHEIMER          PUTNAM VT
                                   21ST CENTURY          MIDCAP GROWTH            GLOBAL            SMALL CAP
                                     FUND VS                FUND VS          SECURITIES FUND          VALUE
                                   SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                     --                  --                  --
   Class IB                                  --                     --                  --              18,036
   Other class                          762,739              2,613,785              24,338                  --
                                   ============          =============          ==========          ==========
  Cost:
   Class IA                                  --                     --                  --                  --
   Class IB                                  --                     --                  --            $367,037
   Other class                       $7,201,851            $17,793,647            $805,983                  --
                                   ============          =============          ==========          ==========
  Market Value:
   Class IA                                  --                     --                  --                  --
   Class IB                                  --                     --                  --            $153,846
   Other class                       $6,178,185            $11,030,173            $487,248                  --
 Due from Hartford Life
  Insurance Company                          --                    999                  --              24,996
 Receivable from fund shares
  sold                                   33,748                     --                  17                  --
 Other assets                                --                     --                  --                  --
                                   ------------          -------------          ----------          ----------
 Total Assets                         6,211,933             11,031,172             487,265             178,842
                                   ------------          -------------          ----------          ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      33,748                     --                  17                  --
 Payable for fund shares
  purchased                                  --                    999                  --              24,996
 Other liabilities                            1                      4                  --                  --
                                   ------------          -------------          ----------          ----------
 Total Liabilities                       33,749                  1,003                  17              24,996
                                   ------------          -------------          ----------          ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities               $6,178,184            $11,030,169            $487,248            $153,846
                                   ============          =============          ==========          ==========

                                                                      PIONEER VCT OAK
                                                        PIONEER       RIDGE LARGE CAP
                                    PIMCO VIT          FUND VCT            GROWTH
                                   REAL RETURN         PORTFOLIO         PORTFOLIO
                                   SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                 --                --
   Class IB                                  --                 --                --
   Other class                           88,365          1,971,463           721,863
                                   ============      =============      ============
  Cost:
   Class IA                                  --                 --                --
   Class IB                                  --                 --                --
   Other class                       $1,083,591        $43,453,302        $8,455,029
                                   ============      =============      ============
  Market Value:
   Class IA                                  --                 --                --
   Class IB                                  --                 --                --
   Other class                         $994,993        $31,405,592        $5,522,431
 Due from Hartford Life
  Insurance Company                          --                 --                --
 Receivable from fund shares
  sold                                       34              3,716               288
 Other assets                                --                 --                --
                                   ------------      -------------      ------------
 Total Assets                           995,027         31,409,308         5,522,719
                                   ------------      -------------      ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          34              3,716               288
 Payable for fund shares
  purchased                                  --                 --                --
 Other liabilities                           13                175               176
                                   ------------      -------------      ------------
 Total Liabilities                           47              3,891               464
                                   ------------      -------------      ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $994,980        $31,405,417        $5,522,255
                                   ============      =============      ============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      PIONEER
                                      MID CAP            JENNISON 20/20
                                     VALUE VCT               FOCUS
                                     PORTFOLIO             PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                    --
   Class IB                                  --                    --
   Other class                           12,782                43,414
                                     ==========            ==========
  Cost:
   Class IA                                  --                    --
   Class IB                                  --                    --
   Other class                         $241,745              $550,279
                                     ==========            ==========
  Market Value:
   Class IA                                  --                    --
   Class IB                                  --                    --
   Other class                         $149,037              $393,329
 Due from Hartford Life
  Insurance Company                          --                    --
 Receivable from fund shares
  sold                                        5                    15
 Other assets                                --                    --
                                     ----------            ----------
 Total Assets                           149,042               393,344
                                     ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           5                    15
 Payable for fund shares
  purchased                                  --                    --
 Other liabilities                           --                    --
                                     ----------            ----------
 Total Liabilities                            5                    15
                                     ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $149,037              $393,329
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                  PRUDENTIAL
                                                            PRUDENTIAL              SERIES                 ROYCE
                                      JENNISON                VALUE             INTERNATIONAL            SMALL-CAP
                                     PORTFOLIO              PORTFOLIO               GROWTH               PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                    --                    --                      --
   Class IB                                   --                    --                    --                      --
   Other class                            48,986                46,589                53,419                 122,880
                                    ============            ==========            ==========            ============
  Cost:
   Class IA                                   --                    --                    --                      --
   Class IB                                   --                    --                    --                      --
   Other class                        $1,125,897              $972,560              $349,579              $1,230,910
                                    ============            ==========            ==========            ============
  Market Value:
   Class IA                                   --                    --                    --                      --
   Class IB                                   --                    --                    --                      --
   Other class                          $708,338              $507,821              $180,023                $788,886
 Due from Hartford Life
  Insurance Company                           --                    --                    --                      --
 Receivable from fund shares
  sold                                        85                    21                     8                      29
 Other assets                                 --                    --                    --                      --
                                    ------------            ----------            ----------            ------------
 Total Assets                            708,423               507,842               180,031                 788,915
                                    ------------            ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           85                    21                     8                      29
 Payable for fund shares
  purchased                                   --                    --                    --                      --
 Other liabilities                            --                    --                    --                      --
                                    ------------            ----------            ----------            ------------
 Total Liabilities                            85                    21                     8                      29
                                    ------------            ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $708,338              $507,821              $180,023                $788,886
                                    ============            ==========            ==========            ============

                                  WESTERN ASSET
                                   GOVERNMENT             LEGG MASON           WESTERN ASSET
                                      MONEY                PARTNERS                MONEY
                                   MARKET FUND        APPRECIATION FUND         MARKET FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                     --                     --
   Class IB                                --                     --                     --
   Other class                         16,699                 10,749                226,638
                                    =========             ==========             ==========
  Cost:
   Class IA                                --                     --                     --
   Class IB                                --                     --                     --
   Other class                        $16,699                $71,785               $226,638
                                    =========             ==========             ==========
  Market Value:
   Class IA                                --                     --                     --
   Class IB                                --                     --                     --
   Other class                        $16,699               $111,142               $226,638
 Due from Hartford Life
  Insurance Company                        --                     --                     --
 Receivable from fund shares
  sold                                     --                      3                      6
 Other assets                              --                     --                     --
                                    ---------             ----------             ----------
 Total Assets                          16,699                111,145                226,644
                                    ---------             ----------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                      3                      6
 Payable for fund shares
  purchased                                --                     --                     --
 Other liabilities                         --                      2                     --
                                    ---------             ----------             ----------
 Total Liabilities                         --                      5                      6
                                    ---------             ----------             ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $16,699               $111,140               $226,638
                                    =========             ==========             ==========

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      VICTORY
                                 UBS SERIES           VARIABLE
                                TRUST -- U.S.        INSURANCE
                                 ALLOCATION         DIVERSIFIED
                                  PORTFOLIO          STOCK FUND
                                 SUB-ACCOUNT        SUB-ACCOUNT
---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                 --
   Class IB                                --                 --
   Other class                        646,878            145,708
                                =============       ============
  Cost:
   Class IA                                --                 --
   Class IB                                --                 --
   Other class                    $10,238,572         $1,400,750
                                =============       ============
  Market Value:
   Class IA                                --                 --
   Class IB                                --                 --
   Other class                     $6,242,379         $1,014,125
 Due from Hartford Life
  Insurance Company                        --                402
 Receivable from fund shares
  sold                                  3,924                 --
 Other assets                              --                 --
                                -------------       ------------
 Total Assets                       6,246,303          1,014,527
                                -------------       ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     3,924                 --
 Payable for fund shares
  purchased                                --                402
 Other liabilities                          1                 --
                                -------------       ------------
 Total Liabilities                      3,925                402
                                -------------       ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                      $6,242,378         $1,014,125
                                =============       ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         WELLS FARGO           WELLS FARGO          WELLS FARGO
                                                         ADVANTAGE VT         ADVANTAGE VT          ADVANTAGE VT
                                                            ASSET             TOTAL RETURN             EQUITY
                                     COMSTOCK          ALLOCATION FUND          BOND FUND           INCOME FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                   --                    --
   Class IB                                 --                    --                   --                    --
   Other class                          11,583                27,514                8,650                 8,280
                                    ==========            ==========            =========            ==========
  Cost:
   Class IA                                 --                    --                   --                    --
   Class IB                                 --                    --                   --                    --
   Other class                        $158,572              $339,010              $86,801              $125,231
                                    ==========            ==========            =========            ==========
  Market Value:
   Class IA                                 --                    --                   --                    --
   Class IB                                 --                    --                   --                    --
   Other class                         $95,213              $256,157              $83,902               $81,802
 Due from Hartford Life
  Insurance Company                         --                    --                   --                    --
 Receivable from fund shares
  sold                                       3                    12                    4                     3
 Other assets                               --                    --                   --                    --
                                    ----------            ----------            ---------            ----------
 Total Assets                           95,216               256,169               83,906                81,805
                                    ----------            ----------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          3                    12                    4                     3
 Payable for fund shares
  purchased                                 --                    --                   --                    --
 Other liabilities                          --                    --                   --                    --
                                    ----------            ----------            ---------            ----------
 Total Liabilities                           3                    12                    4                     3
                                    ----------            ----------            ---------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $95,213              $256,157              $83,902               $81,802
                                    ==========            ==========            =========            ==========

                                   WELLS FARGO           WELLS FARGO           WELLS FARGO
                                   ADVANTAGE VT          ADVANTAGE VT         ADVANTAGE VT
                                  INTERNATIONAL         LARGE COMPANY           SMALL CAP
                                    CORE FUND            GROWTH FUND           GROWTH FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                   --
   Class IB                                 --                    --                   --
   Other class                          27,191                18,359                6,921
                                    ==========            ==========            =========
  Cost:
   Class IA                                 --                    --                   --
   Class IB                                 --                    --                   --
   Other class                        $221,386              $147,932              $54,657
                                    ==========            ==========            =========
  Market Value:
   Class IA                                 --                    --                   --
   Class IB                                 --                    --                   --
   Other class                        $125,352              $115,294              $28,790
 Due from Hartford Life
  Insurance Company                         --                    --                   --
 Receivable from fund shares
  sold                                       6                     4                    1
 Other assets                               --                    --                   --
                                    ----------            ----------            ---------
 Total Assets                          125,358               115,298               28,791
                                    ----------            ----------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          6                     4                    1
 Payable for fund shares
  purchased                                 --                    --                   --
 Other liabilities                          --                    --                   --
                                    ----------            ----------            ---------
 Total Liabilities                           6                     4                    1
                                    ----------            ----------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $125,352              $115,294              $28,790
                                    ==========            ==========            =========

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      RIDGEWORTH              RIDGEWORTH              RIDGEWORTH             RIDGEWORTH
                                    VARIABLE TRUST          VARIABLE TRUST          VARIABLE TRUST         VARIABLE TRUST
                                   LARGE CAP GROWTH         LARGE CAP CORE           MID-CAP CORE         LARGE CAP VALUE
                                      STOCK FUND             EQUITY FUND             EQUITY FUND            EQUITY FUND
                                   SUB-ACCOUNT (K)         SUB-ACCOUNT (L)         SUB-ACCOUNT (M)        SUB-ACCOUNT (N)
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                      --                    --
   Class IB                                    --                      --                      --                    --
   Other class                            176,864                 149,686                  99,724                63,058
                                     ============            ============            ============            ==========
  Cost:
   Class IA                                    --                      --                      --                    --
   Class IB                                    --                      --                      --                    --
   Other class                         $2,648,471              $1,494,159              $1,048,487              $788,533
                                     ============            ============            ============            ==========
  Market Value:
   Class IA                                    --                      --                      --                    --
   Class IB                                    --                      --                      --                    --
   Other class                         $1,602,391              $1,007,387                $630,256              $674,723
 Due from Hartford Life
  Insurance Company                            --                     532                      --                    --
 Receivable from fund shares
  sold                                      1,791                      --                     116                    60
 Other assets                                  --                      --                      --                     1
                                     ------------            ------------            ------------            ----------
 Total Assets                           1,604,182               1,007,919                 630,372               674,784
                                     ------------            ------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         1,791                      --                     116                    60
 Payable for fund shares
  purchased                                    --                     532                      --                    --
 Other liabilities                             --                      --                      --                    --
                                     ------------            ------------            ------------            ----------
 Total Liabilities                          1,791                     532                     116                    60
                                     ------------            ------------            ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $1,602,391              $1,007,387                $630,256              $674,724
                                     ============            ============            ============            ==========

(k) Formerly STI Classic VT Large Cap Growth Stock Fund. Change effective May 1, 2008.

(l) Formerly STI Classic VT Large Cap Core Equity Fund. Change effective May 1, 2008.

(m) Formerly STI Classic VT Mid-Cap Core Equity Fund. Change effective May 1, 2008.

(n) Formerly STI Classic VT Large Cap Value Equity Fund. Change effective May 1, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY      UNIT FAIR          UNIT FAIR       CONTRACT
                                          PARTICIPANTS     VALUE #            VALUE #       LIABILITY
--------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD (BY SUB-ACCOUNT):
American Century(R) VP Capital
 Appreciation Fund -- Class I                 2,815,877     $1.231001   to    $11.899018      $3,498,455
AllianceBernstein International Value
 Fund -- Class B                                145,589      5.661721   to      5.661721         824,287
AIM V.I. Capital Appreciation Fund --
 Class S1                                     3,725,435      0.591084   to      0.687060       2,540,800
AIM V.I. Core Equity Fund -- Class S1         6,817,532      0.657727   to      0.758567       5,138,018
AIM V.I. High Yield Fund -- Class S1          2,065,753      0.737411   to      0.949142       1,624,889
AllianceBernstein VP Growth and Income
 Portfolio -- Class B                         2,368,325      0.730739   to      0.869995       2,005,360
AllianceBernstein VPS Intermediate Bond
 Portfolio -- Class B                           228,782      9.222976   to      9.296380       2,123,358
American Funds Growth Fund -- Class 2            34,846      6.434415   to      6.434415         224,215
BB&T Mid Cap Growth VIF                       7,279,819      0.917804   to      1.065911       6,992,505
BB&T Capital Manager Equity VIF               6,105,754      0.684512   to      1.003246       4,441,370
BB&T Large Cap VIF                           28,221,756      0.973003   to      1.060141      29,359,594
BB&T Special Opportunities Equity VIF         6,269,948      1.098924   to      1.151245       7,139,098
BB&T Total Return Bond VIF                    3,861,262      1.088487   to      1.127745       4,304,065
Calvert Social Balanced Portfolio --
 Class I                                        717,856      2.260639   to      2.535368       1,627,229
Columbia Asset Allocation Fund VS --
 Class A                                      5,046,318      0.822420   to      0.890486       4,427,951
Columbia Small Company Growth Fund VS --
 Class A                                      9,386,725      0.757546   to      0.835439       7,599,509
Columbia Large Cap Value Fund VS --
 Class A                                     16,127,317      0.781357   to      0.908761      14,193,929
Evergreen VA Diversified Capital Builder
 Fund -- Class I                              4,030,121      0.539409   to      0.599863       2,314,877
Evergreen VA Growth Fund -- Class I           5,226,277      0.619213   to      0.922761       4,067,495
Evergreen VA International Equity Fund
 -- Class I                                  13,483,054      0.762859   to      1.325462      13,322,277
Evergreen VA Omega Fund -- Class I            6,174,892      0.493531   to      0.681644       3,569,975
Evergreen VA Special Values Fund --
 Class I                                      9,215,836      0.966849   to      1.336782      10,942,050
Evergreen VA High Income Fund -- Class
 I                                               70,270      1.017055   to      1.033270          72,387
Evergreen VA Fundamental Large Cap Fund
 -- Class I                                   6,378,579      0.872725   to      0.974565       6,128,428
Fidelity(R) VIP Asset Manager (TM) --
 Class INIT                                   1,628,125      1.570450   to      9.316890       2,568,116
Fidelity(R) VIP Growth -- Class INIT          5,427,090      1.321259   to      7.756312       7,198,474
Fidelity(R) VIP Contrafund(R) -- Class
 INIT                                         5,865,175      2.210056   to      9.780480      12,984,513
Fidelity(R) VIP Overseas -- Class INIT        2,351,524      1.364967   to      9.923503       3,222,191
Franklin Income Securities Fund -- Class
 2                                              112,277      8.037320   to      8.037320         902,409
Hartford Advisers HLS Fund -- Class IA      465,504,699      0.807768   to      7.133808   1,215,999,799
Hartford Advisers HLS Fund -- Class IB      189,661,200      0.729729   to      0.918499     148,820,545
Hartford LargeCap Growth HLS Fund --
 Class IA                                       126,811      6.299008   to      6.341419         801,996
Hartford LargeCap Growth HLS Fund --
 Class IB                                       232,605      6.428936   to      6.477592       1,499,742
Hartford Total Return Bond HLS Fund --
 Class IA                                   280,421,115      1.288475   to     12.515210     599,244,687
Hartford Total Return Bond HLS Fund --
 Class IB                                   134,760,687      1.121542   to      1.391695     176,189,155
Hartford Capital Appreciation HLS Fund
 -- Class IA                                340,520,464      1.352692   to     17.619486   1,553,744,731
Hartford Capital Appreciation HLS Fund
 -- Class IB                                257,577,984      0.859488   to      1.470642     240,938,506
Hartford Dividend and Growth HLS Fund --
 Class IA                                   393,576,736      1.045601   to      3.233998     778,438,670
Hartford Dividend and Growth HLS Fund --
 Class IB                                   170,160,353      0.902261   to      1.140858     187,672,003
Hartford Fundamental Growth HLS Fund --
 Class IA                                    12,887,052      0.714314   to      0.830102       9,780,665
Hartford Fundamental Growth HLS Fund --
 Class IB                                     5,546,183      0.702234   to      0.745412       4,032,235
Hartford Global Advisers HLS Fund --
 Class IA                                    34,383,534      0.957397   to      1.792385      48,038,989
Hartford Global Advisers HLS Fund --
 Class IB                                     8,975,870      0.772573   to      1.450477       7,411,906
Hartford Global Equity HLS Fund -- Class
 IA                                           2,397,570      6.124543   to      6.191713      14,770,928
Hartford Global Equity HLS Fund -- Class
 IB                                             638,568      6.101486   to      6.155472       3,914,745
Hartford Global Health HLS Fund -- Class
 IA                                          27,671,486      1.531774   to      1.810475      45,413,959

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY      UNIT FAIR          UNIT FAIR       CONTRACT
                                          PARTICIPANTS     VALUE #            VALUE #       LIABILITY
--------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund -- Class
 IB                                           4,682,823     $1.507613   to     $1.603530      $7,335,656
Hartford Global Growth HLS Fund -- Class
 IA                                          74,883,659      0.810022   to      6.624934      86,686,582
Hartford Global Growth HLS Fund -- Class
 IB                                          40,066,356      0.511208   to      1.137918      23,230,668
Hartford Disciplined Equity HLS Fund --
 Class IA                                   114,183,545      0.768650   to      7.766213     100,325,155
Hartford Disciplined Equity HLS Fund --
 Class IB                                    45,350,810      0.625418   to      0.877925      30,311,849
Hartford Growth HLS Fund -- Class IA         50,188,933      0.827863   to      6.648075      44,011,350
Hartford Growth HLS Fund -- Class IB         16,181,640      0.814928   to      0.862044      13,593,550
Hartford Growth Opportunities HLS Fund
 -- Class IA                                 75,850,320      1.030673   to     10.893724      82,639,416
Hartford Growth Opportunities HLS Fund
 -- Class IB                                 21,823,905      1.014723   to      1.073360      22,833,825
Hartford High Yield HLS Fund -- Class
 IA                                          72,988,364      0.981631   to      8.756855      76,441,939
Hartford High Yield HLS Fund -- Class
 IB                                          26,681,882      0.915802   to      0.990614      25,405,587
Hartford Index HLS Fund -- Class IA          72,337,848      0.709350   to      4.354249     179,404,038
Hartford Index HLS Fund -- Class IB          26,746,910      0.595405   to      3.235025      17,446,666
Hartford International Growth HLS Fund
 -- Class IA                                 88,935,470      0.806402   to      0.929767      75,603,400
Hartford International Growth HLS Fund
 -- Class IB                                 23,502,191      0.786532   to      0.834903      19,090,311
Hartford International Small Company HLS
 Fund -- Class IA                            22,748,215      1.319315   to      1.514559      31,646,075
Hartford International Small Company HLS
 Fund -- Class IB                             5,157,230      1.281243   to      1.359979       6,845,657
Hartford International Opportunities HLS
 Fund -- Class IA                           145,877,704      0.966116   to      2.332000     221,481,158
Hartford International Opportunities HLS
 Fund -- Class IB                            56,453,228      0.721833   to      1.078095      44,102,513
Hartford MidCap Growth HLS Fund -- Class
 IA                                             499,333      5.717777   to      5.756309       2,868,586
Hartford MidCap Growth HLS Fund -- Class
 IB                                             188,755      5.880111   to      5.926897       1,114,013
Hartford Mid Cap HLS Fund -- Class IA        61,503,301      1.914944   to      3.330578     182,420,208
Hartford Mid Cap HLS Fund -- Class IB         5,858,169      1.091557   to      1.149305       6,695,892
Hartford MidCap Value HLS Fund -- Class
 IA                                          99,251,147      0.968589   to      1.125564     102,120,148
Hartford MidCap Value HLS Fund -- Class
 IB                                          28,426,300      0.952200   to      1.010742      28,010,045
Hartford Money Market HLS Fund -- Class
 IA                                         279,362,681      0.563365   to      4.017838     490,044,863
Hartford Money Market HLS Fund -- Class
 IB                                         114,840,585      1.004130   to      1.221176     127,449,921
Hartford SmallCap Value HLS Fund --
 Class IA                                       269,373      7.579750   to      7.649984       2,053,657
Hartford SmallCap Value HLS Fund --
 Class IB                                        78,009      7.551728   to      7.615320         591,736
Hartford Small Company HLS Fund -- Class
 IA                                          62,367,374      1.031127   to      1.928458      99,691,011
Hartford Small Company HLS Fund -- Class
 IB                                          34,787,130      0.579821   to      1.185415      24,415,350
Hartford SmallCap Growth HLS Fund --
 Class IA                                    73,596,237      0.798792   to      8.313641      62,066,135
Hartford SmallCap Growth HLS Fund --
 Class IB                                    22,989,459      0.789879   to      0.835533      18,690,049
Hartford Stock HLS Fund -- Class IA         240,972,586      0.620564   to     13.111507     581,240,600
Hartford Stock HLS Fund -- Class IB         117,252,560      0.531004   to      0.725005      67,243,464
Hartford U.S. Government Securities HLS
 Fund -- Class IA                           245,295,909      1.061978   to      9.942375     278,892,405
Hartford U.S. Government Securities HLS
 Fund -- Class IB                            73,182,794      1.045676   to      1.106086      78,955,782
Hartford Value HLS Fund -- Class IA          47,612,970      0.895091   to      1.032021      44,966,869
Hartford Value HLS Fund -- Class IB          16,104,142      0.873075   to      0.926739      14,540,988
Hartford Value Opportunities HLS Fund --
 Class IA                                    45,120,275      0.830246   to      9.699977      39,647,857
Hartford Value Opportunities HLS Fund --
 Class IB                                    10,824,408      0.817271   to      0.864494       9,112,356
Hartford Equity Income HLS Fund -- Class
 IA                                          41,315,872      1.009243   to      1.121720      43,736,991
Hartford Equity Income HLS Fund -- Class
 IB                                           7,565,971      0.996274   to      1.043394       7,757,927
Huntington VA Income Equity Fund             13,402,542      0.802388   to      8.888374      11,511,550
Huntington VA Dividend Capture Fund          12,907,568      1.004074   to     10.261139      14,571,171
Huntington VA Growth Fund                    10,415,116      0.599925   to      8.670735       7,141,932
Huntington VA Mid Corp America Fund           6,702,612      1.029451   to     11.015150       7,908,437
Huntington VA New Economy Fund                2,644,154      0.852010   to      9.262616       2,537,293

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY      UNIT FAIR          UNIT FAIR       CONTRACT
                                          PARTICIPANTS     VALUE #            VALUE #       LIABILITY
--------------------------------------------------------------------------------------------------------
Huntington VA Rotating Markets Fund           2,479,653     $0.889474   to    $10.622172      $2,543,254
Huntington VA International Equity Fund       1,689,230      1.010149   to      1.054282       1,756,273
Huntington VA Macro 100 Fund                  1,724,327      0.698715   to      0.729270       1,232,017
Huntington VA Mortgage Securities Fund        1,076,346      1.086835   to      1.134343       1,197,710
Huntington VA Situs Fund                      2,220,869      0.827111   to      0.867163       1,884,436
BlackRock Global Growth V.I. Fund --
 Class I                                         57,100      0.830596   to      1.036040          53,432
BlackRock Large Cap Growth V.I. Fund --
 Class I                                        130,836      0.616671   to      0.748027          87,967
Van Kampen UIF U.S. Real Estate
 Portfolio -- Class II                           43,406      6.320884   to      6.320884         274,365
Equity and Income -- Class II                    44,720      8.547496   to      8.547496         382,243
Mid Cap Growth -- Class II                       38,379      6.322562   to      6.322562         242,654
MTB Large Cap Growth Fund II                    690,997      0.692965   to      0.719731         486,052
MTB Large Cap Value Fund II                     667,038      0.770256   to      0.799992         522,097
MTB Managed Allocation Fund -- Moderate
 Growth II                                    3,480,126      0.819082   to      0.850690       2,912,992
MTB Managed Allocation Fund --
 Aggressive Growth II                               840      7.508286   to      7.508286           6,308
MTB Managed Allocation Fund --
 Conservative Growth II                             213      8.894238   to      8.894238           1,896
Columbia Marsico International
 Opportunities Fund VS -- Class B            14,593,888      1.029623   to      1.327250      18,581,017
Columbia High Yield Fund VS                  10,196,204      1.119636   to      1.199137      11,923,734
Columbia Marsico Focused Equities Fund
 VS -- Class A                               28,411,978      0.776557   to      1.190899      33,116,153
Columbia Marsico Growth Fund VS -- Class
 A                                           20,945,064      0.764961   to      1.182832      23,790,680
Columbia Marsico 21st Century Fund VS --
 Class A                                      7,732,836      0.747776   to      1.114811       6,178,184
Columbia Marsico Midcap Growth Fund VS
 -- Class A                                  18,656,646      0.565015   to      0.608492      11,030,169
Oppenheimer Global Securities Fund --
 Class SRV                                       72,908      6.683021   to      6.683021         487,248
Putnam VT Small Cap Value -- Class IB            28,190      5.457445   to      5.457445         153,846
PIMCO VIT Real Return -- Class ADMN              96,653     10.294340   to     10.294340         994,980
Pioneer Fund VCT Portfolio -- Class II       40,290,937      0.760108   to      0.789105      31,400,996
Pioneer VCT Oak Ridge Large Cap Growth
 Portfolio -- Class II                        8,176,146      0.664086   to      0.688279       5,522,255
Pioneer Mid Cap Value VCT Portfolio --
 Class II                                        20,485      7.275384   to      7.275384         149,037
Jennison 20/20 Focus Portfolio -- Class
 II                                             428,987      0.901436   to      0.927612         393,329
Jennison Portfolio -- Class II                1,536,509      0.439785   to      0.625639         706,558
Prudential Value Portfolio -- Class II          638,783      0.773459   to      0.813013         507,821
Prudential Series International Growth
 -- Class II                                    266,040      0.662031   to      0.695495         180,023
Royce Small-Cap Portfolio -- Class INVT         109,655      7.194285   to      7.194285         788,886
Western Asset Government Money Market
 Fund -- Class EXCA                               5,244      3.184565   to      3.184565          16,699
Legg Mason Partners Appreciation Fund --
 Class A                                          9,572     11.610712   to     11.610712         111,140
Western Asset Money Market Fund -- Class
 EXCA                                            61,044      3.595495   to      3.720517         226,638
UBS Series Trust -- U.S. Allocation
 Portfolio -- Class I                         7,891,566      0.662567   to      0.803200       6,205,074
Victory Variable Insurance Diversified
 Stock Fund -- Class A                          127,673      7.188162   to      8.104915       1,014,125
Comstock -- Class II                             13,859      6.870122   to      6.870122          95,213
Wells Fargo Advantage VT Asset
 Allocation Fund                                267,498      0.944882   to      0.959907         256,157
Wells Fargo Advantage VT Total Return
 Bond Fund                                       68,015      1.210599   to      1.272794          83,902
Wells Fargo Advantage VT Equity Income
 Fund                                            91,423      0.874698   to      0.905234          81,802
Wells Fargo Advantage VT International
 Core Fund                                      142,181      0.868344   to      0.912908         125,352
Wells Fargo Advantage VT Large Company
 Growth Fund                                    169,412      0.658990   to      0.692866         115,294
Wells Fargo Advantage VT Small Cap
 Growth Fund                                     32,189      0.880410   to      0.925656          28,790
RidgeWorth Variable Trust Large Cap
 Growth Stock Fund                              990,181      0.841306   to      8.546285       1,602,391
RidgeWorth Variable Trust Large Cap Core
 Equity Fund                                    748,051      1.058131   to     10.678153       1,007,387
RidgeWorth Variable Trust Mid-Cap Core
 Equity Fund                                    381,649      1.058038   to     10.747814         630,256
RidgeWorth Variable Trust Large Cap
 Value Equity Fund                              446,786      1.182704   to     12.014111         674,724

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY      UNIT FAIR          UNIT FAIR       CONTRACT
                                          PARTICIPANTS     VALUE #            VALUE #       LIABILITY
--------------------------------------------------------------------------------------------------------
ANNUITY CONTRACTS IN THE ANNUITY PERIOD
 (BY SUB-ACCOUNT):
American Century(R) VP Capital
 Appreciation Fund -- Class I                     2,825     $1.231001   to     $1.231001          $3,478
AIM V.I. Capital Appreciation Fund --
 Class S1                                         6,144      0.687060   to      0.687060           4,221
AllianceBernstein VP Growth and Income
 Portfolio -- Class B                            20,824      0.865081   to      0.865081          18,014
BB&T Mid Cap Growth VIF                          10,946      0.962644   to      0.962644          10,538
BB&T Large Cap VIF                               11,876      1.054148   to      1.054148          12,519
Calvert Social Balanced Portfolio --
 Class I                                         35,865      2.260639   to      2.260639          81,077
Evergreen VA Diversified Capital Builder
 Fund -- Class I                                 52,535      0.599863   to      0.599863          31,514
Evergreen VA Growth Fund -- Class I              60,719      0.917532   to      0.917532          55,712
Evergreen VA International Equity Fund
 -- Class I                                      40,312      1.317960   to      1.317960          53,129
Evergreen VA Omega Fund -- Class I               26,561      0.677790   to      0.677790          18,003
Evergreen VA Fundamental Large Cap Fund
 -- Class I                                      54,838      0.969621   to      0.974565          53,366
Fidelity(R) VIP Growth -- Class INIT              2,654      1.321259   to      1.321259           3,507
Fidelity(R) VIP Contrafund(R) -- Class
 INIT                                               159      2.210056   to      2.210056             352
Hartford Advisers HLS Fund -- Class IA        3,272,029      0.849868   to      7.133808      13,629,116
Hartford Advisers HLS Fund -- Class IB          267,081      0.769639   to      0.918499         229,729
Hartford Total Return Bond HLS Fund --
 Class IA                                       762,704      1.428229   to      7.253849       2,785,460
Hartford Total Return Bond HLS Fund --
 Class IB                                       184,784      1.335413   to      1.391695         255,063
Hartford Capital Appreciation HLS Fund
 -- Class IA                                    827,038      1.375367   to     17.619486       7,414,301
Hartford Capital Appreciation HLS Fund
 -- Class IB                                     97,259      0.904940   to      1.470642          92,467
Hartford Dividend and Growth HLS Fund --
 Class IA                                     1,082,483      1.167585   to      2.788864       2,897,825
Hartford Dividend and Growth HLS Fund --
 Class IB                                        90,283      1.116938   to      1.140858         102,711
Hartford Global Advisers HLS Fund --
 Class IA                                       141,101      1.560759   to      1.560759         220,225
Hartford Global Equity HLS Fund -- Class
 IA                                               2,077      6.168374   to      6.173557          12,811
Hartford Global Health HLS Fund -- Class
 IA                                              56,741      1.660179   to      1.677107          94,371
Hartford Global Growth HLS Fund -- Class
 IA                                             165,433      0.820487   to      1.256452         192,172
Hartford Global Growth HLS Fund -- Class
 IB                                              16,446      0.542326   to      0.542326           8,919
Hartford Disciplined Equity HLS Fund --
 Class IA                                       193,106      0.778582   to      0.945112         178,452
Hartford Growth HLS Fund -- Class IA            117,715      0.885706   to      0.900608         104,321
Hartford Growth Opportunities HLS Fund
 -- Class IA                                     64,977      1.102640   to      1.110015          71,665
Hartford High Yield HLS Fund -- Class
 IA                                             146,220      1.027542   to      1.066382         155,228
Hartford High Yield HLS Fund -- Class
 IB                                              18,259      0.971492   to      0.971492          17,739
Hartford Index HLS Fund -- Class IA             806,921      0.718500   to      4.354249       2,895,344
Hartford International Growth HLS Fund
 -- Class IA                                    112,041      0.861112   to      0.861112          96,480
Hartford International Small Company HLS
 Fund -- Class IA                                17,349      1.402761   to      1.402761          24,336
Hartford International Opportunities HLS
 Fund -- Class IA                               521,166      0.989115   to      2.265327         943,563
Hartford International Opportunities HLS
 Fund -- Class IB                                 8,201      1.078095   to      1.078095           8,842
Hartford Mid Cap HLS Fund -- Class IA           179,982      2.971117   to      2.971117         534,747
Hartford MidCap Value HLS Fund -- Class
 IA                                              86,225      1.042467   to      1.050474          89,895
Hartford MidCap Value HLS Fund -- Class
 IB                                              14,369      1.007887   to      1.007887          14,483
Hartford Money Market HLS Fund -- Class
 IA                                             659,521      1.197239   to      3.580862       1,513,757
Hartford Money Market HLS Fund -- Class
 IB                                               8,905      1.221176   to      1.221176          10,875
Hartford Small Company HLS Fund -- Class
 IA                                             151,299      1.044447   to      1.703696         255,194
Hartford Small Company HLS Fund -- Class
 IB                                               6,944      1.185415   to      1.185415           8,232
Hartford SmallCap Growth HLS Fund --
 Class IA                                        77,191      0.854585   to      0.860317          66,011
Hartford Stock HLS Fund -- Class IA           1,094,098      0.632909   to     13.111507       7,965,167
Hartford Stock HLS Fund -- Class IB              25,100      0.725005   to      0.725005          18,197

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY      UNIT FAIR          UNIT FAIR       CONTRACT
                                          PARTICIPANTS     VALUE #            VALUE #       LIABILITY
--------------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities HLS
 Fund -- Class IA                             1,004,607     $1.136141   to     $9.900934      $1,484,983
Hartford U.S. Government Securities HLS
 Fund -- Class IB                                36,309      1.102947   to      1.102947          40,047
Hartford Value HLS Fund -- Class IA             173,496      0.955817   to      0.974323         165,980
Hartford Value HLS Fund -- Class IB               5,228      0.924115   to      0.924115           4,831
Hartford Value Opportunities HLS Fund --
 Class IA                                        51,015      0.888242   to      0.888242          45,314
Hartford Equity Income HLS Fund -- Class
 IA                                              66,623      1.065292   to      1.065292          70,973
Columbia Marsico International
 Opportunities Fund VS -- Class B                 2,555      1.327250   to      1.327250           3,391
Columbia High Yield Fund VS                       2,659      1.199137   to      1.199137           3,189
Columbia Marsico Focused Equities Fund
 VS -- Class A                                   39,566      1.190899   to      1.190899          47,119
Columbia Marsico Growth Fund VS -- Class
 A                                               41,183      1.182832   to      1.182832          48,712
Pioneer Fund VCT Portfolio -- Class II            5,621      0.786529   to      0.786529           4,421
Jennison Portfolio -- Class II                    3,933      0.452576   to      0.452576           1,780
UBS Series Trust -- U.S. Allocation
 Portfolio -- Class I                            46,708      0.798671   to      0.798671          37,304

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                  AMERICAN CENTURY(R) VP        ALLIANCEBERNSTEIN
                                          CAPITAL                 INTERNATIONAL
                                     APPRECIATION FUND             VALUE FUND
                                        SUB-ACCOUNT                SUB-ACCOUNT
------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $ --                    $14,979
                                       -------------              -------------
EXPENSE:
 Administrative charges                         (150)                       (29)
 Mortality and expense risk
  charges                                    (67,542)                   (21,131)
                                       -------------              -------------
  Total expenses                             (67,692)                   (21,160)
                                       -------------              -------------
  Net investment income (loss)               (67,692)                    (6,181)
                                       -------------              -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                      (96,851)                  (243,468)
 Net realized gain on
  distributions                              439,111                    107,161
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (3,593,577)                (1,049,687)
                                       -------------              -------------
  Net gain (loss) on
   investments                            (3,251,317)                (1,185,994)
                                       -------------              -------------
  Net increase (decrease) in
   net assets resulting from
   operations                            $(3,319,009)               $(1,192,175)
                                       =============              =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AIM V.I.            AIM V.I.                AIM V.I.          ALLIANCEBERNSTEIN VP
                                    CAPITAL              CORE                    HIGH                 GROWTH AND
                               APPRECIATION FUND      EQUITY FUND             YIELD FUND           INCOME PORTFOLIO
                                  SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --            $155,001               $212,253                  $53,154
                                 -------------       -------------            -----------            -------------
EXPENSE:
 Administrative charges                   (338)                 --                   (386)                      --
 Mortality and expense
  risk charges                         (54,744)           (107,267)               (35,707)                 (40,181)
                                 -------------       -------------            -----------            -------------
  Total expenses                       (55,082)           (107,267)               (36,093)                 (40,181)
                                 -------------       -------------            -----------            -------------
  Net investment income
   (loss)                              (55,082)             47,734                176,160                   12,973
                                 -------------       -------------            -----------            -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions            (469,140)             79,402               (662,031)                (165,053)
 Net realized gain on
  distributions                             --                  --                     --                  548,440
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (1,754,443)         (2,906,811)              (220,038)              (1,955,538)
                                 -------------       -------------            -----------            -------------
  Net gain (loss) on
   investments                      (2,223,583)         (2,827,409)              (882,069)              (1,572,151)
                                 -------------       -------------            -----------            -------------
  Net increase (decrease)
   in net assets resulting
   from operations                 $(2,278,665)        $(2,779,675)             $(705,909)             $(1,559,178)
                                 =============       =============            ===========            =============

                              ALLIANCEBERNSTEIN VPS                                BB&T
                                  INTERMEDIATE            AMERICAN FUNDS         MID CAP
                                 BOND PORTFOLIO             GROWTH FUND         GROWTH VIF
                               SUB-ACCOUNT (A)(B)           SUB-ACCOUNT        SUB-ACCOUNT
--------------------------  ---------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $281,273                   $2,663                 $ --
                                   -----------              -----------       --------------
EXPENSE:
 Administrative charges                     --                       (7)                  --
 Mortality and expense
  risk charges                         (34,428)                  (3,522)            (202,744)
                                   -----------              -----------       --------------
  Total expenses                       (34,428)                  (3,529)            (202,744)
                                   -----------              -----------       --------------
  Net investment income
   (loss)                              246,845                     (866)            (202,744)
                                   -----------              -----------       --------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions            (211,284)                  (2,233)              62,757
 Net realized gain on
  distributions                             --                   31,385            2,799,207
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 (78,703)                (189,561)         (12,230,356)
                                   -----------              -----------       --------------
  Net gain (loss) on
   investments                        (289,987)                (160,409)          (9,368,392)
                                   -----------              -----------       --------------
  Net increase (decrease)
   in net assets resulting
   from operations                    $(43,142)               $(161,275)         $(9,571,136)
                                   ===========              ===========       ==============

(a)  From inception April 25, 2008 to December 31, 2008.

(b) Effective April 25, 2008, AllianceBernstein VPS Global Bond Portfolio merged with AllianceBernstein Intermediate Bond Portfolio.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                         BB&T
                                    CAPITAL MANAGER           BB&T
                                      EQUITY VIF         LARGE CAP VIF
                                      SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $97,226             $763,348
                                     -------------       --------------
EXPENSE:
 Administrative charges                         --                   --
 Mortality and expense risk
  charges                                 (100,269)            (700,718)
                                     -------------       --------------
  Total expenses                          (100,269)            (700,718)
                                     -------------       --------------
  Net investment income (loss)              (3,043)              62,630
                                     -------------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (353,530)          (2,616,642)
 Net realized gain on
  distributions                          1,683,153           10,439,284
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (4,757,218)         (31,056,711)
                                     -------------       --------------
  Net gain (loss) on
   investments                          (3,427,595)         (23,234,069)
                                     -------------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(3,430,638)        $(23,171,439)
                                     =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                        BB&T
                                       SPECIAL                  BB&T                                        COLUMBIA
                                    OPPORTUNITIES           TOTAL RETURN         CALVERT SOCIAL         ASSET ALLOCATION
                                     EQUITY VIF               BOND VIF         BALANCED PORTFOLIO            FUND VS
                                     SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $12,635              $163,006                $57,058                 $235,867
                                    -------------            ----------            -----------            -------------
EXPENSE:
 Administrative charges                        --                    --                   (182)                      --
 Mortality and expense risk
  charges                                (142,743)              (53,745)               (28,891)                 (95,164)
                                    -------------            ----------            -----------            -------------
  Total expenses                         (142,743)              (53,745)               (29,073)                 (95,164)
                                    -------------            ----------            -----------            -------------
  Net investment income
   (loss)                                (130,108)              109,261                 27,985                  140,703
                                    -------------            ----------            -----------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (256,116)              (13,061)               (27,073)                (614,219)
 Net realized gain on
  distributions                           343,498                    --                 31,876                  850,856
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (3,992,814)              (23,653)              (867,887)              (2,606,728)
                                    -------------            ----------            -----------            -------------
  Net gain (loss) on
   investments                         (3,905,432)              (36,714)              (863,084)              (2,370,091)
                                    -------------            ----------            -----------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(4,035,540)              $72,547              $(835,099)             $(2,229,388)
                                    =============            ==========            ===========            =============

                                      COLUMBIA
                                    SMALL COMPANY               COLUMBIA               EVERGREEN VA
                                       GROWTH               LARGE CAP VALUE         DIVERSIFIED CAPITAL
                                       FUND VS                  FUND VS                BUILDER FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT (C)
-----------------------------  --------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --                  $528,378                     $ --
                                    -------------            --------------            -------------
EXPENSE:
 Administrative charges                        --                        --                       --
 Mortality and expense risk
  charges                                (190,630)                 (339,193)                 (67,242)
                                    -------------            --------------            -------------
  Total expenses                         (190,630)                 (339,193)                 (67,242)
                                    -------------            --------------            -------------
  Net investment income
   (loss)                                (190,630)                  189,185                  (67,242)
                                    -------------            --------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (389,440)                 (843,712)                (253,817)
 Net realized gain on
  distributions                         1,484,590                 3,331,435                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (6,832,998)              (12,593,276)              (2,080,663)
                                    -------------            --------------            -------------
  Net gain (loss) on
   investments                         (5,737,848)              (10,105,553)              (2,334,480)
                                    -------------            --------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(5,928,478)              $(9,916,368)             $(2,401,722)
                                    =============            ==============            =============

(c)  Formerly Evergreen VA Balanced Fund. Change effective May 30, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                          EVERGREEN VA
                                     EVERGREEN VA        INTERNATIONAL
                                      GROWTH FUND         EQUITY FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $1,736                 $ --
                                     -------------       --------------
EXPENSE:
 Administrative charges                         --                   --
 Mortality and expense risk
  charges                                  (87,242)            (313,322)
                                     -------------       --------------
  Total expenses                           (87,242)            (313,322)
                                     -------------       --------------
  Net investment income (loss)             (85,506)            (313,322)
                                     -------------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (204,443)             (99,661)
 Net realized gain on
  distributions                                 --              618,026
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,977,576)         (11,253,284)
                                     -------------       --------------
  Net gain (loss) on
   investments                          (3,182,019)         (10,734,919)
                                     -------------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(3,267,525)        $(11,048,241)
                                     =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          EVERGREEN VA           EVERGREEN VA           EVERGREEN VA
                                 EVERGREEN VA                SPECIAL                 HIGH                FUNDAMENTAL
                                  OMEGA FUND               VALUES FUND            INCOME FUND          LARGE CAP FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                 $176,857               $9,578                 $124,279
                                 -------------            -------------            ---------            -------------
EXPENSE:
 Administrative charges                     --                       --                   --                       --
 Mortality and expense
  risk charges                         (75,099)                (266,821)              (1,756)                (131,152)
                                 -------------            -------------            ---------            -------------
  Total expenses                       (75,099)                (266,821)              (1,756)                (131,152)
                                 -------------            -------------            ---------            -------------
  Net investment income
   (loss)                              (75,099)                 (89,964)               7,822                   (6,873)
                                 -------------            -------------            ---------            -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions            (248,954)              (1,455,226)              (6,795)                 248,699
 Net realized gain on
  distributions                             --                       --                   --                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (1,327,376)              (4,232,099)             (31,168)              (3,873,052)
                                 -------------            -------------            ---------            -------------
  Net gain (loss) on
   investments                      (1,576,330)              (5,687,325)             (37,963)              (3,624,353)
                                 -------------            -------------            ---------            -------------
  Net increase (decrease)
   in net assets resulting
   from operations                 $(1,651,429)             $(5,777,289)            $(30,141)             $(3,631,226)
                                 =============            =============            =========            =============


                                FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP
                               ASSET MANAGER(TM)          GROWTH             CONTRAFUND(R)
                                  SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------  --------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $91,402              $92,402              $188,126
                                 --------------        -------------        --------------
EXPENSE:
 Administrative charges                    (111)                (484)                 (587)
 Mortality and expense
  risk charges                          (43,496)            (143,025)             (241,843)
                                 --------------        -------------        --------------
  Total expenses                        (43,607)            (143,509)             (242,430)
                                 --------------        -------------        --------------
  Net investment income
   (loss)                                47,795              (51,107)              (54,304)
                                 --------------        -------------        --------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions              (67,015)             (25,606)             (564,501)
 Net realized gain on
  distributions                         374,493                   --               583,608
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (1,520,321)          (6,863,882)          (10,359,565)
                                 --------------        -------------        --------------
  Net gain (loss) on
   investments                       (1,212,843)          (6,889,488)          (10,340,458)
                                 --------------        -------------        --------------
  Net increase (decrease)
   in net assets resulting
   from operations                  $(1,165,048)         $(6,940,595)         $(10,394,762)
                                 ==============        =============        ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                            FRANKLIN
                                FIDELITY(R) VIP              INCOME
                                   OVERSEAS              SECURITIES FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $127,618                 $61,398
                                 -------------             -----------
EXPENSE:
 Administrative charges                   (154)                    (17)
 Mortality and expense risk
  charges                              (63,154)                (14,055)
                                 -------------             -----------
  Total expenses                       (63,308)                (14,072)
                                 -------------             -----------
  Net investment income (loss)          64,310                  47,326
                                 -------------             -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (168,701)                (16,679)
 Net realized gain on
  distributions                        639,924                  25,709
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (3,392,781)               (459,093)
                                 -------------             -----------
  Net gain (loss) on
   investments                      (2,921,558)               (450,063)
                                 -------------             -----------
  Net increase (decrease) in
   net assets resulting from
   operations                      $(2,857,248)              $(402,737)
                                 =============             ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      HARTFORD         HARTFORD            HARTFORD
                                 HARTFORD             LARGECAP           TOTAL              CAPITAL
                                 ADVISERS              GROWTH         RETURN BOND        APPRECIATION
                                 HLS FUND             HLS FUND         HLS FUND            HLS FUND
                                SUB-ACCOUNT        SUB-ACCOUNT (D)    SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                       $56,157,166            $23,130        $56,742,173          $49,372,036
                               -------------          ---------      -------------      ---------------
EXPENSE:
 Administrative charges              (47,166)                --            (74,207)            (113,220)
 Mortality and expense risk
  charges                        (27,164,062)            (8,393)       (13,832,168)         (41,826,683)
                               -------------          ---------      -------------      ---------------
  Total expenses                 (27,211,228)            (8,393)       (13,906,375)         (41,939,903)
                               -------------          ---------      -------------      ---------------
  Net investment income
   (loss)                         28,945,938             14,737         42,835,798            7,432,133
                               -------------          ---------      -------------      ---------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions          (54,304,518)           (80,922)       (14,869,298)        (120,600,254)
 Net realized gain on
  distributions                   12,579,335             32,860                 --          306,473,285
 Net unrealized appreciation
  (depreciation) of
  investments during the year   (739,359,870)          (228,557)      (115,438,083)      (1,907,040,423)
                               -------------          ---------      -------------      ---------------
  Net gain (loss) on
   investments                  (781,085,053)          (276,619)      (130,307,381)      (1,721,167,392)
                               -------------          ---------      -------------      ---------------
  Net increase (decrease) in
   net assets resulting from
   operations                  $(752,139,115)         $(261,882)      $(87,471,583)     $(1,713,735,259)
                               =============          =========      =============      ===============

                                 HARTFORD           HARTFORD          HARTFORD
                                 DIVIDEND         FUNDAMENTAL          GLOBAL
                                AND GROWTH           GROWTH           ADVISERS
                                 HLS FUND           HLS FUND          HLS FUND
                                SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------  -----------------------------------------------------
INVESTMENT INCOME:
 Dividends                       $28,582,267           $45,237        $3,341,309
                               -------------      ------------      ------------
EXPENSE:
 Administrative charges              (85,953)               --                --
 Mortality and expense risk
  charges                        (20,263,735)         (331,225)       (1,132,361)
                               -------------      ------------      ------------
  Total expenses                 (20,349,688)         (331,225)       (1,132,361)
                               -------------      ------------      ------------
  Net investment income
   (loss)                          8,232,579          (285,988)        2,208,948
                               -------------      ------------      ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions          (17,019,528)       (2,164,717)       (2,267,813)
 Net realized gain on
  distributions                   30,137,555         2,689,902         1,462,563
 Net unrealized appreciation
  (depreciation) of
  investments during the year   (564,459,994)      (11,843,601)      (32,970,448)
                               -------------      ------------      ------------
  Net gain (loss) on
   investments                  (551,341,967)      (11,318,416)      (33,775,698)
                               -------------      ------------      ------------
  Net increase (decrease) in
   net assets resulting from
   operations                  $(543,109,388)     $(11,604,404)     $(31,566,750)
                               =============      ============      ============

(d) From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                         HARTFORD              HARTFORD
                                      GLOBAL EQUITY         GLOBAL HEALTH
                                         HLS FUND              HLS FUND
                                 SUB-ACCOUNT (D)(E)(F)(G)    SUB-ACCOUNT
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $733,917              $272,258
                                      --------------        --------------
EXPENSE:
 Administrative charges                           --                    --
 Mortality and expense risk
  charges                                   (450,527)           (1,059,661)
                                      --------------        --------------
  Total expenses                            (450,527)           (1,059,661)
                                      --------------        --------------
  Net investment income (loss)               283,390              (787,403)
                                      --------------        --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (9,146,054)           (1,702,786)
 Net realized gain on
  distributions                            1,972,541             3,557,628
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (9,850,961)          (23,195,512)
                                      --------------        --------------
  Net gain (loss) on
   investments                           (17,024,474)          (21,340,670)
                                      --------------        --------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(16,741,084)         $(22,128,073)
                                      ==============        ==============

(d) From inception May 1, 2008 to December 31, 2008.

(e) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(f) Effective August 22, 2008, Hartford Global Financial Services HLS Fund merged with Hartford Global Equity HLS Fund.

(g) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        HARTFORD                                   HARTFORD
                                  HARTFORD             DISCIPLINED            HARTFORD              GROWTH
                                GLOBAL GROWTH            EQUITY                GROWTH            OPPORTUNITIES
                                  HLS FUND              HLS FUND              HLS FUND             HLS FUND
                                 SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $1,155,081            $2,023,076             $164,566              $528,051
                               ---------------       ---------------       --------------       ---------------
EXPENSE:
 Administrative charges                     --                    --                   (9)                   --
 Mortality and expense risk
  charges                           (2,888,179)           (2,963,727)          (1,378,375)           (2,625,576)
                               ---------------       ---------------       --------------       ---------------
  Total expenses                    (2,888,179)           (2,963,727)          (1,378,384)           (2,625,576)
                               ---------------       ---------------       --------------       ---------------
  Net investment income
   (loss)                           (1,733,098)             (940,651)          (1,213,818)           (2,097,525)
                               ---------------       ---------------       --------------       ---------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             (5,788,415)           (3,409,085)          (2,565,802)          (11,157,140)
 Net realized gain on
  distributions                      7,927,504            19,253,256            3,228,218             7,383,485
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (135,989,358)         (104,691,113)         (47,073,818)          (96,697,486)
                               ---------------       ---------------       --------------       ---------------
  Net gain (loss) on
   investments                    (133,850,269)          (88,846,942)         (46,411,402)         (100,471,141)
                               ---------------       ---------------       --------------       ---------------
  Net increase (decrease) in
   net assets resulting from
   operations                    $(135,583,367)         $(89,787,593)        $(47,625,220)        $(102,568,666)
                               ===============       ===============       ==============       ===============

                                                                             HARTFORD
                                  HARTFORD             HARTFORD            INTERNATIONAL
                                 HIGH YIELD              INDEX                GROWTH
                                  HLS FUND             HLS FUND              HLS FUND
                                SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                        $13,093,979            $5,913,713            $1,580,312
                               --------------       ---------------       ---------------
EXPENSE:
 Administrative charges                    --                  (521)                   --
 Mortality and expense risk
  charges                          (2,212,060)           (4,019,719)           (2,711,806)
                               --------------       ---------------       ---------------
  Total expenses                   (2,212,060)           (4,020,240)           (2,711,806)
                               --------------       ---------------       ---------------
  Net investment income
   (loss)                          10,881,919             1,893,473            (1,131,494)
                               --------------       ---------------       ---------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions            (6,396,331)            2,420,781           (14,665,911)
 Net realized gain on
  distributions                            --             7,132,749            10,013,053
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (44,608,047)         (148,271,094)         (137,543,863)
                               --------------       ---------------       ---------------
  Net gain (loss) on
   investments                    (51,004,378)         (138,717,564)         (142,196,721)
                               --------------       ---------------       ---------------
  Net increase (decrease) in
   net assets resulting from
   operations                    $(40,122,459)        $(136,824,091)        $(143,328,215)
                               ==============       ===============       ===============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                        HARTFORD             HARTFORD
                                     INTERNATIONAL         INTERNATIONAL
                                     SMALL COMPANY         OPPORTUNITIES
                                        HLS FUND             HLS FUND
                                      SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $707,905            $8,483,177
                                     --------------       ---------------
EXPENSE:
 Administrative charges                          --               (23,148)
 Mortality and expense risk
  charges                                  (991,259)           (5,794,692)
                                     --------------       ---------------
  Total expenses                           (991,259)           (5,817,840)
                                     --------------       ---------------
  Net investment income (loss)             (283,354)            2,665,337
                                     --------------       ---------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (8,724,455)          (18,590,095)
 Net realized gain on
  distributions                           2,242,859            18,087,285
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (30,933,195)         (227,432,535)
                                     --------------       ---------------
  Net gain (loss) on
   investments                          (37,414,791)         (227,935,345)
                                     --------------       ---------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(37,698,145)        $(225,270,008)
                                     ==============       ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD
                                       MIDCAP             HARTFORD            HARTFORD               HARTFORD
                                       GROWTH             MID CAP           MIDCAP VALUE           MONEY MARKET
                                      HLS FUND            HLS FUND            HLS FUND               HLS FUND
                                  SUB-ACCOUNT (D)       SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $18,647           $1,409,515          $1,256,440             $9,951,854
                                    ------------       --------------       -------------          -------------
EXPENSE:
 Administrative charges                       --                   --                  --                (28,661)
 Mortality and expense risk
  charges                                (23,365)          (3,829,061)         (3,031,654)            (7,248,801)
                                    ------------       --------------       -------------          -------------
  Total expenses                         (23,365)          (3,829,061)         (3,031,654)            (7,277,462)
                                    ------------       --------------       -------------          -------------
  Net investment income
   (loss)                                 (4,718)          (2,419,546)         (1,775,214)             2,674,392
                                    ------------       --------------       -------------          -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (233,852)          (6,081,860)         (7,599,404)                    --
 Net realized gain on
  distributions                           14,711           14,409,744          45,180,175                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (1,527,568)        (127,489,174)       (140,391,786)                    --
                                    ------------       --------------       -------------          -------------
  Net gain (loss) on
   investments                        (1,746,709)        (119,161,290)       (102,811,015)                    --
                                    ------------       --------------       -------------          -------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(1,751,427)       $(121,580,836)      $(104,586,229)            $2,674,392
                                    ============       ==============       =============          =============


                                    HARTFORD              HARTFORD               HARTFORD
                                 SMALLCAP VALUE         SMALL COMPANY         SMALLCAP GROWTH
                                    HLS FUND              HLS FUND               HLS FUND
                                 SUB-ACCOUNT (D)         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $41,281               $148,289               $491,642
                                   -----------          -------------          -------------
EXPENSE:
 Administrative charges                     --                 (7,492)                   (11)
 Mortality and expense risk
  charges                              (12,461)            (2,747,610)            (1,923,245)
                                   -----------          -------------          -------------
  Total expenses                       (12,461)            (2,755,102)            (1,923,256)
                                   -----------          -------------          -------------
  Net investment income
   (loss)                               28,820             (2,606,813)            (1,431,614)
                                   -----------          -------------          -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (265,342)              (279,008)            (4,653,780)
 Net realized gain on
  distributions                          1,798                705,848                947,539
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (522,833)           (97,420,468)           (50,046,553)
                                   -----------          -------------          -------------
  Net gain (loss) on
   investments                        (786,377)           (96,993,628)           (53,752,794)
                                   -----------          -------------          -------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(757,557)          $(99,600,441)          $(55,184,408)
                                   ===========          =============          =============

(d) From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              HARTFORD
                                   HARTFORD               U.S. GOVERNMENT
                                     STOCK                   SECURITIES
                                   HLS FUND                   HLS FUND
                                  SUB-ACCOUNT             SUB-ACCOUNT (H)
------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $20,015,279               $30,303,302
                                ---------------            --------------
EXPENSE:
 Administrative charges                 (28,531)                      (87)
 Mortality and expense risk
  charges                           (14,109,937)               (5,808,122)
                                ---------------            --------------
  Total expenses                    (14,138,468)               (5,808,209)
                                ---------------            --------------
  Net investment income (loss)        5,876,811                24,495,093
                                ---------------            --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             (25,106,617)              (18,886,223)
 Net realized gain on
  distributions                       6,619,163                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (558,759,216)              (18,543,092)
                                ---------------            --------------
  Net gain (loss) on
   investments                     (577,246,670)              (37,429,315)
                                ---------------            --------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $(571,369,859)             $(12,934,222)
                                ===============            ==============

(h) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                    HARTFORD             HARTFORD
                               HARTFORD              VALUE                EQUITY                HUNTINGTON VA
                                VALUE            OPPORTUNITIES            INCOME                    INCOME
                               HLS FUND             HLS FUND             HLS FUND                EQUITY FUND
                             SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                      $1,471,828           $1,395,451           $2,077,377                  $997,554
                            --------------       --------------       --------------            --------------
EXPENSE:
 Administrative charges                 --                   --                   --                        --
 Mortality and expense
  risk charges                  (1,371,813)          (1,153,713)          (1,033,543)                 (269,586)
                            --------------       --------------       --------------            --------------
  Total expenses                (1,371,813)          (1,153,713)          (1,033,543)                 (269,586)
                            --------------       --------------       --------------            --------------
  Net investment income
   (loss)                          100,015              241,738            1,043,834                   727,968
                            --------------       --------------       --------------            --------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions      (1,607,723)          (8,777,114)          (2,601,552)                 (157,088)
 Net realized gain on
  distributions                  6,197,960              546,529            4,692,751                 1,289,682
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                         (42,663,108)         (33,060,428)         (28,550,510)              (10,278,960)
                            --------------       --------------       --------------            --------------
  Net gain (loss) on
   investments                 (38,072,871)         (41,291,013)         (26,459,311)               (9,146,366)
                            --------------       --------------       --------------            --------------
  Net increase (decrease)
   in net assets resulting
   from operations            $(37,972,856)        $(41,049,275)        $(25,415,477)              $(8,418,398)
                            ==============       ==============       ==============            ==============


                                 HUNTINGTON VA                                     HUNTINGTON VA
                                   DIVIDEND               HUNTINGTON VA              MID CORP
                                 CAPTURE FUND              GROWTH FUND             AMERICA FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $2,201,475                 $115,961                 $148,586
                                 -------------            -------------            -------------
EXPENSE:
 Administrative charges                     --                       --                       --
 Mortality and expense
  risk charges                        (338,155)                (168,527)                (199,118)
                                 -------------            -------------            -------------
  Total expenses                      (338,155)                (168,527)                (199,118)
                                 -------------            -------------            -------------
  Net investment income
   (loss)                            1,863,320                  (52,566)                 (50,532)
                                 -------------            -------------            -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions            (875,044)                 123,268                  637,095
 Net realized gain on
  distributions                      1,203,155                1,009,923                  622,925
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (8,935,860)              (6,072,036)              (6,872,691)
                                 -------------            -------------            -------------
  Net gain (loss) on
   investments                      (8,607,749)              (4,938,845)              (5,612,671)
                                 -------------            -------------            -------------
  Net increase (decrease)
   in net assets resulting
   from operations                 $(6,744,429)             $(4,991,411)             $(5,663,203)
                                 =============            =============            =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     HUNTINGTON VA            HUNTINGTON VA
                                          NEW                   ROTATING
                                     ECONOMY FUND             MARKETS FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $37,027                 $103,414
                                     -------------            -------------
EXPENSE:
 Administrative charges                         --                       --
 Mortality and expense risk
  charges                                  (71,829)                 (66,309)
                                     -------------            -------------
  Total expenses                           (71,829)                 (66,309)
                                     -------------            -------------
  Net investment income (loss)             (34,802)                  37,105
                                     -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (101,667)                  (5,127)
 Net realized gain on
  distributions                            640,999                  346,643
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (3,655,304)              (2,575,346)
                                     -------------            -------------
  Net gain (loss) on
   investments                          (3,115,972)              (2,233,830)
                                     -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(3,150,774)             $(2,196,725)
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HUNTINGTON VA                            HUNTINGTON VA
                                  INTERNATIONAL        HUNTINGTON VA         MORTGAGE          HUNTINGTON VA
                                   EQUITY FUND         MACRO 100 FUND     SECURITIES FUND        SITUS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (I)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $69,423             $29,224            $95,738                $6,119
                                   ------------          ----------          ---------          ------------
EXPENSE:
 Administrative charges                      --                  --                 --                    --
 Mortality and expense risk
  charges                               (37,293)            (30,674)           (18,330)              (44,676)
                                   ------------          ----------          ---------          ------------
  Total expenses                        (37,293)            (30,674)           (18,330)              (44,676)
                                   ------------          ----------          ---------          ------------
  Net investment income
   (loss)                                32,130              (1,450)            77,408               (38,557)
                                   ------------          ----------          ---------          ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (141,033)           (202,431)              (886)              (98,014)
 Net realized gain on
  distributions                          62,071                  --              1,907                49,086
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (1,249,674)           (609,882)           (76,065)           (1,332,185)
                                   ------------          ----------          ---------          ------------
  Net gain (loss) on
   investments                       (1,328,636)           (812,313)           (75,044)           (1,381,113)
                                   ------------          ----------          ---------          ------------
  Net increase (decrease) in
   net assets resulting from
   operations                       $(1,296,506)          $(813,763)            $2,364           $(1,419,670)
                                   ============          ==========          =========          ============

                                                                         VAN KAMPEN
                                   BLACKROCK          BLACKROCK           UIF U.S.
                                    GLOBAL            LARGE CAP          REAL ESTATE
                               GROWTH V.I. FUND   GROWTH V.I. FUND        PORTFOLIO
                                  SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $293               $546              $11,913
                                   ---------          ---------          -----------
EXPENSE:
 Administrative charges                   --                 --                  (13)
 Mortality and expense risk
  charges                             (1,938)            (1,815)              (5,331)
                                   ---------          ---------          -----------
  Total expenses                      (1,938)            (1,815)              (5,344)
                                   ---------          ---------          -----------
  Net investment income
   (loss)                             (1,645)            (1,269)               6,569
                                   ---------          ---------          -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (8,468)               505              (34,253)
 Net realized gain on
  distributions                           --                 --              165,454
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (63,728)           (58,893)            (332,094)
                                   ---------          ---------          -----------
  Net gain (loss) on
   investments                       (72,196)           (58,388)            (200,893)
                                   ---------          ---------          -----------
  Net increase (decrease) in
   net assets resulting from
   operations                       $(73,841)          $(59,657)           $(194,324)
                                   =========          =========          ===========

(i) Formerly Huntington VA Situs Small Cap Fund. Change effective January 24, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------


                                     EQUITY AND               MID CAP
                                       INCOME                 GROWTH
                                     SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $9,801                 $2,285
                                     -----------            -----------
EXPENSE:
 Administrative charges                       (4)                   (14)
 Mortality and expense risk
  charges                                 (5,397)                (4,256)
                                     -----------            -----------
  Total expenses                          (5,401)                (4,270)
                                     -----------            -----------
  Net investment income (loss)             4,400                 (1,985)
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (2,793)                (9,504)
 Net realized gain on
  distributions                           13,190                 87,129
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (121,917)              (281,189)
                                     -----------            -----------
  Net gain (loss) on
   investments                          (111,520)              (203,564)
                                     -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(107,120)             $(205,549)
                                     ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                              MTB MANAGED           MTB MANAGED
                                                                              ALLOCATION            ALLOCATION
                                  MTB LARGE CAP        MTB LARGE CAP       FUND -- MODERATE     FUND -- AGGRESSIVE
                                 GROWTH FUND II        VALUE FUND II           GROWTH II             GROWTH II
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $2,977               $9,322                $51,611                $54
                                   -----------          -----------          -------------           --------
EXPENSE:
 Administrative charges                     --                   --                     --                 --
 Mortality and expense risk
  charges                              (10,767)             (11,681)               (55,699)              (101)
                                   -----------          -----------          -------------           --------
  Total expenses                       (10,767)             (11,681)               (55,699)              (101)
                                   -----------          -----------          -------------           --------
  Net investment income
   (loss)                               (7,790)              (2,359)                (4,088)               (47)
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,767)              (4,621)               (32,694)               (16)
 Net realized gain on
  distributions                             --                   --                214,328              1,019
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (305,947)            (347,910)            (1,463,254)            (5,395)
                                   -----------          -----------          -------------           --------
  Net gain (loss) on
   investments                        (307,714)            (352,531)            (1,281,620)            (4,392)
                                   -----------          -----------          -------------           --------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(315,504)           $(354,890)           $(1,285,708)           $(4,439)
                                   ===========          ===========          =============           ========

                                   MTB MANAGED          COLUMBIA MARSICO
                                    ALLOCATION           INTERNATIONAL         COLUMBIA
                               FUND -- CONSERVATIVE      OPPORTUNITIES        HIGH YIELD
                                    GROWTH II               FUND VS             FUND VS
                                 SUB-ACCOUNT (J)          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $24                   $405,076         $1,805,576
                                      ------             --------------      -------------
EXPENSE:
 Administrative charges                   --                    (15,694)           (11,335)
 Mortality and expense risk
  charges                                (11)                  (470,488)          (260,866)
                                      ------             --------------      -------------
  Total expenses                         (11)                  (486,182)          (272,201)
                                      ------             --------------      -------------
  Net investment income
   (loss)                                 13                    (81,106)         1,533,375
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (1)                 1,268,081             70,788
 Net realized gain on
  distributions                           55                  6,183,388                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (414)               (27,698,874)        (6,254,967)
                                      ------             --------------      -------------
  Net gain (loss) on
   investments                          (360)               (20,247,405)        (6,184,179)
                                      ------             --------------      -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(347)              $(20,328,511)       $(4,650,804)
                                      ======             ==============      =============

(j)  Funded as of July 14, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    COLUMBIA MARSICO          COLUMBIA MARSICO
                                    FOCUSED EQUITIES               GROWTH
                                        FUND VS                   FUND VS
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $53,473                  $116,264
                                     --------------            --------------
EXPENSE:
 Administrative charges                     (14,302)                  (10,083)
 Mortality and expense risk
  charges                                  (719,609)                 (510,151)
                                     --------------            --------------
  Total expenses                           (733,911)                 (520,234)
                                     --------------            --------------
  Net investment income (loss)             (680,438)                 (403,970)
                                     --------------            --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   1,220,491                 2,026,604
 Net realized gain on
  distributions                           8,828,262                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (36,978,858)              (19,681,104)
                                     --------------            --------------
  Net gain (loss) on
   investments                          (26,930,105)              (17,654,500)
                                     --------------            --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(27,610,543)             $(18,058,470)
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                               COLUMBIA MARSICO          COLUMBIA MARSICO           OPPENHEIMER             PUTNAM VT
                                 21ST CENTURY             MIDCAP GROWTH               GLOBAL                SMALL CAP
                                    FUND VS                  FUND VS              SECURITIES FUND             VALUE
                                  SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                      $ --                 $7,793                 $3,293
                                 -------------            --------------            -----------            -----------
EXPENSE:
 Administrative charges                 (3,842)                  (13,946)                   (30)                   (11)
 Mortality and expense
  risk charges                        (147,276)                 (277,495)                (7,780)                (2,632)
                                 -------------            --------------            -----------            -----------
  Total expenses                      (151,118)                 (291,441)                (7,810)                (2,643)
                                 -------------            --------------            -----------            -----------
  Net investment income
   (loss)                             (151,118)                 (291,441)                   (17)                   650
                                 -------------            --------------            -----------            -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions               1,560                  (208,442)               (12,164)               (17,841)
 Net realized gain on
  distributions                        211,053                 2,532,285                 41,788                 57,664
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (5,895,777)              (11,536,118)              (353,163)              (141,256)
                                 -------------            --------------            -----------            -----------
  Net gain (loss) on
   investments                      (5,683,164)               (9,212,275)              (323,539)              (101,433)
                                 -------------            --------------            -----------            -----------
  Net increase (decrease)
   in net assets resulting
   from operations                 $(5,834,282)              $(9,503,716)             $(323,556)             $(100,783)
                                 =============            ==============            ===========            ===========

                                                                            PIONEER VCT OAK
                                                      PIONEER               RIDGE LARGE CAP
                                  PIMCO VIT           FUND VCT                  GROWTH
                                 REAL RETURN         PORTFOLIO                 PORTFOLIO
                                 SUB-ACCOUNT        SUB-ACCOUNT               SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $36,907             $760,575                  $34,473
                                 -----------       --------------            -------------
EXPENSE:
 Administrative charges                  (26)                  --                       --
 Mortality and expense
  risk charges                       (13,112)            (808,893)                (150,004)
                                 -----------       --------------            -------------
  Total expenses                     (13,138)            (808,893)                (150,004)
                                 -----------       --------------            -------------
  Net investment income
   (loss)                             23,769              (48,318)                (115,531)
                                 -----------       --------------            -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions           (40,778)          (3,404,742)                (271,646)
 Net realized gain on
  distributions                        1,533            2,154,200                  431,936
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (116,586)         (19,368,497)              (4,156,468)
                                 -----------       --------------            -------------
  Net gain (loss) on
   investments                      (155,831)         (20,619,039)              (3,996,178)
                                 -----------       --------------            -------------
  Net increase (decrease)
   in net assets resulting
   from operations                 $(132,062)        $(20,667,357)             $(4,111,709)
                                 ===========       ==============            =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      PIONEER
                                      MID CAP           JENNISON 20/20
                                     VALUE VCT               FOCUS
                                     PORTFOLIO             PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,540                   $ --
                                     ---------            -----------
EXPENSE:
 Administrative charges                    (10)                    --
 Mortality and expense risk
  charges                               (2,320)                (8,932)
                                     ---------            -----------
  Total expenses                        (2,330)                (8,932)
                                     ---------            -----------
  Net investment income (loss)            (790)                (8,932)
                                     ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (13,741)                   262
 Net realized gain on
  distributions                         13,984                 38,304
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (74,478)              (309,812)
                                     ---------            -----------
  Net gain (loss) on
   investments                         (74,235)              (271,246)
                                     ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(75,025)             $(280,178)
                                     =========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                  PRUDENTIAL
                                                           PRUDENTIAL               SERIES                  ROYCE
                                     JENNISON                 VALUE              INTERNATIONAL            SMALL-CAP
                                     PORTFOLIO              PORTFOLIO               GROWTH                PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $752                $11,170                 $4,647                 $6,482
                                    -----------            -----------            -----------            -----------
EXPENSE:
 Administrative charges                      --                     --                     --                     (7)
 Mortality and expense risk
  charges                               (15,445)               (12,112)                (5,260)               (12,244)
                                    -----------            -----------            -----------            -----------
  Total expenses                        (15,445)               (12,112)                (5,260)               (12,251)
                                    -----------            -----------            -----------            -----------
  Net investment income
   (loss)                               (14,693)                  (942)                  (613)                (5,769)
                                    -----------            -----------            -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (15,410)                  (759)               (40,374)                (7,089)
 Net realized gain on
  distributions                              --                171,408                 72,886                 83,337
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (441,611)              (573,166)              (240,160)              (384,938)
                                    -----------            -----------            -----------            -----------
  Net gain (loss) on
   investments                         (457,021)              (402,517)              (207,648)              (308,690)
                                    -----------            -----------            -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(471,714)             $(403,459)             $(208,261)             $(314,459)
                                    ===========            ===========            ===========            ===========

                                 WESTERN ASSET
                                   GOVERNMENT           LEGG MASON          WESTERN ASSET
                                     MONEY               PARTNERS               MONEY
                                  MARKET FUND        APPRECIATION FUND       MARKET FUND
                                  SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $403                 $1,397               $6,158
                                     ------              ---------             --------
EXPENSE:
 Administrative charges                  --                     --                   --
 Mortality and expense risk
  charges                              (182)                (1,400)              (2,299)
                                     ------              ---------             --------
  Total expenses                       (182)                (1,400)              (2,299)
                                     ------              ---------             --------
  Net investment income
   (loss)                               221                     (3)               3,859
                                     ------              ---------             --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  --                   (122)                  --
 Net realized gain on
  distributions                          --                  4,820                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            --                (51,772)                  --
                                     ------              ---------             --------
  Net gain (loss) on
   investments                           --                (47,074)                  --
                                     ------              ---------             --------
  Net increase (decrease) in
   net assets resulting from
   operations                          $221               $(47,077)              $3,859
                                     ======              =========             ========

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                           VICTORY
                                 UBS SERIES               VARIABLE
                                TRUST -- U.S.             INSURANCE
                                 ALLOCATION              DIVERSIFIED
                                  PORTFOLIO              STOCK FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $283,538                $12,432
                                -------------            -----------
EXPENSE:
 Administrative charges                    --                     (2)
 Mortality and expense risk
  charges                            (129,400)               (22,718)
                                -------------            -----------
  Total expenses                     (129,400)               (22,720)
                                -------------            -----------
  Net investment income (loss)        154,138                (10,288)
                                -------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              (753,003)               (15,120)
 Net realized gain on
  distributions                            --                249,685
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (3,485,918)              (958,540)
                                -------------            -----------
  Net gain (loss) on
   investments                     (4,238,921)              (723,975)
                                -------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                     $(4,084,783)             $(734,263)
                                =============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         WELLS FARGO          WELLS FARGO          WELLS FARGO
                                                        ADVANTAGE VT          ADVANTAGE VT        ADVANTAGE VT
                                                            ASSET             TOTAL RETURN           EQUITY
                                    COMSTOCK           ALLOCATION FUND         BOND FUND           INCOME FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $3,269                 $7,699              $5,039               $2,125
                                    ---------            -----------            --------            ---------
EXPENSE:
 Administrative charges                    (8)                    --                  --                   --
 Mortality and expense risk
  charges                              (1,674)                (5,284)             (1,660)              (1,442)
                                    ---------            -----------            --------            ---------
  Total expenses                       (1,682)                (5,284)             (1,660)              (1,442)
                                    ---------            -----------            --------            ---------
  Net investment income
   (loss)                               1,587                  2,415               3,379                  683
                                    ---------            -----------            --------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (11,220)                  (281)               (961)                (112)
 Net realized gain on
  distributions                         8,028                 25,399                  --               16,520
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (58,518)              (138,493)             (2,090)             (65,693)
                                    ---------            -----------            --------            ---------
  Net gain (loss) on
   investments                        (61,710)              (113,375)             (3,051)             (49,285)
                                    ---------            -----------            --------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(60,123)             $(110,960)               $328             $(48,602)
                                    =========            ===========            ========            =========

                                    WELLS FARGO           WELLS FARGO          WELLS FARGO
                                   ADVANTAGE VT          ADVANTAGE VT         ADVANTAGE VT
                                   INTERNATIONAL         LARGE COMPANY          SMALL CAP
                                     CORE FUND            GROWTH FUND          GROWTH FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $3,301                 $418                 $ --
                                    -----------            ---------            ---------
EXPENSE:
 Administrative charges                      --                   --                   --
 Mortality and expense risk
  charges                                (2,762)              (2,194)                (694)
                                    -----------            ---------            ---------
  Total expenses                         (2,762)              (2,194)                (694)
                                    -----------            ---------            ---------
  Net investment income
   (loss)                                   539               (1,776)                (694)
                                    -----------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (890)                (294)                (865)
 Net realized gain on
  distributions                          34,449                   --               12,023
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (127,456)             (70,714)             (32,647)
                                    -----------            ---------            ---------
  Net gain (loss) on
   investments                          (93,897)             (71,008)             (21,489)
                                    -----------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(93,358)            $(72,784)            $(22,183)
                                    ===========            =========            =========

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     RIDGEWORTH            RIDGEWORTH           RIDGEWORTH           RIDGEWORTH
                                   VARIABLE TRUST        VARIABLE TRUST       VARIABLE TRUST       VARIABLE TRUST
                                  LARGE CAP GROWTH       LARGE CAP CORE        MID-CAP CORE        LARGE CAP VALUE
                                     STOCK FUND            EQUITY FUND          EQUITY FUND          EQUITY FUND
                                   SUB-ACCOUNT (K)       SUB-ACCOUNT (L)      SUB-ACCOUNT (M)      SUB-ACCOUNT (N)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $6,444              $16,793               $7,031              $22,370
                                    -------------          -----------          -----------          -----------
EXPENSE:
 Administrative charges                        --                   --                   --                   --
 Mortality and expense risk
  charges                                 (46,898)             (29,982)             (19,984)             (19,402)
                                    -------------          -----------          -----------          -----------
  Total expenses                          (46,898)             (29,982)             (19,984)             (19,402)
                                    -------------          -----------          -----------          -----------
  Net investment income (loss)            (40,454)             (13,189)             (12,953)               2,968
                                    -------------          -----------          -----------          -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (3,541)             (33,165)             (60,979)              99,616
 Net realized gain on
  distributions                           397,881              176,792              127,701              100,432
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,676,349)            (895,653)            (591,848)            (625,357)
                                    -------------          -----------          -----------          -----------
  Net gain (loss) on
   investments                         (1,282,009)            (752,026)            (525,126)            (425,309)
                                    -------------          -----------          -----------          -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(1,322,463)           $(765,215)           $(538,079)           $(422,341)
                                    =============          ===========          ===========          ===========

(k) Formerly STI Classic VT Large Cap Growth Stock Fund. Change effective May 1, 2008.

(l) Formerly STI Classic VT Large Cap Core Equity Fund. Change effective May 1, 2008.

(m) Formerly STI Classic VT Mid-Cap Core Equity Fund. Change effective May 1, 2008.

(n) Formerly STI Classic VT Large Cap Value Equity Fund. Change effective May 1, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                  AMERICAN CENTURY(R) VP        ALLIANCEBERNSTEIN
                                          CAPITAL                 INTERNATIONAL
                                     APPRECIATION FUND             VALUE FUND
                                        SUB-ACCOUNT                SUB-ACCOUNT
------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $(67,692)                   $(6,181)
 Net realized gain (loss) on
  security transactions                      (96,851)                  (243,468)
 Net realized gain on
  distributions                              439,111                    107,161
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (3,593,577)                (1,049,687)
                                       -------------              -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (3,319,009)                (1,192,175)
                                       -------------              -------------
UNIT TRANSACTIONS:
 Purchases                                   183,520                     88,549
 Net transfers                              (218,034)                  (710,522)
 Surrenders for benefit
  payments and fees                         (450,920)                  (162,545)
 Other Settlements                                --                         --
 Net annuity transactions                       (464)                        --
                                       -------------              -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         (485,898)                  (784,518)
                                       -------------              -------------
 Net increase (decrease) in
  net assets                              (3,804,907)                (1,976,693)
NET ASSETS:
 Beginning of year                         7,306,840                  2,800,980
                                       -------------              -------------
 End of year                              $3,501,933                   $824,287
                                       =============              =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      AIM V.I.            AIM V.I.            AIM V.I.           ALLIANCEBERNSTEIN VP
                                       CAPITAL              CORE                HIGH                  GROWTH AND
                                  APPRECIATION FUND      EQUITY FUND         YIELD FUND            INCOME PORTFOLIO
                                     SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(55,082)            $47,734            $176,160                  $12,973
 Net realized gain (loss) on
  security transactions                  (469,140)             79,402            (662,031)                (165,053)
 Net realized gain on
  distributions                                --                  --                  --                  548,440
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,754,443)         (2,906,811)           (220,038)              (1,955,538)
                                    -------------       -------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (2,278,665)         (2,779,675)           (705,909)              (1,559,178)
                                    -------------       -------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                  8,766              18,673                 706                    8,046
 Net transfers                           (216,976)           (848,146)           (435,815)                (105,593)
 Surrenders for benefit
  payments and fees                      (969,626)         (2,270,869)           (816,688)                (487,969)
 Other Settlements                             --                  --                  --                    2,207
 Net annuity transactions                    (403)                 --                  --                   (5,056)
                                    -------------       -------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,178,239)         (3,100,342)         (1,251,797)                (588,365)
                                    -------------       -------------       -------------            -------------
 Net increase (decrease) in
  net assets                           (3,456,904)         (5,880,017)         (1,957,706)              (2,147,543)
NET ASSETS:
 Beginning of year                      6,001,925          11,018,035           3,582,595                4,170,917
                                    -------------       -------------       -------------            -------------
 End of year                           $2,545,021          $5,138,018          $1,624,889               $2,023,374
                                    =============       =============       =============            =============

                                ALLIANCEBERNSTEIN VPS                                BB&T
                                     INTERMEDIATE           AMERICAN FUNDS         MID CAP
                                    BOND PORTFOLIO            GROWTH FUND         GROWTH VIF
                                  SUB-ACCOUNT (A)(B)          SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $246,845                   $(866)           $(202,744)
 Net realized gain (loss) on
  security transactions                  (211,284)                 (2,233)              62,757
 Net realized gain on
  distributions                                --                  31,385            2,799,207
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (78,703)               (189,561)         (12,230,356)
                                     ------------             -----------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (43,142)               (161,275)          (9,571,136)
                                     ------------             -----------       --------------
UNIT TRANSACTIONS:
 Purchases                                    246                  42,922               16,292
 Net transfers                            186,643                  35,255           (3,433,312)
 Surrenders for benefit
  payments and fees                      (374,509)                (27,936)          (1,582,744)
 Other Settlements                            493                      --                1,849
 Net annuity transactions                      --                      --               (2,386)
                                     ------------             -----------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (187,127)                 50,241           (5,000,301)
                                     ------------             -----------       --------------
 Net increase (decrease) in
  net assets                             (230,269)               (111,034)         (14,571,437)
NET ASSETS:
 Beginning of year                      2,353,627                 335,249           21,574,480
                                     ------------             -----------       --------------
 End of year                           $2,123,358                $224,215           $7,003,043
                                     ============             ===========       ==============

(a)  From inception April 25, 2008 to December 31, 2008.

(b) Effective April 25, 2008, AllianceBernstein VPS Global Bond Portfolio merged with AllianceBernstein Intermediate Bond Portfolio.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                         BB&T
                                    CAPITAL MANAGER           BB&T
                                      EQUITY VIF         LARGE CAP VIF
                                      SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(3,043)             $62,630
 Net realized gain (loss) on
  security transactions                   (353,530)          (2,616,642)
 Net realized gain on
  distributions                          1,683,153           10,439,284
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (4,757,218)         (31,056,711)
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (3,430,638)         (23,171,439)
                                     -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                  32,801              103,508
 Net transfers                          (1,208,891)         (13,568,561)
 Surrenders for benefit
  payments and fees                       (961,848)          (8,022,371)
 Other Settlements                           1,319               27,459
 Net annuity transactions                       --               (2,317)
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (2,136,619)         (21,462,282)
                                     -------------       --------------
 Net increase (decrease) in
  net assets                            (5,567,257)         (44,633,721)
NET ASSETS:
 Beginning of year                      10,008,627           74,005,834
                                     -------------       --------------
 End of year                            $4,441,370          $29,372,113
                                     =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   BB&T
                                  SPECIAL                   BB&T                                           COLUMBIA
                               OPPORTUNITIES            TOTAL RETURN           CALVERT SOCIAL          ASSET ALLOCATION
                                EQUITY VIF                BOND VIF           BALANCED PORTFOLIO             FUND VS
                                SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(130,108)               $109,261                  $27,985                 $140,703
 Net realized gain (loss) on
  security transactions             (256,116)                (13,061)                 (27,073)                (614,219)
 Net realized gain on
  distributions                      343,498                      --                   31,876                  850,856
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (3,992,814)                (23,653)                (867,887)              (2,606,728)
                               -------------            ------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (4,035,540)                 72,547                 (835,099)              (2,229,388)
                               -------------            ------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                           121,698                  52,114                  107,299                    2,432
 Net transfers                       723,174               1,641,940                  (79,938)                 (98,318)
 Surrenders for benefit
  payments and fees                 (751,597)               (211,970)                (288,891)              (2,152,019)
 Other Settlements                         6                      --                       --                       --
 Net annuity transactions                 --                      --                  (21,427)                      --
                               -------------            ------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   93,281               1,482,084                 (282,957)              (2,247,905)
                               -------------            ------------            -------------            -------------
 Net increase (decrease) in
  net assets                      (3,942,259)              1,554,631               (1,118,056)              (4,477,293)
NET ASSETS:
 Beginning of year                11,081,357               2,749,434                2,826,362                8,905,244
                               -------------            ------------            -------------            -------------
 End of year                      $7,139,098              $4,304,065               $1,708,306               $4,427,951
                               =============            ============            =============            =============

                                      COLUMBIA
                                    SMALL COMPANY               COLUMBIA               EVERGREEN VA
                                       GROWTH               LARGE CAP VALUE         DIVERSIFIED CAPITAL
                                       FUND VS                  FUND VS                BUILDER FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT (C)
-----------------------------  --------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(190,630)                 $189,185                 $(67,242)
 Net realized gain (loss) on
  security transactions                  (389,440)                 (843,712)                (253,817)
 Net realized gain on
  distributions                         1,484,590                 3,331,435                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (6,832,998)              (12,593,276)              (2,080,663)
                                    -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (5,928,478)               (9,916,368)              (2,401,722)
                                    -------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 32,361                    54,912                    8,613
 Net transfers                           (952,455)               (1,524,667)                (324,983)
 Surrenders for benefit
  payments and fees                    (1,546,789)               (3,594,059)              (1,165,052)
 Other Settlements                             --                        --                    1,305
 Net annuity transactions                      --                        --                  (14,078)
                                    -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (2,466,883)               (5,063,814)              (1,494,195)
                                    -------------            --------------            -------------
 Net increase (decrease) in
  net assets                           (8,395,361)              (14,980,182)              (3,895,917)
NET ASSETS:
 Beginning of year                     15,994,870                29,174,111                6,242,308
                                    -------------            --------------            -------------
 End of year                           $7,599,509               $14,193,929               $2,346,391
                                    =============            ==============            =============

(c)  Formerly Evergreen VA Balanced Fund. Change effective May 30, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                          EVERGREEN VA
                                     EVERGREEN VA        INTERNATIONAL
                                      GROWTH FUND         EQUITY FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(85,506)           $(313,322)
 Net realized gain (loss) on
  security transactions                   (204,443)             (99,661)
 Net realized gain on
  distributions                                 --              618,026
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,977,576)         (11,253,284)
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (3,267,525)         (11,048,241)
                                     -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                  30,448              308,447
 Net transfers                            (573,484)          (2,320,096)
 Surrenders for benefit
  payments and fees                     (1,159,170)          (2,966,318)
 Other Settlements                           4,673               11,851
 Net annuity transactions                    5,852              (14,496)
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,691,681)          (4,980,612)
                                     -------------       --------------
 Net increase (decrease) in
  net assets                            (4,959,206)         (16,028,853)
NET ASSETS:
 Beginning of year                       9,082,413           29,404,259
                                     -------------       --------------
 End of year                            $4,123,207          $13,375,406
                                     =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         EVERGREEN VA            EVERGREEN VA            EVERGREEN VA
                                    EVERGREEN VA           SPECIAL                   HIGH                 FUNDAMENTAL
                                     OMEGA FUND          VALUES FUND              INCOME FUND           LARGE CAP FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(75,099)            $(89,964)                $7,822                  $(6,873)
 Net realized gain (loss) on
  security transactions                  (248,954)          (1,455,226)                (6,795)                 248,699
 Net realized gain on
  distributions                                --                   --                     --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,327,376)          (4,232,099)               (31,168)              (3,873,052)
                                    -------------       --------------            -----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (1,651,429)          (5,777,289)               (30,141)              (3,631,226)
                                    -------------       --------------            -----------            -------------
UNIT TRANSACTIONS:
 Purchases                                 20,715              198,116                     --                    3,464
 Net transfers                           (860,778)          (2,548,613)               (13,588)                (916,471)
 Surrenders for benefit
  payments and fees                      (925,764)          (2,141,911)               (81,583)              (2,075,335)
 Other Settlements                          4,978                2,666                      7                    8,552
 Net annuity transactions                  12,511                   --                     --                  (20,955)
                                    -------------       --------------            -----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,748,338)          (4,489,742)               (95,164)              (3,000,745)
                                    -------------       --------------            -----------            -------------
 Net increase (decrease) in
  net assets                           (3,399,767)         (10,267,031)              (125,305)              (6,631,971)
NET ASSETS:
 Beginning of year                      6,987,745           21,209,081                197,692               12,813,765
                                    -------------       --------------            -----------            -------------
 End of year                           $3,587,978          $10,942,050                $72,387               $6,181,794
                                    =============       ==============            ===========            =============


                                   FIDELITY(R) VIP      FIDELITY(R) VIP       FIDELITY(R) VIP
                                 ASSET MANAGER (TM)         GROWTH             CONTRAFUND(R)
                                     SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $47,795             $(51,107)             $(54,304)
 Net realized gain (loss) on
  security transactions                   (67,015)             (25,606)             (564,501)
 Net realized gain on
  distributions                           374,493                   --               583,608
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,520,321)          (6,863,882)          (10,359,565)
                                    -------------        -------------        --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (1,165,048)          (6,940,595)          (10,394,762)
                                    -------------        -------------        --------------
UNIT TRANSACTIONS:
 Purchases                                158,191              436,666               709,432
 Net transfers                            245,919             (425,541)             (444,610)
 Surrenders for benefit
  payments and fees                      (589,945)          (1,215,263)           (2,172,636)
 Other Settlements                             --                   --                    --
 Net annuity transactions                      --                 (403)                  (46)
                                    -------------        -------------        --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (185,835)          (1,204,541)           (1,907,860)
                                    -------------        -------------        --------------
 Net increase (decrease) in
  net assets                           (1,350,883)          (8,145,136)          (12,302,622)
NET ASSETS:
 Beginning of year                      3,918,999           15,347,117            25,287,487
                                    -------------        -------------        --------------
 End of year                           $2,568,116           $7,201,981           $12,984,865
                                    =============        =============        ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                             FRANKLIN
                                   FIDELITY(R) VIP            INCOME
                                      OVERSEAS           SECURITIES FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $64,310               $47,326
 Net realized gain (loss) on
  security transactions                  (168,701)              (16,679)
 Net realized gain on
  distributions                           639,924                25,709
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (3,392,781)             (459,093)
                                    -------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (2,857,248)             (402,737)
                                    -------------          ------------
UNIT TRANSACTIONS:
 Purchases                                178,373                41,738
 Net transfers                           (323,811)               41,396
 Surrenders for benefit
  payments and fees                      (443,334)              (80,728)
 Other Settlements                             --                    --
 Net annuity transactions                      --                    --
                                    -------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (588,772)                2,406
                                    -------------          ------------
 Net increase (decrease) in
  net assets                           (3,446,020)             (400,331)
NET ASSETS:
 Beginning of year                      6,668,211             1,302,740
                                    -------------          ------------
 End of year                           $3,222,191              $902,409
                                    =============          ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                            HARTFORD            HARTFORD              HARTFORD
                                   HARTFORD                 LARGECAP             TOTAL                 CAPITAL
                                   ADVISERS                  GROWTH           RETURN BOND           APPRECIATION
                                   HLS FUND                 HLS FUND            HLS FUND              HLS FUND
                                  SUB-ACCOUNT           SUB-ACCOUNT (D)       SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $28,945,938               $14,737           $42,835,798             $7,432,133
 Net realized gain (loss) on
  security transactions              (54,304,518)              (80,922)          (14,869,298)          (120,600,254)
 Net realized gain on
  distributions                       12,579,335                32,860                    --            306,473,285
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (739,359,870)             (228,557)         (115,438,083)        (1,907,040,423)
                               -----------------          ------------      ----------------      -----------------
 Net increase (decrease) in
  net assets resulting from
  operations                        (752,139,115)             (261,882)          (87,471,583)        (1,713,735,259)
                               -----------------          ------------      ----------------      -----------------
UNIT TRANSACTIONS:
 Purchases                            10,545,099                92,555             6,091,741             14,272,143
 Net transfers                      (152,114,775)            2,508,971           (28,488,238)          (167,380,057)
 Surrenders for benefit
  payments and fees                 (337,211,801)              (37,906)         (153,053,375)          (413,110,576)
 Other Settlements                     1,568,872                    --               442,918              1,815,065
 Net annuity transactions              1,128,941                    --                41,706               (592,861)
                               -----------------          ------------      ----------------      -----------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (476,083,664)            2,563,620          (174,965,248)          (564,996,286)
                               -----------------          ------------      ----------------      -----------------
 Net increase (decrease) in
  net assets                      (1,228,222,779)            2,301,738          (262,436,831)        (2,278,731,545)
NET ASSETS:
 Beginning of year                 2,606,901,968                    --         1,040,911,196          4,080,921,550
                               -----------------          ------------      ----------------      -----------------
 End of year                      $1,378,679,189            $2,301,738          $778,474,365         $1,802,190,005
                               =================          ============      ================      =================

                                   HARTFORD             HARTFORD            HARTFORD
                                   DIVIDEND           FUNDAMENTAL            GLOBAL
                                  AND GROWTH             GROWTH             ADVISERS
                                   HLS FUND             HLS FUND            HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $8,232,579           $(285,988)         $2,208,948
 Net realized gain (loss) on
  security transactions             (17,019,528)         (2,164,717)         (2,267,813)
 Net realized gain on
  distributions                      30,137,555           2,689,902           1,462,563
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (564,459,994)        (11,843,601)        (32,970,448)
                               ----------------      --------------      --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (543,109,388)        (11,604,404)        (31,566,750)
                               ----------------      --------------      --------------
UNIT TRANSACTIONS:
 Purchases                            9,237,122              87,234             437,842
 Net transfers                      (93,348,414)          5,543,232            (964,079)
 Surrenders for benefit
  payments and fees                (200,533,691)         (4,111,868)        (11,497,328)
 Other Settlements                      769,044              12,074              80,377
 Net annuity transactions                32,228                  --              78,827
                               ----------------      --------------      --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (283,843,711)          1,530,672         (11,864,361)
                               ----------------      --------------      --------------
 Net increase (decrease) in
  net assets                       (826,953,099)        (10,073,732)        (43,431,111)
NET ASSETS:
 Beginning of year                1,796,064,308          23,886,632          99,102,231
                               ----------------      --------------      --------------
 End of year                       $969,111,209         $13,812,900         $55,671,120
                               ================      ==============      ==============

(d) From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                         HARTFORD              HARTFORD
                                      GLOBAL EQUITY         GLOBAL HEALTH
                                         HLS FUND              HLS FUND
                                 SUB-ACCOUNT (D)(E)(F)(G)    SUB-ACCOUNT
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $283,390             $(787,403)
 Net realized gain (loss) on
  security transactions                   (9,146,054)           (1,702,786)
 Net realized gain on
  distributions                            1,972,541             3,557,628
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (9,850,961)          (23,195,512)
                                      --------------        --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (16,741,084)          (22,128,073)
                                      --------------        --------------
UNIT TRANSACTIONS:
 Purchases                                    36,334                73,939
 Net transfers                            (3,283,295)           (9,311,342)
 Surrenders for benefit
  payments and fees                       (4,927,963)          (12,226,847)
 Other Settlements                            43,376                48,556
 Net annuity transactions                      7,969                 8,037
                                      --------------        --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (8,123,579)          (21,407,657)
                                      --------------        --------------
 Net increase (decrease) in
  net assets                             (24,864,663)          (43,535,730)
NET ASSETS:
 Beginning of year                        43,563,147            96,379,716
                                      --------------        --------------
 End of year                             $18,698,484           $52,843,986
                                      ==============        ==============

(d) From inception May 1, 2008 to December 31, 2008.

(e) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(f) Effective August 22, 2008, Hartford Global Financial Services HLS Fund merged with Hartford Global Equity HLS Fund.

(g) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                    HARTFORD                             HARTFORD
                                 HARTFORD          DISCIPLINED         HARTFORD           GROWTH
                               GLOBAL GROWTH         EQUITY             GROWTH         OPPORTUNITIES
                                 HLS FUND           HLS FUND           HLS FUND          HLS FUND
                                SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)    $(1,733,098)         $(940,651)      $(1,213,818)       $(2,097,525)
 Net realized gain (loss) on
  security transactions           (5,788,415)        (3,409,085)       (2,565,802)       (11,157,140)
 Net realized gain on
  distributions                    7,927,504         19,253,256         3,228,218          7,383,485
 Net unrealized appreciation
  (depreciation) of
  investments during the year   (135,989,358)      (104,691,113)      (47,073,818)       (96,697,486)
                               -------------      -------------      ------------      -------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (135,583,367)       (89,787,593)      (47,625,220)      (102,568,666)
                               -------------      -------------      ------------      -------------
UNIT TRANSACTIONS:
 Purchases                         1,472,181          1,804,504           690,636          1,517,223
 Net transfers                    (9,473,826)        (8,943,362)       (4,465,683)       (13,472,371)
 Surrenders for benefit
  payments and fees              (28,358,874)       (25,414,021)      (11,596,196)       (20,382,632)
 Other Settlements                   179,365            109,103            32,562             56,224
 Net annuity transactions             23,226            115,324           (19,283)            (5,598)
                               -------------      -------------      ------------      -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions              (36,157,928)       (32,328,452)      (15,357,964)       (32,287,154)
                               -------------      -------------      ------------      -------------
 Net increase (decrease) in
  net assets                    (171,741,295)      (122,116,045)      (62,983,184)      (134,855,820)
NET ASSETS:
 Beginning of year               281,859,636        252,931,501       120,692,405        240,400,726
                               -------------      -------------      ------------      -------------
 End of year                    $110,118,341       $130,815,456       $57,709,221       $105,544,906
                               =============      =============      ============      =============

                                                                       HARTFORD
                                 HARTFORD           HARTFORD         INTERNATIONAL
                                HIGH YIELD            INDEX             GROWTH
                                 HLS FUND           HLS FUND           HLS FUND
                                SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  -------------------------------------------------------
OPERATIONS:
 Net investment income (loss)    $10,881,919         $1,893,473        $(1,131,494)
 Net realized gain (loss) on
  security transactions           (6,396,331)         2,420,781        (14,665,911)
 Net realized gain on
  distributions                           --          7,132,749         10,013,053
 Net unrealized appreciation
  (depreciation) of
  investments during the year    (44,608,047)      (148,271,094)      (137,543,863)
                               -------------      -------------      -------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (40,122,459)      (136,824,091)      (143,328,215)
                               -------------      -------------      -------------
UNIT TRANSACTIONS:
 Purchases                           635,937          2,399,007          2,235,310
 Net transfers                   (14,343,607)       (26,129,427)       (14,544,740)
 Surrenders for benefit
  payments and fees              (23,654,136)       (46,382,606)       (22,320,116)
 Other Settlements                   133,157            365,108             64,246
 Net annuity transactions            (11,321)          (173,378)            (8,634)
                               -------------      -------------      -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions              (37,239,970)       (69,921,296)       (34,573,934)
                               -------------      -------------      -------------
 Net increase (decrease) in
  net assets                     (77,362,429)      (206,745,387)      (177,902,149)
NET ASSETS:
 Beginning of year               179,382,922        406,491,435        272,692,340
                               -------------      -------------      -------------
 End of year                    $102,020,493       $199,746,048        $94,790,191
                               =============      =============      =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       HARTFORD            HARTFORD
                                    INTERNATIONAL        INTERNATIONAL
                                    SMALL COMPANY        OPPORTUNITIES
                                       HLS FUND            HLS FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(283,354)          $2,665,337
 Net realized gain (loss) on
  security transactions                 (8,724,455)         (18,590,095)
 Net realized gain on
  distributions                          2,242,859           18,087,285
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (30,933,195)        (227,432,535)
                                    --------------      ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (37,698,145)        (225,270,008)
                                    --------------      ---------------
UNIT TRANSACTIONS:
 Purchases                                 644,818            3,178,476
 Net transfers                         (18,354,591)         (25,280,219)
 Surrenders for benefit
  payments and fees                     (9,414,844)         (54,617,771)
 Other Settlements                          38,743            1,273,386
 Net annuity transactions                   18,888             (102,586)
                                    --------------      ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (27,066,986)         (75,548,714)
                                    --------------      ---------------
 Net increase (decrease) in
  net assets                           (64,765,131)        (300,818,722)
NET ASSETS:
 Beginning of year                     103,281,199          567,354,798
                                    --------------      ---------------
 End of year                           $38,516,068         $266,536,076
                                    ==============      ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD
                                      MIDCAP             HARTFORD            HARTFORD           HARTFORD
                                      GROWTH              MID CAP          MIDCAP VALUE       MONEY MARKET
                                     HLS FUND            HLS FUND            HLS FUND           HLS FUND
                                  SUB-ACCOUNT (D)       SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(4,718)         $(2,419,546)      $(1,775,214)          $2,674,392
 Net realized gain (loss) on
  security transactions                 (233,852)          (6,081,860)       (7,599,404)                  --
 Net realized gain on
  distributions                           14,711           14,409,744        45,180,175                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (1,527,568)        (127,489,174)     (140,391,786)                  --
                                   -------------      ---------------      ------------      ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                          (1,751,427)        (121,580,836)     (104,586,229)           2,674,392
                                   -------------      ---------------      ------------      ---------------
UNIT TRANSACTIONS:
 Purchases                               175,433              585,778           168,859            4,986,745
 Net transfers                         5,735,044          (26,521,291)      (25,740,617)         517,905,985
 Surrenders for benefit
  payments and fees                     (176,502)         (58,536,661)      (24,633,619)        (303,386,315)
 Other Settlements                            51              357,037            87,354              663,462
 Net annuity transactions                     --              (70,552)          (13,753)             248,660
                                   -------------      ---------------      ------------      ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    5,734,026          (84,185,689)      (50,131,776)         220,418,537
                                   -------------      ---------------      ------------      ---------------
 Net increase (decrease) in
  net assets                           3,982,599         (205,766,525)     (154,718,005)         223,092,929
NET ASSETS:
 Beginning of year                            --          395,417,372       284,952,576          395,926,487
                                   -------------      ---------------      ------------      ---------------
 End of year                          $3,982,599         $189,650,847      $130,234,571         $619,019,416
                                   =============      ===============      ============      ===============


                                     HARTFORD           HARTFORD                 HARTFORD
                                  SMALLCAP VALUE      SMALL COMPANY          SMALLCAP GROWTH
                                     HLS FUND           HLS FUND                 HLS FUND
                                 SUB-ACCOUNT (D)       SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $28,820          $(2,606,813)            $(1,431,614)
 Net realized gain (loss) on
  security transactions                (265,342)            (279,008)             (4,653,780)
 Net realized gain on
  distributions                           1,798              705,848                 947,539
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (522,833)         (97,420,468)            (50,046,553)
                                   ------------      ---------------          --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (757,557)         (99,600,441)            (55,184,408)
                                   ------------      ---------------          --------------
UNIT TRANSACTIONS:
 Purchases                               34,934              769,183                 958,828
 Net transfers                        3,485,035          (19,282,053)             (6,901,591)
 Surrenders for benefit
  payments and fees                    (117,019)         (31,528,888)            (13,761,480)
 Other Settlements                           --              484,176                  47,387
 Net annuity transactions                    --               13,950                 (11,605)
                                   ------------      ---------------          --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   3,402,950          (49,543,632)            (19,668,461)
                                   ------------      ---------------          --------------
 Net increase (decrease) in
  net assets                          2,645,393         (149,144,073)            (74,852,869)
NET ASSETS:
 Beginning of year                           --          273,513,860             155,675,064
                                   ------------      ---------------          --------------
 End of year                         $2,645,393         $124,369,787             $80,822,195
                                   ============      ===============          ==============

(d) From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                               HARTFORD
                                    HARTFORD               U.S. GOVERNMENT
                                     STOCK                    SECURITIES
                                    HLS FUND                   HLS FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT (H)
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $5,876,811               $24,495,093
 Net realized gain (loss) on
  security transactions              (25,106,617)              (18,886,223)
 Net realized gain on
  distributions                        6,619,163                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (558,759,216)              (18,543,092)
                                ----------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        (571,369,859)              (12,934,222)
                                ----------------            --------------
UNIT TRANSACTIONS:
 Purchases                             6,916,855                 2,475,746
 Net transfers                       (66,327,465)               31,084,401
 Surrenders for benefit
  payments and fees                 (161,145,423)              (68,788,484)
 Other Settlements                     1,443,106                   202,871
 Net annuity transactions               (980,071)                  232,921
                                ----------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (220,092,998)              (34,792,545)
                                ----------------            --------------
 Net increase (decrease) in
  net assets                        (791,462,857)              (47,726,767)
NET ASSETS:
 Beginning of year                 1,447,930,285               407,099,984
                                ----------------            --------------
 End of year                        $656,467,428              $359,373,217
                                ================            ==============

(h) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                    HARTFORD             HARTFORD
                               HARTFORD              VALUE                EQUITY                HUNTINGTON VA
                                VALUE            OPPORTUNITIES            INCOME                    INCOME
                               HLS FUND             HLS FUND             HLS FUND                EQUITY FUND
                             SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                          $100,015             $241,738           $1,043,834                  $727,968
 Net realized gain (loss)
  on security transactions      (1,607,723)          (8,777,114)          (2,601,552)                 (157,088)
 Net realized gain on
  distributions                  6,197,960              546,529            4,692,751                 1,289,682
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                         (42,663,108)         (33,060,428)         (28,550,510)              (10,278,960)
                            --------------       --------------       --------------            --------------
 Net increase (decrease)
  in net assets resulting
  from operations              (37,972,856)         (41,049,275)         (25,415,477)               (8,418,398)
                            --------------       --------------       --------------            --------------
UNIT TRANSACTIONS:
 Purchases                         656,312              804,341              571,037                    94,574
 Net transfers                 (17,769,035)         (13,028,295)         (14,097,354)               (1,906,001)
 Surrenders for benefit
  payments and fees            (13,075,738)         (11,329,092)         (10,882,242)               (2,713,922)
 Other Settlements                  38,528               35,868               26,383                     5,057
 Net annuity transactions          (16,532)             (26,952)             (17,952)                       --
                            --------------       --------------       --------------            --------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions       (30,166,465)         (23,544,130)         (24,400,128)               (4,520,292)
                            --------------       --------------       --------------            --------------
 Net increase (decrease)
  in net assets                (68,139,321)         (64,593,405)         (49,815,605)              (12,938,690)
NET ASSETS:
 Beginning of year             127,817,989          113,398,932          101,381,496                24,450,240
                            --------------       --------------       --------------            --------------
 End of year                   $59,678,668          $48,805,527          $51,565,891               $11,511,550
                            ==============       ==============       ==============            ==============


                                 HUNTINGTON VA                                      HUNTINGTON VA
                                    DIVIDEND               HUNTINGTON VA              MID CORP
                                  CAPTURE FUND              GROWTH FUND             AMERICA FUND
                                  SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
--------------------------  --------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $1,863,320                 $(52,566)                $(50,532)
 Net realized gain (loss)
  on security transactions             (875,044)                 123,268                  637,095
 Net realized gain on
  distributions                       1,203,155                1,009,923                  622,925
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (8,935,860)              (6,072,036)              (6,872,691)
                                 --------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                    (6,744,429)              (4,991,411)              (5,663,203)
                                 --------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              135,610                   86,530                  141,563
 Net transfers                       (2,592,240)                (867,402)              (1,244,050)
 Surrenders for benefit
  payments and fees                  (2,833,820)              (1,483,038)              (1,776,466)
 Other Settlements                        1,738                    1,299                    1,837
 Net annuity transactions                    --                       --                       --
                                 --------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions             (5,288,712)              (2,262,611)              (2,877,116)
                                 --------------            -------------            -------------
 Net increase (decrease)
  in net assets                     (12,033,141)              (7,254,022)              (8,540,319)
NET ASSETS:
 Beginning of year                   26,604,312               14,395,954               16,448,756
                                 --------------            -------------            -------------
 End of year                        $14,571,171               $7,141,932               $7,908,437
                                 ==============            =============            =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    HUNTINGTON VA            HUNTINGTON VA
                                         NEW                   ROTATING
                                     ECONOMY FUND            MARKETS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(34,802)                 $37,105
 Net realized gain (loss) on
  security transactions                  (101,667)                  (5,127)
 Net realized gain on
  distributions                           640,999                  346,643
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (3,655,304)              (2,575,346)
                                     ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (3,150,774)              (2,196,725)
                                     ------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 60,677                   55,250
 Net transfers                           (330,225)                (486,072)
 Surrenders for benefit
  payments and fees                      (586,460)                (478,779)
 Other Settlements                            277                      326
 Net annuity transactions                      --                       --
                                     ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (855,731)                (909,275)
                                     ------------            -------------
 Net increase (decrease) in
  net assets                           (4,006,505)              (3,106,000)
NET ASSETS:
 Beginning of year                      6,543,798                5,649,254
                                     ------------            -------------
 End of year                           $2,537,293               $2,543,254
                                     ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 HUNTINGTON VA                                    HUNTINGTON VA
                                 INTERNATIONAL            HUNTINGTON VA              MORTGAGE              HUNTINGTON VA
                                  EQUITY FUND            MACRO 100 FUND          SECURITIES FUND            SITUS FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT (I)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                               $32,130                  $(1,450)                $77,408                 $(38,557)
 Net realized gain (loss)
  on security transactions            (141,033)                (202,431)                   (886)                 (98,014)
 Net realized gain on
  distributions                         62,071                       --                   1,907                   49,086
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (1,249,674)                (609,882)                (76,065)              (1,332,185)
                                 -------------            -------------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                   (1,296,506)                (813,763)                  2,364               (1,419,670)
                                 -------------            -------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                             144,603                    9,967                   1,364                   47,014
 Net transfers                         278,366                 (477,145)                174,071                   84,858
 Surrenders for benefit
  payments and fees                   (322,166)                (238,202)                (97,247)                (265,954)
 Other Settlements                         104                       86                      13                      139
 Net annuity transactions                   --                       --                      --                       --
                                 -------------            -------------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions               100,907                 (705,294)                 78,201                 (133,943)
                                 -------------            -------------            ------------            -------------
 Net increase (decrease)
  in net assets                     (1,195,599)              (1,519,057)                 80,565               (1,553,613)
NET ASSETS:
 Beginning of year                   2,951,872                2,751,074               1,117,145                3,438,049
                                 -------------            -------------            ------------            -------------
 End of year                        $1,756,273               $1,232,017              $1,197,710               $1,884,436
                                 =============            =============            ============            =============

                                                                              VAN KAMPEN
                                  BLACKROCK             BLACKROCK              UIF U.S.
                                   GLOBAL               LARGE CAP             REAL ESTATE
                              GROWTH V.I. FUND       GROWTH V.I. FUND          PORTFOLIO
                                 SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(1,645)              $(1,269)                $6,569
 Net realized gain (loss)
  on security transactions            (8,468)                  505                (34,253)
 Net realized gain on
  distributions                           --                    --                165,454
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (63,728)              (58,893)              (332,094)
                                 -----------            ----------            -----------
 Net increase (decrease)
  in net assets resulting
  from operations                    (73,841)              (59,657)              (194,324)
                                 -----------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                --                    --                 18,894
 Net transfers                        11,849                23,701                (23,971)
 Surrenders for benefit
  payments and fees                  (54,219)                 (159)               (36,109)
 Other Settlements                        13                    46                     --
 Net annuity transactions                 --                    --                     --
                                 -----------            ----------            -----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions             (42,357)               23,588                (41,186)
                                 -----------            ----------            -----------
 Net increase (decrease)
  in net assets                     (116,198)              (36,069)              (235,510)
NET ASSETS:
 Beginning of year                   169,630               124,036                509,875
                                 -----------            ----------            -----------
 End of year                         $53,432               $87,967               $274,365
                                 ===========            ==========            ===========

(i) Formerly Huntington VA Situs Small Cap Fund. Change effective January 24, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------


                                    EQUITY AND             MID CAP
                                      INCOME               GROWTH
                                    SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $4,400              $(1,985)
 Net realized gain (loss) on
  security transactions                 (2,793)              (9,504)
 Net realized gain on
  distributions                         13,190               87,129
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (121,917)            (281,189)
                                     ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                          (107,120)            (205,549)
                                     ---------            ---------
UNIT TRANSACTIONS:
 Purchases                              18,864                9,053
 Net transfers                          34,116               25,103
 Surrenders for benefit
  payments and fees                    (88,071)             (43,187)
 Other Settlements                          --                   --
 Net annuity transactions                   --                   --
                                     ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (35,091)              (9,031)
                                     ---------            ---------
 Net increase (decrease) in
  net assets                          (142,211)            (214,580)
NET ASSETS:
 Beginning of year                     524,454              457,234
                                     ---------            ---------
 End of year                          $382,243             $242,654
                                     =========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                              MTB MANAGED           MTB MANAGED
                                                                              ALLOCATION             ALLOCATION
                                  MTB LARGE CAP        MTB LARGE CAP       FUND -- MODERATE      FUND -- AGGRESSIVE
                                 GROWTH FUND II        VALUE FUND II           GROWTH II             GROWTH II
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(7,790)             $(2,359)               $(4,088)               $(47)
 Net realized gain (loss) on
  security transactions                (1,767)              (4,621)               (32,694)                (16)
 Net realized gain on
  distributions                            --                   --                214,328               1,019
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (305,947)            (347,910)            (1,463,254)             (5,395)
                                    ---------            ---------            -----------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                         (315,504)            (354,890)            (1,285,708)             (4,439)
                                    ---------            ---------            -----------             -------
UNIT TRANSACTIONS:
 Purchases                              9,659                7,104                 28,920                  --
 Net transfers                         15,910               (1,238)                10,568                  --
 Surrenders for benefit
  payments and fees                   (18,576)             (28,439)              (165,445)                 --
 Other Settlements                         --                   --                     --                  --
 Net annuity transactions                  --                   --                     --                  --
                                    ---------            ---------            -----------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     6,993              (22,573)              (125,957)                 --
                                    ---------            ---------            -----------             -------
 Net increase (decrease) in
  net assets                         (308,511)            (377,463)            (1,411,665)             (4,439)
NET ASSETS:
 Beginning of year                    794,563              899,560              4,324,657              10,747
                                    ---------            ---------            -----------             -------
 End of year                         $486,052             $522,097             $2,912,992              $6,308
                                    =========            =========            ===========             =======

                                   MTB MANAGED          COLUMBIA MARSICO
                                    ALLOCATION           INTERNATIONAL        COLUMBIA
                               FUND -- CONSERVATIVE      OPPORTUNITIES       HIGH YIELD
                                    GROWTH II               FUND VS            FUND VS
                                 SUB-ACCOUNT (J)          SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $13                  $(81,106)       $1,533,375
 Net realized gain (loss) on
  security transactions                   (1)                1,268,081            70,788
 Net realized gain on
  distributions                           55                 6,183,388                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (414)              (27,698,874)       (6,254,967)
                                     -------              ------------       -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (347)              (20,328,511)       (4,650,804)
                                     -------              ------------       -----------
UNIT TRANSACTIONS:
 Purchases                                --                    68,428            23,147
 Net transfers                         2,245                (1,995,021)       (1,394,269)
 Surrenders for benefit
  payments and fees                       (2)               (5,691,200)       (3,160,563)
 Other Settlements                        --                        --                --
 Net annuity transactions                 --                      (887)             (590)
                                     -------              ------------       -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,243                (7,618,680)       (4,532,275)
                                     -------              ------------       -----------
 Net increase (decrease) in
  net assets                           1,896               (27,947,191)       (9,183,079)
NET ASSETS:
 Beginning of year                        --                46,531,599        21,110,002
                                     -------              ------------       -----------
 End of year                          $1,896               $18,584,408       $11,926,923
                                     =======              ============       ===========

(j)  Funded as of July 14, 2008.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    COLUMBIA MARSICO          COLUMBIA MARSICO
                                    FOCUSED EQUITIES               GROWTH
                                        FUND VS                   FUND VS
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(680,438)                $(403,970)
 Net realized gain (loss) on
  security transactions                   1,220,491                 2,026,604
 Net realized gain on
  distributions                           8,828,262                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (36,978,858)              (19,681,104)
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (27,610,543)              (18,058,470)
                                     --------------            --------------
UNIT TRANSACTIONS:
 Pusrchases                                  96,676                    66,028
 Net transfers                           (3,653,108)               (1,807,793)
 Surrenders for benefit
  payments and fees                      (9,385,459)               (6,338,308)
 Other Settlements                               --                        --
 Net annuity transactions                    59,037                    49,902
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (12,882,854)               (8,030,171)
                                     --------------            --------------
 Net increase (decrease) in
  net assets                            (40,493,397)              (26,088,641)
NET ASSETS:
 Beginning of year                       73,656,669                49,928,033
                                     --------------            --------------
 End of year                            $33,163,272               $23,839,392
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                               COLUMBIA MARSICO          COLUMBIA MARSICO           OPPENHEIMER             PUTNAM VT
                                 21ST CENTURY             MIDCAP GROWTH               GLOBAL                SMALL CAP
                                    FUND VS                  FUND VS              SECURITIES FUND             VALUE
                                  SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(151,118)                $(291,441)                  $(17)                  $650
 Net realized gain (loss)
  on security transactions               1,560                  (208,442)               (12,164)               (17,841)
 Net realized gain on
  distributions                        211,053                 2,532,285                 41,788                 57,664
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (5,895,777)              (11,536,118)              (353,163)              (141,256)
                                 -------------            --------------            -----------            -----------
 Net increase (decrease)
  in net assets resulting
  from operations                   (5,834,282)               (9,503,716)              (323,556)              (100,783)
                                 -------------            --------------            -----------            -----------
UNIT TRANSACTIONS:
 Pusrchases                             33,315                    40,179                 42,368                 22,051
 Net transfers                        (985,081)                 (676,340)                 9,583                (32,108)
 Surrenders for benefit
  payments and fees                 (1,978,075)               (2,417,593)               (76,282)               (55,161)
 Other Settlements                          --                        --                     --                     --
 Net annuity transactions                   --                        --                     --                     --
                                 -------------            --------------            -----------            -----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (2,929,841)               (3,053,754)               (24,331)               (65,218)
                                 -------------            --------------            -----------            -----------
 Net increase (decrease)
  in net assets                     (8,764,123)              (12,557,470)              (347,887)              (166,001)
NET ASSETS:
 Beginning of year                  14,942,307                23,587,639                835,135                319,847
                                 -------------            --------------            -----------            -----------
 End of year                        $6,178,184               $11,030,169               $487,248               $153,846
                                 =============            ==============            ===========            ===========

                                                                            PIONEER VCT OAK
                                                      PIONEER               RIDGE LARGE CAP
                                  PIMCO VIT           FUND VCT                  GROWTH
                                 REAL RETURN         PORTFOLIO                 PORTFOLIO
                                 SUB-ACCOUNT        SUB-ACCOUNT               SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $23,769             $(48,318)               $(115,531)
 Net realized gain (loss)
  on security transactions           (40,778)          (3,404,742)                (271,646)
 Net realized gain on
  distributions                        1,533            2,154,200                  431,936
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (116,586)         (19,368,497)              (4,156,468)
                                 -----------       --------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                   (132,062)         (20,667,357)              (4,111,709)
                                 -----------       --------------            -------------
UNIT TRANSACTIONS:
 Pusrchases                           33,108              164,163                   34,715
 Net transfers                       527,527           (8,171,580)                (807,239)
 Surrenders for benefit
  payments and fees                 (136,632)         (14,984,702)              (1,788,530)
 Other Settlements                        --               16,413                      680
 Net annuity transactions                 --                6,009                       --
                                 -----------       --------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions             424,003          (22,969,697)              (2,560,374)
                                 -----------       --------------            -------------
 Net increase (decrease)
  in net assets                      291,941          (43,637,054)              (6,672,083)
NET ASSETS:
 Beginning of year                   703,039           75,042,471               12,194,338
                                 -----------       --------------            -------------
 End of year                        $994,980          $31,405,417               $5,522,255
                                 ===========       ==============            =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       PIONEER
                                       MID CAP            JENNISON 20/20
                                      VALUE VCT                FOCUS
                                      PORTFOLIO              PORTFOLIO
                                     SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(790)               $(8,932)
 Net realized gain (loss) on
  security transactions                  (13,741)                   262
 Net realized gain on
  distributions                           13,984                 38,304
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (74,478)              (309,812)
                                     -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (75,025)              (280,178)
                                     -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                17,751                     15
 Net transfers                            (4,476)                60,954
 Surrenders for benefit
  payments and fees                      (49,893)              (155,059)
 Other Settlements                            --                    216
 Net annuity transactions                     --                     --
                                     -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (36,618)               (93,874)
                                     -----------            -----------
 Net increase (decrease) in
  net assets                            (111,643)              (374,052)
NET ASSETS:
 Beginning of year                       260,680                767,381
                                     -----------            -----------
 End of year                            $149,037               $393,329
                                     ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                   PRUDENTIAL
                                                            PRUDENTIAL               SERIES                  ROYCE
                                      JENNISON                 VALUE              INTERNATIONAL            SMALL-CAP
                                     PORTFOLIO               PORTFOLIO               GROWTH                PORTFOLIO
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(14,693)                 $(942)                 $(613)               $(5,769)
 Net realized gain (loss) on
  security transactions                  (15,410)                  (759)               (40,374)                (7,089)
 Net realized gain on
  distributions                               --                171,408                 72,886                 83,337
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (441,611)              (573,166)              (240,160)              (384,938)
                                    ------------            -----------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (471,714)              (403,459)              (208,261)              (314,459)
                                    ------------            -----------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                 1,853                    632                  2,400                 42,353
 Net transfers                            (4,618)                (6,387)                48,669                193,433
 Surrenders for benefit
  payments and fees                     (252,055)               (68,080)               (62,538)               (77,912)
 Other Settlements                         1,496                    251                     21                     --
 Net annuity transactions                   (951)                    --                     --                     --
                                    ------------            -----------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (254,275)               (73,584)               (11,448)               157,874
                                    ------------            -----------            -----------            -----------
 Net increase (decrease) in
  net assets                            (725,989)              (477,043)              (219,709)              (156,585)
NET ASSETS:
 Beginning of year                     1,434,327                984,864                399,732                945,471
                                    ------------            -----------            -----------            -----------
 End of year                            $708,338               $507,821               $180,023               $788,886
                                    ============            ===========            ===========            ===========

                                  WESTERN ASSET
                                   GOVERNMENT             LEGG MASON           WESTERN ASSET
                                      MONEY                PARTNERS                MONEY
                                   MARKET FUND        APPRECIATION FUND         MARKET FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $221                    $(3)                $3,859
 Net realized gain (loss) on
  security transactions                    --                   (122)                    --
 Net realized gain on
  distributions                            --                  4,820                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              --                (51,772)                    --
                                    ---------             ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              221                (47,077)                 3,859
                                    ---------             ----------             ----------
UNIT TRANSACTIONS:
 Purchases                                 --                     --                     --
 Net transfers                             --                     --                     --
 Surrenders for benefit
  payments and fees                    (1,709)                   (31)                (9,219)
 Other Settlements                         --                     --                     --
 Net annuity transactions                  --                     --                     --
                                    ---------             ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,709)                   (31)                (9,219)
                                    ---------             ----------             ----------
 Net increase (decrease) in
  net assets                           (1,488)               (47,108)                (5,360)
NET ASSETS:
 Beginning of year                     18,187                158,248                231,998
                                    ---------             ----------             ----------
 End of year                          $16,699               $111,140               $226,638
                                    =========             ==========             ==========

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      VICTORY
                                 UBS SERIES          VARIABLE
                                TRUST -- U.S.        INSURANCE
                                 ALLOCATION         DIVERSIFIED
                                  PORTFOLIO         STOCK FUND
                                 SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $154,138           $(10,288)
 Net realized gain (loss) on
  security transactions              (753,003)           (15,120)
 Net realized gain on
  distributions                            --            249,685
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (3,485,918)          (958,540)
                                -------------      -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (4,084,783)          (734,263)
                                -------------      -------------
UNIT TRANSACTIONS:
 Purchases                              6,158              6,765
 Net transfers                       (560,945)            32,416
 Surrenders for benefit
  payments and fees                (2,639,752)          (462,394)
 Other Settlements                     13,070                414
 Net annuity transactions               4,707                 --
                                -------------      -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (3,176,762)          (422,799)
                                -------------      -------------
 Net increase (decrease) in
  net assets                       (7,261,545)        (1,157,062)
NET ASSETS:
 Beginning of year                 13,503,923          2,171,187
                                -------------      -------------
 End of year                       $6,242,378         $1,014,125
                                =============      =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                       WELLS FARGO         WELLS FARGO         WELLS FARGO
                                                      ADVANTAGE VT         ADVANTAGE VT        ADVANTAGE VT
                                                          ASSET            TOTAL RETURN           EQUITY
                                    COMSTOCK         ALLOCATION FUND        BOND FUND          INCOME FUND
                                  SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $1,587               $2,415              $3,379                $683
 Net realized gain (loss) on
  security transactions               (11,220)                (281)               (961)               (112)
 Net realized gain on
  distributions                         8,028               25,399                  --              16,520
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (58,518)            (138,493)             (2,090)            (65,693)
                                   ----------          -----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                          (60,123)            (110,960)                328             (48,602)
                                   ----------          -----------          ----------          ----------
UNIT TRANSACTIONS:
 Purchases                              4,484                  785                 240                 220
 Net transfers                         (1,772)                 941             (32,637)             (3,581)
 Surrenders for benefit
  payments and fees                   (37,293)                 (50)             (2,469)             (2,179)
 Other Settlements                         --                   --                  --                  --
 Net annuity transactions                  --                   --                  --                  --
                                   ----------          -----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (34,581)               1,676             (34,866)             (5,540)
                                   ----------          -----------          ----------          ----------
 Net increase (decrease) in
  net assets                          (94,704)            (109,284)            (34,538)            (54,142)
NET ASSETS:
 Beginning of year                    189,917              365,441             118,440             135,944
                                   ----------          -----------          ----------          ----------
 End of year                          $95,213             $256,157             $83,902             $81,802
                                   ==========          ===========          ==========          ==========

                                   WELLS FARGO         WELLS FARGO         WELLS FARGO
                                  ADVANTAGE VT         ADVANTAGE VT        ADVANTAGE VT
                                  INTERNATIONAL       LARGE COMPANY         SMALL CAP
                                    CORE FUND          GROWTH FUND         GROWTH FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $539             $(1,776)              $(694)
 Net realized gain (loss) on
  security transactions                   (890)               (294)               (865)
 Net realized gain on
  distributions                         34,449                  --              12,023
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (127,456)            (70,714)            (32,647)
                                   -----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (93,358)            (72,784)            (22,183)
                                   -----------          ----------          ----------
UNIT TRANSACTIONS:
 Purchases                               1,000                 490                 250
 Net transfers                          17,731               3,666               2,293
 Surrenders for benefit
  payments and fees                     (3,687)             (3,894)               (865)
 Other Settlements                          --                  --                  --
 Net annuity transactions                   --                  --                  --
                                   -----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     15,044                 262               1,678
                                   -----------          ----------          ----------
 Net increase (decrease) in
  net assets                           (78,314)            (72,522)            (20,505)
NET ASSETS:
 Beginning of year                     203,666             187,816              49,295
                                   -----------          ----------          ----------
 End of year                          $125,352            $115,294             $28,790
                                   ===========          ==========          ==========

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      RIDGEWORTH               RIDGEWORTH               RIDGEWORTH              RIDGEWORTH
                                    VARIABLE TRUST           VARIABLE TRUST           VARIABLE TRUST          VARIABLE TRUST
                                   LARGE CAP GROWTH          LARGE CAP CORE            MID-CAP CORE          LARGE CAP VALUE
                                      STOCK FUND               EQUITY FUND             EQUITY FUND             EQUITY FUND
                                    SUB-ACCOUNT (K)          SUB-ACCOUNT (L)         SUB-ACCOUNT (M)         SUB-ACCOUNT (N)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(40,454)                $(13,189)               $(12,953)                 $2,968
 Net realized gain (loss) on
  security transactions                     (3,541)                 (33,165)                (60,979)                 99,616
 Net realized gain on
  distributions                            397,881                  176,792                 127,701                 100,432
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,676,349)                (895,653)               (591,848)               (625,357)
                                     -------------            -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,322,463)                (765,215)               (538,079)               (422,341)
                                     -------------            -------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                  31,323                    5,380                   2,804                   1,107
 Net transfers                            (226,420)                (140,725)                (58,705)                (36,107)
 Surrenders for benefit
  payments and fees                       (502,674)                (406,212)               (302,052)               (280,067)
 Other Settlements                              --                       --                      --                      --
 Net annuity transactions                       --                       --                      --                      --
                                     -------------            -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (697,771)                (541,557)               (357,953)               (315,067)
                                     -------------            -------------            ------------            ------------
 Net increase (decrease) in
  net assets                            (2,020,234)              (1,306,772)               (896,032)               (737,408)
NET ASSETS:
 Beginning of year                       3,622,625                2,314,159               1,526,288               1,412,132
                                     -------------            -------------            ------------            ------------
 End of year                            $1,602,391               $1,007,387                $630,256                $674,724
                                     =============            =============            ============            ============

(k) Formerly STI Classic VT Large Cap Growth Stock Fund. Change effective May 1, 2008.

(l) Formerly STI Classic VT Large Cap Core Equity Fund. Change effective May 1, 2008.

(m) Formerly STI Classic VT Mid-Cap Core Equity Fund. Change effective May 1, 2008.

(n) Formerly STI Classic VT Large Cap Value Equity Fund. Change effective May 1, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                AMERICAN CENTURY(R) VP   ALLIANCEBERNSTEIN
                                       CAPITAL             INTERNATIONAL
                                  APPRECIATION FUND         VALUE FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(75,833)               $(4,783)
 Net realized gain (loss) on
  security transactions                   90,253                (30,890)
 Net realized gain on
  distributions                               --                115,030
 Net unrealized appreciation
  (depreciation) of
  investments during the year          2,174,734                  6,717
                                     -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           2,189,154                 86,074
                                     -----------            -----------
UNIT TRANSACTIONS:
 Purchases                               223,917                135,708
 Net transfers                           803,040                748,898
 Surrenders for benefit
  payments and fees                     (890,458)              (212,468)
 Net annuity transactions                   (538)                    --
                                     -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      135,961                672,138
                                     -----------            -----------
 Net increase (decrease) in
  net assets                           2,325,115                758,212
NET ASSETS:
 Beginning of year                     4,981,725              2,042,768
                                     -----------            -----------
 End of year                          $7,306,840             $2,800,980
                                     ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      AIM V.I.           AIM V.I.           AIM V.I.         ALLIANCEBERNSTEIN VP
                                      CAPITAL              CORE               HIGH                  GLOBAL
                                 APPRECIATION FUND     EQUITY FUND         YIELD FUND           BOND PORTFOLIO
                                    SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(85,756)          $(39,659)          $210,486                $35,417
 Net realized gain (loss) on
  security transactions                 (581,584)           494,431           (459,943)                  (559)
 Net realized gain on
  distributions                               --                 --                 --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,324,463            411,019            267,211                152,547
                                    ------------       ------------       ------------           ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             657,123            865,791             17,754                187,405
                                    ------------       ------------       ------------           ------------
UNIT TRANSACTIONS:
 Purchases                                 6,956             62,242              1,156                  2,075
 Net transfers                          (337,702)          (703,377)           (25,755)               509,088
 Surrenders for benefit
  payments and fees                   (1,248,290)        (3,327,794)        (1,330,692)              (410,254)
 Net annuity transactions                   (925)                --                 --                     --
                                    ------------       ------------       ------------           ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (1,579,961)        (3,968,929)        (1,355,291)               100,909
                                    ------------       ------------       ------------           ------------
 Net increase (decrease) in
  net assets                            (922,838)        (3,103,138)        (1,337,537)               288,314
NET ASSETS:
 Beginning of year                     6,924,763         14,121,173          4,920,132              2,065,313
                                    ------------       ------------       ------------           ------------
 End of year                          $6,001,925        $11,018,035         $3,582,595             $2,353,627
                                    ============       ============       ============           ============

                               ALLIANCEBERNSTEIN VP                          BB&T
                                    GROWTH AND         AMERICAN FUNDS      MID CAP
                                 INCOME PORTFOLIO       GROWTH FUND       GROWTH VIF
                                   SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(5,074)              $(879)        $(275,811)
 Net realized gain (loss) on
  security transactions                 (49,802)             (2,681)          479,953
 Net realized gain on
  distributions                         229,541              23,165         2,097,054
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (5,400)              1,158         3,278,888
                                   ------------          ----------      ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            169,265              20,763         5,580,084
                                   ------------          ----------      ------------
UNIT TRANSACTIONS:
 Purchases                               16,607              28,581           104,766
 Net transfers                         (136,995)            254,815           202,025
 Surrenders for benefit
  payments and fees                    (509,699)            (95,622)       (2,218,843)
 Net annuity transactions                (8,912)                 --            18,700
                                   ------------          ----------      ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (638,999)            187,774        (1,893,352)
                                   ------------          ----------      ------------
 Net increase (decrease) in
  net assets                           (469,734)            208,537         3,686,732
NET ASSETS:
 Beginning of year                    4,640,651             126,712        17,887,748
                                   ------------          ----------      ------------
 End of year                         $4,170,917            $335,249       $21,574,480
                                   ============          ==========      ============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                         BB&T
                                    CAPITAL MANAGER                BB&T
                                      EQUITY VIF              LARGE CAP VIF
                                      SUB-ACCOUNT            SUB-ACCOUNT (A)
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $135,878                  $466,897
 Net realized gain (loss) on
  security transactions                    168,105                 1,179,511
 Net realized gain on
  distributions                          1,102,721                11,594,040
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,294,094)              (18,647,700)
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                               112,610                (5,407,252)
                                     -------------            --------------
UNIT TRANSACTIONS:
 Purchases                                  69,469                   351,240
 Net transfers                            (263,488)               (4,072,581)
 Surrenders for benefit
  payments and fees                     (1,025,170)              (11,812,134)
 Net annuity transactions                       --                    20,527
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,219,189)              (15,512,948)
                                     -------------            --------------
 Net increase (decrease) in
  net assets                            (1,106,579)              (20,920,200)
NET ASSETS:
 Beginning of year                      11,115,206                94,926,034
                                     -------------            --------------
 End of year                           $10,008,627               $74,005,834
                                     =============            ==============

(a) Effective February 9, 2007, BB&T Large Cap Growth VIF merged with BB&T Large Cap VIF.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                BB&T
                               SPECIAL                   BB&T                                          COLUMBIA
                            OPPORTUNITIES            TOTAL RETURN           CALVERT SOCIAL         ASSET ALLOCATION
                             EQUITY VIF                BOND VIF           BALANCED PORTFOLIO            FUND VS
                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                        $(155,798)                $68,159                 $30,846                 $122,496
 Net realized gain (loss)
  on security transactions        136,360                    (620)                 72,848                    9,171
 Net realized gain on
  distributions                   687,496                      --                 158,854                  807,940
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                            518,862                  53,300                (209,349)                (299,153)
                            -------------            ------------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations               1,186,920                 120,839                  53,199                  640,454
                            -------------            ------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                        278,025                   1,250                 143,603                   40,829
 Net transfers                    311,978                 949,418                (316,253)               1,016,549
 Surrenders for benefit
  payments and fees              (733,892)               (100,058)               (367,248)              (1,290,357)
 Net annuity transactions              --                      --                 (24,361)                      --
                            -------------            ------------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions         (143,889)                850,610                (564,259)                (232,979)
                            -------------            ------------            ------------            -------------
 Net increase (decrease)
  in net assets                 1,043,031                 971,449                (511,060)                 407,475
NET ASSETS:
 Beginning of year             10,038,326               1,777,985               3,337,422                8,497,769
                            -------------            ------------            ------------            -------------
 End of year                  $11,081,357              $2,749,434              $2,826,362               $8,905,244
                            =============            ============            ============            =============

                                   COLUMBIA
                                 SMALL COMPANY              COLUMBIA
                                    GROWTH               LARGE CAP VALUE           EVERGREEN VA
                                    FUND VS                  FUND VS               BALANCED FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(260,983)                $(27,213)                $176,803
 Net realized gain (loss)
  on security transactions             153,067                  250,525                  112,637
 Net realized gain on
  distributions                             --                2,208,452                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               1,965,853               (1,934,938)                  51,060
                                 -------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                    1,857,937                  496,826                  340,500
                                 -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              82,295                  111,016                   15,877
 Net transfers                        (462,358)                (143,751)                (373,826)
 Surrenders for benefit
  payments and fees                 (2,100,457)              (4,639,318)                (759,020)
 Net annuity transactions                   --                       --                  (32,144)
                                 -------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (2,480,520)              (4,672,053)              (1,149,113)
                                 -------------            -------------            -------------
 Net increase (decrease)
  in net assets                       (622,583)              (4,175,227)                (808,613)
NET ASSETS:
 Beginning of year                  16,617,453               33,349,338                7,050,921
                                 -------------            -------------            -------------
 End of year                       $15,994,870              $29,174,111               $6,242,308
                                 =============            =============            =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                    EVERGREEN VA
                                EVERGREEN VA        INTERNATIONAL
                                 GROWTH FUND         EQUITY FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(143,945)           $264,019
 Net realized gain (loss) on
  security transactions               673,390           1,335,523
 Net realized gain on
  distributions                     1,894,663           2,227,601
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (1,415,948)             15,525
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        1,008,160           3,842,668
                                -------------       -------------
UNIT TRANSACTIONS:
 Purchases                             58,322             334,595
 Net transfers                       (497,527)         (1,325,559)
 Surrenders for benefit
  payments and fees                (2,349,162)         (4,269,656)
 Net annuity transactions             (12,786)            (18,001)
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (2,801,153)         (5,278,621)
                                -------------       -------------
 Net increase (decrease) in
  net assets                       (1,792,993)         (1,435,953)
NET ASSETS:
 Beginning of year                 10,875,406          30,840,212
                                -------------       -------------
 End of year                       $9,082,413         $29,404,259
                                =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        EVERGREEN VA            EVERGREEN VA           EVERGREEN VA
                                    EVERGREEN VA           SPECIAL                  HIGH                FUNDAMENTAL
                                     OMEGA FUND          VALUES FUND            INCOME FUND           LARGE CAP FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(69,879)           $(42,695)              $12,639                 $(63,749)
 Net realized gain (loss) on
  security transactions                   130,124             (51,336)                  773                1,020,181
 Net realized gain on
  distributions                                --           3,136,538                    --                1,090,351
 Net unrealized appreciation
  (depreciation) of
  investments during the year             702,332          (5,170,117)              (10,267)                (969,914)
                                    -------------       -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              762,577          (2,127,610)                3,145                1,076,869
                                    -------------       -------------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                                 13,270             197,900                    --                   49,603
 Net transfers                           (162,190)           (900,730)               23,387                 (262,544)
 Surrenders for benefit
  payments and fees                    (1,398,667)         (1,454,644)              (11,650)              (3,913,416)
 Net annuity transactions                  (1,037)                 --                    --                  (36,953)
                                    -------------       -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,548,624)         (2,157,474)               11,737               (4,163,310)
                                    -------------       -------------            ----------            -------------
 Net increase (decrease) in
  net assets                             (786,047)         (4,285,084)               14,882               (3,086,441)
NET ASSETS:
 Beginning of year                      7,773,792          25,494,165               182,810               15,900,206
                                    -------------       -------------            ----------            -------------
 End of year                           $6,987,745         $21,209,081              $197,692              $12,813,765
                                    =============       =============            ==========            =============


                                  FIDELITY(R) VIP      FIDELITY(R) VIP       FIDELITY(R) VIP
                                 ASSET MANAGER (TM)        GROWTH             CONTRAFUND(R)
                                    SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $196,526             $(60,333)             $(96,791)
 Net realized gain (loss) on
  security transactions                    7,749              510,074             1,076,968
 Net realized gain on
  distributions                          119,221               12,583             6,168,297
 Net unrealized appreciation
  (depreciation) of
  investments during the year            207,702            2,978,810            (3,186,579)
                                    ------------        -------------         -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             531,198            3,441,134             3,961,895
                                    ------------        -------------         -------------
UNIT TRANSACTIONS:
 Purchases                               290,753              578,762               995,284
 Net transfers                          (252,604)          (1,312,572)           (1,806,087)
 Surrenders for benefit
  payments and fees                     (912,213)          (2,472,556)           (4,537,333)
 Net annuity transactions                     --                 (474)                  (40)
                                    ------------        -------------         -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (874,064)          (3,206,840)           (5,348,176)
                                    ------------        -------------         -------------
 Net increase (decrease) in
  net assets                            (342,866)             234,294            (1,386,281)
NET ASSETS:
 Beginning of year                     4,261,865           15,112,823            26,673,768
                                    ------------        -------------         -------------
 End of year                          $3,918,999          $15,347,117           $25,287,487
                                    ============        =============         =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                FRANKLIN
                                    FIDELITY(R) VIP              INCOME
                                       OVERSEAS             SECURITIES FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $137,181                 $24,227
 Net realized gain (loss) on
  security transactions                    158,446                   1,091
 Net realized gain on
  distributions                            456,816                   6,895
 Net unrealized appreciation
  (depreciation) of
  investments during the year              273,866                 (18,847)
                                     -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,026,309                  13,366
                                     -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                 252,665                  53,052
 Net transfers                            (423,428)                813,687
 Surrenders for benefit
  payments and fees                       (895,217)               (174,092)
 Net annuity transactions                       --                      --
                                     -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,065,980)                692,647
                                     -------------            ------------
 Net increase (decrease) in
  net assets                               (39,671)                706,013
NET ASSETS:
 Beginning of year                       6,707,882                 596,727
                                     -------------            ------------
 End of year                            $6,668,211              $1,302,740
                                     =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        FIFTH THIRD                                 FIFTH THIRD
                                   FIFTH THIRD          DISCIPLINED           FIFTH THIRD             QUALITY
                                    BALANCED               VALUE                MID CAP                GROWTH
                                    VIP FUND              VIP FUND              VIP FUND              VIP FUND
                                 SUB-ACCOUNT (B)      SUB-ACCOUNT (B)       SUB-ACCOUNT (B)       SUB-ACCOUNT (B)
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $3,618                $7,923             $(161,603)            $(139,188)
 Net realized gain (loss) on
  security transactions                (32,519)              701,543              (315,869)             (139,954)
 Net realized gain on
  distributions                        238,945             4,218,932             5,956,557             3,902,497
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (125,461)           (4,010,794)           (3,862,628)           (1,734,444)
                                   -----------          ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            84,583               917,604             1,616,457             1,888,911
                                   -----------          ------------          ------------          ------------
UNIT TRANSACTIONS:
 Purchases                              12,284               167,973               174,937                81,981
 Net transfers                      (1,163,760)          (14,195,868)          (14,869,300)          (13,725,310)
 Surrenders for benefit
  payments and fees                   (119,768)             (618,670)             (688,239)             (708,122)
 Net annuity transactions                   --                    --                    --                    --
                                   -----------          ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (1,271,244)          (14,646,565)          (15,382,602)          (14,351,451)
                                   -----------          ------------          ------------          ------------
 Net increase (decrease) in
  net assets                        (1,186,661)          (13,728,961)          (13,766,145)          (12,462,540)
NET ASSETS:
 Beginning of year                   1,186,661            13,728,961            13,766,145            12,462,540
                                   -----------          ------------          ------------          ------------
 End of year                              $ --                  $ --                  $ --                  $ --
                                   ===========          ============          ============          ============

                                                      HARTFORD            HARTFORD
                                  HARTFORD             TOTAL              CAPITAL
                                  ADVISERS          RETURN BOND         APPRECIATION
                                  HLS FUND            HLS FUND            HLS FUND
                                SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $20,037,722         $38,476,759        $(52,103,667)
 Net realized gain (loss) on
  security transactions            62,659,521             772,170          59,849,318
 Net realized gain on
  distributions                   286,039,489                  --         664,092,177
 Net unrealized appreciation
  (depreciation) of
  investments during the year    (217,890,482)         (7,536,113)        (86,543,001)
                               --------------      --------------      --------------
 Net increase (decrease) in
  net assets resulting from
  operations                      150,846,250          31,712,816         585,294,827
                               --------------      --------------      --------------
UNIT TRANSACTIONS:
 Purchases                         17,459,461          10,079,511          15,268,762
 Net transfers                   (101,453,066)         85,624,873        (114,198,816)
 Surrenders for benefit
  payments and fees              (444,325,185)       (137,285,806)       (521,015,990)
 Net annuity transactions          (2,205,407)             37,655            (771,043)
                               --------------      --------------      --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions              (530,524,197)        (41,543,767)       (620,717,087)
                               --------------      --------------      --------------
 Net increase (decrease) in
  net assets                     (379,677,947)         (9,830,951)        (35,422,260)
NET ASSETS:
 Beginning of year              2,986,579,915       1,050,742,147       4,116,343,810
                               --------------      --------------      --------------
 End of year                   $2,606,901,968      $1,040,911,196      $4,080,921,550
                               ==============      ==============      ==============

(b) Fund closed on October 12, 2007.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    HARTFORD                HARTFORD
                                    DIVIDEND               FUNDAMENTAL
                                   AND GROWTH                GROWTH
                                    HLS FUND                HLS FUND
                                  SUB-ACCOUNT            SUB-ACCOUNT (C)
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $2,088,604              $(310,221)
 Net realized gain (loss) on
  security transactions               31,741,281                203,408
 Net realized gain on
  distributions                      141,534,259              1,876,429
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (50,678,781)               821,019
                                ----------------          -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         124,685,363              2,590,635
                                ----------------          -------------
UNIT TRANSACTIONS:
 Purchases                            18,736,144                207,541
 Net transfers                       (15,829,061)             3,241,904
 Surrenders for benefit
  payments and fees                 (243,263,119)            (2,205,031)
 Net annuity transactions                164,160                     --
                                ----------------          -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (240,191,876)             1,244,414
                                ----------------          -------------
 Net increase (decrease) in
  net assets                        (115,506,513)             3,835,049
NET ASSETS:
 Beginning of year                 1,911,570,821             20,051,583
                                ----------------          -------------
 End of year                      $1,796,064,308            $23,886,632
                                ================          =============

(c)  Formerly Hartford Focus HLS Fund. Change effective July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HARTFORD               HARTFORD               HARTFORD
                                   GLOBAL                 GLOBAL            GLOBAL FINANCIAL        HARTFORD
                                  ADVISERS            COMMUNICATIONS            SERVICES         GLOBAL HEALTH
                                  HLS FUND               HLS FUND               HLS FUND            HLS FUND
                                SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(548,542)              $(49,008)             $(178,716)        $(1,430,016)
 Net realized gain (loss) on
  security transactions             1,059,944                357,792                219,994           3,063,373
 Net realized gain on
  distributions                     7,257,849              1,433,616              2,636,675          14,008,539
 Net unrealized appreciation
  (depreciation) of
  investments during the year       5,650,101               (277,275)            (3,713,432)        (10,535,043)
                               --------------          -------------          -------------      --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       13,419,352              1,465,125             (1,035,479)          5,106,853
                               --------------          -------------          -------------      --------------
UNIT TRANSACTIONS:
 Purchases                            971,211                  1,200                 10,244             224,166
 Net transfers                      2,522,797               (555,942)              (854,579)         (7,526,705)
 Surrenders for benefit
  payments and fees               (15,677,502)            (1,019,674)            (1,461,200)        (14,634,224)
 Net annuity transactions             (23,284)                  (551)                    --              (8,238)
                               --------------          -------------          -------------      --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (12,206,778)            (1,574,967)            (2,305,535)        (21,945,001)
                               --------------          -------------          -------------      --------------
 Net increase (decrease) in
  net assets                        1,212,574               (109,842)            (3,341,014)        (16,838,148)
NET ASSETS:
 Beginning of year                 97,889,657              7,578,511             13,376,596         113,217,864
                               --------------          -------------          -------------      --------------
 End of year                      $99,102,231             $7,468,669            $10,035,582         $96,379,716
                               ==============          =============          =============      ==============

                                                         HARTFORD            HARTFORD
                                      HARTFORD            GLOBAL           DISCIPLINED
                                   GLOBAL GROWTH        TECHNOLOGY            EQUITY
                                      HLS FUND           HLS FUND            HLS FUND
                                  SUB-ACCOUNT (D)       SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(3,783,374)         $(404,758)        $(1,535,629)
 Net realized gain (loss) on
  security transactions                 4,228,915         (1,332,605)          4,612,352
 Net realized gain on
  distributions                        29,670,339                 --             857,232
 Net unrealized appreciation
  (depreciation) of
  investments during the year          26,034,666          5,138,782          12,986,080
                                   --------------      -------------      --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           56,150,546          3,401,419          16,920,035
                                   --------------      -------------      --------------
UNIT TRANSACTIONS:
 Purchases                              2,810,618             53,271           3,148,299
 Net transfers                         (5,121,690)        (3,094,074)          2,768,210
 Surrenders for benefit
  payments and fees                   (33,313,491)        (4,309,915)        (32,009,247)
 Net annuity transactions                 (67,163)              (478)              4,152
                                   --------------      -------------      --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (35,691,726)        (7,351,196)        (26,088,586)
                                   --------------      -------------      --------------
 Net increase (decrease) in
  net assets                           20,458,820         (3,949,777)         (9,168,551)
NET ASSETS:
 Beginning of year                    261,400,816         30,008,673         262,100,052
                                   --------------      -------------      --------------
 End of year                         $281,859,636        $26,058,896        $252,931,501
                                   ==============      =============      ==============

(d) Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                        HARTFORD
                                   HARTFORD              GROWTH
                                    GROWTH           OPPORTUNITIES
                                   HLS FUND             HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(1,796,589)         $(2,869,150)
 Net realized gain (loss) on
  security transactions              1,416,895            1,202,406
 Net realized gain on
  distributions                      8,266,054           37,585,711
 Net unrealized appreciation
  (depreciation) of
  investments during the year        8,559,107           14,629,618
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        16,445,467           50,548,585
                                --------------       --------------
UNIT TRANSACTIONS:
 Purchases                           1,599,470            3,688,179
 Net transfers                      (5,532,502)          17,834,778
 Surrenders for benefit
  payments and fees                (13,063,475)         (19,406,305)
 Net annuity transactions               51,098              (66,779)
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (16,945,409)           2,049,873
                                --------------       --------------
 Net increase (decrease) in
  net assets                          (499,942)          52,598,458
NET ASSETS:
 Beginning of year                 121,192,347          187,802,268
                                --------------       --------------
 End of year                      $120,692,405         $240,400,726
                                ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                 HARTFORD                  HARTFORD
                                  HARTFORD             HARTFORD               INTERNATIONAL             INTERNATIONAL
                                 HIGH YIELD             INDEX                     GROWTH                SMALL COMPANY
                                  HLS FUND             HLS FUND                  HLS FUND                  HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT (E)             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $11,008,676             $814,073               $(1,969,890)                 $157,158
 Net realized gain (loss) on
  security transactions               860,749           25,532,468                   930,892                   805,697
 Net realized gain on
  distributions                            --           23,184,703                45,475,831                16,864,463
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (9,400,059)         (30,767,781)                4,684,137                (9,866,939)
                               --------------       --------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        2,469,366           18,763,463                49,120,970                 7,960,379
                               --------------       --------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                          1,644,465            3,859,433                 5,616,247                 1,962,217
 Net transfers                        862,766          (24,073,458)               18,616,347                    80,720
 Surrenders for benefit
  payments and fees               (25,681,942)         (75,989,874)              (24,170,696)              (13,122,258)
 Net annuity transactions            (104,780)            (568,278)                  (24,743)                   (4,878)
                               --------------       --------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (23,279,491)         (96,772,177)                   37,155               (11,084,199)
                               --------------       --------------            --------------            --------------
 Net increase (decrease) in
  net assets                      (20,810,125)         (78,008,714)               49,158,125                (3,123,820)
NET ASSETS:
 Beginning of year                200,193,047          484,500,149               223,534,215               106,405,019
                               --------------       --------------            --------------            --------------
 End of year                     $179,382,922         $406,491,435              $272,692,340              $103,281,199
                               ==============       ==============            ==============            ==============

                                  HARTFORD
                               INTERNATIONAL           HARTFORD              HARTFORD
                               OPPORTUNITIES            MID CAP            MIDCAP VALUE
                                  HLS FUND             HLS FUND              HLS FUND
                                SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(1,615,302)          $(3,713,281)         $(3,391,671)
 Net realized gain (loss) on
  security transactions             5,796,276            16,084,711            5,267,587
 Net realized gain on
  distributions                   102,933,740            60,647,181           51,071,507
 Net unrealized appreciation
  (depreciation) of
  investments during the year      13,345,983           (14,302,333)         (47,077,196)
                               --------------       ---------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                      120,460,697            58,716,278            5,870,227
                               --------------       ---------------       --------------
UNIT TRANSACTIONS:
 Purchases                          5,870,847               849,427              415,318
 Net transfers                      4,450,099           (22,953,093)         (16,925,855)
 Surrenders for benefit
  payments and fees               (67,272,772)          (83,689,994)         (34,549,163)
 Net annuity transactions             127,258                (5,573)             (76,858)
                               --------------       ---------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (56,824,568)         (105,799,233)         (51,136,558)
                               --------------       ---------------       --------------
 Net increase (decrease) in
  net assets                       63,636,129           (47,082,955)         (45,266,331)
NET ASSETS:
 Beginning of year                503,718,669           442,500,327          330,218,907
                               --------------       ---------------       --------------
 End of year                     $567,354,798          $395,417,372         $284,952,576
                               ==============       ===============       ==============

(e) Formerly Hartford International Capital Appreciation HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                        HARTFORD
                                   HARTFORD             MORTGAGE
                                 MONEY MARKET          SECURITIES
                                   HLS FUND             HLS FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $11,771,241          $6,421,046
 Net realized gain (loss) on
  security transactions                      --            (523,153)
 Net realized gain on
  distributions                              --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year                --          (2,517,615)
                                ---------------      --------------
 Net increase (decrease) in
  net assets resulting from
  operations                         11,771,241           3,380,278
                                ---------------      --------------
UNIT TRANSACTIONS:
 Purchases                            5,035,745           1,419,558
 Net transfers                      327,254,278          (8,677,804)
 Surrenders for benefit
  payments and fees                (253,479,856)        (27,442,043)
 Net annuity transactions              (185,001)           (110,912)
                                ---------------      --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  78,625,166         (34,811,201)
                                ---------------      --------------
 Net increase (decrease) in
  net assets                         90,396,407         (31,430,923)
NET ASSETS:
 Beginning of year                  305,530,080         193,830,054
                                ---------------      --------------
 End of year                       $395,926,487        $162,399,131
                                ===============      ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                            HARTFORD
                                      HARTFORD                HARTFORD             HARTFORD             U.S. GOVERNMENT
                                   SMALL COMPANY          SMALLCAP GROWTH           STOCK                  SECURITIES
                                      HLS FUND                HLS FUND             HLS FUND                 HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(3,435,325)            $(2,339,084)          $(6,271,796)             $5,621,504
 Net realized gain (loss) on
  security transactions                 3,500,165               1,545,778            81,053,862                (178,141)
 Net realized gain on
  distributions                        40,275,857              12,393,412           214,554,113                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (6,041,808)            (16,658,647)         (210,820,250)              1,093,810
                                   --------------          --------------      ----------------          --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           34,298,889              (5,058,541)           78,515,929               6,537,173
                                   --------------          --------------      ----------------          --------------
UNIT TRANSACTIONS:
 Purchases                              1,428,892               2,349,279            11,685,185               2,217,143
 Net transfers                         (8,318,283)             (6,555,953)          (72,153,478)             26,921,543
 Surrenders for benefit
  payments and fees                   (41,549,322)            (18,046,602)         (242,021,482)            (31,723,440)
 Net annuity transactions                 (47,793)                (17,209)           (2,843,853)                 (3,560)
                                   --------------          --------------      ----------------          --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (48,486,506)            (22,270,485)         (305,333,628)             (2,588,314)
                                   --------------          --------------      ----------------          --------------
 Net increase (decrease) in
  net assets                          (14,187,617)            (27,329,026)         (226,817,699)              3,948,859
NET ASSETS:
 Beginning of year                    287,701,477             183,004,090         1,674,747,984             240,751,994
                                   --------------          --------------      ----------------          --------------
 End of year                         $273,513,860            $155,675,064        $1,447,930,285            $244,700,853
                                   ==============          ==============      ================          ==============

                                                      HARTFORD            HARTFORD
                                  HARTFORD             VALUE               EQUITY
                                   VALUE           OPPORTUNITIES           INCOME
                                  HLS FUND            HLS FUND            HLS FUND
                                SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(416,272)          $(490,426)           $650,492
 Net realized gain (loss) on
  security transactions             1,072,597             412,199             168,674
 Net realized gain on
  distributions                    12,375,630          18,018,101           4,172,864
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (3,356,164)        (27,169,229)            476,631
                               --------------      --------------      --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        9,675,791          (9,229,355)          5,468,661
                               --------------      --------------      --------------
UNIT TRANSACTIONS:
 Purchases                          1,168,584           2,705,427           1,413,630
 Net transfers                     (2,463,050)          2,395,556           7,465,014
 Surrenders for benefit
  payments and fees               (14,339,728)        (16,324,460)        (12,898,570)
 Net annuity transactions             (26,920)            (77,681)             35,786
                               --------------      --------------      --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (15,661,114)        (11,301,158)         (3,984,140)
                               --------------      --------------      --------------
 Net increase (decrease) in
  net assets                       (5,985,323)        (20,530,513)          1,484,521
NET ASSETS:
 Beginning of year                133,803,312         133,929,445          99,896,975
                               --------------      --------------      --------------
 End of year                     $127,817,989        $113,398,932        $101,381,496
                               ==============      ==============      ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     HUNTINGTON VA            HUNTINGTON VA
                                        INCOME                  DIVIDEND
                                      EQUITY FUND             CAPTURE FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $86,445                 $583,886
 Net realized gain (loss) on
  security transactions                    735,860                   82,161
 Net realized gain on
  distributions                            920,771                1,502,440
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,768,483)              (4,399,659)
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               (25,407)              (2,231,172)
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 309,492                  461,235
 Net transfers                          (1,037,716)                (843,831)
 Surrenders for benefit
  payments and fees                     (2,779,602)              (2,926,585)
 Net annuity transactions                       --                       --
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (3,507,826)              (3,309,181)
                                     -------------            -------------
 Net increase (decrease) in
  net assets                            (3,533,233)              (5,540,353)
NET ASSETS:
 Beginning of year                      27,983,473               32,144,665
                                     -------------            -------------
 End of year                           $24,450,240              $26,604,312
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                             HUNTINGTON VA           HUNTINGTON VA           HUNTINGTON VA
                                    HUNTINGTON VA              MID CORP                   NEW                   ROTATING
                                     GROWTH FUND             AMERICA FUND             ECONOMY FUND            MARKETS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(161,407)               $(173,272)               $(91,140)               $(42,687)
 Net realized gain (loss) on
  security transactions                   618,212                1,059,672                 260,276                 195,035
 Net realized gain on
  distributions                             2,103                  206,316                 134,086                 268,847
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,321,931                  156,252                 377,384                 (12,814)
                                    -------------            -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,780,839                1,248,968                 680,606                 408,381
                                    -------------            -------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                180,028                  248,250                 154,970                 140,294
 Net transfers                           (815,094)                (647,307)               (104,533)                 76,315
 Surrenders for benefit
  payments and fees                    (1,456,306)              (1,973,907)               (548,170)               (508,446)
 Net annuity transactions                      --                       --                      --                      --
                                    -------------            -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (2,091,372)              (2,372,964)               (497,733)               (291,837)
                                    -------------            -------------            ------------            ------------
 Net increase (decrease) in
  net assets                             (310,533)              (1,123,996)                182,873                 116,544
NET ASSETS:
 Beginning of year                     14,706,487               17,572,752               6,360,925               5,532,710
                                    -------------            -------------            ------------            ------------
 End of year                          $14,395,954              $16,448,756              $6,543,798              $5,649,254
                                    =============            =============            ============            ============

                                   HUNTINGTON VA                                   HUNTINGTON VA
                                   INTERNATIONAL           HUNTINGTON VA              MORTGAGE
                                    EQUITY FUND            MACRO 100 FUND         SECURITIES FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(31,917)               $(36,184)                 $7,800
 Net realized gain (loss) on
  security transactions                    8,624                  43,567                   7,295
 Net realized gain on
  distributions                            4,159                 484,867                     267
 Net unrealized appreciation
  (depreciation) of
  investments during the year            264,599                (605,161)                  9,493
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             245,465                (112,911)                 24,855
                                    ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                               276,658                  53,336                  45,544
 Net transfers                         1,211,948                (109,691)                219,611
 Surrenders for benefit
  payments and fees                     (176,828)               (437,790)               (241,377)
 Net annuity transactions                     --                      --                      --
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,311,778                (494,145)                 23,778
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets                           1,557,243                (607,056)                 48,633
NET ASSETS:
 Beginning of year                     1,394,629               3,358,130               1,068,512
                                    ------------            ------------            ------------
 End of year                          $2,951,872              $2,751,074              $1,117,145
                                    ============            ============            ============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    HUNTINGTON VA            BLACKROCK
                                     SITUS SMALL               GLOBAL
                                       CAP FUND           GROWTH V.I. FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(46,019)              $(1,012)
 Net realized gain (loss) on
  security transactions                    60,106                23,373
 Net realized gain on
  distributions                           190,063                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             110,157                32,148
                                     ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              314,307                54,509
                                     ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                167,263                    --
 Net transfers                             59,202                 9,135
 Surrenders for benefit
  payments and fees                      (374,182)              (77,093)
 Net annuity transactions                      --                    --
                                     ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (147,717)              (67,958)
                                     ------------            ----------
 Net increase (decrease) in
  net assets                              166,590               (13,449)
NET ASSETS:
 Beginning of year                      3,271,459               183,079
                                     ------------            ----------
 End of year                           $3,438,049              $169,630
                                     ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                       VAN KAMPEN
                                   BLACKROCK            UIF U.S.
                                   LARGE CAP           REAL ESTATE          EQUITY AND           MID CAP
                                GROWTH V.I. FUND        PORTFOLIO             INCOME              GROWTH
                                  SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(1,545)             $(3,288)             $2,140             $(4,657)
 Net realized gain (loss) on
  security transactions                12,638              (43,725)               (462)              5,145
 Net realized gain on
  distributions                            --               71,173               9,669              17,555
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (630)            (171,975)             (8,205)             46,428
                                   ----------          -----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           10,463             (147,815)              3,142              64,471
                                   ----------          -----------          ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                 --               32,180              15,983               9,461
 Net transfers                         11,364             (127,339)            281,241             106,020
 Surrenders for benefit
  payments and fees                   (58,562)             (49,866)             19,789             (60,251)
 Net annuity transactions                  --                   --                  --                  --
                                   ----------          -----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (47,198)            (145,025)            317,013              55,230
                                   ----------          -----------          ----------          ----------
 Net increase (decrease) in
  net assets                          (36,735)            (292,840)            320,155             119,701
NET ASSETS:
 Beginning of year                    160,771              802,715             204,299             337,533
                                   ----------          -----------          ----------          ----------
 End of year                         $124,036             $509,875            $524,454            $457,234
                                   ==========          ===========          ==========          ==========

                                                                           MTB MANAGED
                                                                            ALLOCATION
                                 MTB LARGE CAP       MTB LARGE CAP       FUND -- MODERATE
                                 GROWTH FUND II      VALUE FUND II          GROWTH II
                                  SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(9,829)            $(5,080)              $25,010
 Net realized gain (loss) on
  security transactions                 3,037               1,465                 8,952
 Net realized gain on
  distributions                        54,403              32,109               133,928
 Net unrealized appreciation
  (depreciation) of
  investments during the year           7,623             (28,417)               56,226
                                   ----------          ----------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           55,234                  77               224,116
                                   ----------          ----------          ------------
UNIT TRANSACTIONS:
 Purchases                             26,657              50,088                68,586
 Net transfers                         (9,973)             10,428                 1,225
 Surrenders for benefit
  payments and fees                   (16,988)            (29,485)             (269,561)
 Net annuity transactions                  --                  --                    --
                                   ----------          ----------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (304)             31,031              (199,750)
                                   ----------          ----------          ------------
 Net increase (decrease) in
  net assets                           54,930              31,108                24,366
NET ASSETS:
 Beginning of year                    739,633             868,452             4,300,291
                                   ----------          ----------          ------------
 End of year                         $794,563            $899,560            $4,324,657
                                   ==========          ==========          ============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     MTB MANAGED          COLUMBIA MARSICO
                                     ALLOCATION             INTERNATIONAL
                                 FUND -- AGGRESSIVE         OPPORTUNITIES
                                      GROWTH II                FUND VS
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $8                 $(625,170)
 Net realized gain (loss) on
  security transactions                       6                 2,376,906
 Net realized gain on
  distributions                             471                 1,806,773
 Net unrealized appreciation
  (depreciation) of
  investments during the year               168                 3,933,256
                                      ---------             -------------
 Net increase (decrease) in
  net assets resulting from
  operations                                653                 7,491,765
                                      ---------             -------------
UNIT TRANSACTIONS:
 Purchases                                   --                   213,855
 Net transfers                                1                (1,164,248)
 Surrenders for benefit
  payments and fees                          --                (6,390,600)
 Net annuity transactions                    --                      (883)
                                      ---------             -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                           1                (7,341,876)
                                      ---------             -------------
 Net increase (decrease) in
  net assets                                654                   149,889
NET ASSETS:
 Beginning of year                       10,093                46,381,710
                                      ---------             -------------
 End of year                            $10,747               $46,531,599
                                      =========             =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 COLUMBIA          COLUMBIA MARSICO      COLUMBIA MARSICO      COLUMBIA MARSICO
                                HIGH YIELD         FOCUSED EQUITIES           GROWTH             21ST CENTURY
                                 FUND VS               FUND VS               FUND VS               FUND VS
                               SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $779,625             $(971,778)            $(682,386)            $(131,047)
 Net realized gain (loss) on
  security transactions             499,120             6,197,566             4,492,735               340,951
 Net realized gain on
  distributions                          --                    --                    --               736,919
 Net unrealized appreciation
  (depreciation) of
  investments during the year    (1,186,986)            3,558,537             3,781,644             1,345,095
                               ------------          ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                         91,759             8,784,325             7,591,993             2,291,918
                               ------------          ------------          ------------          ------------
UNIT TRANSACTIONS:
 Purchases                           49,142               162,205               112,610                96,074
 Net transfers                       12,354            (5,168,270)           (2,193,943)              699,256
 Surrenders for benefit
  payments and fees              (3,033,980)          (15,017,108)          (10,190,755)           (1,918,664)
 Net annuity transactions              (654)               (3,038)               (4,255)                   --
                               ------------          ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions              (2,973,138)          (20,026,211)          (12,276,343)           (1,123,334)
                               ------------          ------------          ------------          ------------
 Net increase (decrease) in
  net assets                     (2,881,379)          (11,241,886)           (4,684,350)            1,168,584
NET ASSETS:
 Beginning of year               23,991,381            84,898,555            54,612,383            13,773,723
                               ------------          ------------          ------------          ------------
 End of year                    $21,110,002           $73,656,669           $49,928,033           $14,942,307
                               ============          ============          ============          ============

                                 COLUMBIA MARSICO        OPPENHEIMER
                                   MIDCAP GROWTH            GLOBAL              PUTNAM
                                      FUND VS          SECURITIES FUND     SMALL CAP VALUE
                                    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(351,574)            $(2,151)            $(2,684)
 Net realized gain (loss) on
  security transactions                  532,734                 500              (4,763)
 Net realized gain on
  distributions                        4,425,631              23,391              37,520
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (717,454)             (5,587)            (88,800)
                                   -------------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           3,889,337              16,153             (58,727)
                                   -------------          ----------          ----------
UNIT TRANSACTIONS:
 Purchases                               128,798              35,310              23,754
 Net transfers                          (622,310)            426,051             104,135
 Surrenders for benefit
  payments and fees                   (2,916,376)            (52,740)            (43,990)
 Net annuity transactions                     --                  --                  --
                                   -------------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (3,409,888)            408,621              83,899
                                   -------------          ----------          ----------
 Net increase (decrease) in
  net assets                             479,449             424,774              25,172
NET ASSETS:
 Beginning of year                    23,108,190             410,361             294,675
                                   -------------          ----------          ----------
 End of year                         $23,587,639            $835,135            $319,847
                                   =============          ==========          ==========

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              PIONEER
                                     PIMCO VIT                FUND VCT
                                    REAL RETURN              PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT (F)
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $10,325                  $362,297
 Net realized gain (loss) on
  security transactions                    (386)                3,111,165
 Net realized gain on
  distributions                           1,614                 3,191,849
 Net unrealized appreciation
  (depreciation) of
  investments during the year            31,092                (4,552,952)
                                     ----------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             42,645                 2,112,359
                                     ----------            --------------
UNIT TRANSACTIONS:
 Purchases                               13,963                   531,591
 Net transfers                          608,395                (6,701,952)
 Surrenders for benefit
  payments and fees                     (54,076)              (16,199,538)
 Net annuity transactions                    --                        --
                                     ----------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     568,282               (22,369,899)
                                     ----------            --------------
 Net increase (decrease) in
  net assets                            610,927               (20,257,540)
NET ASSETS:
 Beginning of year                       92,112                95,300,011
                                     ----------            --------------
 End of year                           $703,039               $75,042,471
                                     ==========            ==============

(f) Effective November 9, 2007, Pioneer VCT Value Portfolio merged with Pioneer Fund VCT Portfolio.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   PIONEER VCT OAK            PIONEER
                                   RIDGE LARGE CAP            MID CAP             JENNISON 20/20
                                       GROWTH                VALUE VCT                FOCUS                  JENNISON
                                      PORTFOLIO              PORTFOLIO              PORTFOLIO               PORTFOLIO
                                     SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(198,917)              $(1,446)               $(10,641)               $(20,222)
 Net realized gain (loss) on
  security transactions                   183,878                (1,935)                 53,260                  15,753
 Net realized gain on
  distributions                            50,969                29,220                  71,164                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             784,728               (26,151)                (49,309)                136,582
                                    -------------            ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              820,658                  (312)                 64,474                 132,113
                                    -------------            ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                 89,771                12,722                   3,365                   2,048
 Net transfers                             35,055               136,786                (227,314)                 26,590
 Surrenders for benefit
  payments and fees                    (1,864,238)              (22,218)                (90,369)               (125,232)
 Net annuity transactions                      --                    --                      --                  (1,164)
                                    -------------            ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,739,412)              127,290                (314,318)                (97,758)
                                    -------------            ----------            ------------            ------------
 Net increase (decrease) in
  net assets                             (918,754)              126,978                (249,844)                 34,355
NET ASSETS:
 Beginning of year                     13,113,092               133,702               1,017,225               1,399,972
                                    -------------            ----------            ------------            ------------
 End of year                          $12,194,338              $260,680                $767,381              $1,434,327
                                    =============            ==========            ============            ============

                                                            PRUDENTIAL
                                     PRUDENTIAL               SERIES                ROYCE
                                       VALUE              INTERNATIONAL           SMALL-CAP
                                     PORTFOLIO                GROWTH              PORTFOLIO
                                    SUB-ACCOUNT          SUB-ACCOUNT (G)         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(5,724)              $(4,964)              $(8,430)
 Net realized gain (loss) on
  security transactions                  144,458                15,380                     2
 Net realized gain on
  distributions                          116,310                54,220                37,373
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (240,214)               (9,425)              (78,066)
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              14,830                55,211               (49,121)
                                    ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                15,679                 4,100                28,423
 Net transfers                            (3,118)              (41,656)              567,897
 Surrenders for benefit
  payments and fees                     (131,904)               (5,712)              (37,996)
 Net annuity transactions                     --                    --                    --
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (119,343)              (43,268)              558,324
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets                            (104,513)               11,943               509,203
NET ASSETS:
 Beginning of year                     1,089,377               387,789               436,268
                                    ------------            ----------            ----------
 End of year                            $984,864              $399,732              $945,471
                                    ============            ==========            ==========

(g) Formerly SP William Blair International Growth Portfolio. Change effective January 31, 2007.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                  WESTERN ASSET
                                    GOVERNMENT          LEGG MASON
                                      MONEY              PARTNERS
                                   MARKET FUND      APPRECIATION FUND
                                 SUB-ACCOUNT (H)       SUB-ACCOUNT
----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $697               $(311)
 Net realized gain (loss) on
  security transactions                     --               3,914
 Net realized gain on
  distributions                             --              13,144
 Net unrealized appreciation
  (depreciation) of
  investments during the year               --              (5,828)
                                    ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               697              10,919
                                    ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                  --                  --
 Net transfers                              --                  --
 Surrenders for benefit
  payments and fees                     (1,708)            (25,185)
 Net annuity transactions                   --                  --
                                    ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,708)            (25,185)
                                    ----------          ----------
 Net increase (decrease) in
  net assets                            (1,011)            (14,266)
NET ASSETS:
 Beginning of year                      19,198             172,514
                                    ----------          ----------
 End of year                           $18,187            $158,248
                                    ==========          ==========

(h) Formerly Smith Barney Government Fund. Change effective April 13, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                            VICTORY
                                                    UBS SERIES              VARIABLE
                                 WESTERN ASSET     TRUST -- U.S.           INSURANCE
                                     MONEY          ALLOCATION            DIVERSIFIED
                                  MARKET FUND        PORTFOLIO             STOCK FUND            COMSTOCK
                                SUB-ACCOUNT (I)     SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $8,610           $138,992              $(16,241)                $50
 Net realized gain (loss) on
  security transactions                    --             71,584               122,540                (607)
 Net realized gain on
  distributions                            --                 --               177,614               3,401
 Net unrealized appreciation
  (depreciation) of
  investments during the year              --            (35,750)             (107,330)            (11,794)
                                   ----------      -------------          ------------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            8,610            174,826               176,583              (8,950)
                                   ----------      -------------          ------------          ----------
UNIT TRANSACTIONS:
 Purchases                                 --             16,981                 4,261               6,790
 Net transfers                             --           (635,593)              (94,854)             87,407
 Surrenders for benefit
  payments and fees                      (156)        (2,951,676)             (255,503)            (20,621)
 Net annuity transactions                  --             53,661                    --                  --
                                   ----------      -------------          ------------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (156)        (3,516,627)             (346,096)             73,576
                                   ----------      -------------          ------------          ----------
 Net increase (decrease) in
  net assets                            8,454         (3,341,801)             (169,513)             64,626
NET ASSETS:
 Beginning of year                    223,544         16,845,724             2,340,700             125,291
                                   ----------      -------------          ------------          ----------
 End of year                         $231,998        $13,503,923            $2,171,187            $189,917
                                   ==========      =============          ============          ==========


                                  WELLS FARGO         WELLS FARGO         WELLS FARGO
                                  ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                     ASSET            TOTAL RETURN           EQUITY
                                ALLOCATION FUND        BOND FUND          INCOME FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $2,057              $3,395                $244
 Net realized gain (loss) on
  security transactions                    30                  28                 309
 Net realized gain on
  distributions                         5,538                  --               8,589
 Net unrealized appreciation
  (depreciation) of
  investments during the year          12,290               1,684              (7,261)
                                   ----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           19,915               5,107               1,881
                                   ----------          ----------          ----------
UNIT TRANSACTIONS:
 Purchases                                100               1,440               1,320
 Net transfers                          2,799               8,284               7,033
 Surrenders for benefit
  payments and fees                       (50)               (953)             (2,127)
 Net annuity transactions                  --                  --                  --
                                   ----------          ----------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     2,849               8,771               6,226
                                   ----------          ----------          ----------
 Net increase (decrease) in
  net assets                           22,764              13,878               8,107
NET ASSETS:
 Beginning of year                    342,677             104,562             127,837
                                   ----------          ----------          ----------
 End of year                         $365,441            $118,440            $135,944
                                   ==========          ==========          ==========

(i)  Formerly Smith Barney Cash Portfolio. Change effective April 13, 2007.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    WELLS FARGO           WELLS FARGO
                                    ADVANTAGE VT          ADVANTAGE VT
                                   INTERNATIONAL         LARGE COMPANY
                                     CORE FUND            GROWTH FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(3,176)              $(2,677)
 Net realized gain (loss) on
  security transactions                     630                 1,082
 Net realized gain on
  distributions                          13,849                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             5,860                11,891
                                     ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             17,163                10,296
                                     ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                7,260                 3,255
 Net transfers                              443                 3,118
 Surrenders for benefit
  payments and fees                      (2,889)               (2,916)
 Net annuity transactions                    --                    --
                                     ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       4,814                 3,457
                                     ----------            ----------
 Net increase (decrease) in
  net assets                             21,977                13,753
NET ASSETS:
 Beginning of year                      181,689               174,063
                                     ----------            ----------
 End of year                           $203,666              $187,816
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO
                                  ADVANTAGE VT          STI CLASSIC VT          STI CLASSIC VT
                                    SMALL CAP          LARGE CAP GROWTH         LARGE CAP CORE
                                   GROWTH FUND            STOCK FUND             EQUITY FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (J)         SUB-ACCOUNT (K)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(812)               $(52,741)               $(16,074)
 Net realized gain (loss) on
  security transactions                 1,161                  94,874                  94,350
 Net realized gain on
  distributions                         7,525                 212,672                 152,858
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,689)                205,182                (240,640)
                                    ---------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            5,185                 459,987                  (9,506)
                                    ---------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              1,815                  77,352                  20,813
 Net transfers                         (5,679)               (209,047)                 55,393
 Surrenders for benefit
  payments and fees                      (720)               (483,436)               (374,024)
 Net annuity transactions                  --                      --                      --
                                    ---------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (4,584)               (615,131)               (297,818)
                                    ---------            ------------            ------------
 Net increase (decrease) in
  net assets                              601                (155,144)               (307,324)
NET ASSETS:
 Beginning of year                     48,694               3,777,769               2,621,483
                                    ---------            ------------            ------------
 End of year                          $49,295              $3,622,625              $2,314,159
                                    =========            ============            ============


                                   STI CLASSIC VT          STI CLASSIC VT
                                    MID-CAP CORE          LARGE CAP VALUE
                                    EQUITY FUND             EQUITY FUND
                                  SUB-ACCOUNT (L)           SUB-ACCOUNT
-----------------------------  ----------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(25,517)                $(5,590)
 Net realized gain (loss) on
  security transactions                   24,456                 245,894
 Net realized gain on
  distributions                          246,188                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (191,099)               (178,490)
                                    ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              54,028                  61,814
                                    ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                10,406                   3,991
 Net transfers                             4,339                 (72,400)
 Surrenders for benefit
  payments and fees                     (126,201)               (549,430)
 Net annuity transactions                     --                      --
                                    ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (111,456)               (617,839)
                                    ------------            ------------
 Net increase (decrease) in
  net assets                             (57,428)               (556,025)
NET ASSETS:
 Beginning of year                     1,583,716               1,968,157
                                    ------------            ------------
 End of year                          $1,526,288              $1,412,132
                                    ============            ============

(j) Formerly STI Classic VT Capital Appreciation Fund. Change effective May 31, 2007.

(k) Formerly STI Classic VT Large Cap Relative Value Fund. Change effective May 31, 2007.

(l)  Formerly STI Classic VT Mid-Cap Equity Fund. Change effective May 31, 2007.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account Two (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the American Century(R) VP Capital Appreciation Fund, AllianceBernstein International Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. High Yield Fund, AllianceBernstein VP Growth and Income Portfolio, AllianceBernstein VPS Intermediate Bond Portfolio, American Funds Growth Fund, BB&T Mid Cap Growth VIF, BB&T Capital Manager Equity VIF, BB&T Large Cap VIF, BB&T Special Opportunities Equity VIF, BB&T Total Return Bond VIF, Calvert Social Balanced Portfolio, Columbia Asset Allocation Fund VS, Columbia Small Company Growth Fund VS, Columbia Large Cap Value Fund VS, Evergreen VA Diversified Capital Builder Fund, Evergreen VA Growth Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen VA High Income Fund, Evergreen VA Fundamental Large Cap Fund, Fidelity(R) VIP Asset Manager
    (TM), Fidelity(R) VIP Growth, Fidelity(R) VIP Contrafund(R) , Fidelity(R) VIP Overseas, Franklin Income Securities Fund, Hartford Advisers HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Health HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund, Hartford Mid Cap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Equity Income HLS Fund, Huntington VA Income Equity Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mortgage Securities Fund, Huntington VA Situs Fund, BlackRock Global Growth V.I. Fund, BlackRock Large Cap Growth V.I. Fund, Van Kampen UIF U.S. Real Estate Portfolio, Equity and Income, Mid Cap Growth, MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation Fund -- Moderate Growth II, MTB Managed Allocation Fund -- Aggressive Growth II, MTB Managed Allocation Fund -- Conservative Growth II, Columbia Marsico International Opportunities Fund VS, Columbia High Yield Fund VS, Columbia Marsico Focused Equities Fund VS, Columbia Marsico Growth Fund VS, Columbia Marsico 21st Century Fund VS, Columbia Marsico Midcap Growth Fund VS, Oppenheimer Global Securities Fund, Putnam VT Small Cap Value, PIMCO VIT Real Return, Pioneer Fund VCT Portfolio, Pioneer VCT Oak Ridge Large Cap Growth Portfolio, Pioneer Mid Cap Value VCT Portfolio, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, Prudential Series International Growth, Royce Small-Cap Portfolio, Western Asset Government Money Market Fund, Legg Mason Partners Appreciation Fund, Western Asset Money Market Fund, UBS Series Trust -- U.S. Allocation Portfolio, Victory Variable Insurance Diversified Stock Fund, Comstock, Wells Fargo Advantage VT Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Equity Income Fund, Wells Fargo Advantage VT International Core Fund, Wells Fargo Advantage VT Large Company Growth Fund, Wells Fargo Advantage VT Small Cap Growth Fund, RidgeWorth Variable Trust Large Cap Growth Stock Fund, RidgeWorth Variable Trust Large Cap Core Equity Fund, RidgeWorth Variable Trust Mid-Cap Core Equity Fund, and RidgeWorth Variable Trust Large Cap Value Equity Fund.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell

-------------------------------------------------------------------------------

       is executed). Realized gains and losses on the sales of securities are computed using the last in, first out method. Dividend and net realized gain on distributions income are accrued as of the ex-dividend date. Net realized gain on distributions income represents dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2008.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

       g) FAIR VALUE MEASUREMENTS -- On January 1, 2008, the Account adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"). For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP, establishes a hierarchy based on the level of observable inputs used to measure fair value and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

       The following section applies the SFAS 157 fair value hierarchy and disclosure requirements to the Account's financial instruments that are carried at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, and 3).

       LEVEL 1: Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open ended management investment companies ("mutual funds").

       LEVEL 2: Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and some preferred stocks are model priced by vendors using observable inputs and are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate, foreign currency and certain credit swap contracts.

       LEVEL 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured and/or lower quality asset-backed securities ("ABS") and commercial mortgage-backed securities ("CMBS"), including ABS backed by sub-prime loans, and private placement debt and equity securities. Embedded derivatives and complex derivatives securities, including equity derivatives, longer dated interest rate swaps and certain complex credit derivatives are also included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the SFAS 157 Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       The adoption of SFAS 157 did not have a material impact on the results of the Account. As of December 31, 2008, the Account invests in mutual funds which are carried at

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

       fair value and represent Level 1 investments under the SFAS 157 hierarchy levels. There were no Level 2 or Level 3 investments in the Account.

       h) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109 -- In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. Upon adoption, as of the first quarter of 2007, FIN 48 did not have an effect on the Account's financial condition.

       i) REGULATORY DEVELOPMENTS -- On July 23, 2007, the Hartford Financial Services Group (the "Parent Company") entered into an agreement with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve the investigation by the New York Attorney General's Office of aspects of the Parent Company's variable annuity and mutual fund operations related to market timing.

       In May 2008, the Parent Company paid restitution to the Account to compensate certain variable annuity contract owners for market timing activities from 1998 through 2003. The restitution associated with this settlement is included in the accompanying statements of changes in net assets in the other settlements line item.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company, as issuer of variable annuity contracts provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.50% of the Account's average daily net assets.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum annual rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed on partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       c) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These charges are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       d) ADMINISTRATIVE CHARGE -- The Company will make deductions to cover administrative expenses at a maximum annual rate of 0.15% of the Account's average daily net assets.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

                                             PURCHASES          PROCEEDS
SUB-ACCOUNT                                   AT COST          FROM SALES
----------------------------------------------------------------------------
American Century(R) VP Capital
 Appreciation Fund                              $1,554,032        $1,668,510
AllianceBernstein International Value
 Fund                                              494,201         1,177,740
AIM V.I. Capital Appreciation Fund                 222,090         1,455,411
AIM V.I. Core Equity Fund                          292,050         3,344,663
AIM V.I. High Yield Fund                           486,093         1,561,729
AllianceBernstein VP Growth and Income
 Portfolio                                         764,679           791,631
AllianceBernstein VPS Intermediate Bond
 Portfolio                                       3,938,796         3,879,077
American Funds Growth Fund                         136,287            55,527
BB&T Mid Cap Growth VIF                          4,619,312         7,023,152
BB&T Capital Manager Equity VIF                  2,043,897         2,500,406
BB&T Large Cap VIF                              13,904,270        24,864,625

-------------------------------------------------------------------------------

                                             PURCHASES          PROCEEDS
SUB-ACCOUNT                                   AT COST          FROM SALES
----------------------------------------------------------------------------
BB&T Special Opportunities Equity VIF           $3,034,606        $2,727,938
BB&T Total Return Bond VIF                       2,743,799         1,152,413
Calvert Social Balanced Portfolio                  219,723           442,819
Columbia Asset Allocation Fund VS                1,519,288         2,775,636
Columbia Small Company Growth Fund VS            2,991,777         4,164,698
Columbia Large Cap Value Fund VS                 5,507,643         7,050,831
Evergreen VA Diversified Capital Builder
 Fund                                              462,943         2,024,380
Evergreen VA Growth Fund                           388,320         2,165,506
Evergreen VA International Equity Fund           2,497,853         7,173,768
Evergreen VA Omega Fund                            971,436         2,794,879
Evergreen VA Special Values Fund                 2,789,682         7,369,386
Evergreen VA High Income Fund                        9,579            96,920
Evergreen VA Fundamental Large Cap Fund            728,191         3,735,807
Fidelity(R) VIP Asset Manager (TM)               1,130,228           893,775
Fidelity(R) VIP Growth                             447,394         1,703,043
Fidelity(R) VIP Contrafund(R)                    1,538,081         2,916,633
Fidelity(R) VIP Overseas                         1,125,744         1,010,283
Franklin Income Securities Fund                    336,713           261,272
Hartford Advisers HLS Fund                     102,781,459       537,340,120
Hartford LargeCap Growth HLS Fund                3,608,434           997,217
Hartford Total Return Bond HLS Fund            145,604,261       277,733,573
Hartford Capital Appreciation HLS Fund         454,826,497       705,917,280
Hartford Dividend and Growth HLS Fund          120,707,521       366,181,108
Hartford Fundamental Growth HLS Fund            17,055,775        13,121,187
Hartford Global Advisers HLS Fund               16,081,659        24,274,508
Hartford Global Equity HLS Fund                 37,393,706        43,261,362
Hartford Global Health HLS Fund                  6,785,533        25,422,954
Hartford Global Growth HLS Fund                 29,154,342        59,117,859
Hartford Disciplined Equity HLS Fund            34,912,361        48,928,200
Hartford Growth HLS Fund                        17,979,550        31,323,123
Hartford Growth Opportunities HLS Fund          35,026,452        62,027,610
Hartford High Yield HLS Fund                    28,649,340        55,007,383
Hartford Index HLS Fund                         25,230,019        86,125,138
Hartford International Growth HLS Fund          34,726,060        60,418,475
Hartford International Small Company HLS
 Fund                                           15,376,864        40,484,351
Hartford International Opportunities HLS
 Fund                                           64,152,940       118,948,995
Hartford MidCap Growth HLS Fund                  8,020,412         2,276,391
Hartford Mid Cap HLS Fund                       17,396,485        89,591,951
Hartford MidCap Value HLS Fund                  57,090,360        63,817,174
Hartford Money Market HLS Fund                 541,322,542       318,229,421
Hartford SmallCap Value HLS Fund                 5,891,387         2,457,819
Hartford Small Company HLS Fund                 15,253,840        66,698,464
Hartford SmallCap Growth HLS Fund               15,341,807        35,494,325
Hartford Stock HLS Fund                         55,109,773       262,706,854
Hartford U.S. Government Securities HLS
 Fund                                          267,051,010       277,348,400
Hartford Value HLS Fund                         21,008,419        44,876,923
Hartford Value Opportunities HLS Fund            9,107,701        31,863,573
Hartford Equity Income HLS Fund                 16,991,307        35,654,857

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                             PURCHASES          PROCEEDS
SUB-ACCOUNT                                   AT COST          FROM SALES
----------------------------------------------------------------------------
Huntington VA Income Equity Fund                $4,258,296        $6,760,938
Huntington VA Dividend Capture Fund              5,172,382         7,394,618
Huntington VA Growth Fund                        2,349,387         3,654,642
Huntington VA Mid Corp America Fund              1,821,955         4,126,681
Huntington VA New Economy Fund                   1,159,630         1,409,164
Huntington VA Rotating Markets Fund                897,865         1,423,391
Huntington VA International Equity Fund            962,932           767,824
Huntington VA Macro 100 Fund                        99,023           805,766
Huntington VA Mortgage Securities Fund             503,862           346,346
Huntington VA Situs Fund                           504,013           627,426
BlackRock Global Growth V.I. Fund                   41,345            85,347
BlackRock Large Cap Growth V.I. Fund                40,613            18,295
Van Kampen UIF U.S. Real Estate
 Portfolio                                         320,309           189,472
Equity and Income                                   99,501           117,002
Mid Cap Growth                                     217,869           141,756
MTB Large Cap Growth Fund II                        50,217            51,015
MTB Large Cap Value Fund II                         48,775            73,707
MTB Managed Allocation Fund -- Moderate
 Growth II                                         359,462           275,177
MTB Managed Allocation Fund --
 Aggressive Growth II                                1,073               101
MTB Managed Allocation Fund --
 Conservative Growth II                              2,323                12
Columbia Marsico International
 Opportunities Fund VS                           9,324,125        10,840,515
Columbia High Yield Fund VS                      3,069,086         6,067,986
Columbia Marsico Focused Equities Fund
 VS                                             10,351,598        15,086,648
Columbia Marsico Growth Fund VS                  1,389,755         9,823,896
Columbia Marsico 21st Century Fund VS            1,228,263         4,098,169
Columbia Marsico Midcap Growth Fund VS           4,587,666         5,400,576
Oppenheimer Global Securities Fund                 238,273           220,833
Putnam VT Small Cap Value                          150,287           157,191
PIMCO VIT Real Return                            1,358,719           909,385
Pioneer Fund VCT Portfolio                       4,029,131        24,892,931
Pioneer VCT Oak Ridge Large Cap Growth
 Portfolio                                       1,123,239         3,367,208
Pioneer Mid Cap Value VCT Portfolio                106,480           129,905
Jennison 20/20 Focus Portfolio                     245,175           309,677
Jennison Portfolio                                 108,802           377,770
Prudential Value Portfolio                         250,837           153,955
Prudential Series International Growth             213,976           153,151
Royce Small-Cap Portfolio                          569,315           333,872
Western Asset Government Money Market
 Fund                                                  404             1,892
Legg Mason Partners Appreciation Fund                6,217             1,429
Western Asset Money Market Fund                      6,158            11,518
UBS Series Trust -- U.S. Allocation
 Portfolio                                         783,419         3,806,040
Victory Variable Insurance Diversified
 Stock Fund                                        387,868           571,270
Comstock                                            44,066            69,031
Wells Fargo Advantage VT Asset
 Allocation Fund                                    34,807             5,316
Wells Fargo Advantage VT Total Return
 Bond Fund                                           7,981            39,467
Wells Fargo Advantage VT Equity Income
 Fund                                               26,263            14,600
Wells Fargo Advantage VT International
 Core Fund                                          57,591             7,559
Wells Fargo Advantage VT Large Company
 Growth Fund                                        22,899            24,413

-------------------------------------------------------------------------------

                                             PURCHASES          PROCEEDS
SUB-ACCOUNT                                   AT COST          FROM SALES
----------------------------------------------------------------------------
Wells Fargo Advantage VT Small Cap
 Growth Fund                                       $16,331            $3,324
RidgeWorth Variable Trust Large Cap
 Growth Stock Fund                                 752,484         1,092,828
RidgeWorth Variable Trust Large Cap Core
 Equity Fund                                       548,139           926,093
RidgeWorth Variable Trust Mid-Cap Core
 Equity Fund                                       318,502           561,708
RidgeWorth Variable Trust Large Cap
 Value Equity Fund                                 344,019           555,687
                                          ----------------  ----------------
                                            $2,337,149,230    $4,004,713,576
                                          ================  ================

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2008 were as follows:

                                   UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                       ISSUED        REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
American Century(R) VP
 Capital Appreciation Fund           698,640      1,003,566        (304,926)
AllianceBernstein
 International Value Fund             43,184        125,841         (82,657)
AIM V.I. Capital Appreciation
 Fund                                210,036      1,470,642      (1,260,606)
AIM V.I. Core Equity Fund            151,008      3,400,995      (3,249,987)
AIM V.I. High Yield Fund             223,689      1,534,735      (1,311,046)
AllianceBernstein VP Growth
 and Income Portfolio                171,403        655,843        (484,440)
AllianceBernstein VPS
 Intermediate Bond Portfolio         831,367      2,400,659      (1,569,292)
American Funds Growth Fund            12,868          6,851           6,017
BB&T Mid Cap Growth VIF            1,099,498      4,473,991      (3,374,493)
BB&T Capital Manager Equity
 VIF                                 268,624      2,542,966      (2,274,342)
BB&T Large Cap VIF                 1,897,874     17,504,954     (15,607,080)
BB&T Special Opportunities
 Equity VIF                        1,655,559      1,748,280         (92,721)
BB&T Total Return Bond VIF         2,304,978        949,420       1,355,558
Calvert Social Balanced
 Portfolio                            65,209        157,957         (92,748)
Columbia Asset Allocation
 Fund VS                             415,759      2,515,923      (2,100,164)
Columbia Small Company Growth
 Fund VS                           1,453,795      3,538,252      (2,084,457)
Columbia Large Cap Value Fund
 VS                                1,503,100      5,847,757      (4,344,657)
Evergreen VA Diversified
 Capital Builder Fund                499,632      2,238,770      (1,739,138)
Evergreen VA Growth Fund             502,060      1,858,876      (1,356,816)
Evergreen VA International
 Equity Fund                       1,587,897      5,107,350      (3,519,453)
Evergreen VA Omega Fund            1,172,871      3,539,267      (2,366,396)
Evergreen VA Special Values
 Fund                              1,725,064      4,533,956      (2,808,892)
Evergreen VA High Income Fund              5         70,570         (70,565)
Evergreen VA Fundamental
 Large Cap Fund                      474,401      2,868,340      (2,393,939)
Fidelity(R) VIP Asset Manager
 (TM)                                365,235        486,977        (121,742)
Fidelity(R) VIP Growth               377,005        985,533        (608,528)
Fidelity(R) VIP Contrafund(R)        498,175      1,117,566        (619,391)
Fidelity(R) VIP Overseas             249,635        599,406        (349,771)
Franklin Income Securities
 Fund                                 26,342         26,665            (323)
Hartford Advisers HLS Fund        21,355,584    203,063,978    (181,708,394)
Hartford LargeCap Growth HLS
 Fund                                481,798        122,382         359,416
Hartford Total Return Bond
 HLS Fund                         48,547,390    140,934,702     (92,387,312)
Hartford Capital Appreciation
 HLS Fund                         39,861,460    165,646,865    (125,785,405)
Hartford Dividend and Growth
 HLS Fund                         32,250,698    157,348,456    (125,097,758)
Hartford Fundamental Growth
 HLS Fund                         11,894,677     11,874,660          20,017
Hartford Global Advisers HLS
 Fund                              7,610,035     15,174,622      (7,564,587)

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                       ISSUED        REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
Hartford Global Equity HLS
 Fund                              6,168,540     58,641,245     (52,472,705)
Hartford Global Health HLS
 Fund                              1,508,281     12,435,967     (10,927,686)
Hartford Global Growth HLS
 Fund                             16,512,642     38,284,212     (21,771,570)
Hartford Disciplined Equity
 HLS Fund                         12,827,251     43,283,602     (30,456,351)
Hartford Growth HLS Fund          11,936,145     25,195,883     (13,259,738)
Hartford Growth Opportunities
 HLS Fund                         16,835,498     37,853,034     (21,017,536)
Hartford High Yield HLS Fund      12,345,518     41,910,722     (29,565,204)
Hartford Index HLS Fund            8,145,373     33,099,808     (24,954,435)
Hartford International Growth
 HLS Fund                         16,771,325     41,815,531     (25,044,206)
Hartford International Small
 Company HLS Fund                  5,849,058     20,330,372     (14,481,314)
Hartford International
 Opportunities HLS Fund           26,243,641     63,942,367     (37,698,726)
Hartford MidCap Growth HLS
 Fund                              1,004,790        316,702         688,088
Hartford Mid Cap HLS Fund            550,365     23,763,257     (23,212,892)
Hartford MidCap Value HLS
 Fund                              7,640,041     44,306,218     (36,666,177)
Hartford Money Market HLS
 Fund                            354,039,163    206,991,504     147,047,659
Hartford SmallCap Value HLS
 Fund                                634,252        286,870         347,382
Hartford Small Company HLS
 Fund                             10,302,161     37,499,489     (27,197,328)
Hartford SmallCap Growth HLS
 Fund                             11,817,972     29,827,677     (18,009,705)
Hartford Stock HLS Fund           22,013,004     95,421,173     (73,408,169)
Hartford U.S. Government
 Securities HLS Fund             204,827,400    172,673,458      32,153,942
Hartford Value HLS Fund           10,563,947     35,308,670     (24,744,723)
Hartford Value Opportunities
 HLS Fund                          6,124,987     25,582,156     (19,457,169)
Hartford Equity Income HLS
 Fund                              8,128,390     26,649,751     (18,521,361)
Huntington VA Income Equity
 Fund                              1,699,196      5,661,831      (3,962,635)
Huntington VA Dividend
 Capture Fund                      1,234,298      4,947,824      (3,713,526)
Huntington VA Growth Fund          1,373,469      3,835,330      (2,461,861)
Huntington VA Mid Corp
 America Fund                        678,394      2,347,027      (1,668,633)
Huntington VA New Economy
 Fund                                333,648        865,474        (531,826)
Huntington VA Rotating
 Markets Fund                        306,059        982,485        (676,426)
Huntington VA International
 Equity Fund                         554,196        527,027          27,169
Huntington VA Macro 100 Fund          73,663        850,107        (776,444)
Huntington VA Mortgage
 Securities Fund                     361,508        293,977          67,531
Huntington VA Situs Fund             390,353        510,963        (120,610)
BlackRock Global Growth V.I.
 Fund                                 23,596         65,846         (42,250)
BlackRock Large Cap Growth
 V.I. Fund                            35,317         17,657          17,660
Van Kampen UIF U.S. Real
 Estate Portfolio                     17,430         23,373          (5,943)
Equity and Income                      9,384         11,516          (2,132)
Mid Cap Growth                        15,089         14,693             396
MTB Large Cap Growth Fund II          52,679         38,836          13,843
MTB Large Cap Value Fund II           42,627         60,818         (18,191)
MTB Managed Allocation Fund
 -- Moderate Growth II                91,116        221,410        (130,294)
MTB Managed Allocation Fund
 -- Aggressive Growth II                  --             --              --
MTB Managed Allocation Fund
 -- Conservative Growth II               213             --             213
Columbia Marsico
 International Opportunities
 Fund VS                           1,603,378      5,419,804      (3,816,426)
Columbia High Yield Fund VS          853,377      3,993,773      (3,140,396)
Columbia Marsico Focused
 Equities Fund VS                    976,271      8,989,316      (8,013,045)
Columbia Marsico Growth Fund
 VS                                  852,301      5,970,039      (5,117,738)
Columbia Marsico 21st Century
 Fund VS                             970,269      3,638,443      (2,668,174)

-------------------------------------------------------------------------------

                                   UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                       ISSUED        REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
Columbia Marsico Midcap
 Growth Fund VS                    2,509,710      5,684,079      (3,174,369)
Oppenheimer Global Securities
 Fund                                 22,442         23,171            (729)
Putnam VT Small Cap Value             13,650         20,557          (6,907)
PIMCO VIT Real Return                119,962         85,996          33,966
Pioneer Fund VCT Portfolio         1,074,007     23,016,267     (21,942,260)
Pioneer VCT Oak Ridge Large
 Cap Growth Portfolio                681,122      3,441,982      (2,760,860)
Pioneer Mid Cap Value VCT
 Portfolio                            11,399         14,353          (2,954)
Jennison 20/20 Focus
 Portfolio                           142,421        212,573         (70,152)
Jennison Portfolio                   199,503        488,482        (288,979)
Prudential Value Portfolio            54,462        115,003         (60,541)
Prudential Series
 International Growth                118,383        139,615         (21,232)
Royce Small-Cap Portfolio             55,745         40,600          15,145
Western Asset Government
 Money Market Fund                        --            536            (536)
Legg Mason Partners
 Appreciation Fund                        --              2              (2)
Western Asset Money Market
 Fund                                     --          2,494          (2,494)
UBS Series Trust -- U.S.
 Allocation Portfolio                470,061      3,525,684      (3,055,623)
Victory Variable Insurance
 Diversified Stock Fund               13,388         51,710         (38,322)
Comstock                               4,295          7,962          (3,667)
Wells Fargo Advantage VT
 Asset Allocation Fund                 1,578             48           1,530
Wells Fargo Advantage VT
 Total Return Bond Fund                2,351         30,811         (28,460)
Wells Fargo Advantage VT
 Equity Income Fund                    7,104         11,098          (3,994)
Wells Fargo Advantage VT
 International Core Fund              18,914          5,329          13,585
Wells Fargo Advantage VT
 Large Company Growth Fund            28,215         25,051           3,164
Wells Fargo Advantage VT
 Small Cap Growth Fund                 3,100          2,672             428
RidgeWorth Variable Trust
 Large Cap Growth Stock Fund         177,707        520,863        (343,156)
RidgeWorth Variable Trust
 Large Cap Core Equity Fund          161,389        424,976        (263,587)
RidgeWorth Variable Trust
 Mid-Cap Core Equity Fund             85,614        237,936        (152,322)
RidgeWorth Variable Trust
 Large Cap Value Equity Fund          92,373        272,060        (179,687)

    The changes in units outstanding for the year ended December 31, 2007 were as follows:

                                   UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                       ISSUED        REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
American Century(R) VP
 Capital Appreciation Fund           960,290        887,705          72,585
AllianceBernstein
 International Value Fund            206,386        151,712          54,674
AIM V.I. Capital Appreciation
 Fund                                181,263      1,553,435      (1,372,172)
AIM V.I. Core Equity Fund             91,614      3,784,351      (3,692,737)
AIM V.I. High Yield Fund             344,492      1,602,087      (1,257,595)
AllianceBernstein VP Global
 Bond Portfolio                      507,238        416,228          91,010
AllianceBernstein VP Growth
 and Income Portfolio                133,863        562,881        (429,018)
American Funds Growth Fund            30,567         13,828          16,739
BB&T Mid Cap Growth VIF            1,640,747      2,761,667      (1,120,920)
BB&T Capital Manager Equity
 VIF                                 486,965      1,478,515        (991,550)
BB&T Large Cap VIF                 7,192,474     19,594,932     (12,402,458)
BB&T Special Opportunities
 Equity VIF                        1,171,279      1,255,861         (84,582)
BB&T Total Return Bond VIF         1,602,023        801,383         800,640
Calvert Social Balanced
 Portfolio                            62,449        230,421        (167,972)
Columbia Asset Allocation
 Fund VS                           1,431,532      1,626,701        (195,169)
Columbia Small Company Growth
 Fund VS                           1,044,114      2,861,240      (1,817,126)

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                       ISSUED        REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
Columbia Large Cap Value Fund
 VS                                2,492,193      5,659,591      (3,167,398)
Evergreen VA Balanced Fund           470,312      1,553,792      (1,083,480)
Evergreen VA Growth Fund             199,831      2,143,620      (1,943,789)
Evergreen VA International
 Equity Fund                       1,230,179      4,155,989      (2,925,810)
Evergreen VA Omega Fund              543,240      2,521,403      (1,978,163)
Evergreen VA Special Values
 Fund                              1,597,140      2,695,087      (1,097,947)
Evergreen VA High Income Fund         36,537         27,916           8,621
Evergreen VA Fundamental
 Large Cap Fund                      468,680      3,327,005      (2,858,325)
Fidelity(R) VIP Asset Manager
 (TM)                                256,939        670,422        (413,483)
Fidelity(R) VIP Growth               505,791      1,896,053      (1,390,262)
Fidelity(R) VIP Contrafund(R)        515,529      1,942,992      (1,427,463)
Fidelity(R) VIP Overseas             407,801        839,313        (431,512)
Franklin Income Securities
 Fund                                 93,457         33,707          59,750
Hartford Advisers HLS Fund        19,728,614    172,221,327    (152,492,713)
Hartford Total Return Bond
 HLS Fund                         47,933,804     62,462,275     (14,528,471)
Hartford Capital Appreciation
 HLS Fund                         18,904,040    122,093,612    (103,189,572)
Hartford Dividend and Growth
 HLS Fund                         28,347,757    111,811,592     (83,463,835)
Hartford Fundamental Growth
 HLS Fund                          6,889,521      5,994,560         894,961
Hartford Global Advisers HLS
 Fund                              4,573,467     10,941,651      (6,368,184)
Hartford Global
 Communications HLS Fund             128,572      1,207,218      (1,078,646)
Hartford Global Financial
 Services HLS Fund                   548,090      2,211,629      (1,663,539)
Hartford Global Health HLS
 Fund                              1,084,586     10,948,974      (9,864,388)
Hartford Global Growth HLS
 Fund                             10,315,535     28,535,572     (18,220,037)
Hartford Global Technology
 HLS Fund                          1,143,850     13,647,702     (12,503,852)
Hartford Disciplined Equity
 HLS Fund                         12,330,685     31,635,267     (19,304,582)
Hartford Growth HLS Fund           8,275,358     20,629,582     (12,354,224)
Hartford Growth Opportunities
 HLS Fund                         24,287,511     24,018,795         268,716
Hartford High Yield HLS Fund      12,676,467     29,415,716     (16,739,249)
Hartford Index HLS Fund            5,476,416     31,353,829     (25,877,413)
Hartford International Growth
 HLS Fund                         23,032,347     23,081,535         (49,188)
Hartford International Small
 Company HLS Fund                 10,258,455     14,763,242      (4,504,787)
Hartford International
 Opportunities HLS Fund           19,734,488     46,169,188     (26,434,700)
Hartford Mid Cap HLS Fund            563,694     26,120,291     (25,556,597)
Hartford MidCap Value HLS
 Fund                              5,572,254     32,685,743     (27,113,489)
Hartford Money Market HLS
 Fund                            239,569,835    181,713,578      57,856,257
Hartford Mortgage Securities
 HLS Fund                          4,025,103     18,794,170     (14,769,067)
Hartford Small Company HLS
 Fund                              9,261,629     30,972,573     (21,710,944)
Hartford SmallCap Growth HLS
 Fund                             10,235,230     25,730,512     (15,495,282)
Hartford Stock HLS Fund           11,349,321     88,628,413     (77,279,092)
Hartford U.S. Government
 Securities HLS Fund              40,199,773     42,474,461      (2,274,688)
Hartford Value HLS Fund           11,672,370     22,613,899     (10,941,529)
Hartford Value Opportunities
 HLS Fund                         11,244,403     18,055,396      (6,810,993)
Hartford Equity Income HLS
 Fund                             11,577,795     14,195,640      (2,617,845)
Huntington VA Income Equity
 Fund                              1,090,399      3,595,797      (2,505,398)
Huntington VA Dividend
 Capture Fund                      1,092,055      3,430,677      (2,338,622)
Huntington VA Growth Fund            729,586      3,139,905      (2,410,319)
Huntington VA Mid Corp
 America Fund                        544,935      1,961,618      (1,416,683)
Huntington VA New Economy
 Fund                                310,335        637,185        (326,850)

-------------------------------------------------------------------------------

                                   UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                       ISSUED        REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
Huntington VA Rotating
 Markets Fund                        377,142        696,268        (319,126)
Huntington VA International
 Equity Fund                       1,029,382        249,504         779,878
Huntington VA Macro 100 Fund         410,385        827,819        (417,434)
Huntington VA Mortgage
 Securities Fund                     525,636        502,812          22,824
Huntington VA Situs Small Cap
 Fund                                402,009        500,635         (98,626)
BlackRock Global Growth V.I.
 Fund                                  4,573         54,148         (49,575)
BlackRock Large Cap Growth
 V.I. Fund                             9,058         54,967         (45,909)
Van Kampen UIF U.S Real
 Estate Portfolio                     50,775         64,899         (14,124)
Equity and Income                     30,412          2,190          28,222
Mid Cap Growth                        14,738         10,708           4,030
MTB Large Cap Growth Fund II          28,700         28,386             314
MTB Large Cap Value Fund II           54,273         30,075          24,198
MTB Managed Allocation Fund
 -- Moderate Growth II                59,068        228,364        (169,296)
MTB Managed Allocation Fund
 -- Aggressive Growth II                  --             --              --
Columbia Marsico
 International Opportunities
 Fund VS                           1,508,808      4,706,237      (3,197,429)
Columbia High Yield Fund VS        1,084,057      2,934,374      (1,850,317)
Columbia Marsico Focused
 Equities Fund VS                    650,817     11,172,249     (10,521,432)
Columbia Marsico Growth Fund
 VS                                1,256,232      7,918,483      (6,662,251)
Columbia Marsico 21st Century
 Fund VS                           2,183,394      3,068,891        (885,497)
Columbia Marsico Midcap
 Growth Fund VS                    1,985,626      5,356,725      (3,371,099)
Oppenheimer Global Securities
 Fund                                 43,680          7,950          35,730
Putnam Small Cap Value                24,801         17,575           7,226
PIMCO VIT Real Return                 60,268          6,558          53,710
Pioneer Fund VCT Portfolio        33,519,829     54,159,214     (20,639,385)
Pioneer VCT Oak Ridge Large
 Cap Growth Portfolio                779,013      2,341,335      (1,562,322)
Pioneer Mid Cap Value VCT
 Portfolio                            20,126          9,194          10,932
Jennison 20/20 Focus
 Portfolio                            59,796        279,898        (220,102)
Jennison Portfolio                    63,388        204,501        (141,113)
Prudential Value Portfolio           199,523        283,817         (84,294)
Prudential Series
 International Growth                 68,656        109,810         (41,154)
Royce Small-Cap Portfolio             62,470         10,107          52,363
Western Asset Government
 Money Market Fund                        --            545            (545)
Legg Mason Partners
 Appreciation Fund                        --          1,600          (1,600)
Western Asset Money Market
 Fund                                     --             48             (48)
UBS Series Trust - U.S.
 Allocation Portfolio                321,204      3,149,718      (2,828,514)
Victory Variable Insurance
 Diversified Stock Fund               12,911         40,757         (27,846)
Comstock                              12,087          5,714           6,373
Wells Fargo Advantage VT
 Asset Allocation Fund                 2,197             67           2,130
Wells Fargo Advantage VT
 Total Return Bond Fund               10,278          2,815           7,463
Wells Fargo Advantage VT
 Equity Income Fund                    7,257          2,850           4,407
Wells Fargo Advantage VT
 International Core Fund              23,834         22,321           1,513
Wells Fargo Advantage VT
 Large Company Growth Fund            12,750          9,955           2,795
Wells Fargo Advantage VT
 Small Cap Growth Fund                 4,822          8,184          (3,362)
STI Classic VT Large Cap
 Growth Stock Fund                    56,742        399,018        (342,276)
STI Classic VT Large Cap Core
 Equity Fund                          44,521        200,852        (156,331)
STI Classic VT Mid-Cap Core
 Equity Fund                          29,326         64,576         (35,250)
STI Classic VT Large Cap
 Value Equity Fund                    44,355        318,426        (274,071)

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units owned by participants, unit fair value, contract owners' equity, expense ratios and total return showing the minimum and maximum contract charges for each series in each Sub-Account that has issued or outstanding units during the reporting period.

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VP CAPITAL
 APPRECIATION FUND
 2008  Lowest contract charges                   83,586       $1.304625          $109,048
    Highest contract charges                    330,974        1.269495           420,170
    Remaining contract charges                2,404,142              --         2,972,715
 2007  Lowest contract charges                  106,620        2.441276           260,288
    Highest contract charges                    413,329        2.388700           987,320
    Remaining contract charges                2,603,679              --         6,059,232
 2006  Lowest contract charges                   90,274        1.686113           152,212
    Highest contract charges                    448,225        1.658885           743,553
    Remaining contract charges                2,512,544              --         4,085,960
 2005  Lowest contract charges                  101,611        1.448536           147,187
    Highest contract charges                    349,120        1.432998           500,288
    Remaining contract charges                2,529,839              --         3,547,756
 2004  Lowest contract charges                   69,467        1.195042            83,016
    Highest contract charges                    344,090        1.188741           409,034
    Remaining contract charges                2,161,965              --         2,513,972
ALLIANCEBERNSTEIN INTERNATIONAL VALUE
 FUND
 2008  Lowest contract charges                  145,589        5.661721           824,287
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  228,246       12.271749         2,800,980
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  173,572       11.769020         2,042,768
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AMERICAN CENTURY(R) VP CAPITAL
 APPRECIATION FUND
 2008  Lowest contract charges                0.70%                --              (46.56)%
    Highest contract charges                  1.26%                --              (46.85)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.70%                --               44.79%
    Highest contract charges                  1.24%                --               43.99%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.70%                --               16.40%
    Highest contract charges                  1.25%                --               15.76%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.70%                --               21.21%
    Highest contract charges                  1.25%                --               20.55%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.73%                --                6.83%
    Highest contract charges                  1.24%                --                3.25%
    Remaining contract charges                  --                 --                  --
ALLIANCEBERNSTEIN INTERNATIONAL VALUE
 FUND
 2008  Lowest contract charges                1.26%              0.89%             (53.86)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              1.08%               4.27%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.90%              0.13%              17.20%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND
 2008  Lowest contract charges                2,709,322       $0.687060        $1,861,467
    Highest contract charges                     12,131        0.649854             7,883
    Remaining contract charges                1,010,126              --           675,671
 2007  Lowest contract charges                3,598,297        1.209791         4,353,188
    Highest contract charges                     52,326        1.047065            54,788
    Remaining contract charges                1,341,562              --         1,593,949
 2006  Lowest contract charges                4,725,630        1.093620         5,168,044
    Highest contract charges                     64,642        0.952215            61,552
    Remaining contract charges                1,574,085              --         1,695,167
 2005  Lowest contract charges                5,345,357        1.041752         5,568,537
    Highest contract charges                     63,542        0.912509            57,983
    Remaining contract charges                1,745,628              --         1,795,453
 2004  Lowest contract charges                6,332,460        0.969208         6,137,469
    Highest contract charges                     25,318        0.854079            21,624
    Remaining contract charges                2,079,808              --         1,993,610
AIM V.I. CORE EQUITY FUND
 2008  Lowest contract charges                4,922,072        0.758567         3,733,722
    Highest contract charges                     23,323        0.721564            16,829
    Remaining contract charges                1,872,137              --         1,387,467
 2007  Lowest contract charges                7,452,120        1.099532         8,193,845
    Highest contract charges                      9,732        1.052725            10,245
    Remaining contract charges                2,605,667              --         2,813,945
 2006  Lowest contract charges               10,620,124        1.029777        10,936,359
    Highest contract charges                      9,738        0.992365             9,664
    Remaining contract charges                3,130,394              --         3,175,150
AIM V.I. HIGH YIELD FUND
 2008  Lowest contract charges                1,362,940        0.779585         1,062,528
    Highest contract charges                     12,479        0.737411             9,202
    Remaining contract charges                  690,334              --           553,159
 2007  Lowest contract charges                2,261,555        1.062361         2,402,588
    Highest contract charges                     34,401        1.012460            34,829
    Remaining contract charges                1,080,843              --         1,145,178
 2006  Lowest contract charges                3,348,187        1.062502         3,557,456
    Highest contract charges                     10,162        1.020226            10,367
    Remaining contract charges                1,276,045              --         1,352,309
 2005  Lowest contract charges                4,988,764        0.971542         4,846,794
    Highest contract charges                     10,933        0.939908            10,276
    Remaining contract charges                1,270,640              --         1,224,484
 2004  Lowest contract charges                5,263,359        0.957756         5,041,016
    Highest contract charges                     11,738        0.933538            10,958
    Remaining contract charges                1,465,766              --         1,392,965

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND
 2008  Lowest contract charges                1.26%                --              (43.21)%
    Highest contract charges                  1.97%                --              (43.63)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%                --               10.62%
    Highest contract charges                  1.85%                --                9.96%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              0.06%               4.98%
    Highest contract charges                  1.85%              0.06%               4.35%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.06%               7.49%
    Highest contract charges                  1.84%              0.07%               6.84%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%                --                5.30%
    Highest contract charges                  1.83%                --                4.67%
    Remaining contract charges                  --                 --                  --
AIM V.I. CORE EQUITY FUND
 2008  Lowest contract charges                1.26%              1.92%             (31.01)%
    Highest contract charges                  1.90%              2.88%             (31.46)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.96%               6.77%
    Highest contract charges                  1.89%              1.12%               6.08%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              0.54%               8.38%
    Highest contract charges                  1.29%              0.58%               7.91%
    Remaining contract charges                  --                 --                  --
AIM V.I. HIGH YIELD FUND
 2008  Lowest contract charges                1.25%              7.82%             (26.62)%
    Highest contract charges                  2.01%              5.13%             (27.17)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              5.86%              (0.01)%
    Highest contract charges                  1.99%              9.34%              (0.76)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              7.30%               9.36%
    Highest contract charges                  2.00%              8.48%               8.55%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              8.54%               1.44%
    Highest contract charges                  1.99%              8.66%               0.68%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              2.94%               9.87%
    Highest contract charges                  1.99%              2.95%               9.05%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges                   25,079       $0.869995           $21,819
    Highest contract charges                     14,395        0.812687            11,699
    Remaining contract charges                2,349,675              --         1,989,856
 2007  Lowest contract charges                   59,087        1.483926            87,680
    Highest contract charges                     13,857        1.398037            19,372
    Remaining contract charges                2,800,645              --         4,063,865
 2006  Lowest contract charges                   76,611        1.431509           109,669
    Highest contract charges                     14,232        1.360165            19,358
    Remaining contract charges                3,211,764              --         4,511,624
 2005  Lowest contract charges                   80,405        1.237832            99,528
    Highest contract charges                     14,732        1.186183            17,475
    Remaining contract charges                3,873,707              --         4,706,615
 2004  Lowest contract charges                   54,909        1.197124            65,735
    Highest contract charges                     15,219        1.156961            17,607
    Remaining contract charges                3,721,614              --         4,385,159
ALLIANCEBERNSTEIN VPS INTERMEDIATE
 BOND PORTFOLIO
 2008  Lowest contract charges                   13,089        9.296380           121,681
    Highest contract charges                        353        9.222976             3,251
    Remaining contract charges                  215,340              --         1,998,426
AMERICAN FUNDS GROWTH FUND
 2008  Lowest contract charges                   34,846        6.434415           224,215
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   28,829       11.628755           335,249
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   12,090       10.480791           126,712
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
ALLIANCEBERNSTEIN VP GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges                1.16%              2.21%             (41.37)%
    Highest contract charges                  2.01%              1.75%             (41.87)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.15%               3.66%
    Highest contract charges                  1.99%              1.20%               2.78%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.19%              15.65%
    Highest contract charges                  2.00%              1.15%              14.67%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              1.20%               3.40%
    Highest contract charges                  2.00%              1.26%               2.53%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.13%              0.65%               9.95%
    Highest contract charges                  1.95%                --                9.02%
    Remaining contract charges                  --                 --                  --
ALLIANCEBERNSTEIN VPS INTERMEDIATE
 BOND PORTFOLIO
 2008  Lowest contract charges                0.91%                --               (6.87)%
    Highest contract charges                  1.70%                --               (7.50)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GROWTH FUND
 2008  Lowest contract charges                1.25%              0.95%             (44.67)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.24%              0.93%              10.95%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.90%              1.08%               4.75%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
BB&T MID CAP GROWTH VIF
 2008  Lowest contract charges                1,393,867       $0.968110        $1,349,416
    Highest contract charges                    105,850        0.917804            97,150
    Remaining contract charges                5,791,048              --         5,556,477
 2007  Lowest contract charges                1,956,507        2.031000         3,973,667
    Highest contract charges                      3,811        2.196731             8,372
    Remaining contract charges                8,704,940              --        17,592,441
 2006  Lowest contract charges                1,964,026        1.521650         2,988,559
    Highest contract charges                     31,024        1.664020            51,623
    Remaining contract charges                9,791,128              --        14,847,566
 2005  Lowest contract charges                1,894,083        1.490627         2,823,371
    Highest contract charges                     32,480        1.644827            53,424
    Remaining contract charges               11,104,636              --        16,539,223
 2004  Lowest contract charges                1,876,636        1.318301         2,473,973
    Highest contract charges                     34,008        1.467816            49,918
    Remaining contract charges               10,008,255              --        13,193,940
BB&T CAPITAL MANAGER EQUITY VIF
 2008  Lowest contract charges                1,711,547        0.723200         1,237,791
    Highest contract charges                    106,630        0.684512            72,990
    Remaining contract charges                4,287,577              --         3,130,589
 2007  Lowest contract charges                1,985,100        1.184223         2,350,801
    Highest contract charges                     24,868        1.616968            40,211
    Remaining contract charges                6,370,128              --         7,617,615
 2006  Lowest contract charges                2,155,237        1.173652         2,529,499
    Highest contract charges                     27,263        1.617024            44,085
    Remaining contract charges                7,189,146              --         8,541,622
 2005  Lowest contract charges                2,141,650        1.025898         2,197,114
    Highest contract charges                     28,482        1.426229            40,622
    Remaining contract charges                7,229,708              --         7,537,158
 2004  Lowest contract charges                1,541,663        0.971988         1,498,476
    Highest contract charges                     30,207        1.363497            41,187
    Remaining contract charges                6,903,775              --         6,812,501

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
BB&T MID CAP GROWTH VIF
 2008  Lowest contract charges                1.16%                --              (52.33)%
    Highest contract charges                  1.95%                --              (52.71)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%                --               33.47%
    Highest contract charges                  2.08%                --               32.21%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.42%               2.08%
    Highest contract charges                  2.05%              0.43%               1.17%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%                --               13.07%
    Highest contract charges                  2.04%                --               12.06%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.15%                --               15.86%
    Highest contract charges                  2.04%                --               14.82%
    Remaining contract charges                  --                 --                  --
BB&T CAPITAL MANAGER EQUITY VIF
 2008  Lowest contract charges                1.15%              1.39%             (38.93)%
    Highest contract charges                  1.96%              1.01%             (39.42)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              2.63%               0.90%
    Highest contract charges                  2.05%              2.57%                 --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.08%              14.40%
    Highest contract charges                  2.05%              1.08%              13.38%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              1.60%               5.55%
    Highest contract charges                  2.04%              1.46%               4.60%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.14%              0.93%              10.63%
    Highest contract charges                  2.04%              0.82%               9.64%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
BB&T LARGE CAP VIF
 2008  Lowest contract charges                2,065,772       $1.060141        $2,190,009
    Highest contract charges                     43,459        0.973003            42,286
    Remaining contract charges               26,124,401              --        27,139,818
 2007  Lowest contract charges                3,108,174        1.713950         5,327,255
    Highest contract charges                     72,955        1.589700           115,976
    Remaining contract charges               40,659,583              --        68,562,603
 2006  Lowest contract charges                2,664,998        1.841882         4,908,613
    Highest contract charges                     61,354        1.726385           105,921
    Remaining contract charges               43,989,414              --        80,047,014
 2005  Lowest contract charges                2,351,428        1.536222         3,612,316
    Highest contract charges                     48,092        1.455089            69,979
    Remaining contract charges               50,561,931              --        76,949,445
 2004  Lowest contract charges                1,916,169        1.453613         2,785,369
    Highest contract charges                     29,919        1.391372            41,628
    Remaining contract charges               54,602,008              --        78,840,621
BB&T SPECIAL OPPORTUNITIES
 EQUITY VIF
 2008  Lowest contract charges                2,851,441        1.151245         3,282,708
    Highest contract charges                     58,215        1.098924            63,974
    Remaining contract charges                3,360,292              --         3,792,416
 2007  Lowest contract charges                2,845,353        1.756853         4,998,867
    Highest contract charges                     66,191        1.694734           112,176
    Remaining contract charges                3,451,125              --         5,970,314
 2006  Lowest contract charges                2,657,128        1.567011         4,163,749
    Highest contract charges                     66,704        1.527542           101,895
    Remaining contract charges                3,723,419              --         5,772,682
 2005  Lowest contract charges                3,167,861        1.271051         4,026,513
    Highest contract charges                     51,215        1.252108            64,127
    Remaining contract charges                3,936,313              --         4,971,728
 2004  Lowest contract charges                1,146,976        1.209632         1,387,421
    Highest contract charges                     17,108        1.204174            20,601
    Remaining contract charges                1,315,284              --         1,587,650

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
BB&T LARGE CAP VIF
 2008  Lowest contract charges                1.16%              1.55%             (38.15)%
    Highest contract charges                  2.21%              1.59%             (38.79)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.95%              (6.95)%
    Highest contract charges                  2.19%              1.96%              (7.92)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.34%              19.90%
    Highest contract charges                  2.20%              1.41%              18.65%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              1.98%               5.68%
    Highest contract charges                  2.19%              2.09%               4.58%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.15%              2.00%              11.88%
    Highest contract charges                  2.17%              2.50%              10.72%
    Remaining contract charges                  --                 --                  --
BB&T SPECIAL OPPORTUNITIES
 EQUITY VIF
 2008  Lowest contract charges                1.15%              0.13%             (34.47)%
    Highest contract charges                  2.21%              0.12%             (35.16)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%                --               12.12%
    Highest contract charges                  2.19%                --               10.95%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.05%              23.29%
    Highest contract charges                  2.20%              0.06%              22.00%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%                --                5.08%
    Highest contract charges                  2.18%                --                3.98%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.49%                --               20.96%
    Highest contract charges                  0.94%                --               20.42%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
BB&T TOTAL RETURN BOND VIF
 2008  Lowest contract charges                1,995,728       $1.127745        $2,250,672
    Highest contract charges                    561,631        1.088487           611,328
    Remaining contract charges                1,303,903              --         1,442,065
 2007  Lowest contract charges                1,653,322        1.103453         1,824,363
    Highest contract charges                    133,172        1.073588           142,972
    Remaining contract charges                  719,210              --           782,099
 2006  Lowest contract charges                  981,148        1.048296         1,028,534
    Highest contract charges                    122,645        1.028105           126,092
    Remaining contract charges                  601,271              --           623,359
 2005  Lowest contract charges                  991,885        1.024796         1,016,480
    Highest contract charges                    185,294        1.013127           187,727
    Remaining contract charges                  639,235              --           650,796
 2004  Lowest contract charges                  198,559        1.013539           201,247
    Highest contract charges                     98,811        1.010047            99,804
    Remaining contract charges                  176,294              --           178,407
CALVERT SOCIAL BALANCED PORTFOLIO
 2008  Lowest contract charges                   28,896        2.395674            69,226
    Highest contract charges                    138,633        2.260639           313,399
    Remaining contract charges                  586,192              --         1,325,681
 2007  Lowest contract charges                   23,338        3.512882            81,984
    Highest contract charges                    164,339        3.333187           547,773
    Remaining contract charges                  658,792              --         2,196,605
 2006  Lowest contract charges                   23,198        3.442632            79,861
    Highest contract charges                    205,816        3.284534           676,005
    Remaining contract charges                  785,427              --         2,581,556
 2005  Lowest contract charges                   32,698        3.187247           104,215
    Highest contract charges                    195,697        3.057638           598,371
    Remaining contract charges                  949,587              --         2,905,051
 2004  Lowest contract charges                   37,434        3.037979           113,724
    Highest contract charges                    189,326        2.930509           554,821
    Remaining contract charges                  975,062              --         2,858,631

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
BB&T TOTAL RETURN BOND VIF
 2008  Lowest contract charges                1.15%              4.12%               2.20%
    Highest contract charges                  1.94%              4.07%               1.39%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              4.30%               5.26%
    Highest contract charges                  1.95%              4.34%               4.42%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              4.32%               2.29%
    Highest contract charges                  1.95%              4.31%               1.48%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              4.18%               1.11%
    Highest contract charges                  1.93%              3.95%               0.31%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.46%              1.08%               1.35%
    Highest contract charges                  0.82%              1.15%               1.01%
    Remaining contract charges                  --                 --                  --
CALVERT SOCIAL BALANCED PORTFOLIO
 2008  Lowest contract charges                0.70%              2.61%             (31.80)%
    Highest contract charges                  1.25%              2.30%             (32.18)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.70%              2.45%               2.04%
    Highest contract charges                  1.25%              2.14%               1.48%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.70%              2.05%               8.01%
    Highest contract charges                  1.25%              2.43%               7.42%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.70%              1.69%               4.91%
    Highest contract charges                  1.25%              1.85%               4.34%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.70%              1.63%               7.50%
    Highest contract charges                  1.21%              2.30%               5.93%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND VS
 2008  Lowest contract charges                2,711,059       $0.890486        $2,414,160
    Highest contract charges                     33,188        0.834169            27,684
    Remaining contract charges                2,302,071              --         1,986,107
 2007  Lowest contract charges                4,497,187        1.258007         5,657,493
    Highest contract charges                     33,190        1.189120            39,467
    Remaining contract charges                2,616,105              --         3,208,284
 2006  Lowest contract charges                4,640,164        1.166797         5,414,129
    Highest contract charges                     31,888        1.112869            35,488
    Remaining contract charges                2,669,599              --         3,048,152
 2005  Lowest contract charges                5,306,107        1.080659         5,734,092
    Highest contract charges                     30,545        1.040043            31,768
    Remaining contract charges                2,847,419              --         3,020,369
 2004  Lowest contract charges                6,388,558        1.047513         6,692,097
    Highest contract charges                     31,721        1.017258            32,268
    Remaining contract charges                2,821,016              --         2,912,045
COLUMBIA SMALL COMPANY GROWTH FUND VS
 2008  Lowest contract charges                2,414,407        0.835439         2,017,090
    Highest contract charges                     67,167        0.757546            50,882
    Remaining contract charges                6,905,151              --         5,531,537
 2007  Lowest contract charges                3,451,240        1.429622         4,933,969
    Highest contract charges                    104,221        1.309405           136,468
    Remaining contract charges                7,915,721              --        10,924,433
 2006  Lowest contract charges                4,385,997        1.275885         5,596,028
    Highest contract charges                    194,334        1.216903           236,487
    Remaining contract charges                8,707,977              --        10,784,938
 2005  Lowest contract charges                5,210,434        1.150236         5,993,228
    Highest contract charges                    205,027        1.106971           226,959
    Remaining contract charges                9,419,904              --        10,562,297
 2004  Lowest contract charges                5,195,570        1.097579         5,702,551
    Highest contract charges                    189,774        1.065842           202,269
    Remaining contract charges                9,158,516              --         9,850,655

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND VS
 2008  Lowest contract charges                1.25%              3.53%             (29.22)%
    Highest contract charges                  2.15%              3.31%             (29.85)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              2.78%               7.82%
    Highest contract charges                  2.14%              2.79%               6.85%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              2.56%               5.19%
    Highest contract charges                  1.46%              2.51%               4.56%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.01%               3.16%
    Highest contract charges                  2.15%              0.02%               2.24%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              1.36%               6.87%
    Highest contract charges                  2.12%              2.62%               5.91%
    Remaining contract charges                  --                 --                  --
COLUMBIA SMALL COMPANY GROWTH FUND VS
 2008  Lowest contract charges                1.26%                --              (41.56)%
    Highest contract charges                  2.26%                --              (42.15)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%                --               12.05%
    Highest contract charges                  2.14%                --               10.93%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%                --               (5.14)%
    Highest contract charges                  1.46%                --               (5.71)%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%                --                4.80%
    Highest contract charges                  2.14%                --                3.86%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%                --                8.79%
    Highest contract charges                  2.13%                --                7.81%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND VS
 2008  Lowest contract charges                4,508,901       $0.908761        $4,097,513
    Highest contract charges                    114,364        0.781357            89,359
    Remaining contract charges               11,504,052              --        10,007,057
 2007  Lowest contract charges                6,383,130        1.462325         9,334,210
    Highest contract charges                    116,547        1.269992           148,014
    Remaining contract charges               13,972,297              --        19,691,887
 2006  Lowest contract charges                8,381,636        1.441285        12,080,326
    Highest contract charges                    294,933        1.374716           405,449
    Remaining contract charges               14,962,803              --        20,863,563
 2005  Lowest contract charges               10,274,583        1.235396        12,693,179
    Highest contract charges                    326,922        1.188988           388,706
    Remaining contract charges               15,627,027              --        18,763,038
 2004  Lowest contract charges               11,122,608        1.144176        12,726,223
    Highest contract charges                    347,760        1.111137           386,409
    Remaining contract charges               15,519,125              --        17,342,453
EVERGREEN VA DIVERSIFIED CAPITAL
 BUILDER FUND
 2008  Lowest contract charges                  165,897        0.599863            99,516
    Highest contract charges                     19,122        0.550506            10,527
    Remaining contract charges                3,897,637              --         2,236,348
 2007  Lowest contract charges                  204,216        1.113690           227,433
    Highest contract charges                     18,569        1.033389            19,189
    Remaining contract charges                5,599,009              --         5,995,686
 2006  Lowest contract charges                  229,041        1.055993           241,866
    Highest contract charges                     19,419        0.990679            19,241
    Remaining contract charges                6,656,814              --         6,789,814
 2005  Lowest contract charges                  119,079        0.972446           115,798
    Highest contract charges                     19,996        0.922388            18,444
    Remaining contract charges                7,531,993              --         7,075,000
 2004  Lowest contract charges                  119,414        0.934277           111,568
    Highest contract charges                     20,732        0.895985            18,575
    Remaining contract charges                8,844,586              --         7,992,337

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND VS
 2008  Lowest contract charges                1.26%              2.42%             (37.86)%
    Highest contract charges                  2.26%              2.43%             (38.48)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              1.42%               1.46%
    Highest contract charges                  2.17%                --                0.45%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              1.36%               7.76%
    Highest contract charges                  1.46%              1.37%               7.11%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%                --                7.97%
    Highest contract charges                  2.14%                --                7.01%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              1.23%              11.77%
    Highest contract charges                  2.13%              1.81%              10.77%
    Remaining contract charges                  --                 --                  --
EVERGREEN VA DIVERSIFIED CAPITAL
 BUILDER FUND
 2008  Lowest contract charges                1.15%                --              (46.14)%
    Highest contract charges                  2.26%                --              (46.73)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              3.93%               5.46%
    Highest contract charges                  2.24%              4.11%               4.31%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              3.14%               8.59%
    Highest contract charges                  2.25%              2.46%               7.40%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              2.36%               4.09%
    Highest contract charges                  2.24%              2.35%               2.95%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.15%              1.35%               5.09%
    Highest contract charges                  2.22%              1.93%               3.95%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
 2008  Lowest contract charges                  214,462       $0.922761          $197,897
    Highest contract charges                    304,975        0.619213           188,844
    Remaining contract charges                4,767,559              --         3,736,466
 2007  Lowest contract charges                  261,752        1.585578           415,028
    Highest contract charges                     99,122        1.075782           106,634
    Remaining contract charges                6,282,938              --         8,560,751
 2006  Lowest contract charges                  243,137        1.444366           351,179
    Highest contract charges                    114,661        0.990811           113,611
    Remaining contract charges                8,229,803              --        10,410,616
 2005  Lowest contract charges                  260,915        1.315864           343,329
    Highest contract charges                    112,937        0.912639           103,071
    Remaining contract charges               10,312,937              --        12,011,914
 2004  Lowest contract charges                   79,434        1.249582            99,260
    Highest contract charges                     47,612        0.876249            41,720
    Remaining contract charges                9,489,275              --        11,014,994
EVERGREEN VA INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                  639,497        1.325462           847,629
    Highest contract charges                    303,353        0.762859           231,415
    Remaining contract charges               12,580,516              --        12,296,362
 2007  Lowest contract charges                  691,607        2.291471         1,584,797
    Highest contract charges                    388,868        1.333469           518,543
    Remaining contract charges               15,962,344              --        27,300,919
 2006  Lowest contract charges                  651,293        2.015588         1,312,738
    Highest contract charges                    430,101        1.185895           510,054
    Remaining contract charges               18,887,235              --        29,017,420
 2005  Lowest contract charges                  689,661        1.655468         1,141,711
    Highest contract charges                    472,238        0.984776           465,048
    Remaining contract charges               21,137,327              --        26,884,680
 2004  Lowest contract charges                  307,411        1.443680           443,802
    Highest contract charges                    269,911        0.868284           234,360
    Remaining contract charges               18,682,775              --        22,175,467

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
EVERGREEN VA GROWTH FUND
 2008  Lowest contract charges                1.15%              0.03%             (41.80)%
    Highest contract charges                  2.25%              0.03%             (42.44)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%                --                9.78%
    Highest contract charges                  2.25%                --                8.58%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%                --                9.77%
    Highest contract charges                  2.25%                --                8.57%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%                --                5.30%
    Highest contract charges                  2.23%                --                4.15%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.14%                --               12.56%
    Highest contract charges                  2.22%                --               11.33%
    Remaining contract charges                  --                 --                  --
EVERGREEN VA INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                1.15%                --              (42.16)%
    Highest contract charges                  2.26%                --              (42.79)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              2.54%              13.69%
    Highest contract charges                  2.24%              2.39%              12.44%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              3.78%              21.75%
    Highest contract charges                  2.25%              3.74%              20.42%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              2.65%              14.67%
    Highest contract charges                  2.24%              2.59%              13.42%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.13%              3.28%              17.85%
    Highest contract charges                  2.20%              4.36%              16.56%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
 2008  Lowest contract charges                  148,778       $0.681644          $101,414
    Highest contract charges                     75,493        0.493531            37,258
    Remaining contract charges                5,977,182              --         3,449,306
 2007  Lowest contract charges                  153,622        0.947090           145,494
    Highest contract charges                     81,628        0.693326            56,595
    Remaining contract charges                8,332,599              --         6,785,656
 2006  Lowest contract charges                  152,909        0.855696           130,844
    Highest contract charges                     84,586        0.633346            53,570
    Remaining contract charges               10,308,517              --         7,589,378
 2005  Lowest contract charges                  156,352        0.816470           127,657
    Highest contract charges                     86,546        0.611009            52,880
    Remaining contract charges               12,752,025              --         9,017,086
 2004  Lowest contract charges                  129,393        0.795314           102,910
    Highest contract charges                     59,045        0.601763            35,531
    Remaining contract charges               14,975,575              --        10,491,896
EVERGREEN VA SPECIAL VALUES FUND
 2008  Lowest contract charges                  592,848        1.336782           792,509
    Highest contract charges                    134,368        0.966849           129,913
    Remaining contract charges                8,488,620              --        10,019,628
 2007  Lowest contract charges                  671,053        1.968555         1,321,004
    Highest contract charges                    303,031        1.439554           436,230
    Remaining contract charges               11,050,644              --        19,451,847
 2006  Lowest contract charges                  698,258        2.153172         1,503,469
    Highest contract charges                    308,959        1.591976           491,856
    Remaining contract charges               12,115,458              --        23,498,840
 2005  Lowest contract charges                  660,316        1.791931         1,183,241
    Highest contract charges                    314,920        1.339547           421,850
    Remaining contract charges               11,402,317              --        18,438,672
 2004  Lowest contract charges                  424,624        1.636527           694,911
    Highest contract charges                    243,981        1.236897           301,780
    Remaining contract charges                8,088,737              --        11,938,436

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
EVERGREEN VA OMEGA FUND
 2008  Lowest contract charges                1.15%                --              (28.03)%
    Highest contract charges                  2.26%                --              (28.82)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.54%              10.68%
    Highest contract charges                  2.24%              0.54%               9.47%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%                --                4.80%
    Highest contract charges                  2.25%                --                3.66%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              0.18%               2.66%
    Highest contract charges                  2.24%              0.15%               1.54%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.14%                --                5.99%
    Highest contract charges                  2.22%                --                4.83%
    Remaining contract charges                  --                 --                  --
EVERGREEN VA SPECIAL VALUES FUND
 2008  Lowest contract charges                1.15%              1.14%             (32.09)%
    Highest contract charges                  2.27%              0.77%             (32.84)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.47%              (8.57)%
    Highest contract charges                  2.25%              1.45%              (9.57)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.81%              20.16%
    Highest contract charges                  2.25%              0.78%              18.84%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              1.10%               9.50%
    Highest contract charges                  2.24%              1.06%               8.30%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.14%              1.93%              19.00%
    Highest contract charges                  2.22%              1.72%              17.70%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND
 2008  Lowest contract charges                   56,663       $1.033270           $58,548
    Highest contract charges                     13,607        1.017055            13,839
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  114,602        1.407752           161,331
    Highest contract charges                      4,201        1.373591             5,770
    Remaining contract charges                   22,032              --            30,591
 2006  Lowest contract charges                  105,860        1.386342           146,758
    Highest contract charges                      4,319        1.357435             5,862
    Remaining contract charges                   22,035              --            30,190
 2005  Lowest contract charges                  170,026        1.288444           219,069
    Highest contract charges                      4,812        1.266001             6,091
    Remaining contract charges                   23,131              --            29,512
 2004  Lowest contract charges                  171,469        1.285642           220,449
    Highest contract charges                      4,966        1.267677             6,295
    Remaining contract charges                   24,307              --            31,007
EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND
 2008  Lowest contract charges                  334,283        0.974565           325,780
    Highest contract charges                     72,272        0.872725            63,073
    Remaining contract charges                6,026,862              --         5,792,941
 2007  Lowest contract charges                  381,627        1.468101           560,267
    Highest contract charges                    121,247        1.329234           161,166
    Remaining contract charges                8,324,482              --        12,092,332
 2006  Lowest contract charges                  398,455        1.371376           546,432
    Highest contract charges                    136,095        1.255393           170,923
    Remaining contract charges               11,151,131              --        15,182,851
 2005  Lowest contract charges                  353,964        1.231220           435,807
    Highest contract charges                    156,761        1.139547           178,636
    Remaining contract charges               14,479,402              --        17,743,170
 2004  Lowest contract charges                  135,262        1.142503           154,539
    Highest contract charges                      2,072        1.069121             2,216
    Remaining contract charges               15,305,910              --        17,448,596

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND
 2008  Lowest contract charges                1.26%              7.07%             (26.60)%
    Highest contract charges                  1.46%              7.69%             (26.75)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              7.74%               1.54%
    Highest contract charges                  1.60%              7.60%               1.19%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              5.62%               7.60%
    Highest contract charges                  1.61%              6.89%               7.22%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              5.97%               0.22%
    Highest contract charges                  1.58%              7.66%              (0.13)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              5.72%               7.34%
    Highest contract charges                  1.60%              5.58%               6.96%
    Remaining contract charges                  --                 --                  --
EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND
 2008  Lowest contract charges                1.15%              1.41%             (33.62)%
    Highest contract charges                  2.26%              1.47%             (34.34)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.08%               7.05%
    Highest contract charges                  2.25%              1.07%               5.88%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.49%              11.38%
    Highest contract charges                  2.25%              1.22%              10.17%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              1.10%               7.77%
    Highest contract charges                  2.22%              1.32%               6.59%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.14%              1.67%               7.96%
    Highest contract charges                  2.21%              2.16%               6.78%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP ASSET MANAGER (TM)
 2008  Lowest contract charges                   55,816       $1.664255           $92,892
    Highest contract charges                    200,078        1.570450           314,212
    Remaining contract charges                1,372,231              --         2,161,012
 2007  Lowest contract charges                   47,396        2.351169           111,437
    Highest contract charges                    187,617        2.230902           418,554
    Remaining contract charges                1,514,854              --         3,389,008
 2006  Lowest contract charges                   54,951        2.049871           112,643
    Highest contract charges                    265,446        1.955734           519,141
    Remaining contract charges                1,842,953              --         3,630,081
 2005  Lowest contract charges                   46,595        1.923532            89,626
    Highest contract charges                    227,156        1.845314           419,173
    Remaining contract charges                2,151,454              --         3,989,880
 2004  Lowest contract charges                   46,988        1.861751            87,479
    Highest contract charges                    246,354        1.795894           442,425
    Remaining contract charges                2,501,165              --         4,512,990
FIDELITY(R) VIP GROWTH
 2008  Lowest contract charges                  120,673        1.400040           168,948
    Highest contract charges                    542,691        1.321259           717,036
    Remaining contract charges                4,766,380              --         6,315,997
 2007  Lowest contract charges                  125,189        2.668587           334,079
    Highest contract charges                    600,213        2.532380         1,519,967
    Remaining contract charges                5,312,870              --        13,493,071
 2006  Lowest contract charges                  168,798        2.116599           357,277
    Highest contract charges                    919,700        2.019631         1,857,454
    Remaining contract charges                6,340,036              --        12,898,092
 2005  Lowest contract charges                  188,191        1.994820           375,408
    Highest contract charges                    885,634        1.913934         1,695,045
    Remaining contract charges                7,286,138              --        14,036,244
 2004  Lowest contract charges                  202,124        1.898724           383,777
    Highest contract charges                    896,710        1.831787         1,642,581
    Remaining contract charges                8,737,609              --        16,107,694

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FIDELITY(R) VIP ASSET MANAGER (TM)
 2008  Lowest contract charges                0.70%              1.81%             (29.22)%
    Highest contract charges                  1.25%              2.97%             (29.61)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.70%              6.12%              14.70%
    Highest contract charges                  1.25%              5.84%              14.07%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.70%              2.59%               6.57%
    Highest contract charges                  1.25%              2.51%               5.98%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.70%              2.63%               3.32%
    Highest contract charges                  1.25%              2.64%               2.75%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.70%              3.02%               4.73%
    Highest contract charges                  1.20%                --                2.93%
    Remaining contract charges                  --                 --                  --
FIDELITY(R) VIP GROWTH
 2008  Lowest contract charges                0.70%              0.81%             (47.54)%
    Highest contract charges                  1.25%              0.82%             (47.83)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.70%              0.85%              26.08%
    Highest contract charges                  1.25%              0.85%              25.39%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.70%              0.39%               6.11%
    Highest contract charges                  1.25%              0.37%               5.52%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.70%              0.50%               5.06%
    Highest contract charges                  1.25%              0.49%               4.49%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.70%              0.27%               2.66%
    Highest contract charges                  1.20%                --               (2.08)%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)
 2008  Lowest contract charges                   98,385       $2.341875          $230,404
    Highest contract charges                    529,252        2.210056         1,169,677
    Remaining contract charges                5,237,697              --        11,584,784
 2007  Lowest contract charges                  103,588        4.102467           424,965
    Highest contract charges                    596,554        3.892961         2,322,363
    Remaining contract charges                5,784,583              --        22,540,159
 2006  Lowest contract charges                  116,445        3.513227           409,099
    Highest contract charges                    923,803        3.352197         3,096,771
    Remaining contract charges                6,871,940              --        23,167,898
 2005  Lowest contract charges                  111,516        3.166858           353,155
    Highest contract charges                    888,177        3.038367         2,698,606
    Remaining contract charges                7,248,133              --        22,125,087
 2004  Lowest contract charges                  108,358        2.727196           295,513
    Highest contract charges                    764,696        2.630955         2,011,881
    Remaining contract charges                7,469,852              --        19,738,758
FIDELITY(R) VIP OVERSEAS
 2008  Lowest contract charges                   52,990        1.446579            76,654
    Highest contract charges                    267,835        1.364967           365,585
    Remaining contract charges                2,030,699              --         2,779,952
 2007  Lowest contract charges                   52,694        2.592332           136,600
    Highest contract charges                    309,007        2.459587           760,029
    Remaining contract charges                2,339,594              --         5,771,582
 2006  Lowest contract charges                   45,904        2.225287           102,148
    Highest contract charges                    392,692        2.122980           833,681
    Remaining contract charges                2,694,211              --         5,772,053
 2005  Lowest contract charges                   32,386        1.897805            61,463
    Highest contract charges                    321,437        1.820534           585,186
    Remaining contract charges                2,589,101              --         4,741,708
 2004  Lowest contract charges                   31,809        1.605378            51,063
    Highest contract charges                    343,171        1.548494           531,398
    Remaining contract charges                2,684,289              --         4,183,840
FRANKLIN INCOME SECURITIES FUND
 2008  Lowest contract charges                  112,277        8.037320           902,409
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  112,600       11.569621         1,302,740
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   52,850       11.290953           596,727
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)
 2008  Lowest contract charges                0.70%              0.97%             (42.92)%
    Highest contract charges                  1.25%              0.99%             (43.23)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.70%              0.93%              16.77%
    Highest contract charges                  1.25%              0.73%              16.13%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.70%              1.33%              10.94%
    Highest contract charges                  1.25%              1.29%              10.33%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.70%              0.28%              16.12%
    Highest contract charges                  1.24%              0.26%              15.49%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.70%              0.34%              14.67%
    Highest contract charges                  1.20%                --               12.88%
    Remaining contract charges                  --                 --                  --
FIDELITY(R) VIP OVERSEAS
 2008  Lowest contract charges                0.70%              2.26%             (44.20)%
    Highest contract charges                  1.25%              2.52%             (44.50)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.70%              3.60%              16.49%
    Highest contract charges                  1.25%              3.18%              15.86%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.70%              0.82%              17.26%
    Highest contract charges                  1.25%              0.87%              16.61%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.67%              4.11%              18.22%
    Highest contract charges                  1.25%              0.64%              17.57%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.75%              0.59%              12.84%
    Highest contract charges                  1.20%                --                7.85%
    Remaining contract charges                  --                 --                  --
FRANKLIN INCOME SECURITIES FUND
 2008  Lowest contract charges                1.25%              5.47%             (30.53)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.24%              3.58%               2.47%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.90%              0.50%              12.93%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 2008  Lowest contract charges                  251,166       $7.133808        $1,791,772
    Highest contract charges                     52,032        0.729729            37,969
    Remaining contract charges              658,401,811              --     1,376,849,448
 2007  Lowest contract charges                  290,612       10.451226         3,037,251
    Highest contract charges                     54,007        1.095097            59,143
    Remaining contract charges              840,068,784              --     2,603,805,574
 2006  Lowest contract charges                  294,960        9.815494         2,895,176
    Highest contract charges                     48,199        1.053479            50,778
    Remaining contract charges              992,562,957              --     2,983,633,961
 2005  Lowest contract charges                  345,221        8.879802         3,065,494
    Highest contract charges                     42,610        0.976191            41,596
    Remaining contract charges            1,176,331,819              --     3,335,273,777
 2004  Lowest contract charges                  414,152        8.293057         3,434,619
    Highest contract charges                     37,910        0.933826            35,401
    Remaining contract charges            1,329,589,292              --     3,726,776,975
HARTFORD LARGECAP GROWTH HLS FUND
 2008  Lowest contract charges                    7,340        6.341419            46,543
    Highest contract charges                     19,535        6.428936           125,590
    Remaining contract charges                  332,541              --         2,129,605
HARTFORD TOTAL RETURN BOND HLS FUND
 2008  Lowest contract charges                  206,763        7.253849         1,499,826
    Highest contract charges                     40,602        1.288475            52,315
    Remaining contract charges              415,881,925              --       776,922,224
 2007  Lowest contract charges                  231,080        7.864372         1,817,301
    Highest contract charges                     66,034        1.427293            94,251
    Remaining contract charges              508,219,488              --     1,038,999,644
 2006  Lowest contract charges                  254,955        7.524793         1,918,485
    Highest contract charges                     73,373        1.395328           102,381
    Remaining contract charges              522,716,745              --     1,048,721,281
 2005  Lowest contract charges                  303,781        7.190710         2,184,401
    Highest contract charges                     79,349        1.362355           108,102
    Remaining contract charges              565,054,162              --     1,127,681,487
 2004  Lowest contract charges                  295,995        7.029369         2,080,653
    Highest contract charges                     49,023        1.360735            66,707
    Remaining contract charges              550,625,869              --     1,138,529,508

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 2008  Lowest contract charges                0.15%              2.99%             (31.74)%
    Highest contract charges                  2.31%              2.42%             (33.36)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.15%              2.28%               6.48%
    Highest contract charges                  2.29%              2.12%               3.95%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.15%              2.28%              10.54%
    Highest contract charges                  2.30%              2.14%               7.92%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.15%              3.15%               7.08%
    Highest contract charges                  2.29%              2.88%               4.54%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.15%              2.03%               3.59%
    Highest contract charges                  2.28%              2.48%               1.13%
    Remaining contract charges                  --                 --                  --
HARTFORD LARGECAP GROWTH HLS FUND
 2008  Lowest contract charges                0.96%              1.74%             (38.99)%
    Highest contract charges                  1.59%                --              (39.55)%
    Remaining contract charges                  --                 --                  --
HARTFORD TOTAL RETURN BOND HLS FUND
 2008  Lowest contract charges                0.15%              6.44%              (7.76)%
    Highest contract charges                  2.31%              5.20%              (9.73)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.15%              5.19%               4.51%
    Highest contract charges                  2.29%              4.98%               2.29%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.15%              4.82%               4.65%
    Highest contract charges                  2.30%              5.02%               2.42%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.15%              7.39%               2.30%
    Highest contract charges                  2.29%              7.84%               0.12%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.15%              4.57%               4.47%
    Highest contract charges                  2.28%              6.95%               2.25%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2008  Lowest contract charges                  494,601      $17.619486        $8,714,614
    Highest contract charges                      9,167        1.352692            12,400
    Remaining contract charges              598,518,977              --     1,793,462,991
 2007  Lowest contract charges                  557,514       32.434043        18,082,442
    Highest contract charges                      9,946        2.545637            25,318
    Remaining contract charges              724,240,690              --     4,062,813,790
 2006  Lowest contract charges                  614,816       27.803951        17,094,314
    Highest contract charges                     10,565        2.230767            23,572
    Remaining contract charges              827,372,341              --     4,099,225,924
 2005  Lowest contract charges                  646,852       23.878318        15,445,729
    Highest contract charges                     11,276        1.958414            22,083
    Remaining contract charges              941,472,634              --     4,141,445,581
 2004  Lowest contract charges                  664,770       20.696708        13,758,509
    Highest contract charges                    170,210        1.736063           295,496
    Remaining contract charges            1,002,544,479              --     4,037,374,144
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2008  Lowest contract charges                  163,929        3.233998           530,145
    Highest contract charges                     14,492        1.045601            15,153
    Remaining contract charges              564,731,434              --       968,565,911
 2007  Lowest contract charges                  184,275        4.798244           884,195
    Highest contract charges                     15,721        1.584338            24,907
    Remaining contract charges              689,807,617              --     1,795,155,206
 2006  Lowest contract charges                  197,208        4.443435           876,281
    Highest contract charges                     16,702        1.498310            25,026
    Remaining contract charges              773,257,538              --     1,910,669,514
 2005  Lowest contract charges                  209,613        3.701009           775,779
    Highest contract charges                     17,824        1.274439            22,715
    Remaining contract charges              845,515,209              --     1,788,595,218
 2004  Lowest contract charges                  158,807        3.501581           556,079
    Highest contract charges                      2,732        1.071092             2,927
    Remaining contract charges              808,726,825              --     1,711,132,784

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2008  Lowest contract charges                0.15%              1.74%             (45.68)%
    Highest contract charges                  2.36%              1.76%             (46.86)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.15%              0.12%              16.65%
    Highest contract charges                  2.34%              0.12%              14.12%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.15%              1.37%              16.44%
    Highest contract charges                  2.35%              1.35%              13.91%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.15%              0.96%              15.37%
    Highest contract charges                  2.30%              1.55%              12.86%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.15%              0.35%              19.19%
    Highest contract charges                  2.29%              0.56%              16.65%
    Remaining contract charges                  --                 --                  --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2008  Lowest contract charges                0.25%              2.14%             (32.60)%
    Highest contract charges                  2.36%              2.23%             (34.00)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              1.67%               7.99%
    Highest contract charges                  2.34%              1.64%               5.74%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              1.80%              20.06%
    Highest contract charges                  2.35%              1.76%              17.57%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              1.96%               5.70%
    Highest contract charges                  2.30%              3.08%               3.20%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              1.37%              12.14%
    Highest contract charges                  2.20%              1.51%               9.59%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2008  Lowest contract charges                    7,789       $0.830102            $6,466
    Highest contract charges                     14,686        0.702234            10,313
    Remaining contract charges               18,410,760              --        13,796,121
 2007  Lowest contract charges                   46,721        1.416430            66,178
    Highest contract charges                     12,872        1.226197            15,783
    Remaining contract charges               18,353,625              --        23,804,671
 2006  Lowest contract charges                    7,789        1.233444             9,607
    Highest contract charges                        455        1.092646               498
    Remaining contract charges               17,510,013              --        20,041,478
 2005  Lowest contract charges                    8,250        1.126944             9,298
    Highest contract charges                      8,782        1.031321             9,058
    Remaining contract charges               20,975,567              --        22,218,198
 2004  Lowest contract charges                    8,250        1.028217             8,484
    Highest contract charges                     84,200        0.954197            80,344
    Remaining contract charges               21,702,270              --        21,269,976
HARTFORD GLOBAL ADVISERS HLS FUND
 2008  Lowest contract charges                   56,125        1.792385           100,598
    Highest contract charges                     76,937        0.772573            59,440
    Remaining contract charges               43,367,443              --        55,511,082
 2007  Lowest contract charges                   33,664        2.662095            89,617
    Highest contract charges                     80,454        1.173585            94,420
    Remaining contract charges               50,950,974              --        98,918,194
 2006  Lowest contract charges                   38,668        2.289028            88,512
    Highest contract charges                    109,766        1.032085           113,287
    Remaining contract charges               57,284,842              --        97,687,858
 2005  Lowest contract charges                   42,023        2.108460            88,604
    Highest contract charges                    100,251        0.972306            97,474
    Remaining contract charges               66,801,261              --       106,842,426
 2004  Lowest contract charges                   42,024        2.044840            85,930
    Highest contract charges                     89,988        0.964424            86,787
    Remaining contract charges               69,764,602              --       111,361,808
HARTFORD GLOBAL EQUITY HLS FUND
 2008  Lowest contract charges                      644        6.191713             3,986
    Highest contract charges                      3,012        6.101486            18,380
    Remaining contract charges                3,034,559              --        18,676,118

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2008  Lowest contract charges                0.25%              0.34%             (41.40)%
    Highest contract charges                  2.31%                --              (42.73)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.02%              14.84%
    Highest contract charges                  2.14%              0.02%              12.22%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              0.87%               9.45%
    Highest contract charges                  2.29%              8.06%               6.96%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              1.81%               9.60%
    Highest contract charges                  2.28%              2.11%               7.38%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              0.30%               2.90%
    Highest contract charges                  2.23%              0.06%               0.61%
    Remaining contract charges                  --                 --                  --
HARTFORD GLOBAL ADVISERS HLS FUND
 2008  Lowest contract charges                0.25%              6.87%             (32.67)%
    Highest contract charges                  2.26%              4.28%             (34.17)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.85%              16.30%
    Highest contract charges                  2.24%              0.53%              13.71%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              2.83%               8.56%
    Highest contract charges                  2.25%              2.54%               6.15%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              3.73%               3.11%
    Highest contract charges                  2.24%              3.38%               0.82%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              0.02%              12.47%
    Highest contract charges                  2.22%                --                9.97%
    Remaining contract charges                  --                 --                  --
HARTFORD GLOBAL EQUITY HLS FUND
 2008  Lowest contract charges                0.67%              1.92%             (40.99)%
    Highest contract charges                  1.92%              1.53%             (41.68)%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
 2008  Lowest contract charges                   50,346       $1.810475           $91,150
    Highest contract charges                      5,519        1.531774             8,454
    Remaining contract charges               32,355,185              --        52,744,382
 2007  Lowest contract charges                   50,310        2.438283           122,669
    Highest contract charges                      5,987        2.106797            12,613
    Remaining contract charges               43,282,439              --        96,244,434
 2006  Lowest contract charges                   51,929        2.303371           119,611
    Highest contract charges                      6,364        2.032470            12,928
    Remaining contract charges               53,144,831              --       113,085,325
 2005  Lowest contract charges                   51,929        2.076823           107,847
    Highest contract charges                      6,788        1.871467            12,703
    Remaining contract charges               61,788,337              --       120,018,911
 2004  Lowest contract charges                   51,928        1.851894            96,165
    Highest contract charges                     72,337        1.691619           122,366
    Remaining contract charges               71,653,274              --       125,648,897
HARTFORD GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges                   58,552        1.356818            79,444
    Highest contract charges                        217        0.511208               111
    Remaining contract charges              115,073,125              --       110,038,786
 2007  Lowest contract charges                   46,407        2.861067           132,773
    Highest contract charges                        172        1.103136               189
    Remaining contract charges              136,856,885              --       281,726,674
 2006  Lowest contract charges                    7,659        2.293669            17,568
    Highest contract charges                  1,645,660        0.906314         1,491,488
    Remaining contract charges              153,470,182              --       259,891,760
 2005  Lowest contract charges                   52,068        2.014473           104,891
    Highest contract charges                  1,742,219        0.814098         1,418,337
    Remaining contract charges              170,281,250              --       259,082,214
 2004  Lowest contract charges                   45,510        1.968560            89,591
    Highest contract charges                  1,360,652        0.813623         1,107,058
    Remaining contract charges              179,252,221              --       277,107,913

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
 2008  Lowest contract charges                0.25%              0.47%             (25.75)%
    Highest contract charges                  2.36%              0.45%             (27.29)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.11%               5.86%
    Highest contract charges                  2.34%              0.11%               3.66%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              0.06%              10.91%
    Highest contract charges                  2.35%              0.06%               8.60%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              0.07%              12.15%
    Highest contract charges                  2.30%              0.12%               9.82%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              0.06%              12.52%
    Highest contract charges                  2.23%                --               10.02%
    Remaining contract charges                  --                 --                  --
HARTFORD GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges                0.25%              1.35%             (52.58)%
    Highest contract charges                  2.43%              0.53%             (53.66)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.02%              24.74%
    Highest contract charges                  2.15%                --               21.90%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              0.26%              13.86%
    Highest contract charges                  2.25%              0.45%              11.33%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              0.82%               2.33%
    Highest contract charges                  2.24%              0.50%               0.06%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              0.55%              18.89%
    Highest contract charges                  2.22%              0.63%              16.25%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2008  Lowest contract charges                   25,260       $1.050662           $26,540
    Highest contract charges                     19,019        0.801102            15,236
    Remaining contract charges              159,683,182              --       130,773,680
 2007  Lowest contract charges                   22,944        1.679096            38,526
    Highest contract charges                     20,630        1.307522            26,975
    Remaining contract charges              190,140,238              --       252,866,000
 2006  Lowest contract charges                   21,944        1.553671            34,094
    Highest contract charges                     21,920        1.235525            27,081
    Remaining contract charges              209,444,530              --       262,038,877
 2005  Lowest contract charges                   19,888        1.385101            27,547
    Highest contract charges                     23,390        1.124839            26,310
    Remaining contract charges              223,807,197              --       254,062,410
 2004  Lowest contract charges                   34,276        1.302838            44,654
    Highest contract charges                     36,863        1.081024            39,849
    Remaining contract charges              191,828,041              --       210,408,389
HARTFORD GROWTH HLS FUND
 2008  Lowest contract charges                  104,180        0.912708            95,086
    Highest contract charges                    186,415        0.814928           151,915
    Remaining contract charges               66,197,693              --        57,462,220
 2007  Lowest contract charges                  116,461        1.580478           184,064
    Highest contract charges                     72,856        1.436132           104,631
    Remaining contract charges               79,558,709              --       120,403,710
 2006  Lowest contract charges                  120,819        1.364233           164,826
    Highest contract charges                     22,655        1.261558            28,582
    Remaining contract charges               91,958,776              --       120,998,939
 2005  Lowest contract charges                    2,131        1.341373             2,859
    Highest contract charges                     23,582        1.237093            29,173
    Remaining contract charges              100,639,590              --       128,536,392
 2004  Lowest contract charges                    2,132        1.284781             2,739
    Highest contract charges                     34,863        1.219445            42,513
    Remaining contract charges               83,563,942              --       103,580,566

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2008  Lowest contract charges                0.25%              1.29%             (37.43)%
    Highest contract charges                  2.36%              1.16%             (38.73)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              1.06%               8.07%
    Highest contract charges                  2.34%              1.00%               5.83%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              1.18%              12.17%
    Highest contract charges                  2.35%              1.10%               9.84%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              1.31%               6.31%
    Highest contract charges                  2.30%              1.93%               4.11%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              1.12%               8.14%
    Highest contract charges                  2.29%              2.14%               5.95%
    Remaining contract charges                  --                 --                  --
HARTFORD GROWTH HLS FUND
 2008  Lowest contract charges                0.80%              0.25%             (42.25)%
    Highest contract charges                  2.30%                --              (43.26)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.80%              0.02%              15.85%
    Highest contract charges                  2.27%                --               13.84%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.80%              0.05%               3.78%
    Highest contract charges                  2.30%                --                1.98%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.26%                --                4.41%
    Highest contract charges                  2.26%                --                2.04%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.27%                --               12.21%
    Highest contract charges                  2.30%                --                9.94%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                   24,606       $1.178700           $29,004
    Highest contract charges                      5,247        1.014723             5,325
    Remaining contract charges               97,709,349              --       105,510,577
 2007  Lowest contract charges                   18,460        2.174735            40,146
    Highest contract charges                      4,188        1.915846             8,024
    Remaining contract charges              118,734,090              --       240,352,556
 2006  Lowest contract charges                    1,595        1.681584             2,682
    Highest contract charges                     36,692        1.532006            56,211
    Remaining contract charges              118,449,735              --       187,743,375
 2005  Lowest contract charges                      472        1.504461               711
    Highest contract charges                     33,845        1.399032            47,350
    Remaining contract charges              122,226,773              --       175,721,829
 2004  Lowest contract charges                      473        1.296739               613
    Highest contract charges                     31,865        1.230828            39,220
    Remaining contract charges               86,565,356              --       108,754,173
HARTFORD HIGH YIELD HLS FUND
 2008  Lowest contract charges                   43,283        1.181504            51,140
    Highest contract charges                     30,770        0.915802            28,179
    Remaining contract charges               99,760,672              --       101,941,174
 2007  Lowest contract charges                   12,176        1.584173            19,289
    Highest contract charges                     33,454        1.256502            42,035
    Remaining contract charges              129,354,299              --       179,321,598
 2006  Lowest contract charges                   34,702        1.545072            53,617
    Highest contract charges                      8,387        1.253995            10,520
    Remaining contract charges              146,096,089              --       200,128,910
 2005  Lowest contract charges                   36,005        1.393324            50,167
    Highest contract charges                      8,395        1.157127             9,715
    Remaining contract charges              164,325,003              --       205,760,031
 2004  Lowest contract charges                   13,478        1.367726            18,436
    Highest contract charges                     16,185        1.162544            18,816
    Remaining contract charges              210,287,261              --       263,184,919

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                0.25%              0.45%             (45.80)%
    Highest contract charges                  2.30%              0.13%             (47.04)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.17%              29.33%
    Highest contract charges                  2.07%                --               26.39%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              1.38%              11.77%
    Highest contract charges                  2.30%              0.81%               9.51%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.10%              0.22%              16.02%
    Highest contract charges                  2.29%              0.22%              13.67%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.11%                --               16.89%
    Highest contract charges                  2.29%                --               14.52%
    Remaining contract charges                  --                 --                  --
HARTFORD HIGH YIELD HLS FUND
 2008  Lowest contract charges                0.25%             22.21%             (25.42)%
    Highest contract charges                  2.30%              9.86%             (27.12)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              3.76%               2.53%
    Highest contract charges                  2.06%             41.64%               0.20%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%             14.91%              10.89%
    Highest contract charges                  2.30%             14.54%               8.37%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              7.95%               1.87%
    Highest contract charges                  2.29%              6.30%              (0.47)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              4.84%               7.14%
    Highest contract charges                  2.28%              5.67%               4.70%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2008  Lowest contract charges                  289,611       $4.354249        $1,261,037
    Highest contract charges                     12,590        0.595405             7,496
    Remaining contract charges               99,589,478              --       198,477,515
 2007  Lowest contract charges                  364,256        6.934106         2,525,791
    Highest contract charges                     11,670        0.971269            11,334
    Remaining contract charges              124,470,188              --       403,954,310
 2006  Lowest contract charges                  409,894        6.601110         2,705,754
    Highest contract charges                     32,645        1.125560            36,747
    Remaining contract charges              150,280,988              --       481,757,648
 2005  Lowest contract charges                  463,510        5.726045         2,654,077
    Highest contract charges                     33,133        0.997555            33,052
    Remaining contract charges              179,509,282              --       510,361,193
 2004  Lowest contract charges                  514,412        5.487551         2,822,869
    Highest contract charges                     63,668        0.826016            52,591
    Remaining contract charges              193,790,684              --       567,340,941
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2008  Lowest contract charges                   97,682        0.929767            90,822
    Highest contract charges                      9,592        0.786532             7,544
    Remaining contract charges              112,442,428              --        94,691,825
 2007  Lowest contract charges                  492,940        2.156589         1,063,068
    Highest contract charges                     19,247        1.866941            35,932
    Remaining contract charges              137,081,721              --       271,593,340
 2006  Lowest contract charges                  489,334        1.744813           853,797
    Highest contract charges                        184        1.545615               280
    Remaining contract charges              137,153,578              --       222,680,138
 2005  Lowest contract charges                  455,872        1.409696           642,641
    Highest contract charges                  1,001,922        1.279075         1,281,533
    Remaining contract charges              120,153,696              --       159,520,141
 2004  Lowest contract charges                  775,074        1.331224         1,031,797
    Highest contract charges                    675,386        1.235361           834,345
    Remaining contract charges               82,396,322              --       104,716,638

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD INDEX HLS FUND
 2008  Lowest contract charges                0.15%              2.05%             (37.21)%
    Highest contract charges                  2.30%              2.00%             (38.70)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.15%              1.57%               5.05%
    Highest contract charges                  2.06%              8.05%               2.55%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.15%              1.73%              15.28%
    Highest contract charges                  2.30%              1.76%              12.83%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.15%              1.82%               4.35%
    Highest contract charges                  2.29%              2.18%               2.13%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.15%              1.28%              10.23%
    Highest contract charges                  2.28%              1.33%               7.61%
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2008  Lowest contract charges                0.25%              0.26%             (56.89)%
    Highest contract charges                  2.31%              0.33%             (57.87)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.75%              23.60%
    Highest contract charges                  2.25%              0.83%              20.79%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              0.84%              23.77%
    Highest contract charges                  2.49%              6.69%              20.96%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              0.79%               5.90%
    Highest contract charges                  2.24%              0.63%               3.54%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%                --               24.41%
    Highest contract charges                  2.22%                --               21.64%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2008  Lowest contract charges                  148,626       $1.514559          $225,103
    Highest contract charges                      6,391        1.281243             8,188
    Remaining contract charges               27,767,777              --        38,282,777
 2007  Lowest contract charges                  459,711        2.637667         1,212,564
    Highest contract charges                      5,555        2.283426            12,685
    Remaining contract charges               41,938,842              --       102,055,950
 2006  Lowest contract charges                  484,431        2.425827         1,175,147
    Highest contract charges                        133        2.148944               280
    Remaining contract charges               46,424,331              --       105,229,592
 2005  Lowest contract charges                  562,002        1.880250         1,056,705
    Highest contract charges                     94,879        1.706129           161,876
    Remaining contract charges               45,327,460              --        80,627,715
 2004  Lowest contract charges                  446,922        1.589394           710,330
    Highest contract charges                     52,354        1.474983            77,222
    Remaining contract charges               23,570,631              --        35,805,129
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2008  Lowest contract charges                  632,571        2.265327         1,432,979
    Highest contract charges                      8,680        0.976544             8,476
    Remaining contract charges              202,219,048              --       265,094,621
 2007  Lowest contract charges                  731,463        3.928282         2,873,394
    Highest contract charges                     19,607        1.734709            34,013
    Remaining contract charges              239,807,955              --       564,447,391
 2006  Lowest contract charges                  724,127        3.087435         2,235,696
    Highest contract charges                        448        1.396518               476
    Remaining contract charges              266,269,150              --       501,482,497
 2005  Lowest contract charges                  630,407        2.484405         1,566,186
    Highest contract charges                  1,522,600        1.152197         1,754,335
    Remaining contract charges              265,945,207              --       411,914,079
 2004  Lowest contract charges                  587,147        2.170771         1,274,575
    Highest contract charges                  1,225,189        1.030653         1,262,745
    Remaining contract charges              234,955,896              --       341,197,582
HARTFORD MIDCAP GROWTH HLS FUND
 2008  Lowest contract charges                   26,198        5.756309           150,806
    Highest contract charges                      1,859        5.880111            10,932
    Remaining contract charges                  660,031              --         3,820,861

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2008  Lowest contract charges                0.25%              0.60%             (42.58)%
    Highest contract charges                  2.30%              1.06%             (43.89)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              1.67%               8.73%
    Highest contract charges                  2.28%              3.25%               6.26%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              1.76%              29.02%
    Highest contract charges                  2.49%             19.77%              26.08%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              2.81%              18.30%
    Highest contract charges                  2.23%              3.11%              15.67%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%                --               16.67%
    Highest contract charges                  2.23%                --               14.08%
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2008  Lowest contract charges                0.15%              2.04%             (42.33)%
    Highest contract charges                  2.31%              0.94%             (43.71)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.15%              1.15%              27.23%
    Highest contract charges                  2.27%              1.28%              24.22%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.15%              2.79%              24.27%
    Highest contract charges                  2.46%             18.24%              21.33%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.15%                --               14.45%
    Highest contract charges                  2.24%                --               11.79%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.15%              0.85%              17.91%
    Highest contract charges                  2.22%              1.12%              15.17%
    Remaining contract charges                  --                 --                  --
HARTFORD MIDCAP GROWTH HLS FUND
 2008  Lowest contract charges                0.95%              1.28%             (43.86)%
    Highest contract charges                  1.67%              4.24%             (44.37)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD MID CAP HLS FUND
 2008  Lowest contract charges                   89,725       $3.330578          $298,836
    Highest contract charges                     43,016        1.091557            46,955
    Remaining contract charges               67,408,711              --       189,305,056
 2007  Lowest contract charges                   90,530        5.162447           467,357
    Highest contract charges                     79,440        1.728933           137,347
    Remaining contract charges               90,584,374              --       394,812,668
 2006  Lowest contract charges                   91,088        4.488637           408,861
    Highest contract charges                     86,148        1.535950           132,319
    Remaining contract charges              116,133,705              --       441,959,147
 2005  Lowest contract charges                  130,086        4.026977           523,853
    Highest contract charges                     95,205        1.407944           134,043
    Remaining contract charges              142,904,679              --       495,121,315
 2004  Lowest contract charges                  137,854        3.456884           476,535
    Highest contract charges                     67,002        1.234870            82,739
    Remaining contract charges              166,445,709              --       501,072,556
HARTFORD MIDCAP VALUE HLS FUND
 2008  Lowest contract charges                   50,261        1.125564            56,572
    Highest contract charges                    130,390        0.952200           124,157
    Remaining contract charges              127,597,390              --       130,053,842
 2007  Lowest contract charges                   93,440        1.887281           176,348
    Highest contract charges                     18,780        1.633867            30,684
    Remaining contract charges              164,331,998              --       284,745,544
 2006  Lowest contract charges                  116,250        1.852567           215,362
    Highest contract charges                        407        1.641155               662
    Remaining contract charges              191,441,050              --       330,002,883
 2005  Lowest contract charges                  150,755        1.575507           237,516
    Highest contract charges                     11,918        1.441857            17,184
    Remaining contract charges              224,614,572              --       333,623,834
 2004  Lowest contract charges                  154,287        1.436027           221,561
    Highest contract charges                     13,207        1.341421            17,717
    Remaining contract charges              252,447,972              --       346,278,242

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MID CAP HLS FUND
 2008  Lowest contract charges                0.25%              0.55%             (35.49)%
    Highest contract charges                  2.16%              0.22%             (36.87)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.49%              15.01%
    Highest contract charges                  2.14%              0.23%              12.56%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              0.94%              11.46%
    Highest contract charges                  2.15%              0.82%               9.09%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              0.41%              16.49%
    Highest contract charges                  2.14%              0.08%              14.02%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              0.27%              16.15%
    Highest contract charges                  2.14%              0.14%              13.68%
    Remaining contract charges                  --                 --                  --
HARTFORD MIDCAP VALUE HLS FUND
 2008  Lowest contract charges                0.25%              0.64%             (40.36)%
    Highest contract charges                  2.30%              0.90%             (41.72)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.53%               1.87%
    Highest contract charges                  2.26%              0.44%              (0.44)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              0.84%              17.59%
    Highest contract charges                  2.39%              8.78%              14.91%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              0.60%               9.71%
    Highest contract charges                  2.29%              0.59%               7.49%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              0.11%              16.01%
    Highest contract charges                  2.29%              0.18%              13.66%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 2008  Lowest contract charges                  250,158       $4.017838        $1,005,093
    Highest contract charges                     11,404        1.004130            11,451
    Remaining contract charges              394,610,130              --       618,002,872
 2007  Lowest contract charges                  206,348        3.939684           812,945
    Highest contract charges                     26,675        1.008576            26,904
    Remaining contract charges              247,591,010              --       395,086,638
 2006  Lowest contract charges                  180,900        3.759674           680,125
    Highest contract charges                     17,078        0.985873            16,837
    Remaining contract charges              189,769,798              --       304,833,118
 2005  Lowest contract charges                  198,681        3.596180           714,492
    Highest contract charges                     53,456        0.997610            53,329
    Remaining contract charges              223,379,346              --       372,894,778
 2004  Lowest contract charges                  228,881        3.501964           801,514
    Highest contract charges                     27,149        0.992573            26,947
    Remaining contract charges              204,489,573              --       329,292,128
HARTFORD SMALLCAP VALUE HLS FUND
 2008  Lowest contract charges                       46        7.649984               351
    Highest contract charges                      1,901        7.551728            14,356
    Remaining contract charges                  345,435              --         2,630,686
HARTFORD SMALL COMPANY HLS FUND
 2008  Lowest contract charges                   94,568        1.928458           182,371
    Highest contract charges                      7,397        1.110817             8,217
    Remaining contract charges               97,210,782              --       124,179,199
 2007  Lowest contract charges                   43,918        3.254917           142,949
    Highest contract charges                      8,025        1.914778            15,367
    Remaining contract charges              124,458,132              --       273,355,544
 2006  Lowest contract charges                   50,965        2.856648           145,590
    Highest contract charges                      8,528        1.716144            14,632
    Remaining contract charges              146,161,526              --       287,541,255
 2005  Lowest contract charges                   82,234        2.502756           205,812
    Highest contract charges                      9,099        1.535462            13,971
    Remaining contract charges              170,296,865              --       299,587,847
 2004  Lowest contract charges                   82,822        2.073435           171,723
    Highest contract charges                      5,895        1.299719             7,662
    Remaining contract charges              199,698,662              --       297,752,409

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 2008  Lowest contract charges                0.15%              2.04%               1.98%
    Highest contract charges                  2.32%              2.09%              (0.44)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.15%              4.80%               4.79%
    Highest contract charges                  2.28%              4.56%               2.30%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.15%              4.59%               4.55%
    Highest contract charges                  2.18%              4.88%               2.07%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.15%              2.77%               2.69%
    Highest contract charges                  2.28%              2.86%               0.51%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.15%              0.96%               0.79%
    Highest contract charges                  2.30%              1.06%              (1.35)%
    Remaining contract charges                  --                 --                  --
HARTFORD SMALLCAP VALUE HLS FUND
 2008  Lowest contract charges                0.83%              3.56%             (23.50)%
    Highest contract charges                  1.88%              3.21%             (26.89)%
    Remaining contract charges                  --                 --                  --
HARTFORD SMALL COMPANY HLS FUND
 2008  Lowest contract charges                0.25%              0.24%             (40.75)%
    Highest contract charges                  2.36%              0.10%             (41.99)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.19%              13.94%
    Highest contract charges                  2.34%              0.23%              11.57%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              0.14%              14.14%
    Highest contract charges                  2.35%              0.18%              11.77%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%                --               20.71%
    Highest contract charges                  2.30%                --               18.20%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%                --               11.90%
    Highest contract charges                  2.30%                --                9.63%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 2008  Lowest contract charges                   21,805       $0.913559           $19,920
    Highest contract charges                     10,152        0.789879             8,019
    Remaining contract charges               96,630,930              --        80,794,256
 2007  Lowest contract charges                   21,641        1.463530            31,672
    Highest contract charges                      8,929        1.294836            11,561
    Remaining contract charges              114,642,022              --       155,631,831
 2006  Lowest contract charges                   21,586        1.494711            32,265
    Highest contract charges                     50,258        1.361718            68,438
    Remaining contract charges              130,096,030              --       182,903,387
 2005  Lowest contract charges                   21,476        1.402296            30,116
    Highest contract charges                     47,507        1.303997            61,949
    Remaining contract charges              139,002,426              --       185,843,682
 2004  Lowest contract charges                   18,820        1.266246            23,829
    Highest contract charges                     38,409        1.201867            46,163
    Remaining contract charges              110,081,583              --       134,625,867
HARTFORD STOCK HLS FUND
 2008  Lowest contract charges                  278,615       10.995860         3,063,612
    Highest contract charges                     17,117        0.620564            10,622
    Remaining contract charges              359,048,612              --       653,393,194
 2007  Lowest contract charges                  336,093       19.363989         6,508,098
    Highest contract charges                     18,567        1.117216            20,744
    Remaining contract charges              432,397,851              --     1,441,401,443
 2006  Lowest contract charges                  360,176       18.312083         6,595,568
    Highest contract charges                     19,725        1.080023            21,305
    Remaining contract charges              509,651,702              --     1,668,131,111
 2005  Lowest contract charges                  445,941       15.995609         7,133,092
    Highest contract charges                     21,051        0.964381            20,301
    Remaining contract charges              579,653,526              --     1,744,918,795
 2004  Lowest contract charges                  503,076       14.613751         7,351,749
    Highest contract charges                     72,573        0.901119            65,397
    Remaining contract charges              599,725,680              --     1,843,893,605

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 2008  Lowest contract charges                0.25%              0.45%             (37.58)%
    Highest contract charges                  2.30%              0.30%             (39.00)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              0.29%              (2.09)%
    Highest contract charges                  2.07%              0.14%              (4.32)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              0.37%               6.59%
    Highest contract charges                  2.30%              0.38%               4.43%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              0.42%              10.74%
    Highest contract charges                  2.29%              0.43%               8.50%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%                --               15.14%
    Highest contract charges                  2.31%                --               12.81%
    Remaining contract charges                  --                 --                  --
HARTFORD STOCK HLS FUND
 2008  Lowest contract charges                0.15%              1.94%             (43.22)%
    Highest contract charges                  2.36%              2.04%             (44.45)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.15%              1.01%               5.74%
    Highest contract charges                  2.35%              1.01%               3.44%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.15%              1.24%              14.48%
    Highest contract charges                  2.35%              1.33%              11.99%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.15%              1.85%               9.46%
    Highest contract charges                  2.30%              3.10%               7.07%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.15%              1.08%               4.01%
    Highest contract charges                  2.29%              2.22%               1.80%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2008  Lowest contract charges                   70,396       $9.942375          $699,905
    Highest contract charges                     24,114        1.045676            25,216
    Remaining contract charges              319,425,109              --       358,648,096
 2007  Lowest contract charges                    8,492        1.225453            10,406
    Highest contract charges                     17,954        1.079606            19,383
    Remaining contract charges              215,719,231              --       244,671,064
 2006  Lowest contract charges                   33,398        1.176989            39,309
    Highest contract charges                     51,455        1.072210            55,172
    Remaining contract charges              217,935,512              --       240,657,513
 2005  Lowest contract charges                    6,875        1.134413             7,799
    Highest contract charges                     51,254        1.054831            54,064
    Remaining contract charges              251,032,302              --       271,142,875
 2004  Lowest contract charges                   24,526        1.119842            27,471
    Highest contract charges                     31,362        1.062866            33,333
    Remaining contract charges              244,710,700              --       264,721,831
HARTFORD VALUE HLS FUND
 2008  Lowest contract charges                  125,528        1.032021           129,548
    Highest contract charges                     51,011        0.873075            44,536
    Remaining contract charges               63,719,297              --        59,504,584
 2007  Lowest contract charges                   10,595        1.568402            16,618
    Highest contract charges                     50,242        1.357794            68,219
    Remaining contract charges               88,579,722              --       127,733,152
 2006  Lowest contract charges                   21,744        1.442787            31,372
    Highest contract charges                        217        1.278119               280
    Remaining contract charges               99,560,127              --       133,771,660
 2005  Lowest contract charges                   81,900        1.187282            97,238
    Highest contract charges                     12,794        1.076228            13,769
    Remaining contract charges               86,647,314              --        96,833,798
 2004  Lowest contract charges                   81,804        1.100729            90,044
    Highest contract charges                    469,288        1.021490           479,374
    Remaining contract charges               79,983,354              --        83,985,181

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2008  Lowest contract charges                0.06%              7.14%              (0.85)%
    Highest contract charges                  2.30%              8.26%              (3.14)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              6.16%               4.12%
    Highest contract charges                  2.06%                --                1.75%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              1.92%               3.75%
    Highest contract charges                  2.30%              3.52%               1.65%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              2.85%               1.30%
    Highest contract charges                  2.29%              2.72%              (0.76)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.26%              4.25%               1.82%
    Highest contract charges                  2.27%              5.66%              (0.25)%
    Remaining contract charges                  --                 --                  --
HARTFORD VALUE HLS FUND
 2008  Lowest contract charges                0.24%              6.01%             (34.20)%
    Highest contract charges                  2.30%              1.64%             (35.70)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              1.25%               8.71%
    Highest contract charges                  2.23%              5.79%               6.23%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.26%              1.31%              21.52%
    Highest contract charges                  2.30%              0.02%              18.76%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              2.47%               7.86%
    Highest contract charges                  2.26%              3.07%               5.41%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              0.12%              10.43%
    Highest contract charges                  2.22%              0.30%               7.97%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                    8,822       $0.949539            $8,377
    Highest contract charges                     22,951        0.817271            18,757
    Remaining contract charges               55,963,925              --        48,778,393
 2007  Lowest contract charges                    8,336        1.615025            13,463
    Highest contract charges                     18,377        1.422501            26,142
    Remaining contract charges               75,426,154              --       113,359,327
 2006  Lowest contract charges                    7,788        1.727803            13,456
    Highest contract charges                        179        1.557284               277
    Remaining contract charges               82,255,893              --       133,915,712
 2005  Lowest contract charges                    7,184        1.455279            10,455
    Highest contract charges                     37,499        1.353266            50,746
    Remaining contract charges               77,145,548              --       107,153,107
 2004  Lowest contract charges                    7,182        1.346821             9,675
    Highest contract charges                     31,974        1.278344            40,873
    Remaining contract charges               45,435,620              --        59,158,981
HARTFORD EQUITY INCOME HLS FUND
 2008  Lowest contract charges                   11,985        1.121720            13,444
    Highest contract charges                      6,658        0.996274             6,633
    Remaining contract charges               48,929,823              --        51,545,814
 2007  Lowest contract charges                   46,284        1.578542            73,062
    Highest contract charges                      6,535        1.434699             9,375
    Remaining contract charges               67,417,008              --       101,299,059
 2006  Lowest contract charges                  125,566        1.454231           182,602
    Highest contract charges                        203        1.376206               280
    Remaining contract charges               69,961,903              --        99,714,093
 2005  Lowest contract charges                  127,860        1.213565           155,166
    Highest contract charges                     11,411        1.168704            13,336
    Remaining contract charges               44,100,995              --        52,738,119
 2004  Lowest contract charges                  120,881        1.167130           141,083
    Highest contract charges                     36,238        1.147159            41,571
    Remaining contract charges               21,987,625              --        25,447,060

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                0.25%              1.90%             (41.21)%
    Highest contract charges                  2.30%              2.01%             (42.55)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              1.28%              (6.53)%
    Highest contract charges                  2.24%              2.55%              (8.66)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.25%              1.47%              18.73%
    Highest contract charges                  2.50%             14.93%              16.03%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.25%              1.46%               8.05%
    Highest contract charges                  2.29%              1.47%               5.86%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.25%              0.31%              18.58%
    Highest contract charges                  2.29%              0.59%              16.17%
    Remaining contract charges                  --                 --                  --
HARTFORD EQUITY INCOME HLS FUND
 2008  Lowest contract charges                0.25%              1.53%             (28.94)%
    Highest contract charges                  2.30%              2.97%             (30.56)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.25%              4.79%               6.68%
    Highest contract charges                  2.28%              3.40%               4.25%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.80%              1.97%              19.83%
    Highest contract charges                  2.30%              0.04%              17.76%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.80%              1.65%               3.98%
    Highest contract charges                  2.26%              1.69%               2.18%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.79%              2.62%               8.56%
    Highest contract charges                  2.29%              2.20%               6.95%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA INCOME EQUITY FUND
 2008  Lowest contract charges                1,079,157       $0.850074          $917,363
    Highest contract charges                     11,407        0.878562            10,022
    Remaining contract charges               12,311,978              --        10,584,165
 2007  Lowest contract charges                1,339,372        1.383280         1,852,727
    Highest contract charges                      1,004       14.343583            14,394
    Remaining contract charges               16,024,801              --        22,583,119
 2006  Lowest contract charges                1,357,842        1.386243         1,882,300
    Highest contract charges                      1,002       14.526096            14,588
    Remaining contract charges               18,511,731              --        26,086,585
 2005  Lowest contract charges                1,480,504        1.245491         1,843,954
    Highest contract charges                      1,005       13.188877            13,257
    Remaining contract charges               20,556,906              --        26,134,083
 2004  Lowest contract charges                1,246,688        1.223402         1,525,199
    Highest contract charges                      1,006       13.091689            13,172
    Remaining contract charges               21,630,843              --        27,010,400
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2008  Lowest contract charges                1,087,621        1.059100         1,151,899
    Highest contract charges                      1,475       10.069741            14,857
    Remaining contract charges               11,818,472              --        13,404,415
 2007  Lowest contract charges                1,381,922        1.489659         2,058,592
    Highest contract charges                      2,246       14.313076            32,142
    Remaining contract charges               15,236,926              --        24,513,578
 2006  Lowest contract charges                1,458,400        1.605338         2,341,225
    Highest contract charges                      2,295       15.587245            35,752
    Remaining contract charges               17,499,021              --        29,767,688
 2005  Lowest contract charges                1,528,011        1.392884         2,128,342
    Highest contract charges                      2,064       13.667079            28,213
    Remaining contract charges               19,317,244              --        28,571,360
 2004  Lowest contract charges                1,250,807        1.360181         1,701,323
    Highest contract charges                      1,684       13.486371            22,712
    Remaining contract charges               17,908,162              --        25,498,531

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA INCOME EQUITY FUND
 2008  Lowest contract charges                1.16%              5.73%             (38.55)%
    Highest contract charges                  2.11%              6.05%             (39.13)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.79%              (0.21)%
    Highest contract charges                  2.19%              1.80%              (1.26)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.95%              11.30%
    Highest contract charges                  2.20%              1.92%              10.14%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              1.66%               1.81%
    Highest contract charges                  2.19%              1.59%               0.74%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.15%                --               12.36%
    Highest contract charges                  2.19%                --               11.18%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2008  Lowest contract charges                1.15%             10.40%             (28.90)%
    Highest contract charges                  2.21%             10.48%             (29.65)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              3.38%              (7.21)%
    Highest contract charges                  2.20%              3.39%              (8.17)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              3.45%              15.25%
    Highest contract charges                  2.20%              3.60%              14.05%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              3.04%               2.40%
    Highest contract charges                  2.19%              2.85%               1.34%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.15%              0.05%              12.45%
    Highest contract charges                  2.20%              0.04%              11.28%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA GROWTH FUND
 2008  Lowest contract charges                1,131,416       $0.633809          $717,102
    Highest contract charges                        368        8.508838             3,135
    Remaining contract charges                9,283,332              --         6,421,695
 2007  Lowest contract charges                1,199,569        1.032542         1,238,605
    Highest contract charges                        368       14.008340             5,162
    Remaining contract charges               11,677,040              --        13,152,187
 2006  Lowest contract charges                1,326,826        0.910619         1,208,233
    Highest contract charges                        368       12.484412             4,600
    Remaining contract charges               13,960,102              --        13,493,654
 2005  Lowest contract charges                1,402,830        0.854848         1,199,206
    Highest contract charges                        368       11.843525             4,364
    Remaining contract charges               15,571,934              --        14,196,114
 2004  Lowest contract charges                1,238,894        0.858574         1,063,682
    Highest contract charges                        222       12.020640             2,672
    Remaining contract charges               15,962,090              --        14,599,866
HUNTINGTON VA MID CORP AMERICA FUND
 2008  Lowest contract charges                  525,098        1.085886           570,196
    Highest contract charges                        918       10.809544             9,926
    Remaining contract charges                6,176,596              --         7,328,315
 2007  Lowest contract charges                  808,981        1.795830         1,452,792
    Highest contract charges                      1,392       18.065743            25,145
    Remaining contract charges                7,560,872              --        14,970,819
 2006  Lowest contract charges                  903,142        1.670403         1,508,611
    Highest contract charges                      1,414       16.981289            23,996
    Remaining contract charges                8,883,372              --        16,040,145
 2005  Lowest contract charges                  944,019        1.575703         1,487,493
    Highest contract charges                      1,319       16.187755            21,356
    Remaining contract charges                9,811,733              --        16,639,604
 2004  Lowest contract charges                  716,058        1.414637         1,012,962
    Highest contract charges                      1,096       14.686427            16,095
    Remaining contract charges                9,475,108              --        14,079,202

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA GROWTH FUND
 2008  Lowest contract charges                1.15%              1.09%             (38.62)%
    Highest contract charges                  2.21%              1.11%             (39.26)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.42%              13.39%
    Highest contract charges                  2.19%              0.43%              12.21%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.42%               6.52%
    Highest contract charges                  2.20%              0.42%               5.41%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              0.48%              (0.43)%
    Highest contract charges                  2.19%              0.48%              (1.47)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.14%              0.01%               4.47%
    Highest contract charges                  1.88%                --                3.37%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA MID CORP AMERICA FUND
 2008  Lowest contract charges                1.16%              1.13%             (39.53)%
    Highest contract charges                  2.22%              1.16%             (40.17)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.57%               7.51%
    Highest contract charges                  2.19%              0.57%               6.39%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.40%               6.01%
    Highest contract charges                  2.20%              0.40%               4.90%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              0.11%              11.39%
    Highest contract charges                  2.19%              0.10%              10.22%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.14%              0.02%              15.58%
    Highest contract charges                  2.21%              0.01%              14.37%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA NEW ECONOMY FUND
 2008  Lowest contract charges                  286,556       $0.898746          $257,541
    Highest contract charges                        394        9.089691             3,585
    Remaining contract charges                2,357,204              --         2,276,167
 2007  Lowest contract charges                  412,625        1.920209           792,326
    Highest contract charges                        642       19.625896            12,602
    Remaining contract charges                2,762,713              --         5,738,870
 2006  Lowest contract charges                  476,882        1.726573           823,372
    Highest contract charges                        663       17.832991            11,818
    Remaining contract charges                3,025,285              --         5,525,735
 2005  Lowest contract charges                  460,164        1.583729           728,775
    Highest contract charges                        576       16.530340             9,522
    Remaining contract charges                3,241,472              --         5,442,900
 2004  Lowest contract charges                  387,062        1.414741           547,594
    Highest contract charges                        471       14.922274             7,030
    Remaining contract charges                2,667,652              --         3,947,994
HUNTINGTON VA ROTATING MARKETS FUND
 2008  Lowest contract charges                  148,226        0.938245           139,073
    Highest contract charges                        437       10.423867             4,554
    Remaining contract charges                2,330,990              --         2,399,627
 2007  Lowest contract charges                  224,733        1.638240           368,166
    Highest contract charges                        465       18.393238             8,555
    Remaining contract charges                2,930,881              --         5,272,533
 2006  Lowest contract charges                  201,875        1.518849           306,618
    Highest contract charges                        488       17.232689             8,403
    Remaining contract charges                3,272,842              --         5,217,689
 2005  Lowest contract charges                  208,756        1.284505           268,148
    Highest contract charges                        390       14.727656             5,742
    Remaining contract charges                3,502,458              --         4,668,262
 2004  Lowest contract charges                  200,497        1.184861           237,561
    Highest contract charges                        269       13.728544             3,698
    Remaining contract charges                3,663,237              --         4,504,816
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2008  Lowest contract charges                  321,954        1.054282           339,431
    Highest contract charges                     14,141        1.010149            14,284
    Remaining contract charges                1,353,135              --         1,402,558
 2007  Lowest contract charges                  318,259        1.794137           571,000
    Highest contract charges                     14,141        1.735479            24,541
    Remaining contract charges                1,329,661              --         2,356,331
 2006  Lowest contract charges                   86,174        1.595122           137,458
    Highest contract charges                     10,935        1.557680            17,031
    Remaining contract charges                  785,074              --         1,240,140
 2005  Lowest contract charges                   34,319        1.283054            44,033
    Highest contract charges                      8,493        1.265836            10,750
    Remaining contract charges                  117,236              --           149,865

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA NEW ECONOMY FUND
 2008  Lowest contract charges                1.16%              0.79%             (53.20)%
    Highest contract charges                  2.22%              0.76%             (53.69)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.16%              11.22%
    Highest contract charges                  2.19%              0.17%              10.05%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.12%               9.02%
    Highest contract charges                  2.20%              0.12%               7.88%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%                --               11.95%
    Highest contract charges                  2.19%                --               10.78%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.15%                --               17.40%
    Highest contract charges                  2.19%                --               16.17%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA ROTATING MARKETS FUND
 2008  Lowest contract charges                1.16%              2.33%             (42.73)%
    Highest contract charges                  2.21%              2.59%             (43.33)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.83%               7.86%
    Highest contract charges                  2.19%              0.83%               6.74%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.65%              18.24%
    Highest contract charges                  2.20%              0.69%              17.01%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              0.66%               8.41%
    Highest contract charges                  2.19%              0.54%               7.28%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.14%              0.46%              10.36%
    Highest contract charges                  2.13%                --                9.20%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2008  Lowest contract charges                1.15%              2.65%             (41.24)%
    Highest contract charges                  2.11%              2.74%             (41.79)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.14%              0.02%              12.48%
    Highest contract charges                  2.09%              0.02%              11.41%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.12%              24.32%
    Highest contract charges                  2.10%              1.03%              23.15%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%              2.38%              15.30%
    Highest contract charges                  2.02%              1.29%              14.79%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA MACRO 100 FUND
 2008  Lowest contract charges                  166,147       $0.729270          $121,166
    Highest contract charges                    138,555        0.698715            96,811
    Remaining contract charges                1,419,625              --         1,014,040
 2007  Lowest contract charges                  293,858        1.116207           328,006
    Highest contract charges                    138,555        1.079664           149,593
    Remaining contract charges                2,068,358              --         2,273,475
 2006  Lowest contract charges                  383,722        1.161549           445,712
    Highest contract charges                     24,272        1.135683            27,566
    Remaining contract charges                2,510,211              --         2,884,852
 2005  Lowest contract charges                  388,124        1.095413           425,156
    Highest contract charges                     24,746        1.080705            26,743
    Remaining contract charges                2,525,316              --         2,748,214
 2004  Lowest contract charges                  110,296        1.053890           116,240
    Highest contract charges                    155,815        1.049655           163,552
    Remaining contract charges                  664,528              --           698,897
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2008  Lowest contract charges                   29,659        1.134343            33,644
    Highest contract charges                    142,240        1.086835           154,592
    Remaining contract charges                  904,447              --         1,009,474
 2007  Lowest contract charges                   22,115        1.123329            24,843
    Highest contract charges                    142,240        1.086553           154,552
    Remaining contract charges                  844,460              --           937,750
 2006  Lowest contract charges                    9,161        1.093359            10,016
    Highest contract charges                    141,554        1.071695           151,703
    Remaining contract charges                  835,276              --           906,793
 2005  Lowest contract charges                    9,307        1.044465             9,720
    Highest contract charges                     12,002        1.034325            12,414
    Remaining contract charges                  252,220              --           262,241
HUNTINGTON VA SITUS FUND
 2008  Lowest contract charges                  236,475        0.867163           205,063
    Highest contract charges                      2,514        0.827111             2,079
    Remaining contract charges                1,981,880              --         1,677,294
 2007  Lowest contract charges                  250,056        1.492538           373,218
    Highest contract charges                      2,514        1.438651             3,617
    Remaining contract charges                2,088,909              --         3,061,214
 2006  Lowest contract charges                  276,672        1.355598           375,056
    Highest contract charges                      2,512        1.320436             3,319
    Remaining contract charges                2,160,921              --         2,893,084
 2005  Lowest contract charges                  205,615        1.307997           268,943
    Highest contract charges                      2,514        1.287526             3,237
    Remaining contract charges                2,025,846              --         2,629,397
 2004  Lowest contract charges                   52,699        1.129135            59,505
    Highest contract charges                      1,732        1.123192             1,945
    Remaining contract charges                  544,842              --           613,494

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA MACRO 100 FUND
 2008  Lowest contract charges                1.16%              1.29%             (34.67)%
    Highest contract charges                  2.11%              1.88%             (35.28)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.43%              (3.90)%
    Highest contract charges                  2.04%              0.02%              (4.81)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.16%               6.04%
    Highest contract charges                  2.05%              0.16%               5.09%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              0.22%               3.94%
    Highest contract charges                  2.01%              0.25%               3.01%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.56%                --                5.39%
    Highest contract charges                  0.95%                --                4.97%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2008  Lowest contract charges                1.16%              8.00%               0.98%
    Highest contract charges                  2.10%              8.16%               0.03%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.14%              2.39%               2.74%
    Highest contract charges                  2.04%                --                1.77%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.29%               4.68%
    Highest contract charges                  1.96%                --                3.85%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%                --               (0.17)%
    Highest contract charges                  1.76%                --               (0.49)%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA SITUS FUND
 2008  Lowest contract charges                1.15%              0.23%             (41.90)%
    Highest contract charges                  2.21%              0.23%             (42.51)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.30%              10.10%
    Highest contract charges                  2.19%              0.32%               8.95%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.07%               3.64%
    Highest contract charges                  2.20%              0.06%               2.56%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.14%              0.01%              15.84%
    Highest contract charges                  2.19%              0.01%              14.63%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.53%                --               12.91%
    Highest contract charges                  0.97%                --               12.32%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
BLACKROCK GLOBAL GROWTH V.I. FUND
 2008  Lowest contract charges                   16,593       $0.843869           $14,002
    Highest contract charges                     28,160        1.036040            29,175
    Remaining contract charges                   12,347              --            10,255
 2007  Lowest contract charges                   45,874        1.580315            72,496
    Highest contract charges                     35,142        1.950928            68,560
    Remaining contract charges                   18,334              --            28,574
 2006  Lowest contract charges                   66,557        1.169006            77,806
    Highest contract charges                     35,363        1.451107            51,315
    Remaining contract charges                   47,005              --            53,958
 2005  Lowest contract charges                   66,577        0.970165            64,591
    Highest contract charges                     20,364        1.210922            24,659
    Remaining contract charges                   50,546              --            48,291
 2004  Lowest contract charges                   66,601        0.853719            56,860
    Highest contract charges                     22,397        1.071461            23,997
    Remaining contract charges                   22,034              --            18,663
BLACKROCK LARGE CAP GROWTH V.I. FUND
 2008  Lowest contract charges                   48,708        0.635208            30,940
    Highest contract charges                     47,993        0.748027            35,900
    Remaining contract charges                   34,135              --            21,127
 2007  Lowest contract charges                   48,615        1.084639            52,730
    Highest contract charges                     13,044        1.284329            16,753
    Remaining contract charges                   51,517              --            54,553
 2006  Lowest contract charges                   75,713        1.013309            76,721
    Highest contract charges                      6,312        1.206478             7,616
    Remaining contract charges                   77,060              --            76,434
 2005  Lowest contract charges                   79,904        0.957033            76,470
    Highest contract charges                      6,312        1.145764             7,233
    Remaining contract charges                   85,515              --            80,369
 2004  Lowest contract charges                   83,186        0.875864            72,860
    Highest contract charges                      6,312        1.054364             6,656
    Remaining contract charges                   34,138              --            29,497
VAN KAMPEN UIF U.S. REAL ESTATE
 PORTFOLIO
 2008  Lowest contract charges                   43,406        6.320884           274,365
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   49,349       10.332046           509,875
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   63,473       12.646499           802,715
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
BLACKROCK GLOBAL GROWTH V.I. FUND
 2008  Lowest contract charges                1.26%              0.35%             (46.60)%
    Highest contract charges                  1.80%              0.21%             (46.90)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.91%              35.19%
    Highest contract charges                  1.79%              1.15%              34.44%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              0.98%              20.50%
    Highest contract charges                  1.80%              1.11%              19.84%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              1.25%              13.64%
    Highest contract charges                  1.80%              1.19%              13.02%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              1.50%              13.79%
    Highest contract charges                  1.80%              1.62%              13.17%
    Remaining contract charges                  --                 --                  --
BLACKROCK LARGE CAP GROWTH V.I. FUND
 2008  Lowest contract charges                1.25%              0.46%             (41.44)%
    Highest contract charges                  1.79%              0.53%             (41.76)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.28%               7.04%
    Highest contract charges                  1.78%              0.56%               6.45%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              0.29%               5.88%
    Highest contract charges                  1.80%              0.29%               5.30%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.19%               9.27%
    Highest contract charges                  1.79%              0.19%               8.67%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              0.24%               5.89%
    Highest contract charges                  1.80%              0.24%               5.31%
    Remaining contract charges                  --                 --                  --
VAN KAMPEN UIF U.S. REAL ESTATE
 PORTFOLIO
 2008  Lowest contract charges                1.25%              2.80%             (38.82)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.87%             (18.30)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.89%              0.26%              26.83%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
EQUITY AND INCOME
 2008  Lowest contract charges                   44,720       $8.547496          $382,243
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   46,852       11.193797           524,454
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   18,630       10.966011           204,299
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
MID CAP GROWTH
 2008  Lowest contract charges                   38,379        6.322562           242,654
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   37,983       12.037715           457,234
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   33,953        9.941094           337,533
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
MTB LARGE CAP GROWTH FUND II
 2008  Lowest contract charges                   32,674        0.719731            23,517
    Highest contract charges                    124,053        0.692965            85,965
    Remaining contract charges                  534,270              --           376,570
 2007  Lowest contract charges                   31,311        1.194606            37,405
    Highest contract charges                    117,681        1.159425           136,442
    Remaining contract charges                  528,162              --           620,716
 2006  Lowest contract charges                   31,045        1.107052            34,368
    Highest contract charges                    112,540        1.083082           121,891
    Remaining contract charges                  533,255              --           583,374
 2005  Lowest contract charges                   29,908        1.014895            30,353
    Highest contract charges                    109,065        1.000907           109,164
    Remaining contract charges                  517,880              --           521,697
 2004  Lowest contract charges                   21,215        1.006353            21,350
    Highest contract charges                      4,107        1.000450             4,109
    Remaining contract charges                   82,826              --            83,047

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
EQUITY AND INCOME
 2008  Lowest contract charges                1.25%              2.27%             (23.64)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.24%              1.80%               2.08%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.90%              0.11%               9.59%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
MID CAP GROWTH
 2008  Lowest contract charges                1.25%              0.67%             (47.48)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%                --               21.09%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.90%                --               (0.21)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
MTB LARGE CAP GROWTH FUND II
 2008  Lowest contract charges                1.15%              0.45%             (39.75)%
    Highest contract charges                  1.95%              0.45%             (40.23)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.37%               7.91%
    Highest contract charges                  1.94%              0.39%               7.05%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.54%               9.08%
    Highest contract charges                  1.95%              0.54%               8.21%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.16%              0.30%               0.85%
    Highest contract charges                  1.93%              0.45%               0.05%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.84%              1.03%               0.64%
    Highest contract charges                  1.40%              3.43%               0.05%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MTB LARGE CAP VALUE FUND II
 2008  Lowest contract charges                   14,914       $0.799992           $11,931
    Highest contract charges                     31,400        0.770256            24,186
    Remaining contract charges                  620,724              --           485,980
 2007  Lowest contract charges                   13,581        1.335509            18,137
    Highest contract charges                     31,400        1.296207            40,701
    Remaining contract charges                  640,248              --           840,722
 2006  Lowest contract charges                   17,214        1.330094            22,897
    Highest contract charges                     24,562        1.301319            31,962
    Remaining contract charges                  619,255              --           813,593
 2005  Lowest contract charges                   14,453        1.144063            16,535
    Highest contract charges                     24,562        1.128300            27,714
    Remaining contract charges                  618,579              --           702,248
 2004  Lowest contract charges                      191        1.049337               199
    Highest contract charges                    177,257        1.045490           185,320
    Remaining contract charges                   43,319              --            45,433
MTB MANAGED ALLOCATION FUND --
 MODERATE GROWTH II
 2008  Lowest contract charges                1,032,262        0.850690           878,135
    Highest contract charges                     16,855        0.819082            13,806
    Remaining contract charges                2,431,009              --         2,021,051
 2007  Lowest contract charges                1,089,955        1.213306         1,322,449
    Highest contract charges                     70,507        1.177618            83,030
    Remaining contract charges                2,449,958              --         2,919,178
 2006  Lowest contract charges                1,204,542        1.148226         1,383,086
    Highest contract charges                     72,734        1.123383            81,707
    Remaining contract charges                2,502,440              --         2,835,498
 2005  Lowest contract charges                1,298,521        1.052312         1,366,449
    Highest contract charges                     76,088        1.037808            78,965
    Remaining contract charges                2,538,700              --         2,649,162
 2004  Lowest contract charges                1,031,384        1.023580         1,055,705
    Highest contract charges                     39,504        1.017587            40,199
    Remaining contract charges                1,656,032              --         1,688,882
MTB MANAGED ALLOCATION FUND --
 AGGRESSIVE GROWTH II
 2008  Lowest contract charges                      840        7.508286             6,308
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                      840       12.791953            10,747
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                      840       12.013898            10,093
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                      841       10.586504             8,900
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MTB LARGE CAP VALUE FUND II
 2008  Lowest contract charges                1.15%              1.31%             (40.10)%
    Highest contract charges                  1.96%              1.30%             (40.58)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.01%               0.41%
    Highest contract charges                  1.94%              1.09%              (0.39)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.08%              16.26%
    Highest contract charges                  1.95%              1.04%              15.33%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.16%              0.69%               9.03%
    Highest contract charges                  1.93%              0.94%               8.16%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                  --                 --                4.93%
    Highest contract charges                  1.17%              2.00%               4.55%
    Remaining contract charges                  --                 --                  --
MTB MANAGED ALLOCATION FUND --
 MODERATE GROWTH II
 2008  Lowest contract charges                1.15%              1.38%             (29.89)%
    Highest contract charges                  1.97%              0.40%             (30.45)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              2.03%               5.67%
    Highest contract charges                  1.94%              2.05%               4.83%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              2.56%               9.12%
    Highest contract charges                  1.95%              2.52%               8.25%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              1.52%               2.81%
    Highest contract charges                  1.94%              1.74%               1.99%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.84%              3.08%               2.36%
    Highest contract charges                  1.39%              3.42%               1.76%
    Remaining contract charges                  --                 --                  --
MTB MANAGED ALLOCATION FUND --
 AGGRESSIVE GROWTH II
 2008  Lowest contract charges                1.15%              0.61%             (41.31)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.22%               6.48%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              2.43%              13.48%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.10%              2.00%              10.11%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MTB MANAGED ALLOCATION FUND --
 CONSERVATIVE GROWTH II
 2008  Lowest contract charges                      213       $8.894238            $1,896
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES FUND VS
 2008  Lowest contract charges                5,930,720        1.327250         7,871,548
    Highest contract charges                     36,905        1.029623            37,999
    Remaining contract charges                8,628,818              --        10,674,861
 2007  Lowest contract charges                8,454,591        2.608992        22,057,961
    Highest contract charges                     37,207        2.044336            76,063
    Remaining contract charges                9,921,071              --        24,397,575
 2006  Lowest contract charges               10,395,109        2.207440        22,946,580
    Highest contract charges                    131,999        2.105532           277,926
    Remaining contract charges               11,083,190              --        23,157,204
 2005  Lowest contract charges               11,092,071        1.813963        20,120,607
    Highest contract charges                    151,060        1.745856           263,729
    Remaining contract charges               11,407,243              --        19,644,691
 2004  Lowest contract charges               10,461,287        1.536735        16,076,228
    Highest contract charges                    154,060        1.492389           229,917
    Remaining contract charges               10,346,438              --        15,250,363
COLUMBIA HIGH YIELD FUND VS
 2008  Lowest contract charges                2,937,566        1.199137         3,522,545
    Highest contract charges                     66,951        1.119636            74,960
    Remaining contract charges                7,194,346              --         8,329,418
 2007  Lowest contract charges                4,417,813        1.614186         7,131,171
    Highest contract charges                     69,959        1.522332           106,501
    Remaining contract charges                8,851,487              --        13,872,330
 2006  Lowest contract charges                5,387,278        1.604881         8,645,939
    Highest contract charges                    125,395        1.533438           192,288
    Remaining contract charges                9,676,903              --        15,153,154
 2005  Lowest contract charges                6,627,700        1.460773         9,681,565
    Highest contract charges                    128,866        1.408360           181,490
    Remaining contract charges               10,610,625              --        15,188,727
 2004  Lowest contract charges                7,714,114        1.447951        11,169,659
    Highest contract charges                    109,351        1.408612           154,033
    Remaining contract charges               11,239,788              --        16,022,570

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MTB MANAGED ALLOCATION FUND --
 CONSERVATIVE GROWTH II
 2008  Lowest contract charges                1.14%              2.52%             (20.62)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES FUND VS
 2008  Lowest contract charges                1.26%              1.23%             (49.13)%
    Highest contract charges                  2.26%              1.28%             (49.64)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.11%              18.19%
    Highest contract charges                  2.15%                --               17.02%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              0.28%              21.69%
    Highest contract charges                  2.15%              0.28%              20.60%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.09%              18.04%
    Highest contract charges                  2.14%              0.10%              16.98%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              0.35%              15.15%
    Highest contract charges                  2.13%              0.48%              14.12%
    Remaining contract charges                  --                 --                  --
COLUMBIA HIGH YIELD FUND VS
 2008  Lowest contract charges                1.25%             10.21%             (25.71)%
    Highest contract charges                  2.25%             10.48%             (26.45)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              4.90%               0.58%
    Highest contract charges                  2.21%                --               (0.42)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              2.43%               9.87%
    Highest contract charges                  2.15%              2.53%               8.88%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.16%               0.89%
    Highest contract charges                  2.14%              0.17%              (0.02)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              6.28%              10.02%
    Highest contract charges                  2.12%             13.05%               9.04%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND
 VS
 2008  Lowest contract charges               18,630,149       $1.190899       $22,186,626
    Highest contract charges                     41,591        0.776557            32,298
    Remaining contract charges                9,779,804              --        10,944,348
 2007  Lowest contract charges               24,819,121        2.054405        50,988,526
    Highest contract charges                     41,591        1.353123            56,278
    Remaining contract charges               11,603,877              --        22,611,865
 2006  Lowest contract charges               33,275,996        1.831624        60,949,113
    Highest contract charges                     44,151        1.746964            77,130
    Remaining contract charges               13,665,874              --        23,872,312
 2005  Lowest contract charges               41,461,270        1.712986        71,022,575
    Highest contract charges                     51,313        1.648583            84,593
    Remaining contract charges               15,506,212              --        25,362,167
 2004  Lowest contract charges               50,595,437        1.572431        79,557,836
    Highest contract charges                     58,155        1.526997            88,802
    Remaining contract charges               16,621,526              --        25,221,819
COLUMBIA MARSICO GROWTH FUND VS
 2008  Lowest contract charges               12,306,181        1.182832        14,556,145
    Highest contract charges                    530,723        0.764961           405,982
    Remaining contract charges                8,149,343              --         8,877,265
 2007  Lowest contract charges               16,056,477        1.977966        31,759,165
    Highest contract charges                    557,891        1.292074           720,836
    Remaining contract charges                9,489,617              --        17,448,032
 2006  Lowest contract charges               21,597,400        1.704873        36,820,823
    Highest contract charges                    185,160        1.626119           301,114
    Remaining contract charges               10,983,676              --        17,490,446
 2005  Lowest contract charges               27,443,099        1.627175        44,654,724
    Highest contract charges                    189,778        1.566045           297,201
    Remaining contract charges               12,512,407              --        19,128,500
 2004  Lowest contract charges               32,164,232        1.533440        49,321,942
    Highest contract charges                    163,863        1.489163           244,018
    Remaining contract charges               13,176,782              --        19,325,823

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND
 VS
 2008  Lowest contract charges                1.26%              0.10%             (42.03)%
    Highest contract charges                  2.26%              0.10%             (42.61)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.11%              12.16%
    Highest contract charges                  1.97%                --               11.05%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%                --                6.93%
    Highest contract charges                  2.15%                --                5.97%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%                --                8.94%
    Highest contract charges                  2.14%                --                7.96%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%                --                9.96%
    Highest contract charges                  2.12%                --                8.98%
    Remaining contract charges                  --                 --                  --
COLUMBIA MARSICO GROWTH FUND VS
 2008  Lowest contract charges                1.26%              0.32%             (40.20)%
    Highest contract charges                  2.26%              0.32%             (40.80)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.08%              16.02%
    Highest contract charges                  2.21%                --               14.87%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%                --                4.78%
    Highest contract charges                  2.15%                --                3.84%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%                --                6.11%
    Highest contract charges                  2.14%                --                5.16%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%                --               11.63%
    Highest contract charges                  2.11%                --               10.63%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY FUND VS
 2008  Lowest contract charges                4,264,923       $0.798229        $3,404,385
    Highest contract charges                      3,691        1.083829             4,001
    Remaining contract charges                3,464,222              --         2,769,798
 2007  Lowest contract charges                5,825,464        1.432253         8,343,538
    Highest contract charges                      3,691        1.964289             7,250
    Remaining contract charges                4,571,855              --         6,591,519
 2006  Lowest contract charges                6,581,372        1.215781         8,001,507
    Highest contract charges                     42,286        1.159638            49,037
    Remaining contract charges                4,662,849              --         5,723,179
 2005  Lowest contract charges                6,842,801        1.028081         7,034,954
    Highest contract charges                     37,849        0.989469            37,451
    Remaining contract charges                4,051,633              --         4,220,907
 2004  Lowest contract charges                5,872,014        0.964932         5,666,092
    Highest contract charges                     39,307        0.937074            36,833
    Remaining contract charges                3,678,407              --         3,550,749
COLUMBIA MARSICO MIDCAP GROWTH FUND VS
 2008  Lowest contract charges                3,442,644        0.608492         2,094,821
    Highest contract charges                     70,492        0.565015            39,829
    Remaining contract charges               15,143,510              --         8,895,519
 2007  Lowest contract charges                4,785,937        1.105893         5,292,734
    Highest contract charges                     68,579        1.037212            71,131
    Remaining contract charges               16,976,499              --        18,223,774
 2006  Lowest contract charges                6,184,624        0.934126         5,777,218
    Highest contract charges                    484,819        0.894090           433,473
    Remaining contract charges               18,532,671              --        16,897,499
 2005  Lowest contract charges                7,109,912        0.803716         5,714,350
    Highest contract charges                    531,524        0.776216           412,578
    Remaining contract charges               20,044,488              --        15,792,236
 2004  Lowest contract charges                6,676,008        0.773671         5,165,035
    Highest contract charges                    482,386        0.753950           363,695
    Remaining contract charges               19,449,486              --        14,813,901
OPPENHEIMER GLOBAL SECURITIES FUND
 2008  Lowest contract charges                   72,908        6.683021           487,248
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   73,637       11.341169           835,135
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   37,907       10.825433           410,361
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  867,095        1.020694           885,039
    Highest contract charges                        850        1.017740               866
    Remaining contract charges               49,721,749              --        50,696,969

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY FUND VS
 2008  Lowest contract charges                1.26%                --              (44.27)%
    Highest contract charges                  2.26%                --              (44.82)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.50%              17.81%
    Highest contract charges                  1.96%                --               16.63%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              0.18%              18.26%
    Highest contract charges                  2.15%              0.18%              17.20%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%                --                6.54%
    Highest contract charges                  2.14%                --                5.59%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%                --               20.84%
    Highest contract charges                  2.12%                --               19.75%
    Remaining contract charges                  --                 --                  --
COLUMBIA MARSICO MIDCAP GROWTH FUND VS
 2008  Lowest contract charges                1.26%                --              (44.98)%
    Highest contract charges                  2.26%                --              (45.53)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.11%              18.39%
    Highest contract charges                  2.03%                --               17.21%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%                --               16.23%
    Highest contract charges                  2.15%                --               15.19%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%                --                3.88%
    Highest contract charges                  2.14%                --                2.95%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%                --               12.67%
    Highest contract charges                  2.13%                --               11.66%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER GLOBAL SECURITIES FUND
 2008  Lowest contract charges                1.25%              1.26%             (41.07)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.24%              0.90%               4.76%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.89%                --                7.84%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%              1.96%               2.57%
    Highest contract charges                  2.24%              2.02%               2.39%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE
 2008  Lowest contract charges                   28,190       $5.457445          $153,846
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   35,097        9.113363           319,847
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   27,871       10.572820           294,675
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  867,095        1.020694           885,039
    Highest contract charges                        850        1.017740               866
    Remaining contract charges               49,721,749              --        50,696,969
PIMCO VIT REAL RETURN
 2008  Lowest contract charges                   96,653       10.294340           994,980
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   62,687       11.215001           703,039
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                    8,977       10.261335            92,112
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  867,095        1.020694           885,039
    Highest contract charges                        850        1.017740               866
    Remaining contract charges               49,721,749              --        50,696,969
PIONEER FUND VCT PORTFOLIO
 2008  Lowest contract charges                  685,241        0.789105           540,727
    Highest contract charges                      1,340        0.760108             1,018
    Remaining contract charges               39,609,977              --        30,863,672
 2007  Lowest contract charges                  891,695        1.216169         1,084,452
    Highest contract charges                      1,341        1.185067             1,589
    Remaining contract charges               61,345,782              --        73,956,430
 2006  Lowest contract charges                  808,646        1.174047           949,388
    Highest contract charges                        852        1.157257               984
    Remaining contract charges               38,612,047              --        45,085,478
 2005  Lowest contract charges                  867,095        1.020694           885,039
    Highest contract charges                        850        1.017740               866
    Remaining contract charges               49,721,749              --        50,696,969

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PUTNAM VT SMALL CAP VALUE
 2008  Lowest contract charges                1.26%              1.57%             (40.12)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.51%             (13.80)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.89%                --                5.84%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%              1.96%               2.57%
    Highest contract charges                  2.24%              2.02%               2.39%
    Remaining contract charges                  --                 --                  --
PIMCO VIT REAL RETURN
 2008  Lowest contract charges                1.25%              3.52%              (8.21)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.24%              4.58%               9.29%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.89%              3.25%               2.10%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%              1.96%               2.57%
    Highest contract charges                  2.24%              2.02%               2.39%
    Remaining contract charges                  --                 --                  --
PIONEER FUND VCT PORTFOLIO
 2008  Lowest contract charges                1.15%              1.48%             (35.12)%
    Highest contract charges                  2.31%              1.54%             (35.86)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.00%               3.59%
    Highest contract charges                  2.29%              1.06%               2.40%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.11%              15.02%
    Highest contract charges                  2.34%              1.11%              13.71%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%              1.96%               2.57%
    Highest contract charges                  2.24%              2.02%               2.39%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PIONEER VCT OAK RIDGE LARGE CAP GROWTH
 PORTFOLIO
 2008  Lowest contract charges                  231,994       $0.688279          $159,677
    Highest contract charges                     27,163        0.664086            18,039
    Remaining contract charges                7,916,989              --         5,344,539
 2007  Lowest contract charges                  240,660        1.129146           271,740
    Highest contract charges                     14,406        1.101525            15,869
    Remaining contract charges               10,681,940              --        11,906,729
 2006  Lowest contract charges                  222,039        1.056411           234,564
    Highest contract charges                     14,205        1.041966            14,803
    Remaining contract charges               12,263,084              --        12,863,725
 2005  Lowest contract charges                  236,318        1.039627           245,683
    Highest contract charges                     77,602        1.036880            80,464
    Remaining contract charges               14,003,773              --        14,538,635
PIONEER MID CAP VALUE VCT PORTFOLIO
 2008  Lowest contract charges                   20,485        7.275384           149,037
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   23,439       11.121410           260,680
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   12,507       10.689866           133,702
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
JENNISON 20/20 FOCUS PORTFOLIO
 2008  Lowest contract charges                  168,842        0.927612           156,620
    Highest contract charges                     32,912        0.906580            29,837
    Remaining contract charges                  227,233              --           206,872
 2007  Lowest contract charges                  235,796        1.549956           365,473
    Highest contract charges                     32,916        1.523171            50,136
    Remaining contract charges                  230,427              --           351,772
 2006  Lowest contract charges                  245,322        1.425231           349,640
    Highest contract charges                     32,919        1.408321            46,359
    Remaining contract charges                  441,000              --           621,226
 2005  Lowest contract charges                  243,079        1.270271           308,776
    Highest contract charges                     32,923        1.262122            41,553
    Remaining contract charges                  234,997              --           295,362
 2004  Lowest contract charges                  231,891        1.060721           245,970
    Highest contract charges                     20,395        1.054617            21,509
    Remaining contract charges                  192,282              --           202,043

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PIONEER VCT OAK RIDGE LARGE CAP GROWTH
 PORTFOLIO
 2008  Lowest contract charges                1.15%              0.40%             (39.04)%
    Highest contract charges                  2.25%              0.34%             (39.71)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.18%               6.89%
    Highest contract charges                  2.24%              0.19%               5.72%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.03%               1.61%
    Highest contract charges                  2.27%                --                0.50%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%                --                2.04%
    Highest contract charges                  2.17%                --                1.87%
    Remaining contract charges                  --                 --                  --
PIONEER MID CAP VALUE VCT PORTFOLIO
 2008  Lowest contract charges                1.26%              0.83%             (34.58)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.24%              0.66%               4.04%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.90%                --                6.83%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
JENNISON 20/20 FOCUS PORTFOLIO
 2008  Lowest contract charges                1.25%                --              (40.15)%
    Highest contract charges                  1.81%                --              (40.48)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.12%               8.75%
    Highest contract charges                  1.79%              0.12%               8.16%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%                --               12.20%
    Highest contract charges                  1.80%                --               11.58%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.24%                --               19.76%
    Highest contract charges                  1.79%                --               19.10%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%                --               13.95%
    Highest contract charges                  2.00%                --               13.09%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
JENNISON PORTFOLIO
 2008  Lowest contract charges                  607,740       $0.452576          $275,049
    Highest contract charges                     70,380        0.618329            43,518
    Remaining contract charges                  862,322              --           389,771
 2007  Lowest contract charges                  711,416        0.733898           522,107
    Highest contract charges                     85,782        1.008222            86,487
    Remaining contract charges                1,032,223              --           825,733
 2006  Lowest contract charges                  736,788        0.666147           490,809
    Highest contract charges                     86,649        0.920193            79,734
    Remaining contract charges                1,147,097              --           829,429
 2005  Lowest contract charges                  768,335        0.665435           511,277
    Highest contract charges                     87,225        0.924280            80,621
    Remaining contract charges                1,063,249              --           779,362
 2004  Lowest contract charges                  749,187        0.590932           442,718
    Highest contract charges                     87,232        0.825314            71,994
    Remaining contract charges                1,306,639              --           840,245
PRUDENTIAL VALUE PORTFOLIO
 2008  Lowest contract charges                   97,530        0.813013            79,293
    Highest contract charges                    120,200        0.773874            93,020
    Remaining contract charges                  421,053              --           335,508
 2007  Lowest contract charges                  143,502        1.433148           205,659
    Highest contract charges                    125,493        1.373749           172,396
    Remaining contract charges                  430,329              --           606,809
 2006  Lowest contract charges                  155,748        1.411305           219,808
    Highest contract charges                    125,887        1.367992           172,215
    Remaining contract charges                  501,983              --           697,354
 2005  Lowest contract charges                  156,586        1.196600           187,371
    Highest contract charges                    125,888        1.166272           146,820
    Remaining contract charges                  502,067              --           592,861
 2004  Lowest contract charges                  158,426        1.042586           165,174
    Highest contract charges                    125,888        1.021765           128,628
    Remaining contract charges                  315,023              --           325,076

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
JENNISON PORTFOLIO
 2008  Lowest contract charges                1.25%              0.07%             (38.33)%
    Highest contract charges                  1.81%              0.06%             (38.67)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%                --               10.17%
    Highest contract charges                  1.80%                --                9.57%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%                --                0.11%
    Highest contract charges                  1.80%                --               (0.44)%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%                --               12.61%
    Highest contract charges                  1.79%                --               11.99%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              0.04%               7.86%
    Highest contract charges                  1.81%              0.04%               7.27%
    Remaining contract charges                  --                 --                  --
PRUDENTIAL VALUE PORTFOLIO
 2008  Lowest contract charges                1.26%              1.55%             (43.27)%
    Highest contract charges                  1.96%              1.39%             (43.67)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              1.00%               1.55%
    Highest contract charges                  1.93%              3.48%               0.84%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              1.01%              17.94%
    Highest contract charges                  1.80%              1.02%              17.30%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.90%              14.77%
    Highest contract charges                  1.79%              0.87%              14.14%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              0.99%              14.40%
    Highest contract charges                  1.80%              0.96%              13.77%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PRUDENTIAL SERIES INTERNATIONAL GROWTH
 2008  Lowest contract charges                   34,572       $0.695495           $24,044
    Highest contract charges                      4,874        0.662031             3,227
    Remaining contract charges                  226,594              --           152,752
 2007  Lowest contract charges                   51,072        1.422348            72,641
    Highest contract charges                    108,352        1.371148           148,566
    Remaining contract charges                  127,848              --           178,525
 2006  Lowest contract charges                   43,151        1.209005            52,170
    Highest contract charges                     41,032        1.153893            47,344
    Remaining contract charges                  244,243              --           288,275
 2005  Lowest contract charges                   50,957        1.016050            51,775
    Highest contract charges                     77,536        0.990304            76,784
    Remaining contract charges                   40,491              --            40,688
 2004  Lowest contract charges                   49,538        0.888489            44,014
    Highest contract charges                     81,820        0.870740            71,244
    Remaining contract charges                   39,209              --            34,534
ROYCE SMALL-CAP PORTFOLIO
 2008  Lowest contract charges                  109,655        7.194285           788,886
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   94,510       10.003939           945,471
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   42,147       10.350967           436,268
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WESTERN ASSET GOVERNMENT MONEY MARKET
 FUND
 2008  Lowest contract charges                    5,244        3.184565            16,699
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                    5,780        3.146351            18,187
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                    6,325        3.035472            19,198
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                    6,890        2.939165            20,251
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    7,479        2.890415            21,615
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PRUDENTIAL SERIES INTERNATIONAL GROWTH
 2008  Lowest contract charges                1.25%              1.17%             (51.10)%
    Highest contract charges                  1.95%              1.44%             (51.44)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.43%              17.65%
    Highest contract charges                  1.79%              0.36%              17.00%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              1.65%              18.99%
    Highest contract charges                  2.15%              1.61%              17.93%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.24%              0.16%              14.36%
    Highest contract charges                  1.79%              0.22%              13.73%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%                --               14.68%
    Highest contract charges                  1.81%                --               14.05%
    Remaining contract charges                  --                 --                  --
ROYCE SMALL-CAP PORTFOLIO
 2008  Lowest contract charges                1.25%              0.66%             (28.09)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.24%              0.06%              (3.35)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.90%              0.10%               3.82%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WESTERN ASSET GOVERNMENT MONEY MARKET
 FUND
 2008  Lowest contract charges                1.00%              2.21%               1.22%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.00%              4.57%               3.65%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.00%              4.21%               3.28%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.00%              2.66%               1.69%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.00%              0.84%              (0.16)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
LEGG MASON PARTNERS APPRECIATION FUND
 2008  Lowest contract charges                    9,572      $11.610712           $11,140
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                    9,574       16.529297           158,248
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   11,174       15.438493           172,514
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   11,314       13.609993           153,987
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                   11,471       13.199325           151,403
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WESTERN ASSET MONEY MARKET FUND
 2008  Lowest contract charges                    3,821        3.595495            13,738
    Highest contract charges                     57,223        3.720517           212,900
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                    3,828        3.535811            13,535
    Highest contract charges                     59,710        3.658758           218,463
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                    3,835        3.404341            13,056
    Highest contract charges                     59,751        3.522722           210,488
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                    3,842        3.282092            12,611
    Highest contract charges                     69,527        3.396228           236,130
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    3,850        3.225372            12,418
    Highest contract charges                     71,058        3.337540           237,160
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
LEGG MASON PARTNERS APPRECIATION FUND
 2008  Lowest contract charges                1.00%              1.00%             (29.76)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.00%              0.81%               7.07%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.00%              0.89%              13.44%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.00%              0.50%               3.11%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.00%              0.97%               7.84%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WESTERN ASSET MONEY MARKET FUND
 2008  Lowest contract charges                1.00%              2.67%               1.69%
    Highest contract charges                  1.00%              2.68%               1.69%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.00%              4.77%               3.86%
    Highest contract charges                  1.00%              4.77%               3.86%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.00%              4.65%               3.73%
    Highest contract charges                  1.00%              4.64%               3.73%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.99%              2.74%               1.76%
    Highest contract charges                  1.00%              2.73%               1.76%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.00%              0.89%              (0.10)%
    Highest contract charges                  1.00%              0.90%              (0.11)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
UBS SERIES TRUST -- U.S. ALLOCATION
 PORTFOLIO
 2008  Lowest contract charges                   35,875       $0.803200           $28,815
    Highest contract charges                      1,540        0.662567             1,021
    Remaining contract charges                7,900,859              --         6,212,542
 2007  Lowest contract charges                   49,470        1.256438            62,155
    Highest contract charges                    142,627        1.044791           149,016
    Remaining contract charges               10,801,800              --        13,292,752
 2006  Lowest contract charges                   88,619        1.247275           110,533
    Highest contract charges                     18,805        1.185143            22,285
    Remaining contract charges               13,714,987              --        16,712,906
 2005  Lowest contract charges                   90,063        1.136717           102,377
    Highest contract charges                     25,383        1.089314            27,650
    Remaining contract charges               16,596,944              --        18,341,483
 2004  Lowest contract charges                  598,098        1.078686           645,161
    Highest contract charges                     20,741        1.042518            21,623
    Remaining contract charges               19,406,538              --        20,357,986
VICTORY VARIABLE INSURANCE DIVERSIFIED
 STOCK FUND
 2008  Lowest contract charges                   65,044        8.104915           527,178
    Highest contract charges                      1,248        7.744054             9,662
    Remaining contract charges                   61,381              --           477,285
 2007  Lowest contract charges                  101,683       13.208522         1,343,079
    Highest contract charges                     10,140       12.788407           129,675
    Remaining contract charges                   54,172              --           698,433
 2006  Lowest contract charges                  120,607       12.164063         1,467,069
    Highest contract charges                      5,975       11.836186            70,718
    Remaining contract charges                   67,259              --           802,913
 2005  Lowest contract charges                  129,932       10.834776         1,407,789
    Highest contract charges                      5,975       10.595566            63,306
    Remaining contract charges                   75,572              --           808,031
 2004  Lowest contract charges                  131,493       10.088676         1,326,587
    Highest contract charges                      5,975        9.915361            59,242
    Remaining contract charges                   82,028              --           819,091

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
UBS SERIES TRUST -- U.S. ALLOCATION
 PORTFOLIO
 2008  Lowest contract charges                1.15%              2.51%             (36.07)%
    Highest contract charges                  1.98%              0.12%             (36.58)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              2.44%               0.74%
    Highest contract charges                  1.94%              2.09%              (0.07)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              2.40%               9.73%
    Highest contract charges                  2.00%              2.53%               8.80%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.19%              0.98%               5.38%
    Highest contract charges                  1.99%              1.09%               4.49%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.11%              0.66%               9.12%
    Highest contract charges                  1.99%                --                8.19%
    Remaining contract charges                  --                 --                  --
VICTORY VARIABLE INSURANCE DIVERSIFIED
 STOCK FUND
 2008  Lowest contract charges                1.26%              0.74%             (38.64)%
    Highest contract charges                  1.89%              1.26%             (39.04)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.63%               8.59%
    Highest contract charges                  1.74%              0.36%               8.05%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              0.31%              12.27%
    Highest contract charges                  1.75%              0.32%              11.71%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.08%               7.40%
    Highest contract charges                  1.74%              0.08%               6.86%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.25%              0.61%               8.30%
    Highest contract charges                  1.75%              0.60%               7.76%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COMSTOCK
 2008  Lowest contract charges                   13,859       $6.870122           $95,213
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   17,526       10.835972           189,917
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   11,153       11.233815           125,291
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2008  Lowest contract charges                  226,463        0.959907           217,384
    Highest contract charges                     41,035        0.944882            38,773
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  226,489        1.376694           311,807
    Highest contract charges                     39,479        1.358557            53,634
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  226,441        1.300788           294,552
    Highest contract charges                     37,397        1.286867            48,125
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  226,300        1.179275           266,870
    Highest contract charges                     31,770        1.169565            37,158
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                  197,783        1.141943           225,858
    Highest contract charges                     25,903        1.135372            29,410
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 2008  Lowest contract charges                   18,800        1.272794            23,928
    Highest contract charges                     28,686        1.210599            34,727
    Remaining contract charges                   20,529              --            25,247
 2007  Lowest contract charges                   30,997        1.257584            38,982
    Highest contract charges                     31,280        1.205134            37,696
    Remaining contract charges                   34,198              --            41,762
 2006  Lowest contract charges                   29,129        1.197937            34,894
    Highest contract charges                     27,408        1.156624            31,701
    Remaining contract charges                   32,475              --            37,967
 2005  Lowest contract charges                   27,612        1.166838            32,219
    Highest contract charges                     34,334        1.135088            38,972
    Remaining contract charges                   62,904              --            71,994
 2004  Lowest contract charges                   21,685        1.158038            25,112
    Highest contract charges                     28,282        1.135004            32,100
    Remaining contract charges                   58,253              --            66,497

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COMSTOCK
 2008  Lowest contract charges                1.26%              2.45%             (36.60)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              1.27%              (3.54)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.89%                --               12.52%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2008  Lowest contract charges                1.65%              2.46%             (30.27)%
    Highest contract charges                  1.90%              2.47%             (30.45)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.65%              2.25%               5.84%
    Highest contract charges                  1.89%              2.27%               5.57%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.65%              2.33%              10.30%
    Highest contract charges                  1.90%              2.36%              10.03%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.64%              2.11%               3.27%
    Highest contract charges                  1.89%              2.10%               3.01%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.60%              2.99%               7.55%
    Highest contract charges                  1.84%              4.49%               7.29%
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 2008  Lowest contract charges                1.15%              4.78%               1.21%
    Highest contract charges                  1.90%              4.78%               0.45%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              4.57%               4.98%
    Highest contract charges                  1.89%              4.57%               4.19%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              4.39%               2.67%
    Highest contract charges                  1.90%              4.38%               1.90%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              3.68%               0.76%
    Highest contract charges                  1.89%              3.68%               0.01%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.13%              3.36%               3.20%
    Highest contract charges                  1.83%              3.31%               2.43%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
 FUND
 2008  Lowest contract charges                   60,056       $0.905234           $54,365
    Highest contract charges                     31,367        0.874698            27,437
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   57,271        1.441381            82,549
    Highest contract charges                     38,146        1.399752            53,395
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   54,428        1.418348            77,198
    Highest contract charges                     36,582        1.384285            50,639
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   56,217        1.210244            68,036
    Highest contract charges                      9,643        1.177301            11,353
    Remaining contract charges                   67,200              --            79,771
 2004  Lowest contract charges                   47,184        1.161788            54,817
    Highest contract charges                      9,813        1.138683            11,174
    Remaining contract charges                   66,310              --            75,943
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 CORE FUND
 2008  Lowest contract charges                    6,704        0.912908             6,120
    Highest contract charges                     19,914        0.868344            17,292
    Remaining contract charges                  115,563              --           101,940
 2007  Lowest contract charges                    5,809        1.631868             9,479
    Highest contract charges                     19,130        1.563907            29,918
    Remaining contract charges                  103,657              --           164,269
 2006  Lowest contract charges                    6,043        1.465147             8,854
    Highest contract charges                     16,263        1.414697            23,008
    Remaining contract charges                  104,777              --           149,827
 2005  Lowest contract charges                    6,387        1.226820             7,835
    Highest contract charges                     61,112        1.203348            73,540
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    5,202        1.131448             5,885
    Highest contract charges                     62,302        1.115354            69,489
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
 FUND
 2008  Lowest contract charges                1.15%              1.96%             (37.20)%
    Highest contract charges                  1.66%              1.96%             (37.51)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.53%               1.62%
    Highest contract charges                  1.64%              1.52%               1.12%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.56%              17.20%
    Highest contract charges                  1.65%              1.45%              16.61%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              1.46%               4.17%
    Highest contract charges                  1.89%              1.44%               3.39%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.13%              2.87%               9.81%
    Highest contract charges                  1.84%              2.26%               8.99%
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 CORE FUND
 2008  Lowest contract charges                1.15%              1.98%             (44.06)%
    Highest contract charges                  1.90%              1.99%             (44.48)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.01%              11.38%
    Highest contract charges                  1.88%              0.01%              10.55%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.69%              19.43%
    Highest contract charges                  1.87%              6.48%              18.54%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              2.05%               8.43%
    Highest contract charges                  1.65%              1.97%               7.89%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.02%                --                8.38%
    Highest contract charges                  1.55%                --                7.84%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2008  Lowest contract charges                   82,562       $0.692866           $57,204
    Highest contract charges                      5,162        0.658990             3,402
    Remaining contract charges                   81,688              --            54,688
 2007  Lowest contract charges                   72,953        1.148817            83,809
    Highest contract charges                      5,059        1.100896             5,570
    Remaining contract charges                   88,236              --            98,437
 2006  Lowest contract charges                   71,543        1.079893            77,259
    Highest contract charges                      5,436        1.042636             5,668
    Remaining contract charges                   86,474              --            91,136
 2005  Lowest contract charges                   64,599        1.067331            68,949
    Highest contract charges                     11,728        1.038267            12,177
    Remaining contract charges                  100,664              --           105,382
 2004  Lowest contract charges                   54,980        1.021457            56,160
    Highest contract charges                     12,106        1.001129            12,119
    Remaining contract charges                   99,571              --           100,258
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2008  Lowest contract charges                    1,521        0.925656             1,408
    Highest contract charges                      3,408        0.880410             3,001
    Remaining contract charges                   27,260              --            24,381
 2007  Lowest contract charges                    1,451        1.598511             2,320
    Highest contract charges                      3,640        1.531853             5,575
    Remaining contract charges                   26,670              --            41,400
 2006  Lowest contract charges                    1,647        1.420762             2,340
    Highest contract charges                      4,169        1.371761             5,717
    Remaining contract charges                   29,307              --            40,637
 2005  Lowest contract charges                    1,666        1.170801             1,951
    Highest contract charges                     16,724        1.148379            19,205
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    1,340        1.114753             1,493
    Highest contract charges                     17,054        1.098874            18,740
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2008  Lowest contract charges                1.15%              0.28%             (39.69)%
    Highest contract charges                  1.90%              0.27%             (40.14)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%                --                6.38%
    Highest contract charges                  1.89%                --                5.59%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%                --                1.18%
    Highest contract charges                  1.91%                --                0.42%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.15%              0.18%               4.49%
    Highest contract charges                  1.89%              0.18%               3.71%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.13%                --                2.08%
    Highest contract charges                  1.84%                --                1.31%
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2008  Lowest contract charges                1.15%                --              (42.09)%
    Highest contract charges                  1.91%                --              (42.53)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.14%                --               12.51%
    Highest contract charges                  1.88%                --               11.67%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%                --               21.35%
    Highest contract charges                  1.88%                --               20.44%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.13%                --                5.03%
    Highest contract charges                  1.64%                --                4.51%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.05%                --               12.47%
    Highest contract charges                  1.56%                --               11.91%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP
 GROWTH STOCK FUND
 2008  Lowest contract charges                  150,301       $0.881647          $132,512
    Highest contract charges                      9,137        8.386675            76,626
    Remaining contract charges                  830,743              --         1,393,253
 2007  Lowest contract charges                  173,805        1.507265           261,971
    Highest contract charges                     11,666       14.453275           168,608
    Remaining contract charges                1,147,866              --         3,192,046
 2006  Lowest contract charges                  198,779        1.325939           263,569
    Highest contract charges                     13,452       12.816624           172,394
    Remaining contract charges                1,463,382              --         3,341,806
 2005  Lowest contract charges                  200,785        1.213271           243,607
    Highest contract charges                     15,530       11.821731           183,597
    Remaining contract charges                1,729,612              --         3,369,769
 2004  Lowest contract charges                  116,860        1.241531           145,085
    Highest contract charges                      7,075       12.194318            86,273
    Remaining contract charges                1,592,046              --         2,705,970
RIDGEWORTH VARIABLE TRUST LARGE CAP
 CORE EQUITY FUND
 2008  Lowest contract charges                   30,465        1.101536            33,558
    Highest contract charges                      1,843       10.478782            19,313
    Remaining contract charges                  715,743              --           954,516
 2007  Lowest contract charges                   40,137        1.798948            72,205
    Highest contract charges                      2,197       17.250803            37,897
    Remaining contract charges                  969,304              --         2,204,057
 2006  Lowest contract charges                   41,994        1.810087            76,013
    Highest contract charges                      4,437       17.496980            77,658
    Remaining contract charges                1,121,538              --         2,467,812
 2005  Lowest contract charges                   68,714        1.579772           108,552
    Highest contract charges                      3,902       15.393297            60,068
    Remaining contract charges                1,386,683              --         2,521,214
 2004  Lowest contract charges                   62,338        1.469399            91,602
    Highest contract charges                      3,229       14.432809            46,602
    Remaining contract charges                1,169,183              --         1,873,796

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP
 GROWTH STOCK FUND
 2008  Lowest contract charges                1.41%              0.26%             (41.51)%
    Highest contract charges                  2.21%              0.25%             (41.97)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.41%              13.68%
    Highest contract charges                  2.19%              0.41%              12.77%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.29%               9.29%
    Highest contract charges                  2.20%              0.28%               8.42%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              0.14%              (2.28)%
    Highest contract charges                  2.18%              0.16%              (3.06)%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.38%              0.39%               5.27%
    Highest contract charges                  2.16%              0.56%               4.43%
    Remaining contract charges                  --                 --                  --
RIDGEWORTH VARIABLE TRUST LARGE CAP
 CORE EQUITY FUND
 2008  Lowest contract charges                1.40%              0.97%             (38.77)%
    Highest contract charges                  2.21%              1.02%             (39.26)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              1.17%              (0.62)%
    Highest contract charges                  2.20%              1.08%              (1.41)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.41%              1.21%              14.58%
    Highest contract charges                  2.20%              1.28%              13.67%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              0.96%               7.51%
    Highest contract charges                  2.19%              0.93%               6.66%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.39%              1.03%              12.71%
    Highest contract charges                  2.16%              1.41%              11.82%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST MID-CAP CORE
 EQUITY FUND
 2008  Lowest contract charges                   12,757       $1.108745           $14,145
    Highest contract charges                      2,631       10.547200            27,750
    Remaining contract charges                  366,261              --           588,361
 2007  Lowest contract charges                   32,220        1.894681            61,046
    Highest contract charges                      2,988       18.168555            54,290
    Remaining contract charges                  498,763              --         1,410,952
 2006  Lowest contract charges                   39,954        1.826714            72,984
    Highest contract charges                      3,273       17.657485            57,792
    Remaining contract charges                  525,994              --         1,452,940
 2005  Lowest contract charges                   42,498        1.673130            71,104
    Highest contract charges                      2,859       16.302884            46,615
    Remaining contract charges                  632,414              --         1,516,046
 2004  Lowest contract charges                   40,867        1.484186            60,654
    Highest contract charges                      2,155       14.577977            31,418
    Remaining contract charges                  507,150              --         1,013,237
RIDGEWORTH VARIABLE TRUST LARGE CAP
 VALUE EQUITY FUND
 2008  Lowest contract charges                    9,010        1.239360            11,166
    Highest contract charges                      2,903       11.789855            34,220
    Remaining contract charges                  434,873              --           629,338
 2007  Lowest contract charges                   15,698        1.869964            29,354
    Highest contract charges                      3,440       17.931788            61,677
    Remaining contract charges                  607,335              --         1,321,101
 2006  Lowest contract charges                   21,326        1.831218            39,052
    Highest contract charges                      3,690       17.701234            65,331
    Remaining contract charges                  875,528              --         1,863,774
 2005  Lowest contract charges                   58,019        1.516413            87,981
    Highest contract charges                      3,680       14.775851            54,373
    Remaining contract charges                1,121,541              --         1,890,752
 2004  Lowest contract charges                   58,752        1.482228            87,085
    Highest contract charges                      2,922       14.558728            42,544
    Remaining contract charges                1,262,631              --         2,021,894

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
RIDGEWORTH VARIABLE TRUST MID-CAP CORE
 EQUITY FUND
 2008  Lowest contract charges                1.41%              0.52%             (41.48)%
    Highest contract charges                  2.21%              0.68%             (41.95)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.22%               3.72%
    Highest contract charges                  2.19%              0.23%               2.89%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.38%               9.18%
    Highest contract charges                  2.20%              0.38%               8.31%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.46%              12.73%
    Highest contract charges                  2.19%              0.46%              11.83%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.39%              0.77%              15.20%
    Highest contract charges                  2.17%              0.93%              14.28%
    Remaining contract charges                  --                 --                  --
RIDGEWORTH VARIABLE TRUST LARGE CAP
 VALUE EQUITY FUND
 2008  Lowest contract charges                1.41%              1.99%             (33.72)%
    Highest contract charges                  2.21%              2.13%             (34.25)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              1.49%               2.12%
    Highest contract charges                  2.19%              1.56%               1.30%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.42%              1.31%              20.76%
    Highest contract charges                  2.20%              1.43%              19.80%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.63%               2.31%
    Highest contract charges                  2.19%              1.66%               1.49%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.38%              2.25%              13.69%
    Highest contract charges                  2.18%              2.04%              12.79%
    Remaining contract charges                  --                 --                  --

* This represents the annualized contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

-------------------------------------------------------------------------------

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Riders (if applicable) and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense ranging from 0.40% to 1.50% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense of 0.15% of the contract's value for administrative services provided by the Company.

    These charges are a reduction in unit values.

RIDERS:

    The Company will charge an expense for various Rider charges, such as Optional Death Benefit Charge, Earnings Protection Benefit Charge, The Hartford's Principal First Charge, The Hartford's Principal First Preferred Charge, MAV/EPB Death Benefit Charge, and MAV 70 Death Benefit Charge. These deductions range from 0.15% to 0.75%.

    These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are a redemption of units.

                        Report of Independent RegisterF-2

                           ED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 of the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of financial instruments in 2008.

DELOITTE & TOUCHE LLP
Hartford, Connecticut

February 11, 2009 (April 29, 2009 as to the effects of the change in reporting entity structure and the retrospective adoption of FASB Statement No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS, described in Note 1 and Note 17)

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                      2008            2007           2006
                                                 (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                  $4,155         $4,470         $3,881
 Earned premiums                          984            983            547
 Net investment income (loss)
 Securities available-for-sale and
  other                                2, 588          3,056          2,752
 Equity securities held for
  trading                                (246)             1             16
                                    ---------       --------       --------
TOTAL NET INVESTMENT INCOME (LOSS)      2,342          3,057          2,768
 Net realized capital losses           (5,763)          (934)          (298)
                                    ---------       --------       --------
                    TOTAL REVENUES      1,718          7,576          6,898
                                    ---------       --------       --------
BENEFITS, LOSSES AND EXPENSES
 Benefits, loss and loss
  adjustment expenses                   4,047          3,982          3,205
 Benefits, loss and loss
  adjustment expenses -- returns
  credited on International
  unit-linked bonds and pension
  products                               (246)             1             16
 Insurance expenses and other           1,940          1,832          1,359
 Amortization of deferred policy
  acquisition costs and present
  value of future profits               1,620            605          1,238
 Goodwill impairment                      184             --             --
 Dividends to policyholders                13             11             22
                                    ---------       --------       --------
        TOTAL BENEFITS, LOSSES AND
                          EXPENSES      7,558          6,431          5,840
                                    ---------       --------       --------
   INCOME (LOSS) BEFORE INCOME TAX
                           EXPENSE     (5,840)         1,145          1,058
 Income tax expense (benefit)          (2,181)           252            182
                                    ---------       --------       --------
                 NET INCOME (LOSS)   $ (3,659)         $ 893          $ 876
                                    ---------       --------       --------
           LESS: NET (INCOME) LOSS
               ATTRIBUTABLE TO THE
           NONCONTROLLING INTEREST        105             (7)            (3)
                                    ---------       --------       --------
 NET INCOME (LOSS) ATTRIBUTABLE TO
   HARTFORD LIFE INSURANCE COMPANY     (3,554)           886            873
                                    ---------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Hartford Life Insurance CompanyF-4

                                AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                               AS OF DECEMBER 31,
                                             2008              2007
                                              (IN MILLIONS, EXCEPT
                                                 FOR SHARE DATA)
----------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available-for-sale,
  at fair value (amortized cost of
  $48,444 and $46,243)                        $39,560           $45,646
 Equity securities, held for trading, at
  fair value (cost of $1,830 and $1,128)        1,634             1,248
 Equity securities, available for sale,
  at fair value (cost of $614 and $781)           434               740
 Policy loans, at outstanding balance           2,154             2,016
 Mortgage loans on real estate                  4,896             4,166
 Limited partnership and other
  alternative investments                       1,033             1,246
 Other investments                              1,237               486
 Short-term investments                         5,742               929
                                          -----------       -----------
                       TOTAL INVESTMENTS       56,690            56,477
                                          -----------       -----------
 Cash                                             661               423
 Premiums receivable and agents'
  balances                                         25                35
 Reinsurance recoverables                       3,195             1,732
 Deferred income taxes                          3,444                --
 Deferred policy acquisition costs and
  present value of future profits               9,944             8,601
 Goodwill                                         462               567
 Other assets                                   3,267             1,603
 Separate account assets                      130,171           199,924
                                          -----------       -----------
                            TOTAL ASSETS    $ 207,859         $ 269,362
                                          -----------       -----------
LIABILITIES
 Reserve for future policy benefits and
  unpaid losses and loss adjustment
  expenses                                    $10,602            $9,442
 Other policyholder funds and benefits
  payable                                      52,647            42,396
 Other policyholder funds and benefits
  payable -- International unit-linked
  bonds and pension products                    1,613             1,217
 Consumer notes                                 1,210               809
 Deferred income taxes                             --               155
 Other liabilities                              8,373             6,544
 Separate account liabilities                 130,171           199,924
                                          -----------       -----------
                       TOTAL LIABILITIES      204,616           260,487
                                          -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES
 (NOTE 10)
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares
  authorized, issued and outstanding,
  par value $5,690                                  6                 6
 Capital surplus                                6,157             3,746
 Accumulated other comprehensive loss,
  net of tax                                   (4,531)             (447)
 Retained earnings                              1,446             5,315
                                          -----------       -----------
              TOTAL STOCKHOLDER'S EQUITY        3,078             8,620
                                          -----------       -----------
 Noncontrolling interest                          165               255
                                          -----------       -----------
                            TOTAL EQUITY        3,243             8,875
                                          -----------       -----------
     TOTAL LIABILITIES AND STOCKHOLDER'S
                                  EQUITY    $ 207,859          $269,362
                                          -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                 ACCUMULATED OTHER
                                                                            COMPREHENSIVE INCOME (LOSS)
                                                                   NET                NET (LOSS)
                                                                UNREALIZED             GAIN ON
                                                              CAPITAL GAINS           CASH FLOW            FOREIGN
                                 COMMON                        (LOSSES) ON             HEDGING             CURRENCY
                                  STOCK         CAPITAL        SECURITIES,           INSTRUMENTS,        TRANSLATION
                                                SURPLUS         NET OF TAX            NET OF TAX             ADJS
                                                                      (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------------
2008
Balance, December 31, 2007          $6          $3,746              $(318)               $(137)                 $8
Comprehensive income
 Net loss
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                           (4,488)
 Net gains on cash flow
  hedging instruments                                                                      577
Cumulative translation
 adjustments                                                                                                  (173)
Total other comprehensive
 loss
 Total comprehensive loss
Capital contribution from
 parent (3)                                      2,411
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2008      $ 6          $ 6,157          $ (4,806)               $ 440              $ (165)
                                   ---           -----           --------               ------              ------
2007
Balance, December 31, 2006          $6          $3,317               $503                $(210)                $(4)
Comprehensive income
Net income
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                             (821)
 Net loss on cash flow
  hedging instruments                                                                       73
Cumulative translation
 adjustments                                                                                                    12
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent                                            429
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2007      $ 6          $ 3,746            $ (318)              $ (137)                $ 8
                                   ---           -----           --------               ------              ------
2006
Balance, December 31, 2005           6           3,080                583                 (113)                (32)
Comprehensive income
Net income
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                              (80)
 Net gains on cash flow
  hedging instruments                                                                      (97)
Cumulative translation
 adjustments                                                                                                    28
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent                                            237
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2006      $ 6          $ 3,317             $ 503               $ (210)               $ (4)
                                   ---           -----           --------               ------              ------


                                                                                NON-
                                                          TOTAL             CONTROLLING
                                   RETAINED           STOCKHOLDER'S           INTEREST          TOTAL
                                   EARNINGS               EQUITY             (NOTE 17)          EQUITY
                                                            (IN MILLIONS)
-----------------------------  ----------------------------------------------------------------------------
2008
Balance, December 31, 2007           $5,315                $8,620                $255             $8875
Comprehensive income
 Net loss                            (3,554)               (3,554)                               (3,554)
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                   (4,488)                               (4,488)
 Net gains on cash flow
  hedging instruments                                         577                                   577
Cumulative translation
 adjustments                                                 (173)                                 (173)
                                                         --------                              --------
Total other comprehensive
 loss                                                      (4,084)                               (4,084)
                                                         --------                              --------
 Total comprehensive loss                                  (7,638)                               (7,638)
Capital contribution from
 parent (3)                                                 2,411                                 2,411
Dividends declared                     (313)                 (313)                                 (313)
Cumulative effect of
 accounting changes, net of
 tax                                     (2)                   (2)                                   (2)
Change in noncontrolling
 interest ownership                                                                15                15
Noncontrolling income (loss)                                                     (105)             (105)
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2008       $ 1,446               $ 3,078                 165             3,243
                                   --------              --------              ------          --------
2007
Balance, December 31, 2006           $4,894                $8,506                 142             8,648
Comprehensive income
Net income                              886                   886                                   886
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                     (821)                                 (821)
 Net loss on cash flow
  hedging instruments                                          73                                    73
Cumulative translation
 adjustments                                                   12                                    12
                                                         --------                              --------
Total other comprehensive
 income                                                      (736)                                 (736)
                                                         --------                              --------
 Total comprehensive income                                   150                                   150
Capital contribution from
 parent                                                       429                                   429
Dividends declared                     (461)                 (461)                                 (461)
Cumulative effect of
 accounting changes, net of
 tax                                     (4)                   (4)                                   (4)
Change in noncontrolling
 interest ownership                                                               106               106
Noncontrolling income (loss)                                                        7                 7
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2007       $ 5,315               $ 8,620                $255           $ 8,875
                                   --------              --------              ------          --------
2006
Balance, December 31, 2005            4,500                 8,024                  65             8,089
Comprehensive income
Net income                              873                   873                                   873
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                      (80)                                  (80)
 Net gains on cash flow
  hedging instruments                                         (97)                                  (97)
Cumulative translation
 adjustments                                                   28                                    28
                                                         --------
Total other comprehensive
 income                                                      (149)                                 (149)
                                                         --------                              --------
 Total comprehensive income                                   724                                   724
Capital contribution from
 parent                                                       237                                   237
Dividends declared                     (479)                 (479)                                 (479)
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership                                                                74                74
Noncontrolling income (loss)                                                        3                 3
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2006       $ 4,894               $ 8,506               $ 142           $ 8,648
                                   --------              --------              ------          --------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $2,416, $443 and $43 for the years ended December 31, 2008, 2007 and 2006, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(310), $(39) and $52 for the years ended December 31, 2008, 2007 and 2006, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(1,396), $(135), and $(75) for the years ended December 31, 2008, 2007 and 2006, respectively.

(3) The Company received a noncash asset capital contribution of $180 from its parent company during 2008

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                 2008            2007           2006
                                                                           (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income(loss)                                                $(3,659)          $893           $876
 Adjustments to reconcile net income(loss) to net cash
  provided by operating activities
 Amortization of deferred policy acquisition costs and
  present value of future profits                                  1,620            605          1,238
 Additions to deferred policy acquisition costs and present
  value of future profits                                         (1,258)        (1,557)        (1,457)
 Change in:
 Reserve for future policy benefits, unpaid losses and loss
  adjustment expenses                                              1,161          1,228            838
 Reinsurance recoverables                                            (29)          (235)           (47)
 Receivables                                                          66            188              7
 Payables and accruals                                              (369)           585            222
 Accrued and deferred income taxes                                (2,166)          (112)           378
 Net realized capital losses                                       5,763            934            298
 Net receipts from investment contracts related to
  policyholder funds -- International unit-linked bonds and
  pension products                                                   396            867            329
 Net increase in equity securities held for trading                 (386)          (877)          (332)
 Depreciation and amortization                                        78            441            395
 Goodwill impairment                                                 184             --             --
 Other, net                                                         (190)          (345)            12
                                                              ----------       --------       --------
                   NET CASH PROVIDED BY OPERATING ACTIVITIES      $1,211         $2,615         $2,757
                                                              ----------       --------       --------
INVESTING ACTIVITIES
 Proceeds from the sale/maturity/prepayment of:
 Fixed maturities and short-term investments, available for
  sale                                                           $12,104        $19,094        $21,646
 Equity securities, available-for-sale                               140            315            282
 Mortgage loans                                                      325            958            301
 Partnerships                                                        250            175             91
 Derivatives                                                       1,676             --             --
 Payments for the purchase of:
 Fixed maturities and short-term investments, available for
  sale                                                          (18, 216)       (22,027)       (24,152)
 Equity securities, available-for-sale                              (144)          (484)          (455)
 Mortgage loans                                                   (1,067)        (2,492)        (1,574)
 Partnerships                                                       (330)          (607)          (496)
 Derivatives                                                          --           (237)           (84)
 Purchase price of business acquired                                 (78)           (10)
 Change in policy loans, net                                        (139)            (6)           (39)
 Change in payables for collateral under securities lending,
  net                                                               (974)         1,306            788
 Change in all other, net                                           (144)          (357)          (633)
                                                              ----------       --------       --------
                      NET CASH USED FOR INVESTING ACTIVITIES     $(6,597)       $(4,372)       $(4,325)
                                                              ----------       --------       --------
FINANCING ACTIVITIES
 Deposits and other additions to investment and universal
  life-type contracts                                             22,449         33,282         26,983
 Withdrawals and other deductions from investment and
  universal life-type contracts                                  (28,105)       (31,299)       (26,688)
 Net transfers (to)/from separate accounts related to
  investment and universal life-type contracts                     7,074           (607)         1,389
 Issuance of structured financing                                  2,001             --             --
 Capital contributions                                             2,231            397             64
 Dividends paid                                                     (299)         $(459)         $(371)
 Proceeds from issuance of consumer notes                            445            551            258
 Repayment at maturity of consumer notes                             (44)            --             --
                                                              ----------       --------       --------
                   NET CASH PROVIDED BY FINANCING ACTIVITIES      $5,752         $1,865         $1,635
                                                              ----------       --------       --------
 Impact of foreign exchange                                         (128)             3             23
 Net (decrease) increase in cash                                     238            111             90
                                                              ----------       --------       --------
 Cash -- beginning of year                                           423            312            222
                                                              ----------       --------       --------
 Cash -- end of year                                                $661           $423           $312
                                                              ----------       --------       --------
Supplemental Disclosure of Cash Flow Information:
 Net Cash Paid (Received) During the Year for:
 Income taxes                                                      $(183)          $329          $(121)

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company made noncash dividends of $54 related to the guaranteed minimum income and accumulation benefit reinsurance agreements with Hartford Life Insurance K.K and received a noncash asset capital contributions of $180 from its parent company during 2008. The Company made noncash dividends of $2 and received a noncash capital contributions of $20 from its parent company during 2007 related to the guaranteed minimum income benefit reinsurance agreement with Hartford Life Insurance K.K.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"), Hartford Financial Services LLC ("HFSC"), Hartford Life International LTD ("HLINT") and Woodbury Financial Services Corporation ("WFS"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Effective March 31,2009, Hartford Life changed its reporting entity structure to contribute certain wholly owned subsidiaries, including Hartford Life's European Insurance Operations, several broker dealer entities and investment advisory and service entities to the Company. The contribution of subsidiaries was effected to more closely align servicing entities with the writing company issuing the business they service as well as to more efficiently deploy capital across the organization. The change in reporting entity was retrospectively applied to the financial statements of the Company for all periods presented. The contributed subsidiaries resulted in an increase in equity of $1.3 billion as of March 31, 2009.

Along with its parent, HLA, the Company is a financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities, mutual funds and retirement plan services; (b) individual life insurance; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) private placement life insurance and (e) assumes fixed market value adjusted annuities, guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum death benefits ("GMDB") from Hartford Life's Japan operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company and affiliated entities in which the Company directly or indirectly has a controlling financial interest and those variable interest entities in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analyses. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated.

USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; living benefits required to be fair valued; valuation of investments and derivative instruments, evaluation of other-than-temporary impairments on available-for-sale securities; and contingencies relating to corporate litigation and regulatory matters; and goodwill impairment.

ADOPTION OF NEW ACCOUNTING STANDARDS

Amendments to the Impairment Guidance of EITF Issue No. 99-20

In January 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20," ("FSP EITF 99-20-1"). The FSP amends the impairment guidance of Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment of Purchased Beneficial Interest and Beneficial Interest that Continue to Be Held by a Transferor in Securitized

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Financial Assets," by removing the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of securities within its scope. FSP EITF 99-20-1 requires companies to follow the impairment guidance in Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"), which permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The FSP is effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the FSP on December 31, 2008 and the adoption did not have a material effect on the Company's consolidated financial statements.

FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." The purpose of this FSP is to promptly improve disclosures by public entities and enterprises until pending amendments to SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"), and FASB Interpretation No. 46(R), "Consolidation of Variable Interest Entities" ("FIN 46(R)"), are finalized and approved by the FASB. The FSP amends SFAS 140 to require public entities to provide additional disclosures about transferors' continuing involvements with transferred financial assets. It also amends FIN 46(R) to require public enterprises, to provide additional disclosures about their involvement with variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 is effective for financial statements issued for fiscal years and interim periods ending after December 15, 2008. For periods after the initial adoption date, comparative disclosures are required. The Company adopted the FSP on December 31, 2008. See
Note 4 for the new disclosures.

Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4 "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP FAS 133-1 and FIN 45-4"). This FSP amends SFAS 133 to require disclosures by entities that assume credit risk through the sale of credit derivatives including credit derivatives embedded in a hybrid instrument. The intent of these enhanced disclosures is to enable users of financial statements to assess the potential effect on its financial position, financial performance, and cash flows from these credit derivatives. This FSP also amends FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others", to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP FAS 133-1 and FIN 45-4 are effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. For periods after the initial adoption date, comparative disclosures are required. The Company adopted FSP FAS 133-1 and FIN 45-4 on December 31, 2008. See Note 4 for the new disclosures.

Fair Value Measurements

On January 1, 2008, the Company adopted SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which was issued by the FASB in September 2006. The Company also adopted on January 1, 2008, the SFAS 157 related FASB Staff Position ("FSP") described below. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price). SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured at fair value under existing U.S. GAAP. The Company also recorded in opening retained earnings the cumulative effect of applying SFAS 157 to certain customized derivatives measured at fair value in accordance with EITF Issue No. 02-3, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Involved in Energy Trading and Risk Management Activities" ("EITF 02-3"). See Note 3 for additional information regarding SFAS 157. Specifically, see the SFAS 157 Transition discussion within Note 3 for information regarding the effects of applying SFAS 157 on the Company's consolidated financial statements in 2008.

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2") which delays the effective date of SFAS 157 to fiscal years beginning after November 15, 2008 for certain nonfinancial assets and nonfinancial liabilities. Examples of applicable nonfinancial assets and nonfinancial liabilities to which FSP FAS 157-2 applies include, but are not limited to:

- Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value;

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-   Reporting units measured at fair value in the goodwill impairment test as described in SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), and nonfinancial assets and nonfinancial liabilities measured at fair value in the SFAS 142 goodwill impairment test, if applicable; and

- Nonfinancial long-lived assets measured at fair value for impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

As a result of the issuance of FSP FAS 157-2, the Company did not apply the provisions of SFAS 157 to the nonfinancial assets, nonfinancial liabilities and reporting units within the scope of FSP FAS 157-2.

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported net income caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure certain eligible items at fair value (i.e., the fair value option). SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. On January 1, 2008, the Company did not elect to apply the provisions of SFAS 159 to financial assets and liabilities.

Amendment of FASB Interpretation No. 39

In April 2007, the FASB issued FASB Staff Position No. FIN 39-1, "Amendment of FASB Interpretation No. 39" ("FSP FIN 39-1"). FSP FIN 39-1 amends FIN 39, "Offsetting of Amounts Related to Certain Contacts", by permitting a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 by modifying certain terms. FSP FIN 39-1 is effective for reporting periods beginning after November 15, 2007, with early application permitted. The Company early adopted FSP FIN 39-1 on December 31, 2007, by electing to offset cash collateral against amounts recognized for derivative instruments under the same master netting arrangements. The Company recorded the effect of adopting FSP FIN 39-1 as a change in accounting principle through retrospective application. See Note 4 for further discussions on the adoption of FSP FIN 39-1.

Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. FIN 48 requires companies to recognize the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized represents the largest amount of tax benefit that is greater than 50% likely of being realized. A liability is recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the adoption, the Company recognized a $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no unrecognized tax benefits as of January 1, 2007. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not booked any such amounts. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During 2008, the IRS completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which, if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for

                                    F-10

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DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. The Company adopted SOP 05-1 on January 1, 2007 and recognized the cumulative effect of the adoption of SOP 05-1 as a reduction in retained earnings of $14, after-tax.

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 amends and expands disclosures about an entity's derivative and hedging activities with the intent of providing users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS 161 encourages, but does not require, comparative disclosures. The Company adopted SFAS 161 on January 1, 2009. The adoption of this FSP by the Company is expected to result in expanded disclosures related to derivative instruments and hedging activities.

Business Combinations

In December 2007, the FASB issued SFAS No. 141 (revised 2007), "Business Combinations" ("SFAS 141(R)"). This statement replaces SFAS No. 141, "Business Combinations" ("SFAS 141") and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS 141(R) include the following:

- Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values in accordance with SFAS 157 fair value rather than SFAS 141's requirement based on estimated fair values;

- Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

- Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquiree, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

- Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, "Accounting for Contingencies" are met; and

- Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS 141(R) effective date shall not be adjusted upon adoption of SFAS 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The adoption of SFAS 141(R) on January 1, 2009, did not have a material effect on the Company's consolidated financial statements.

Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" ("SFAS 160"). This statement amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements". Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS 160 establishes accounting and reporting standards that require for-profit entities that prepare

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

consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent's equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent's ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and
(e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited.

The Company adopted SFAS 160 on January 1, 2009. Upon adoption, the Company reclassified $65 of noncontrolling interest, recorded in other liabilities, to equity, as of January 1, 2006. See the Company's Condensed Consolidated Statement of Changes in Equity. The adoption of SFAS 160 resulted in certain reclassifications of noncontrolling interests within the Company's Condensed Consolidated Statements of Operations. The adoption of SFAS 160 did not impact the Company's accounting for separate account assets and liabilities. The FASB has added the following topic to the Emerging Issues Task Force ("EITF") agenda, "CONSIDERATION OF AN INSURER'S ACCOUNTING FOR MAJORITY OWNED INVESTMENTS WHEN THE OWNERSHIP IS THROUGH A SEPARATE ACCOUNT". This topic will be discussed at a future EITF meeting. The FASB has expressed three separate views on the treatment of noncontrolling interest in majority owned separate accounts, upon implementation of SFAS 160, all of which are acceptable to the United States Securities and Exchange Commission. The Company follows one of these three acceptable views and currently excludes the noncontrolling interest from its majority owned separate accounts. The resolution of this EITF agenda item on the Company's accounting for separate account assets and liabilities is not known at this time.

ACCOUNTING POLICIES

INVESTMENTS

The Company's investments in fixed maturities include bonds, redeemable preferred stock and commercial paper. These investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value. The after-tax difference from cost or amortized cost is reflected in stockholders' equity as a component of Accumulated Other Comprehensive Income ("AOCI"), after adjustments for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments. The equity investments associated with the U.K. variable annuity products are recorded at fair value and are classified as "trading" with changes in fair value recorded in net investment income. Policy loans are carried at outstanding balance. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value with the change in carrying value accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Recognition of limited partnerships and other alternative investment income is delayed due to the availability of the related financial statements, as private equity and other funds are generally on a three-month delay and hedge funds are on a one-month delay. Accordingly, income at December 31, 2008 may not include the full impact of current year changes in valuation of the underlying assets and liabilities. Other investments primarily consist of derivatives instruments which are carried at fair value.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates related to available-for-sale securities is the evaluation of investments for other-than-temporary impairments. If a decline in the fair value of an available-for-sale security is judged to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. For fixed maturities, the Company accretes the new cost basis to par or to the estimated future cash flows over the expected remaining life of the security by adjusting the security's yield.

The evaluation of securities for impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis. Based on this evaluation, during 2008, the Company concluded $1.9 billion of unrealized losses were other-than-temporarily impaired and as of December 31, 2008, the Company's unrealized losses on available-for-sale securities of $9.8 billion were temporarily impaired.

                                    F-12


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Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income
and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

Through September 30, 2008, for securitized financial assets with contractual cash flows, including those subject to EITF Issue No. 99-20, the Company periodically updated its best estimate of cash flows over the life of the security. The Company's best estimate of cash flows used severe economic recession assumptions due to market uncertainty, similar to those the Company believed market participants would use. If the fair value of a securitized financial asset was less than its cost or amortized cost and there has been an adverse change in timing or amount of anticipated future cash flows since the last revised estimate, an other-than-temporary impairment charge was recognized. The Company also considered its intent and ability to retain a temporarily depressed security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. Beginning in the fourth quarter of 2008, the Company implemented FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20". Upon implementation, the Company continued to utilize the impairment process described above; however, rather than exclusively relying upon market participant assumptions management judgment was also used in assessing the probability that an adverse change in future cash flows has occurred.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen at the time the committee rendered its judgment on the Company's intent and ability to retain such securities until recovery. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Recoveries of principal received by the Company in excess of expected realizable value from securities previously recorded as other-than-temporarily impaired are included in net realized capital gains. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to the estimated future value over the expected remaining life of the security by adjusting the security's yield.

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Net investment income on equity securities held for trading includes dividend income and the changes in market value of the securities associated with the variable annuity products sold in the United Kingdom. The returns on these policyholder-directed investments inure to the benefit of the variable annuity policyholders but the underlying funds do not meet the criteria for separate account reporting as provided in SOP 03-1. Accordingly, these assets are reflected in the Company's general account and the returns credited to the policyholders are reflected in interest credited, a component of benefits, losses and loss adjustment expenses.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of Note 4.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the consolidated balance sheets at fair value. As of December 31, 2008 and 2007, approximately 95% and 89% of derivatives, respectively, based upon notional values, were priced by valuation models, which utilize independent market data, while the remaining 5% and 11%, respectively, were priced by broker quotations. The derivatives are valued using mid-market level inputs that are predominantly observable in the market place. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads, interest and equity volatility and equity index levels. The Company performs a monthly analysis on the derivative valuation which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing changes in the market environment and monitoring trading volume. This discussion on derivative pricing excludes the GMWB rider and associated reinsurance contracts as well as the embedded derivatives associated with the GMAB product, which are discussed in Note 3.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair-value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Other Investment and/or Risk Management Activities

The Company's other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. For each legal entity of the Company's credit exposures are generally quantified daily, netted by counterparty and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds which do not exceed $10, except for reinsurance derivatives. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A2/A or better, which are monitored and evaluated by the Company's risk management team and reviewed by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, certain currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The Company has also assumed, through reinsurance, from HLIKK GMIB, GMWB and GMAB. The fair value of the GMIB, GMWB and GMAB is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates, as represented by the current LIBOR spot curve, to determine the present value of expected future cash flows produced in the stochastic projection process.

In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded GMWB derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income.

The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreements are recorded in net realized capital gains and losses. See Note 3 for a complete discussion of GMWB reinsurance valuation.

SEPARATE ACCOUNTS

The Company maintains separate account assets, which are reported at fair value. Separate account liabilities are reported at amounts consistent with separate account assets. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

The deferred policy acquisition costs asset and present value of future profits ("PVFP") intangible asset (hereafter, referred to collectively as "DAC") related to investment contracts and universal life-type contracts (including variable annuities) are amortized in the same way, over the estimated life of the contracts acquired using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves ("URR"). Components of EGPs are used to determine reserves for guaranteed minimum death, income and universal life secondary guarantee benefits accounted for and collectively referred to as "SOP 03-1 reserves". At December 31, 2008 and 2007, the carrying value of the Company's DAC asset was $9.9 billion and $8.6 billion, respectively. At December 31, 2008, the sales inducement, unearned revenue reserves, and SOP 03-1 balances were $533 , $1.5 billion and $925 , respectively. At December 31, 2007, the sales inducement, unearned revenue reserves and SOP 03-1 reserves were $459 , $1.0 billion and $552 , respectively.

For most contracts, the Company estimates gross profits over a 20 year horizon as estimated profits emerging subsequent to that time-frame are immaterial. The Company uses other amortization bases for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2008, 2007 and 2006 was an increase (decrease) to amortization of $138, $(9) and $45, respectively.

Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, and are, to a large extent, a function of future account value projections for variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, mortality, and hedging costs. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current 20 year separate account return assumption is approximately 7.2%

(after fund fees, but before mortality and expense charges). The Company estimates gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. Given the current volatility in the capital markets and the evaluation of other factors, the Company will continually evaluate its separate account return estimation process and may change that process from time to time.

The Company plans to complete a comprehensive assumptions study and refine its estimate of future gross profits during the third quarter of each year. Upon completion of an assumption study, the Company revises its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as SOP 03-1 reserving models. The DAC asset, as well as the sales inducement asset, unearned revenue reserves and SOP 03-1 reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as an "Unlock". An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

In addition to when a comprehensive assumption study is completed, revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of an independently determined reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality and expenses, based on the Company's most recent assumption study. These scenarios are run for the Company's individual variable annuity businesses, the Company's Retirement Plans businesses, and for the Company's individual variable universal life business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "Unlock" would be necessary. If EGPs used in the Company's models fall inside of the statistical ranges of reasonable EGPs, the Company will not solely rely on the results of the quantitative analysis to determine the necessity of an Unlock. In addition, the Company considers, on a quarterly basis, other qualitative factors such as product, regulatory and policyholder behavior trends and may also revise EGPs if those trends are expected to be significant and were not or could not be included in the statistically significant ranges of reasonable EGPs. As of December 31, 2008, the EGPs used in the Company's models fell within the statistical ranges of reasonable EGPs. As a result of this statistical test and review of qualitative factors, the Company did not "Unlock" the EGPs used in the Company's models during the fourth quarter of 2008.

Unlock and Results

As described above, as of September 30 2008, the Company completed a comprehensive study of assumptions underlying EGPs, resulting in an Unlock. The study covered all assumptions, including mortality, lapses, expenses, interest rate spreads, hedging costs, and separate account values, in substantially all product lines. The new best estimate assumptions were applied to the current policy related in-force or account returns to project future gross profits. The after-tax impact on the Company's assets and liabilities as a result of the Unlock during the third quarter of 2008 was as follows:

                                                      UNEARNED           DEATH AND
                                     DAC AND           REVENUE        INCOME BENEFIT
                                      PVFP            RESERVES         RESERVES (1)
---------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $(648)             $18               $(75)
Individual Life                          (29)             (12)                (3)
Retirement Plans                         (49)              --                 --
                                     -------            -----              -----
                         TOTAL         $(726)              $6               $(78)
                                     -------            -----              -----

                                      SALES
                                   INDUCEMENT
                                     ASSETS            TOTAL (2)
------------------------------  ------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $(27)              $(732)
Individual Life                          --                 (44)
Retirement Plans                         --                 (49)
                                      -----             -------
                         TOTAL         $(27)              $(825)
                                      -----             -------

(1) As a result of the Unlock, death benefit reserves, in Retail, increased $389, pre-tax, offset by an increase of $273, pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the Unlock amounts recorded during the third quarter of 2008:

       - Actual separate account returns from the period ending July 31, 2007 to September 30, 2008 were significantly below our aggregated estimated return

       - The Company reduced its 20 year projected separate account return assumption from 7.8% to 7.2% in the U.S.

       - In Retirement Plans, the Company reduced its estimate of future fees as plans meet contractual size limits("breakpoints") causing a lower fee schedule to apply and the Company increased its assumption for future deposits by existing plan participants.

The after-tax impact on the Company's assets and liabilities as a result of the Unlock during the third quarter of 2007 was as follows:

                                                     UNEARNED           DEATH AND
                                    DAC AND           REVENUE         INCOME BENEFIT
                                      PVFP           RESERVES          RESERVES (1)
---------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $180              $(5)               $(4)
Individual Life                          24               (8)                --
Retirement Plans                         (9)              --                 --
Institutional                             1               --                 --
                                     ------            -----               ----
                         TOTAL         $196             $(13)               $(4)
                                     ------            -----               ----

                                     SALES
                                   INDUCEMENT
                                     ASSETS          TOTAL (2)
------------------------------  ----------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                  $9               $180
Individual Life                         --                 16
Retirement Plans                        --                 (9)
Institutional                           --                  1
                                      ----             ------
                         TOTAL          $9               $188
                                      ----             ------

(1) As a result of the Unlock, death benefit reserves, in Retail, decreased $4, pre-tax, offset by a decrease of $10, pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the Unlock amounts recorded during the third quarter of 2007:

       - Actual separate account returns were above our aggregated estimated return.

       - During the third quarter of 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior year where we used a single deterministic estimation. The impact of this change in estimation was a benefit of $20, after-tax, for U.S. variable annuities.

       - As part of its continual enhancement to its assumption setting processes and in connection with its assumption study, the Company included dynamic lapse behavior assumptions. Dynamic lapses reflect that lapse behavior will be different depending upon market movements. The impact of this assumption change along with other base lapse rate changes was an approximate benefit of $40, after-tax, for U.S. variable annuities.

An "Unlock" only revises EGPs to reflect current best estimate assumptions. With or without an Unlock, and even after an Unlock occurs, the Company must also test the aggregate recoverability of the DAC and sales inducement assets by comparing the existing DAC balance to the present value of future EGPs. In addition, the Company routinely stress tests its DAC and sales inducement assets for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2008, the Company believed U.S. individual variable annuity EGPs could fall, through a combination of negative market returns, lapses and mortality, by at least 6 % before portions of its DAC and sales inducement assets would be unrecoverable.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID LOSSES AND LOSS ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as gender, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience. Revisions to assumptions are made consistent with the Company's process for a DAC unlock. See Life Deferred Policy Acquisition Costs and Present value of Future Benefits in this Note.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Contract holder funds include funding agreements held by Variable Interest Entities issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholders' equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are paid to certain policies, which are referred to as participating policies. Such dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance in-force accounted for 7%, 7% and 3% as of December 31, 2008, 2007 and 2006, respectively, of total life insurance in-force. Dividends to policyholders were $13, $11 and $22 for the years ended December 31, 2008, 2007 and 2006, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholder's, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and a credit to a liability.

MUTUAL FUNDS

The Company maintains a retail mutual fund operation, whereby the Company, through wholly-owned subsidiaries, provides investment management and administrative services to The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc ("The mutual funds"), families of 62 mutual funds and 1 closed end fund. The Company charges fees to the shareholders of the mutual funds, which are recorded as revenue by the Company. Investors can purchase "shares" in the mutual funds, all of which are registered with the Securities and Exchange Commission ("SEC"), in accordance with the Investment Company Act of 1940.

The mutual funds are owned by the shareholders of those funds and not by the Company. As such, the mutual fund assets and liabilities and related investment returns are not reflected in the Company's consolidated financial statements since they are not assets, liabilities and operations of the Company.

REINSURANCE

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Earned premiums and incurred losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables include balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an allowance for uncollectible reinsurance.

GOODWILL

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances change that would indicate that a triggering event, as defined in SFAS 142, "Goodwill and Other Intangible Assets" (SFAS 142), has occurred. The goodwill impairment test follows a two step process as defined in SFAS 142. In the first step, the fair value of a reporting unit is compared to its carrying value. If the carrying value of a reporting unit exceeds its fair value, the second step of the impairment test is performed for purposes of measuring the impairment. In the second step, the fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit to determine an implied goodwill value. This allocation is similar to a purchase price allocation performed in purchase accounting. If the carrying amount of the reporting unit goodwill exceeds the implied goodwill value, an impairment loss shall be recognized in an amount equal to that excess.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. See Note 11 for a further discussion of the account for income taxes.

CONTINGENCIES

Management follows the requirements of SFAS No. 5 "Accounting for Contingencies." This statement requires management to evaluate each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at the "best estimate", or, if no one number within the range of possible losses is more probable then any other, the Company records an estimated reserve of the low end of the range of losses.

2. SEGMENT INFORMATION

The Company has three groups comprised of four reporting segments: The Retail Products Group ("Retail") and Individual Life segments makes up the Individual Markets Group. The Retirement Plans segment represents the Employer Market Group and the Institutional Solutions Group ("Institutional") make up its own group. In 2007, the Company changed its reporting for realized gains and losses, as well as credit risk charges previously allocated between Other and each of the reporting segments. All segment data for prior reporting periods have been adjusted to reflect the current segment reporting.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities and retail mutual funds, 529 college savings plans, Canadian and offshore investment products.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code. Retirement Plans also offers mutual funds to institutional investors.

Institutional provides customized investment, insurance, and income solutions to select markets. Products include stable value contracts, institutional annuities (primarily terminal funding cases), variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals, and mutual funds owned by institutional investors. Furthermore, Institutional offers individual products including structured settlements, single premium immediate annuities, and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

The Company includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reporting segments; intersegment eliminations, GMIB, GMDB, GMWB, and GMAB reinsurance assumed from Hartford Life Insurance KK ("HLIKK"), a related party and subsidiary of Hartford Life, certain group benefit products, including group life and group disability insurance that is directly written by the Company and for which nearly half is ceded to its parent, HLA, as well as operations in the U.K. and a 50% owned joint venture in Brazil. The Company's European operation, Hartford Life Limited, began selling unit-linked investment bonds and pension products in the United Kingdom in April 2005. Unit-linked bonds and pension products are similar to variable annuities marketed in the United States and Japan, and are distributed through independent financial advisors. Hartford Life Limited established its operations in Dublin, Ireland with a branch office in London to help market and service its business in the United Kingdom. . The Brazil joint venture operates under the name Icatu-Hartford and distributes pension, life insurance and other insurance and savings products through broker-dealer organizations and various partnerships.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business.

The following tables represent summarized financial information concerning the Company's segments.

                                                                       FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                2008           2007           2006
---------------------------------------------------------------------------------------------------------
REVENUES BY PRODUCT LINE
REVENUES
LIFE
 Earned premiums, fees, and other considerations
RETAIL
 Individual annuity:
 Individual variable annuity                                    $1,943         $2,225         $1,957
 Fixed / MVA Annuity                                                (5)             1              3
 Other                                                               3             --             --
 Retail mutual funds                                               736            751            580
                                                              --------       --------       --------
                                                TOTAL RETAIL     2,677          2,977          2,540
INDIVIDUAL LIFE
 Total Individual Life                                             792            771            790
 Total Individual Markets Group                                  3,469          3,748          3,330
RETIREMENT PLANS
 401(k)                                                            290            187            160
 403(b)/457                                                         48             55             52
                                                              --------       --------       --------
                                      TOTAL RETIREMENT PLANS       338            242            212
INSTITUTIONAL
 IIP                                                               929          1,018            630
 PPLI                                                              118            224            103
                                                              --------       --------       --------
                                         TOTAL INSTITUTIONAL     1,047          1,242            733
OTHER                                                              285            221            153
                                                              --------       --------       --------
         TOTAL LIFE PREMIUMS, FEES, AND OTHER CONSIDERATIONS     5,139          5,453          4,428
                                                              --------       --------       --------
 Net investment income                                           2,342          3,057          2,768
 Net realized capital losses                                    (5,763)          (934)          (298)
                                                              --------       --------       --------
                                                  TOTAL LIFE     1,718          7,576          6,898
                                                              --------       --------       --------

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                2008            2007           2006
----------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)
 Retail                                                          (1,248)          $809           $526
 Individual Life                                                    (47)           175            143
 Retirement Plans                                                  (157)            61            101
 Institutional                                                     (504)            12             72
 Other                                                           (1,598)          (171)            31
                                                              ---------       --------       --------
                                            TOTAL NET INCOME   $ (3,554)         $ 886          $ 873
                                                              ---------       --------       --------
NET INVESTMENT INCOME
 Retail                                                             755           $810           $834
 Individual Life                                                    308            331            293
 Retirement Plans                                                   342            355            326
 Institutional                                                      988          1,227            987
 Other                                                              (51)           334            328
                                                              ---------       --------       --------
                                 TOTAL NET INVESTMENT INCOME    $ 2,342        $ 3,057        $ 2,768
                                                              ---------       --------       --------
AMORTIZATION OF DEFERRED POLICY ACQUISITION AND PRESENT
 VALUE OF FUTURE PROFITS
 Retail                                                           1,347           $404           $977
 Individual Life                                                    166            117            235
 Retirement Plans                                                    91             58             (4)
 Institutional                                                       19             23             32
 Other                                                               (3)             3             (1)
                                                              ---------       --------       --------
                                   TOTAL AMORTIZATION OF DAC    $ 1,620          $ 605        $ 1,239
                                                              ---------       --------       --------
INCOME TAX EXPENSE (BENEFIT)
 Retail                                                            (894)          $213            $24
 Individual Life                                                    (36)            85             64
 Retirement Plans                                                  (132)            18             39
 Institutional                                                     (283)            (2)            28
 Other                                                             (836)           (59)            25
                                                              ---------       --------       --------
                                    TOTAL INCOME TAX EXPENSE   $ (2,181)         $ 255          $ 180
                                                              ---------       --------       --------

                                                                      DECEMBER 31,
                                                                 2008              2007
-------------------------------------------------------------------------------------------
ASSETS
 Retail                                                           $97,453          $136,604
 Individual Life                                                   13,347            15,277
 Retirement Plans                                                  22,668            28,162
 Institutional                                                     59,638            77,988
 Other                                                             14,753            11,331
                                                              -----------       -----------
                                                TOTAL ASSETS    $ 207,859         $ 269,362
                                                              -----------       -----------
DAC
 Retail                                                            $5,802            $5,317
 Individual Life                                                    3,000             2,411
 Retirement Plans                                                     877               658
 Institutional                                                        156               143
 Other                                                                109                72
                                                              -----------       -----------
                                                   TOTAL DAC       $9,944           $ 8,601
                                                              -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                            $1,337              $945
 Individual Life                                                      726               685
 Retirement Plans                                                     313               333
 Institutional                                                      7,467             6,657
 Other                                                                759               822
                                                              -----------       -----------
                    TOTAL RESERVE FOR FUTURE POLICY BENEFITS      $10,602           $ 9,442
                                                              -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                           $22,122           $15,391
 Individual Life                                                    5,553             5,210
 Retirement Plans                                                   6,437             5,591
 Institutional                                                     11,249            12,455
 Other                                                              8,899             4,966
                                                              -----------       -----------
                              TOTAL OTHER POLICYHOLDER FUNDS     $ 54,260          $ 43,613
                                                              -----------       -----------

3. FAIR VALUE MEASUREMENTS

The following financial instruments are carried at fair value in the Company's consolidated financial statements: fixed maturities, equity securities, short term investments, freestanding and embedded derivatives, and separate account assets. These fair value disclosures include information regarding the valuation of the Company's guaranteed benefits products and the impact of the adoption of SFAS 157, followed by the fair value measurement and disclosure requirements of SFAS 157.

ACCOUNTING FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES

Many of the variable annuity contracts issued or reinsured by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Those benefits are accounted for under SFAS 133 or AICPA Statement of Position No. 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Guaranteed minimum benefits and reinsurance of guaranteed minimum benefits often meet the definition of an embedded derivative under SFAS 133 as they have notional amounts (the guaranteed balance) and underlyings (the investment fund options), they require no initial net investment and they have terms that require or permit net settlement. However, certain guaranteed minimum benefits settle only upon a single insurable event, such as death (guaranteed minimum death benefits or "GMDB") or living (life contingent portion of guaranteed minimum withdrawal benefits or "GMWB"), and as such are outside of the scope of SFAS 133 under the "insurance contract exception". Guaranteed minimum benefits that are outside of the scope of SFAS 133 or do not meet the net settlement requirements of SFAS 133 are accounted for as insurance benefits under SOP 03-1.

Guaranteed Benefits Accounted for at Fair Value Prior to SFAS 157

The non-life contingent portion of GMWBs issued by the Company meet the definition of an embedded derivative under SFAS 133, and as such are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income. In bifurcating the embedded derivative, the Company attributes to the derivative a portion of total fees, in basis points, to be collected from the contract holder (the "Attributed Fees"). Attributed Fees are set equal to the present value of future claims, in basis points, (excluding margins for risk) expected to be paid for the guaranteed living benefit embedded derivative at the inception of the contract. The excess of total fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract and are recorded in fee income. In subsequent valuations, both the present value of future claims expected to be paid and the present value of Attributed Fees expected to be collected are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

GMWBs provide the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to a contractually specified minimum level, through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. If the GRB exceeds the account value for any policy, the contract is "in-the-money" by the difference between the GRB and the account value.

A GMWB contract is 'in the money' if the contract holder's guaranteed remaining benefit becomes greater than the account value. As of December 31, 2008 and December 31, 2007, 88% and 19%, respectively, of all unreinsured U.S. GMWB 'in-force' contracts were 'in the money'. For contracts that were 'in the money' the Company's exposure to the guaranteed remaining benefit, after reinsurance, as of December 31, 2008 and December 31, 2007, was $ 7.4 billion and $139, respectively. However, the only ways the GMWB contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to a contractually specified minimum level, through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to the contractually specified minimum level, the contract holder will receive an annuity equal to the remaining GRB and for the Company's "life-time" GMWB products payments can continue beyond the GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis and the ultimate lifetime GMWB payments can exceed the GRB, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $ 7.4 billion. Significant declines in equity markets since December 31, 2008 have significantly increased our exposure to these guarantees.

Certain GMWBs, GMIBs and guaranteed minimum accumulation benefits ("GMAB") reinsured by the Company meet the definition a freestanding derivative, even though in-form they are reinsurance. Accordingly, the following GMWB, GMIB and GMAB reinsurance agreements are recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income:

- REINSURED GMIB: Effective July 31, 2006, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force, as of July 31, 2006, and prospective GMIB riders issued by HLIKK on its variable annuity business except for policies and GMIB riders issued prior to April 1, 2005. The agreement also includes GMDB on covered contracts that have an associated GMIB rider. The GMDB portion of the rider is accounted for under SOP 03-1.

- REINSURED GMAB: Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB riders issued by HLIKK on certain of its variable annuity business. The GMAB provides the policyholder with the GRB if the account value is less than premiums after an accumulation period, generally 10 years, and if the account value has not dropped below 80% of the initial deposit, at which point a GMIB must either be exercised or the policyholder can elect to surrender 80% of the initial deposit without a surrender charge. The GRB is generally equal to premiums less surrenders. During the fourth quarter of 2008, nearly all contractholder account values had dropped below 80% of the initial deposit, at which point the GMIB was exercised.

- REINSURED GMWB: Effective February 29, 2008, HLAI entered into a reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMWB riders issued by HLIKK on certain variable annuity business.

The contracts underlying the GMWB, GMIB and GMAB reinsurance contracts are 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure related to GMWB, GMIB and GMAB, as of December 31, 2008 and December 31, 2007, was $4.2 billion and $130, respectively. However, for GMIB's, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMIB's or over the annuity period only for other GMIB's. For GMAB's the only way that the contract holder can monetize the excess of the GRB over the account value of the contract is through a lump sum payment after a ten year waiting period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $4.2 billion. Significant declines in equity markets since December 31, 2008 have significantly increased our exposure to these guarantees.

Due to the significance of the non-observable inputs associated with pricing the reinsurance of the GMWB, GMIB and GMAB products that are free standing derivatives, the initial difference between the transaction price and the modeled value was recorded in additional paid-in capital because the reinsurance arrangements are between entities that are under common control of The Hartford Financial Services Group, Inc. ("The Hartford").

Derivatives That Hedge Capital Markets Risk for Guaranteed Minimum Benefits Accounted for as Derivatives

Changes in capital markets or policyholder behavior may increase or decrease the Company's exposure to benefits under the guarantees. The Company uses derivative transactions, including GMWB reinsurance (described below) which meets the definition of a derivative under SFAS 133 and customized derivative transactions, to mitigate some of that exposure. Derivatives are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income.

GMWB Reinsurance

The Company has entered into reinsurance arrangements to offset a portion of its exposure to the GMWB for the remaining lives of covered contracts. Reinsurance contracts covering GMWB are considered freestanding derivatives that are recorded at fair value, with changes in fair value recorded in net realized gains/losses in net income.

Customized Derivatives

The Company has entered into customized swap contracts to hedge certain risk components for the remaining term of certain blocks of non-reinsured U.S. GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions specified by the Company at the inception of the derivative transactions. Due to the significance of the non-observable inputs associated with pricing swap contracts entered into in 2007, the initial difference between the transaction price and modeled value of $51 was deferred in accordance with EITF 02-3 and included in other assets in the condensed consolidated balance sheets. The swap contract entered into in 2008 resulted in a loss at inception of approximately $20 before the effects of DAC amortization and income taxes, as market values on similar instruments were lower than the transaction price.

Other Derivative Instruments

The Company uses other hedging instruments to hedge its unreinsured GMWB exposure. These instruments include interest rate futures and swaps, variance swaps, S&P 500 and NASDAQ index put options and futures contracts. The Company also uses EAFE Index swaps to hedge GMWB exposure to international equity markets. The Company also utilizes option contracts as well as futures contracts to partially economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

ADOPTION OF SFAS 157 FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES THAT ARE REQUIRED TO BE FAIR VALUED

Fair values for GMWB embedded derivatives, reinsured GMWB, GMIB and GMAB freestanding derivatives, reinsurance of GMWB and customized derivatives that hedge certain equity markets exposure for GMWB contracts are calculated based upon internally developed models because active, observable markets do not exist for those items. Below is a description of the Company's fair value methodologies for guaranteed benefit liabilities, the related reinsurance and customized derivatives, all accounted for under SFAS 133, prior to the adoption of SFAS 157 and subsequent to adoption of SFAS 157.

Pre-SFAS 157 Fair Value

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS 133 and other related accounting literature on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. However, under that accounting literature, when an estimate of fair value was made for liabilities where no market observable transactions existed for that liability or similar liabilities, market risk margins were only included in the valuation if the margin was identifiable, measurable and significant. If a reliable estimate of market risk margins was not obtainable, the present value of expected future cash flows under a risk neutral framework, discounted at the risk free rate of interest, was the best available estimate of fair value in the circumstances ("Pre-SFAS 157 Fair Value").

The Pre-SFAS 157 Fair Value was calculated based on actuarial and capital market assumptions related to projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels were used. Estimating these cash flows involved numerous estimates and subjective judgments including those regarding expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. At each valuation date, the Company assumed expected returns based on:

-   risk-free rates as represented by the current LIBOR forward curve rates;

- forward market volatility assumptions for each underlying index based primarily on a blend of observed market "implied volatility" data;

- correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date;

-   three years of history for fund regression; and

- current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process.

As many guaranteed benefit obligations are relatively new in the marketplace, actual policyholder behavior experience is limited. As a result, estimates of future policyholder behavior are subjective and based on analogous internal and external data. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

Fair Value Under SFAS 157

The Company's SFAS 157 fair value is calculated as an aggregation of the following components: Pre-SFAS 157 Fair Value; Actively-Managed Volatility Adjustment; Credit Standing Adjustment; Market Illiquidity Premium and Behavior Risk Margin. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of each of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer, for a liability or receive for an asset, to market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives required to be fair valued. The SFAS 157 fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods' net income. Each of the components described below are unobservable in the market place and require subjectivity by the Company in determining their value.

- ACTIVELY-MANAGED VOLATILITY ADJUSTMENT. This component incorporates the basis differential between the observable index implied volatilities used to calculate the Pre-SFAS 157 component and the actively-managed funds underlying the variable annuity product. The Actively-Managed Volatility Adjustment is calculated using historical fund and weighted index volatilities.

- CREDIT STANDING ADJUSTMENT. This component makes an adjustment that market participants would make to reflect the risk that guaranteed benefit obligations or the GMWB reinsurance recoverables will not be fulfilled ("nonperformance risk"). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value. The Company calculates the Credit Standing Adjustment by using default rates provided by rating agencies, adjusted for market recoverability, reflecting the long-term nature of living benefit obligations and the priority of payment on these obligations versus long-term debt.

- MARKET ILLIQUIDITY PREMIUM. This component makes an adjustment that market participants would require to reflect that guaranteed benefit obligations are illiquid and have no market observable exit prices in the capital markets.

- BEHAVIOR RISK MARGIN. This component adds a margin that market participants would require for the risk that the Company's assumptions about policyholder behavior used in the Pre-SFAS 157 model could differ from actual experience. The Behavior Risk Margin is calculated by taking the difference between adverse policyholder behavior assumptions and the best estimate assumptions used in the Pre-SFAS 157 model using interest rate and volatility assumptions that the Company believes market participants would use in developing risk margins.

SFAS 157 Transition

The Company applied the provisions of SFAS 157 prospectively to financial instruments that are recorded at fair value including guaranteed living benefits that are required to be fair valued. The Company also applied the provisions of SFAS 157 using limited retrospective application (i.e., cumulative effect adjustment through opening retained earnings) to certain customized derivatives historically measured at fair value in accordance with EITF 02-3.

The impact on January 1, 2008 of adopting SFAS 157 for guaranteed benefits accounted for under SFAS 133 and the related reinsurance, was a reduction to net income of $311, after the effects of DAC amortization and income taxes.

Moreover, the adoption of SFAS 157 has resulted in lower variable annuity fee income for new business issued in 2008 as Attributed Fees have increased consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of the embedded derivative. The level of Attributed Fees for new business each quarter also depends on the level of equity index volatility, as well as other factors, including interest rates. As equity index volatility has risen, interest rates have declined, and the Company adopted SFAS 157, the fees ascribed to the new business cohorts issued in 2008 have risen to levels above the rider fee for most products. The extent of any excess of Attributed Fee over rider fee will vary by product.

The Company also recognized a decrease in opening retained earnings of $51 in relation to the loss deferred in accordance with EITF 02-3 on customized derivatives purchased in 2007, and used to hedge a portion of the U.S. GMWB risk. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $41 was recorded as an increase in opening retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses) in net income. After amortization of DAC and the effect of income taxes, the impact on opening retained earnings is a decrease of $3.

The Company's adoption of SFAS 157 did not materially impact the fair values of other financial instruments, including, but not limited to, other derivative instruments used to hedge guaranteed minimum benefits.

The SFAS 157 transition amounts, before the effects of DAC amortization and income taxes, as of January 1, 2008 are shown below by type of guaranteed benefit liability and derivative asset.

                                                                                                              TRANSITION
                                                                 SFAS 157           PRE-SFAS 157            ADJUSTMENT GAIN
                                                                FAIR VALUE           FAIR VALUE                 (LOSS)
                                                             ASSET (LIABILITY)    ASSET (LIABILITY)      [BEFORE DAC AND TAX]
---------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFITS
U.S. GUARANTEED MINIMUM WITHDRAWAL BENEFITS                        $(1,114)              $(553)                   $(561)
NON-LIFE CONTINGENT PORTION OF "FOR LIFE" GUARANTEED
 MINIMUM WITHDRAWAL BENEFITS
 U.S. Riders                                                          (319)               (154)                    (165)
 International Riders                                                  (17)                 (7)                     (10)
                                                                 ---------             -------                  -------
                                                     TOTAL            (336)               (161)                    (175)
                                                                 ---------             -------                  -------
REINSURED GUARANTEED LIVING BENEFITS
 Guaranteed Minimum Income Benefits                                   (220)                (72)                    (148)
 Guaranteed Minimum Accumulation Benefits                              (22)                  2                      (24)
                                                                 ---------             -------                  -------
                                                     TOTAL            (242)                (70)                    (172)
                                                                 ---------             -------                  -------
                                 TOTAL GUARANTEED BENEFITS          (1,692)               (784)                    (908)
                                                                 ---------             -------                  -------
GMWB REINSURANCE                                                       238                 128                      110
                                                                 ---------             -------                  -------
                                                     TOTAL         $(1,454)              $(656)                   $(798)
                                                                 ---------             -------                  -------

The transition adjustment as of January 1, 2008 was comprised of the following amounts by transition component:

                                                              TRANSITION
                                                              ADJUSTMENT
                                                              GAIN (LOSS)
                                                            [BEFORE TAX AND
                                                           DAC AMORTIZATION]
--------------------------------------------------------------------------------
Actively-Managed Volatility Adjustment                            $(100)
Credit Standing Adjustment                                            5
Market Illiquidity Premium                                         (262)
Behavior Risk Margin                                               (441)
                                                                -------
  TOTAL SFAS 157 TRANSITION ADJUSTMENT BEFORE TAX AND
                                     DAC AMORTIZATION             $(798)
                                                                -------

Fair Value Disclosures

The following section applies the SFAS 157 fair value hierarchy and disclosure requirements to the Company's financial instruments that are carried at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, and 3).

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage-backed securities, and exchange traded equity and derivative securities.

Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and some preferred stocks are model priced by vendors using observable inputs and are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate, foreign currency and certain credit swap contracts.

Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured and/or lower quality asset-backed securities ("ABS") and commercial mortgage- backed securities ("CMBS"), including ABS backed by sub-prime loans, and private placement debt and equity securities. Embedded derivatives and complex derivatives securities, including equity derivatives, longer dated interest rate swaps and certain complex credit derivatives are also included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the SFAS 157 Level 3 fair values. Level 3 fair values represent the Company's best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The following table presents the Company's assets and liabilities that are carried at fair value by SFAS 157 hierarchy levels, as of December 31, 2008:

                                                                      QUOTED PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR           SIGNIFICANT          SIGNIFICANT
                                                                        IDENTICAL            OBSERVABLE          UNOBSERVABLE
                                                                         ASSETS                INPUTS               INPUTS
                                                   TOTAL                (LEVEL 1)             (LEVEL 2)            (LEVEL 3)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS ACCOUNTED FOR AT FAIR VALUE ON A
 RECURRING BASIS
Fixed maturities, available-for-sale                $39,560                 $3,502              $27,316               $8,742
Equity securities, held for trading                   1,634                  1,634                   --                   --
Equity securities, available-for-sale                   434                    148                  227                   59
Other investments
 Other derivatives used to hedge U.S. GMWB              600                     --                   13                  587
 Other derivatives (1)                                  522                     --                  588                  (66)
                                                -----------            -----------            ---------            ---------
                       TOTAL OTHER INVESTMENTS        1,122                     --                  601                  521
Short-term investments                                5,742                  4,030                1,712                   --
Reinsurance recoverables                              1,302                     --                   --                1,302
Separate account assets (2),(5)                     126,367                 94,394               31,187                  786
                                                -----------            -----------            ---------            ---------
 TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE ON A
                               RECURRING BASIS     $176,161               $103,708              $61,043              $11,410
                                                -----------            -----------            ---------            ---------
LIABILITIES ACCOUNTED FOR AT FAIR VALUE ON A
 RECURRING BASIS
Other policyholder funds and benefits payable
U.S. GMWB                                           $(6,526)                  $ --                 $ --              $(6,526)
U.K. GMWB                                               (64)                    --                   --                  (64)
Reinsured Japan GMIB                                 (2,581)                    --                   --               (2,581)
Reinsured Japan GMAB                                     (1)                    --                   --                   (1)
Reinsured Japan GMWB                                    (34)                    --                   --                  (34)
Institutional Notes                                     (41)                    --                   --                  (41)
Equity Linked Notes                                      (8)                    --                   --                   (8)
Total other policyholder funds and benefits
 payable                                             (9,255)                    --                   --               (9,255)
 Customized derivatives used to hedge U.S.
  GMWB                                                  941                     --                   --                  941
 Other derivatives used to hedge U.S. GMWB            1,123                     --                   14                1,109
 Macro hedge program                                    137                     --                   --                  137
 Other investments                                        5                     --                  173                 (168)
Total Other liabilities                               2,206                     --                  187                2,019
Consumer notes (4)                                       (5)                    --                   --                   (5)
                                                -----------            -----------            ---------            ---------
 TOTAL LIABILITIES ACCOUNTED FOR AT FAIR VALUE
                          ON A RECURRING BASIS      $(7,054)                    --                 $187              $(7,241)
                                                -----------            -----------            ---------            ---------

(1) Includes over-the-counter derivative instruments in a net asset value position which may require the counterparty to pledge collateral to the Company. At December 31, 2008, $507 was the amount of cash collateral liability that was netted against the derivative asset value on the condensed consolidated balance sheet, and is excluded from the table above. See footnote 3 below for derivative liabilities.

(2) Pursuant to the conditions set forth in SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.

(3) Includes over-the-counter derivative instruments in a net negative market value (derivative liability). In the SFAS 157 Level 3 roll forward table included below in this Note, the derivative asset and liability are referred to as "freestanding derivatives" and are presented on a net basis.

(4) Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

(5) Excludes approximately $3 billion of investment sales receivable net of investment purchases payable that are not subject to SFAS 157.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the

Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the "exit price" notion of SFAS 157 reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table.

Fixed Maturity, Short-Term and Equity Securities, Available-for-Sale

The fair value for fixed maturity, short term, and equity securities, available-for-sale, is determined by management after considering one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third party pricing services are often unavailable for securities that are rarely traded or traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third party pricing service or an independent broker quotation. The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, as assigned by a knowledgeable private placement broker, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice per year, as of June 30 and December 31, by the private placement broker and are intended to adjust security prices for issuer-specific factors. The Company assigns a credit rating to these securities based upon an internal analysis of the issuer's financial strength.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing services methodologies, review of pricing statistics and trends, back testing recent trades, and monitoring of trading volumes. In addition, the Company ensures whether prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models developed based on spreads, and when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly. At December 31, 2008, the Company made fair value determinations which lowered prices received from third party pricing services and brokers by a total of $92. The securities adjusted had an amortized cost and fair value after adjustment of $472 and $165, respectively, and were primarily CMBS securities.

In accordance with SFAS 157, the Company has analyzed the third party pricing services valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate SFAS 157 fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable.

Due to a general lack of transparency in the process that the brokers use to develop prices, most valuations that are based on brokers' prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internal matrix-priced securities, primarily consisting of certain private placement debt, are also classified as Level 3. The matrix pricing of certain private placement debt includes significant non-observable inputs, the internally determined credit rating of the security and an externally provided credit spread.

The following table presents the fair value of the significant asset sectors within the SFAS 157 Level 3 securities classification as of December 31, 2008.

                                                                                    % OF TOTAL
                                                                 FAIR VALUE         FAIR VALUE
--------------------------------------------------------------------------------------------------
ABS
 Below Prime                                                         1,405               16.0%
 Collateralized Loan Obligations (CLOs)                              1,570               17.8%
 Other                                                                 443                5.0%
Corporate
 Matrix priced private placements                                    3,038               34.5%
 Other                                                               1,383               15.7%
Commercial mortgage-backed securities ("CMBS")                         659                7.5%
Preferred stock                                                         48                0.6%
Other                                                                  255                2.9%
                                                                   -------            -------
                                    TOTAL LEVEL 3 SECURITIES         8,801              100.0%
                                                                   -------            -------

- ABS below prime primarily represents sub-prime and Alt-A securities which are classified as Level 3 due to the lack of liquidity in the market.

- ABS CLOs represent senior secured bank loan CLOs which are primarily priced by independent brokers.

-   ABS Other primarily represents broker priced securities.

- Corporate-matrix priced represents private placement securities that are thinly traded and priced using a pricing matrix which includes significant non-observable inputs.

- Corporate- other primarily represents broker-priced public securities and private placement securities qualified for sale under rule 144a and long-dated fixed maturities where the term of significant inputs may not be sufficient to be deemed observable.

- CMBS primarily represents CMBS bonds and commercial real estate collateralized debt obligations ("CRE CDOs") which were either fair valued by the Company or by independent brokers due to the illiquidity of this sector.

- Preferred stock primarily represents lower quality preferred securities that are less liquid due to market conditions.

DERIVATIVE INSTRUMENTS, INCLUDING EMBEDDED DERIVATIVES WITHIN INVESTMENTS

Derivative instruments are reported on the consolidated balance sheets at fair value and are reported in Other Investments and Other Liabilities. Embedded derivatives are reported with the host instruments on the consolidated balance sheet. Derivative instruments are fair valued using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2008, 95% of derivatives, based upon notional values, were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. The Company performs a monthly analysis on derivative valuations which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing the impacts of changes in the market environment and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 1 include futures and certain option contracts which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps, interest rate derivatives which have interest rate optionality, certain credit default swaps, and long-dated interest rate swaps. Also included in Level 3 classification for derivatives are customized equity swaps that partially hedge the U.S. GMWB liabilities. Additional information on the customized transactions is provided under the "Accounting for Guaranteed Benefits Offered With Variable Annuities" section of this Note 3. These derivative instruments are valued using pricing models which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing

Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has as least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

U.S. GMWB REINSURANCE DERIVATIVE

The fair value of the U.S. GMWB reinsurance derivative is calculated as an aggregation of the components described in the SFAS 157 Transition section of this Note 3. The fair value of the U.S. GMWB reinsurance derivative is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability such as lapses, fund selection, resets and withdrawal utilization, and risk margins. As a result, the U.S. GMWB reinsurance derivative is categorized as Level 3.

SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security, and short-term investments of the Company. Open-ended mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2. Level 3 assets include less liquid securities, such as highly structured and/or lower quality ABS and CMBS, ABS backed by sub-prime loans, and any investment priced solely by broker quotes.

GMWB EMBEDDED DERIVATIVES AND REINSURED GMWB, GMAB AND GMIB FREE-STANDING DERIVATIVES (IN OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE)

The fair value of GMWB embedded derivative and reinsured GMWB, GMAB and GMIB free-standing derivatives, reported in Other Policyholder Funds and Benefits Payable on the Company's consolidated balance sheet, are calculated as an aggregation of the components described in the SFAS 157 Transition section of this Note 3. The fair value of those derivatives are modeled using significant unobservable policyholder behavior inputs, such as lapses, fund selection, resets and withdrawal utilization, and risk margins. As a result, the GMWB embedded derivatives and reinsured GMWB, GMAB and GMAB free-standing derivatives are categorized as Level 3.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The tables below provide a fair value rollforward for the year ending December 31, 2008 for the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement on a recurring basis. The Company classifies the fair values of financial instruments within Level 3 if there are no observable markets for the instruments or, in the absence of active markets, the majority of the inputs used to determine fair value are based on the Company's own assumptions about market participant assumptions. However, the Company prioritizes the use of market-based inputs over entity-based assumptions in determining Level 3 fair values in accordance with SFAS 157. Therefore, the gains and losses in the tables below include changes in fair value due partly to observable and unobservable factors.

ROLL-FORWARD OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A RECURRING BASIS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) FOR THE TWELVE MONTHS FROM JANUARY 1, 2008 TO DECEMBER 31, 2008

                                                             REALIZED/UNREALIZED
                                        SFAS 157                GAINS (LOSSES)
                                       FAIR VALUE                INCLUDED IN:               PURCHASES,
                                          AS OF          NET                                ISSUANCES,
                                       JANUARY 1,       INCOME                                  AND
                                          2008         (2),(3)            AOCI (5)          SETTLEMENTS
----------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities                         $13,558         $(659)            $(3,382)              $526
Equity securities,
 available-for-sale                          563             1                 (27)                 3
Freestanding derivatives (4)
 Customized derivatives used to
  hedge U.S. GMWB                             91           850                  --                 --
 Other freestanding derivatives
  used to hedge U.S. GMWB                    564         1,161                  --                (29)
 Macro hedge program                          18            85                  --                 34
 Other freestanding derivatives             (303)         (316)                 16                271
Total Freestanding Derivatives               370         1,780                  16                276
Reinsurance recoverable
 (1),(2),(9)                                 238           962                  --                102
Separate accounts (6)                        701          (204)                 --                (26)
                                         -------       -------             -------            -------
SUPPLEMENTAL ASSET INFORMATION:
Total freestanding derivatives
 used to hedge U.S. GMWB including
 those in Levels 1, 2 and 3 (10)             643         3,374                  --             (1,353)
                                         -------       -------             -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable accounted for at
 fair value (2)
 U.S. GMWB                               $(1,433)      $(4,967)               $ --              $(126)
 U.K. GMWB                                   (17)          (56)                 13                 (4)
 Reinsured Japan GMIB                       (220)       (2,000)               (256)              (105)
 Reinsured Japan GMWB                         --           (28)                 (3)                (3)
 Reinsured Japan GMAB                        (22)           32                  (2)                (9)
 Institutional Notes                         (24)          (17)                 --                 --
 Equity Linked Notes                         (21)           13                  --                 --
Total other policyholder funds and
 benefits payable accounted for at
 fair value (2)                           (1,737)       (7,023)               (248)              (247)
Consumer notes                                (5)            5                  --                 (5)
                                         -------       -------             -------            -------
SUPPLEMENTAL INFORMATION:
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those in
 Levels 1, 2 and 3 and reinsurance
 recoverable) (8)                           (552)         (631)                 --             (1,377)
                                         -------       -------             -------            -------

                                                                             CHANGES IN
                                                                             UNREALIZED
                                                                           GAINS (LOSSES)
                                                                           INCLUDED IN NET
                                                                           INCOME RELATED
                                                           SFAS 157         TO FINANCIAL
                                      TRANSFERS IN        FAIR VALUE         INSTRUMENTS
                                         AND/OR              AS OF          STILL HELD AT
                                        (OUT) OF         DECEMBER 31,       DECEMBER 31,
                                       LEVEL 3 (7)           2008             2008 (3)
----------------------------------  -------------------------------------------------------
ASSETS
Fixed maturities                         $(1,301)            $8,742              $(515)
Equity securities,
 available-for-sale                         (481)                59                 (2)
Freestanding derivatives (4)
 Customized derivatives used to
  hedge U.S. GMWB                             --                941                850
 Other freestanding derivatives
  used to hedge U.S. GMWB                     --              1,696              1,043
 Macro hedge program                          --                137                102
 Other freestanding derivatives               98               (234)              (225)
Total Freestanding Derivatives                98              2,540              1,770
Reinsurance recoverable
 (1),(2),(9)                                  --              1,302                962
Separate accounts (6)                        315                786                (73)
                                         -------            -------            -------
SUPPLEMENTAL ASSET INFORMATION:
Total freestanding derivatives
 used to hedge U.S. GMWB including
 those in Levels 1, 2 and 3 (10)              --              2,664              3,374
                                         -------            -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable accounted for at
 fair value (2)
 U.S. GMWB                                  $ --            $(6,526)           $(4,967)
 U.K. GMWB                                    --                (64)               (56)
 Reinsured Japan GMIB                         --             (2,581)            (2,000)
 Reinsured Japan GMWB                         --                (34)               (28)
 Reinsured Japan GMAB                         --                 (1)                32
 Institutional Notes                          --                (41)               (17)
 Equity Linked Notes                          --                 (8)                13
Total other policyholder funds and
 benefits payable accounted for at
 fair value (2)                               --             (9,255)            (7,023)
Consumer notes                                --                 (5)                 5
                                         -------            -------            -------
SUPPLEMENTAL INFORMATION:
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those in
 Levels 1, 2 and 3 and reinsurance
 recoverable) (8)                             --             (2,560)              (631)
                                         -------            -------            -------

(1) The January 1, 2008 fair value of $238 includes the pre-SFAS 157 fair value of $128 and transitional adjustment of $110.

(2) The Company classifies all the gains and losses on GMWB reinsurance derivatives and GMWB embedded derivatives and reinsured GMWB, GMIB and GMAB free standing derivatives as unrealized gains/losses for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains/ losses for these derivatives and embedded derivatives.

(3) All amounts in these columns are reported in net realized capital gains/losses, except for $6 for the twelve months ending December 31, 2008, which is reported in benefits, losses and loss adjustment expenses. All amounts are before income taxes and amortization of DAC.

(4) The freestanding derivatives, excluding reinsurance derivatives instruments, are reported in this table on a net basis for asset/(liability) positions and reported on the consolidated balance sheet in other investments and other liabilities.

(5) AOCI refers to "Accumulated other comprehensive income" in the consolidated statement of changes in stockholder's equity. All amounts are before income taxes and amortization of DAC.

(6) The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(7) Transfers in and/or (out) of Level 3 during the twelve months ended December 31, 2008 are attributable to a change in the availability of market observable information for individual securities within respective categories.

(8) The net loss on U.S. GMWB since January 1, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness due to extremely volatile capital markets in the second half of 2008.

(9) During July 2008, the Company reinsured, with a third party, U.S. GMWB risks associated with approximately $7.8 billion of account value sold between 2003 and 2006. The reinsurance agreement is an 80% quota-share agreement. The third party's financial strength is rated A+ by A.M. Best, AA- by Standard and Poor's and Aa2 by Moody's. The reinsurance agreement will be accounted for as a freestanding derivative.

(10) The 'Purchases, issuances, and settlements' primarily relates to the receipt of cash on futures and option contracts classified as Level 1 and interest rate, currency and credit default swaps classified as Level 2.

For comparative and informational purposes only, the following tables rollforward the customized and freestanding derivatives used to hedge US GMWB, the reinsurance recoverable for US GMWB and the embedded derivatives reported in other policyholder funds and benefits payable for the year ended December 31, 2007. The fair value amounts in these following tables are the Pre-SFAS 157 fair values.

ROLL-FORWARD FOR THE TWELVE MONTHS FROM JANUARY 1, 2007 TO DECEMBER 31, 2007

                                                                        TOTAL
                                                                 REALIZED/UNREALIZED
                                           FAIR VALUE AS OF         GAINS (LOSSES)           PURCHASES,        FAIR VALUE AS OF
                                              JANUARY 1,             INCLUDED IN:          ISSUANCES, AND        DECEMBER 31,
                                                 2007                 NET INCOME            SETTLEMENTS              2007
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Customized derivatives used to hedge US
 GMWB                                             $ --                     $50                   $ --                  $50
Other freestanding derivatives used to
 hedge US GMWB                                     346                     198                     48                  592
Reinsurance recoverable for US GMWB                (22)                    127                     23                  128
LIABILITIES
Other policyholder funds and benefits
 payable accounted for at fair value US
 GMWB                                              $53                   $(661)                  $(99)               $(707)
 U.K. GMWB                                          --                      (8)                    --                   (8)
 Reinsured Japan GMIB                              119                    (159)                   (32)                 (72)
 Reinsured Japan GMAB                               --                       3                     (1)                   2
 Institutional Notes                                 4                     (28)                    --                  (24)
 Equity Linked Notes                                --                       1                    (22)                 (21)
Total other policyholder funds and
 benefits payable accounted for at fair
 value                                             176                    (852)                  (154)                (830)
SUPPLEMENTAL INFORMATION:
Net US GMWB (Embedded derivative,
 freestanding derivatives and
 reinsurance recoverable) (1)                      377                    (286)                   (28)                  63
                                                 -----                  ------                 ------               ------

(1) The net loss on US GMWB was primarily due to liability model assumption updates made during the second and third quarter to reflect newly reliable market inputs for volatility and model refinements.

The following table summarizes the notional amount and fair value of freestanding derivatives in other investments, reinsurance recoverables, embedded derivatives in other policyholder funds and benefits payable and consumer notes as of December 31, 2008, and December 31, 2007. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not necessarily reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis in the following table.

                                                                    DECEMBER 31, 2008                 DECEMBER 31, 2007
                                                                NOTIONAL           FAIR          NOTIONAL              FAIR
                                                                 AMOUNT            VALUE          AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables for U.S. GMWB (1)                         $11,437          $1,302          $6,579              $128
Customized derivatives used to hedge U.S. GMWB (2)                  10,464             941          12,784                50
Freestanding derivatives used to hedge U.S. GMWB                     8,156           1,723           8,573               592
U.S. GMWB (3)                                                       46,734          (6,526)         44,852              (707)
U.K. GMWB (3)                                                        1,672             (64)          1,048                (8)
Reinsured Japan GMIB (4)                                            20,062          (2,581)         15,297               (72)
Reinsured Japan GMWB (3)                                               361             (34)             --                --
Reinsured Japan GMAB (5)                                               130              (1)          2,768                 2
Macro hedge program (6)                                              2,188             137             661                18
Consumer Notes                                                          70              (5)             19                (5)
Equity Linked Notes                                                     55              (8)             50               (21)
                                                               -----------       ---------       ---------            ------
                                                        TOTAL     $101,329         $(5,116)        $92,631              $(23)
                                                               -----------       ---------       ---------            ------

The decrease in the net fair value of the derivative instruments in the table above was primarily due to the adoption of SFAS 157 and the net effects of capital market movements during 2008.

(1) The increase in notional amount of the reinsurance recoverables for U.S. GMWB was primarily due to the execution of a reinsurance transaction in July 2008.

(2) The decrease in notional amount of customized derivatives used to hedge U.S. GMWB was primarily due to current market conditions causing policyholder account values to decrease. The notional on these customized derivatives is the policyholder account value.

(3) The increase in notional amount of embedded derivatives associated with GMWB riders is primarily due to additional product sales.

(4) The increase in notional amount of the internal reinsurance associated with GMIB was primarily due to the strengthening of the yen as compared to the U.S. dollar.

(5) The decrease in notional amount of the Japan GMAB embedded derivative is primarily due to a significant decline in the equity markets triggering policyholders to elect the GMIB feature or lump sum payout in Japan's 3Win product.

(6) The increase in notional amount of the macro hedge is primarily due to the rebalancing of the Company's risk management program to place a greater relative emphasis on the protection of statutory surplus.

Financial Instruments Not Carried at Fair Value

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires additional disclosure of fair value information of financial instruments. The following include disclosures for other financial instruments not carried at fair value and not included in above FAS 157 discussion.

The carrying amounts and fair values of the Company's financial instruments not carried at fair value, at December 31, 2008 and 2007 were as follows:

                                                         2008                                 2007
                                               CARRYING               FAIR          CARRYING               FAIR
                                                Amount                Value          Amount                Value
------------------------------------------------------------------------------------------------------------------
ASSETS
 Policy loans                                     $2,154               $2,366          $2,016               $2,061
 Mortgage loans on real estate                     4,896                4,265           4,166                4,169
LIABILITIES
 Other policyholder funds and benefits
  payable (1)                                    $14,421               14,158         $15,148              $15,097
 Consumer Notes                                    1,210                1,188             804                  809
                                               ---------            ---------       ---------            ---------

(1) Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

- Fair value for policy loans and consumer notes were estimated using discounted cash flow calculations.

- Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Other policyholder funds and benefits payable, not carried at fair value and not included in above FAS 157 fair value information, is determined by estimating future cash flows, discounted at the current market rate.

4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                      2008            2007           2006
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT
 INCOME
Fixed maturities (1)                   $2,458         $2,714         $2,464
Equity securities,
 available-for-sale                        65             54             31
Equity securities, held for
 trading                                 (246)             1             16
Mortgage loans                            251            227            126
Policy loans                              136            132            140
Limited partnerships and other
 alternative investments                 (224)           112             67
Other investments                         (33)          (120)           (21)
                                    ---------       --------       --------
Gross investment income                 2,407          3,120          2,823
Less: Investment expenses                  65             63             55
                                    ---------       --------       --------
             NET INVESTMENT INCOME     $2,342         $3,057         $2,768
                                    ---------       --------       --------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                      $(1,737)         $(248)         $(105)
Equity securities                        (166)           (46)            (3)
Foreign currency transaction
 remeasurements                          (450)           102             18
Derivatives and other (2)              (3,410)          (742)          (208)
                                    ---------       --------       --------
        NET REALIZED CAPITAL GAINS
                          (LOSSES)    $(5,763)         $(934)         $(298)
                                    ---------       --------       --------

(1)  Includes income on short-term bonds.

(2) Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments, foreign currency gains and losses, and other investment gains and losses.

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                          2008           2007         2006
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                          $(8,884)        $(597)       $800
Equity securities                            (181)          (41)          8
Net unrealized gains (losses) credited
 to policyholders                            (101)            3          (4)
                                        ---------       -------       -----
Net unrealized gains (losses)              (9,165)         (635)        804
Deferred income taxes and other items      (4,359)         (317)        301
                                        ---------       -------       -----
Net unrealized gains (losses), net of
 tax -- end of year                        (4,806)         (318)        503
Net unrealized gains (losses), net of
 tax -- beginning of year                    (318)          503         577
                                        ---------       -------       -----
CHANGE IN UNREALIZED GAINS (LOSSES) ON
         AVAILABLE-FOR-SALE SECURITIES    $(4,488)        $(821)       $(74)
                                        ---------       -------       -----

The change in net unrealized gain (loss) on equity securities, classified as held for trading, included in net investment income during the years ended December 31, 2008, 2007 and 2006, was $(250), $(17), and $12, respectively, substantially all of which have corresponding amounts credited to policyholders. This amount was not included in the table above.

                                                             DECEMBER 31, 2008
                                   COST OR              GROSS                GROSS
                                  AMORTIZED           UNREALIZED          UNREALIZED
                                    COST                GAINS               LOSSES             FAIR VALUE
------------------------------------------------------------------------------------------------------------
COMPONENTS OF AVAILABLE-FOR-
 SALE SECURITIES
ABS                                 $7,095                  $9              $(2,134)              $4,970
CMBS
 Agency backed                         243                   8                   --                  251
 Non-agency backed                   9,566                  15               (4,085)               5,496
CMOs
 Agency backed                         539                  30                   (3)                 566
 Non-agency backed                     320                  --                 (102)                 218
Corporate                           21,252                 441               (2,958)              18,735
Government/government
 agencies
 Foreign                             2,094                  86                  (33)               2,147
 United States                       5,033                  75                  (39)               5,069
MBS                                  1,385                  23                   (5)               1,403
States, municipalities and
 political subdivisions                917                   8                 (220)                 705
Redeemable preferred stock              --                  --                   --                   --
                                   -------               -----              -------              -------
             FIXED MATURITIES       48,444                 695               (9,579)              39,560
Equity securities, available-
 for-sale                              614                   4                 (184)                 434
                                   -------               -----              -------              -------
            TOTAL SECURITIES,
           AVAILABLE-FOR-SALE      $49,058                $699              $(9,763)             $39,994
                                   -------               -----              -------              -------

                                                         DECEMBER 31, 2007
                                   COST OR              GROSS                GROSS
                                  AMORTIZED           UNREALIZED          UNREALIZED          FAIR
                                    COST                GAINS               LOSSES            VALUE
-----------------------------  ---------------------------------------------------------------------
COMPONENTS OF AVAILABLE-FOR-
 SALE SECURITIES
ABS                                 $7,602                 $24                $(519)          $7,107
CMBS
 Agency backed                         249                   6                   --              255
 Non-agency backed                  11,266                 153                 (572)          10,847
CMOs
 Agency backed                         793                  18                   (3)             808
 Non-agency backed                     411                   4                   (2)             413
Corporate                           21,963                 807                 (571)          22,199
Government/government
 agencies
 Foreign                               465                  35                   (2)             498
 United States                         516                  14                   (1)             529
MBS                                  1,750                  15                  (15)           1,750
States, municipalities and
 political subdivisions              1,226                  32                  (20)           1,238
Redeemable preferred stock               2                   2                   (2)               2
                                   -------              ------              -------          -------
             FIXED MATURITIES       46,243              $ 1,110             $ (1,707)        $ 45,646
Equity securities, available-
 for-sale                              781                  10                  (51)             740
                                   -------              ------              -------          -------
            TOTAL SECURITIES,
           AVAILABLE-FOR-SALE      $47,024               1,120               (1,758)         $46,386
                                   -------              ------              -------          -------

The amortized cost and estimated fair value of fixed maturity investments by contractual maturity year are shown below.

                                                DECEMBER 31, 2008
                                    AMORTIZED COST               FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                          $1,511                     $1,564
Over one year through five
 years                                     9,297                      8,757
Over five years through ten
 years                                     9,035                      8,154
Over ten years                            19,262                     13,928
                                       ---------                  ---------
                       SUBTOTAL           39,105                     32,403
ABS, MBS, and CMOs                         9,339                      7,157
                                       ---------                  ---------
                          TOTAL          $48,444                    $39,560
                                       ---------                  ---------

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions because of the potential for prepayment on certain mortgage-and asset-backed securities which is why ABS, MBS and CMOs are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk as these securities are generally structured to include forms of call protections such as yield maintenance charges, prepayment penalties or lockouts, and defeasance.

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                     2008           2007            2006
--------------------------------------------------------------------------------
SALES OF FIXED MATURITY AND
 AVAILABLE-FOR-SALE EQUITY
 SECURITY INVESTMENTS
SALE OF FIXED MATURITIES
Sale proceeds                        $9,366         $12,415         $16,159
Gross gains                             291             246             210
Gross losses                           (472)           (135)           (230)
SALE OF EQUITY SECURITIES,
 AVAILABLE-FOR-SALE
Sale proceeds                          $126            $296            $249
Gross gains                              11              12               5
Gross losses                            (21)             (7)             (5)
                                    -------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

Other than U.S. government and certain U.S. government agencies backed by the full faith and credit of the U.S. government, the Company's only exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, is the Government of Japan, which represents $1.9 billion, or 61%, of stockholders' equity. For further discussion of concentration of credit risk, see the "Concentration of Credit Risk" section in Note 4 of Notes to Consolidated Financial Statements.

The Company's largest exposures by issuer as of December 31, 2008 were the Government of Japan, JPMorgan Chase & Company and General Electric Company, which comprised approximately 3.3%, 0.5% and 0.4%, respectively, of total invested assets. Other than U.S. government and certain U.S. government agencies, the Company's largest three exposures by issuer as of December 31, 2007 were General Electric Company, Citigroup Inc. and Vodafone Group, which each comprise less than 0.5% of total invested assets.

The Company's largest three exposures by sector, as of December 31, 2008 were commercial mortgage and real estate, basic industry and U.S. government/government agencies which comprised approximately 19%, 12% and 9%, respectively, of total invested assets. The Company's largest three exposures by sector, as of December 31, 2007 were commercial mortgage and real estate, financial services and residential mortgages which comprised approximately 28%, 14% and 9%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. The largest concentrations, as of December 31, 2008, were in California, Illinois and Hawaii which each comprise less than 0.5% of total invested assets and as of December 31, 2007, were in California, Oregon and Illinois which each comprise less than 1% of total invested assets.

SECURITY UNREALIZED LOSS AGING

As part of the Company's ongoing security monitoring process by a committee of investment and accounting professionals, the Company identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Other-Than-Temporary Impairments on Available-for-Sale Securities section of Note 1. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in fair value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2008 and 2007.

The following tables present the Company's unrealized loss aging for total fixed maturity and equity securities classified as available-for-sale by investment type and length of time the security was in a continuous unrealized loss position.

                                                              DECEMBER 31, 2008
                                                             LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR              UNREALIZED
                                               COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------------------------
ABS                                             $1,475               $1,169                $(306)
CMBS -- Non-agency backed                        4,108                2,992               (1,116)
CMOs
 Agency backed                                      39                   38                   (1)
 Non-agency backed                                 252                  176                  (76)
Corporate                                       11,101                9,500               (1,601)
Government/government agencies
 Foreign                                           788                  762                  (26)
 United States                                   3,952                3,913                  (39)
MBS                                                 46                   46                   --
States, municipalities and political               524                  381                 (143)
 subdivisions
                                             ---------            ---------            ---------
                TOTAL FIXED MATURITIES          22,285               18,977               (3,308)
Equity securities, available-for-sale              433                  296                 (137)
                                             ---------            ---------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $22,718              $19,273              $(3,445)
                                             ---------            ---------            ---------

                                                                DECEMBER 31, 2008
                                                                  12 MONTHS OR MORE
                                                  AMORTIZED              FAIR             UNREALIZED
                                                    COST                VALUE               LOSSES
--------------------------------------  -----------------------------------------------------------------
ABS                                                  $5,463              $3,635              $(1,828)
CMBS -- Non-agency backed                             5,300               2,331               (2,969)
CMOs
 Agency backed                                           32                  30                   (2)
 Non-agency backed                                       68                  42                  (26)
Corporate                                             4,757               3,400               (1,357)
Government/government agencies
 Foreign                                                 29                  22                   (7)
 United States                                           38                  38                   --
MBS                                                     183                 178                   (5)
States, municipalities and political                    297                 220                  (77)
 subdivisions
                                                  ---------            --------            ---------
                TOTAL FIXED MATURITIES               16,167               9,896               (6,271)
Equity securities, available-for-sale                   136                  89                  (47)
                                                  ---------            --------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $16,303              $9,985              $(6,318)
                                                  ---------            --------            ---------

                                                                DECEMBER 31, 2008
                                                                      TOTAL
                                               AMORTIZED              FAIR              UNREALIZED
                                                 COST                 VALUE               LOSSES
-------------------------------------------------------------------------------------------------------
ABS                                               $6,938               $4,804              $(2,134)
CMBS -- Non-agency backed                          9,408                5,323               (4,085)
CMOs
 Agency backed                                        71                   68                   (3)
 Non-agency backed                                   320                  218                 (102)
Corporate                                         15,858               12,900               (2,958)
Government/government agencies
 Foreign                                             817                  784                  (33)
 United States                                     3,990                3,951                  (39)
MBS                                                  229                  224                   (5)
States, municipalities and political                 821                  601                 (220)
 subdivisions
                                               ---------            ---------            ---------
                  TOTAL FIXED MATURITIES          38,452               28,873               (9,579)
Equity securities, available-for-sale                569                  385                 (184)
                                               ---------            ---------            ---------
   TOTAL TEMPORARILY IMPAIRED SECURITIES         $39,021              $29,258              $(9,763)
                                               ---------            ---------            ---------

                                                              DECEMBER 31, 2007
                                                             LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR              UNREALIZED
                                               COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------------------------
ABS                                             $6,271               $5,789                $(482)
CMBS -- Non-agency backed                        5,493                5,010                 (483)
CMOs
 Agency backed                                     270                  268                   (2)
 Non-agency backed                                  97                   96                   (1)
Corporate                                        8,381                7,947                 (434)
Government/government agencies
 Foreign                                            86                   84                   (2)
 United States                                     136                  135                   (1)
MBS                                                 49                   48                   (1)
States, municipalities and political
 subdivisions                                      383                  373                  (10)
Redeemable preferred stock                           4                    2                   (2)
                                             ---------            ---------            ---------
                TOTAL FIXED MATURITIES          21,170               19,752               (1,418)
Equity securities, available-for-sale              615                  565                  (50)
                                             ---------            ---------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $21,785              $20,317              $(1,468)
                                             ---------            ---------            ---------

                                                              DECEMBER 31, 2007
                                                                 12 MONTHS OR MORE
                                                 AMORTIZED              FAIR            UNREALIZED
                                                    COST               VALUE              LOSSES
--------------------------------------  --------------------------------------------------------------
ABS                                                   $497                 460               $(37)
CMBS -- Non-agency backed                            1,808               1,719                (89)
CMOs
 Agency backed                                          60                  59                 (1)
 Non-agency backed                                      33                  32                 (1)
Corporate                                            2,554               2,417               (137)
Government/government agencies
 Foreign                                                43                  43                 --
 United States                                           7                   7                 --
MBS                                                    760                 746                (14)
States, municipalities and political
 subdivisions                                          189                 179                (10)
Redeemable preferred stock                              --                  --                 --
                                                  --------            --------            -------
                TOTAL FIXED MATURITIES               5,951               5,662               (289)
Equity securities, available-for-sale                   20                  19                 (1)
                                                  --------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $5,971              $5,681              $(290)
                                                  --------            --------            -------

                                                                DECEMBER 31, 2007
                                                                      TOTAL
                                               AMORTIZED              FAIR              UNREALIZED
                                                 COST                 VALUE               LOSSES
-------------------------------------------------------------------------------------------------------
ABS                                               $6,768               $6,249                $(519)
CMBS -- Non-agency backed                          7,301                6,729                 (572)
CMOs
 Agency backed                                       330                  327                   (3)
 Non-agency backed                                   130                  128                   (2)
Corporate                                         10,935               10,364                 (571)
Government/government agencies
 Foreign                                             129                  127                   (2)
 United States                                       143                  142                   (1)
MBS                                                  809                  794                  (15)
States, municipalities and political
 subdivisions                                        572                  552                  (20)
Redeemable preferred stock                             4                    2                   (2)
                                               ---------            ---------            ---------
                  TOTAL FIXED MATURITIES          27,121               25,414               (1,707)
Equity securities, available-for-sale                635                  584                  (51)
                                               ---------            ---------            ---------
   TOTAL TEMPORARILY IMPAIRED SECURITIES         $27,756              $25,998              $(1,758)
                                               ---------            ---------            ---------

As of December 31, 2008, available-for-sale securities in an unrealized loss position, comprised of approximately 4,156 securities, were primarily concentrated in securitized assets, specifically CMBS and financial services sector securities. The increase in unrealized losses was largely the result of credit spread widening primarily due to continued deterioration in the U.S. housing market, tightened lending conditions and the market's flight to quality securities, as well as, a U.S. recession and a declining global economy.

As of December 31, 2008, 60% of securities in an unrealized loss position were depressed less than 20% of amortized cost. Based upon the Company's current evaluation of these securities in accordance with its impairment policy and the Company's intent to retain these investments for a period of time sufficient to allow for recovery in value, the Company has determined that these securities are temporarily impaired.

The following tables present the Company's unrealized loss aging by length of time the security was in a continuous greater than 20% unrealized loss position.

                     SECURITIZED ASSETS DEPRESSED OVER 20%

                                                 DECEMBER 31, 2008
                                         COST OR
                                        AMORTIZED              FAIR             UNREALIZED
                      ITEMS               COST                VALUE                LOSS
-----------------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                    652               $7,786              $4,561              $(3,225)
Greater than three
 to six months           119                1,122                 444                 (678)
Greater than six to
 nine months              89                1,145                 458                 (687)
Greater than nine
 to twelve months        143                1,363                 391                 (972)
Greater than twelve
 months                   31                  311                  57                 (254)
                     -------            ---------            --------            ---------
              TOTAL    1,034              $11,727              $5,911              $(5,816)
                     -------            ---------            --------            ---------

                                                       DECEMBER 31, 2007
                                               COST OR
                                              AMORTIZED                  FAIR                UNREALIZED
                         ITEMS                   COST                   VALUE                   LOSS
-------------------  --------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      115                     $918                   $613                   $(305)
Greater than three
 to six months              18                      130                     76                     (54)
Greater than six to
 nine months                --                       --                     --                      --
Greater than nine
 to twelve months           --                       --                     --                      --
Greater than twelve
 months                      3                       33                     22                     (11)
                          ----                 --------                 ------                 -------
              TOTAL        136                   $1,081                   $711                   $(370)
                          ----                 --------                 ------                 -------

                    ALL OTHER SECURITIES DEPRESSED OVER 20%

                                               COST DECEMBER 31, 2008
                                              AMORTIZED              FAIR             UNREALIZED
                         ITEMS                   COST               VALUE                LOSS
-----------------------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      564                   $6,396              $4,188              $(2,171)
Greater than three
 to six months              28                      238                 124                 (114)
Greater than six to
 nine months                14                      173                 102                  (71)
Greater than nine
 to twelve months           11                      199                 112                  (87)
Greater than twelve
 months                     --                       --                  --                   --
                          ----                 --------            --------            ---------
              TOTAL        617                   $6,969              $4,526              $(2,443)
                          ----                 --------            --------            ---------

                                            COST ORDECEMBER 31, 2007
                                           AMORTIZED               FAIR              UNREALIZED
                         ITEMS                COST                VALUE                 LOSS
-------------------  -----------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      52                  $65                  $50                  $(15)
Greater than three
 to six months              5                   30                    5                   (25)
Greater than six to
 nine months               --                   --                   --                    --
Greater than nine
 to twelve months          --                   --                   --                    --
Greater than twelve
 months                     1                    2                    1                    (1)
                          ---                 ----                 ----                 -----
              TOTAL        58                  $97                  $56                  $(41)
                          ---                 ----                 ----                 -----

The majority of securitized assets depressed over 20% for six consecutive months are primarily related to CMBS and sub-prime RMBS. Based upon the Company's cash flow modeling in a severe negative economic outlook, which shows no loss of principal and interest, and the Company's assertion of its ability and intent to retain the securities until recovery, it has been determined that these securities are temporarily impaired as of December 31, 2008.

The majority of all other securities depressed over 20% for six consecutive months or greater in the tables above primarily relate to financial services sector securities that include corporate bonds, as well as, preferred equity issued by large high quality financial institutions that are lower in the capital structure and, as a result, have incurred greater price depressions. Based upon the Company's analysis of these securities and current macroeconomic conditions, the Company expects to see significant price recovery on these securities within a reasonable period of time and, therefore, has determined that these securities are temporarily impaired as of December 31, 2008.

MORTGAGE LOANS

The carrying value of mortgage loans on real estate was $4.9 billion and $4.2 billion as of December 31, 2008 and 2007, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The mortgage loans are diversified both geographically throughout the United States and by property type.

At December 31, 2008, the Company held delinquent mortgage loans on two properties with a carrying value of $32 which were deemed impaired and accordingly, a valuation allowance of $13 was established. At December 31, 2007, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans and therefore had no valuation allowance.

The following table presents commercial mortgage loans by region and property type.

               COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY REGION

                                                      DECEMBER 31, 2008                           DECEMBER 31, 2007
                                               CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                VALUE                    TOTAL              VALUE                    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
East North Central                                 $121                     2.5%               $101                     2.4%
Middle Atlantic                                     556                    11.4%                503                    12.1%
Mountain                                            115                     2.3%                101                     2.4%
New England                                         407                     8.3%                348                     8.4%
Pacific                                           1,205                    24.6%                959                    23.0%
South Atlantic                                      665                    13.6%                749                    18.0%
West North Central                                   56                     1.1%                 25                     0.6%
West South Central                                  205                     4.2%                179                     4.3%
Other (1)                                         1,566                    32.0%              1,201                    28.8%
                                               --------                 -------            --------                 -------
                                   TOTAL         $4,896                   100.0%             $4,166                   100.0%
                                               --------                 -------            --------                 -------

(1)  Includes multi-regional properties.

           COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY PROPERTY TYPE

                                                      DECEMBER 31, 2008                           DECEMBER 31, 2007
                                               CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                VALUE                    TOTAL              VALUE                    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Industrial                                         $790                    16.1%               $424                    10.2%
Lodging                                             383                     7.8%                424                    10.2%
Agricultural                                        435                     8.9%                236                     5.7%
Multifamily                                         798                    16.3%                708                    17.0%
Office                                            1,456                    29.8%              1,550                    37.2%
Retail                                              790                    16.1%                702                    16.8%
Other                                               244                     5.0%                122                     2.9%
                                               --------                 -------            --------                 -------
                                   TOTAL         $4,896                   100.0%             $4,166                   100.0%
                                               --------                 -------            --------                 -------

VARIABLE INTEREST ENTITIES ("VIE")

The Company is involved with variable interest entities primarily through its affiliate, Hartford Investment Management Company ("HIMCO") as a collateral manager and as an investor through normal investment activities. The Company's involvement includes providing investment management and administrative services for a fee and holding ownership or other interests as an investor.

VIEs may or may not be consolidated on the Company's consolidated financial statements. When the Company is the primary beneficiary of the VIE, all of the assets and liabilities of the VIE are consolidated into the Company's financial statements. The Company also reports a liability for the portion of the VIE that represents the minority interest of other investors in the VIE. When the Company concludes that it is not the primary beneficiary of the VIE, only the fair value of the Company's interest in the VIE is recorded in the Company's financial statements.

At December 31, 2007, HIMCO was the collateral manager of four VIEs with provisions that allowed for termination if the fair value of the aggregate referenced bank loan portfolio declined below a stated level. These VIEs were market value CLOs that invested in senior secured bank loans through total return swaps. Two of these market value CLOs were consolidated, and two were not consolidated. During the first quarter of 2008, the fair value of the aggregate referenced bank loan portfolio declined below the stated level in all four market value CLOs and the total return swap counterparties terminated the transactions. Three of these CLOs were restructured from market value CLOs to cash flow CLOs without market value triggers and the remaining CLO terminated in January 2009. The Company realized a capital loss of $50, before-tax, from the termination of these CLOs. In connection with the restructurings, the Company purchased interests in two of the resulting VIEs, one of which the Company is the primary beneficiary. These purchases resulted in an increase in the Company's maximum exposure to loss for both consolidated and non-consolidated VIEs.

As of December 31, 2008 and 2007, the Company had relationships with five and six VIEs, respectively, where the Company was the primary beneficiary. The following table sets forth the carrying value of assets and liabilities, and the Company's maximum exposure to loss on these consolidated VIEs.

                                                      DECEMBER 31, 2008            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)           TO LOSS (2)
-----------------------------------------------------------------------------------------------
CLOs                                  $339                     $89                    $237
Limited partnerships                   151                      72                      79
Other investments                      249                     103                     166
                                    ------                  ------                  ------
                        TOTAL         $739                    $264                    $482
                                    ------                  ------                  ------

                                                      DECEMBER 31, 2007            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)             TO LOSS
-----------------------------  ----------------------------------------------------------------
CLOs                                  $128                     $73                     $74
Limited partnerships                   309                     121                     188
Other investments                      296                     126                     178
                                    ------                  ------                  ------
                        TOTAL         $733                    $320                    $440
                                    ------                  ------                  ------

(1) Creditors have no recourse against the Company in the event of default by the VIE. Includes noncontrolling interest in limited partnerships and other investments of $154 and $242 as of December 31, 2008 and December 31, 2007, respectively, that is reported as a separate component of equity in the Company's Condensed Consolidated Balance Sheet pursuant to SFAS 160.

(2) The Company's maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the consolidated assets net of liabilities at cost. The Company has no implied or unfunded commitments to these VIEs.

CLOs represent one fund at December 31, 2008, which is a cash flow CLO financed by issuing debt in tranches of varying seniority and is a VIE due to the lack of voting equity in the capital structure. HIMCO provides collateral management services to the CLO and earns a fee for those services and the Company has investments in debt issued by the CLO. Taking those interests into consideration, the Company has performed a quantitative analysis and determined that it will absorb a majority of the expected losses or residual returns in the fund and as a result is the primary beneficiary. Consolidated assets are classified in cash and fixed maturities and consolidated liabilities are classified in other liabilities. At December 31, 2007, CLOs represent two market value CLOs, one of which converted to the cash flow CLO described above and the second which terminated during the fourth quarter of 2008.

At December 31, 2008 and 2007, limited partnerships represent investments in two hedge funds that are financed by issuing equity shares to investors, and are VIEs based on the lack of decision making ability held by the equity investors. The primary source of variability generated by these VIEs is the fund's investment portfolio and that variability is passed to equity holders. The Company holds a majority interest in the equity of the funds and as a result will absorb the majority of the funds expected losses or residual returns and therefore is the primary beneficiary. Consolidated assets and liabilities are classified in other investments and other liabilities, respectively.

Other investments at December 31, 2008 consist of two investment trusts that are financed by issuing beneficial interests that do not have voting rights to investors. The Company holds a majority of the beneficial interests issued by these trusts and as the majority holder, will absorb a majority of expected losses or residual returns and therefore is the primary beneficiary. The Company was not the primary beneficiary of one of those trusts at December 31, 2007. Consolidated assets and liabilities are classified in fixed maturities and other liabilities, respectively. At December 31, 2007, other investments included two investment trusts, one of which has liquidated and the second remains at December 31, 2008.

As of December 31, 2008 and 2007, the Company also held significant variable interests in three and four VIEs, respectively, where the Company is not the primary beneficiary. That determination has been made based on a quantitative analysis of whether the Company will absorb a majority of the expected losses or residual returns of the VIE, considering its variable interests, as well as, those of other variable interest holders. These investments have been held by the Company for two years.

The following table sets forth the carrying value of assets and liabilities that relate to the Company's variable interests in unconsolidated VIEs and the Company's maximum exposure to loss resulting from involvement with those VIEs.

                                                                               MAXIMUM
                                                    DECEMBER 31, 2008          EXPOSURE
                                    ASSETS             LIABILITIES             TO LOSS
-------------------------------------------------------------------------------------------
CLOs                                  $280                 $ --                   $316
CDOs                                     3                   --                     13
                                    ------                 ----                 ------
                    TOTAL (1)         $283                 $ --                   $329
                                    ------                 ----                 ------

                                                                             MAXIMUM
                                                   DECEMBER 31, 2007         EXPOSURE
                                   ASSETS            LIABILITIES             TO LOSS
-----------------------------  ----------------------------------------------------------
CLOs                                 $11                 $ --                    $14
CDOs                                  61                   --                     86
                                    ----                 ----                 ------
                    TOTAL (1)        $72                 $ --                   $100
                                    ----                 ----                 ------

(1) Maximum exposure to loss represents the Company's investment in securities issued by CLOs/CDOs at cost. The Company has no implied or unfunded commitments to these VIEs.

At December 31, 2008, CLOs include one fund that is financed by issuing debt securities in tranches of varying seniority. That fund is a cash flow CLO and a VIE due to the lack of voting equity in its capital structure. The Company holds variable interests through fees earned by HIMCO as the collateral manager and investments in debt issued by the fund with a carrying amount at December 31, 2008 of $280. At December 31, 2007, CLOs represent two market value CLOs, one of which converted to the cash flow CLO described above and the second for which the Company is no longer involved with following its conversion from a market value to a cash flow CLO.

At December 31, 2008 and 2007, CDOs consist of two VIEs that are financed by issuing debt having no voting rights to investors. The Company has variable interests in each CDO by virtue of its investment in that debt and fees received by HIMCO as the collateral manager. The carrying amount of the investment in debt issued by the CDO is $3 at December 31, 2008 and is classified in fixed maturities.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, a cash-flow hedge, a foreign-currency hedge, a net investment hedge, or held for other investment and/or risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the Consolidated Balance Sheets at fair value and are presented as assets or liabilities as determined by calculating the net position, taking into account income accruals and cash collateral held, for each derivative counterparty by legal entity. The fair value of derivative instruments, excluding income accruals and cash collateral held, are presented as of December 31, as follows:

                                      ASSET VALUES          LIABILITY VALUES
                                    2008          2007     2008           2007
--------------------------------------------------------------------------------
Fixed maturities,
 available-for-sale                   $ --         $ --        $3           $ --
Other investments                    1,122          446        --             --
Reinsurance recoverables             1,302          128        --             --
Other policyholder funds and
 benefits payable                       --            2     9,214            809
Consumer notes                          --           --         5              5
Other liabilities (1)                2,206           --        --            354
                                  --------       ------  --------       --------
                           TOTAL    $4,630         $576    $9,222         $1,168
                                  --------       ------  --------       --------

(1) Included in Other liabilities on the balance sheet is a liability value of $2,531 and $114 related to derivative collateral as of December 31, 2008 and 2007, respectively.

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2008 and 2007. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, ("non-qualifying strategies") are presented below on a before-tax basis for the years ended December 31, 2008 and 2007.

                                                                                                    HEDGE INEFFECTIVENESS,
                                            NOTIONAL AMOUNT            FAIR VALUE                         BEFORE-TAX
HEDGING STRATEGY                          2008            2007     2008          2007              2008                 2007
---------------------------------------------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used to
 better match cash receipts from
 assets with cash disbursements
 required to fund liabilities
 The Company also enters into forward
 starting swap agreements to hedge the
 interest rate exposure related to the
 purchase of fixed-rate securities or
 the anticipated future cash flows of
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives are primarily
 structured to hedge interest rate
 risk inherent in the assumptions used
 to price certain liabilities
 Interest rate swaps are also used to
 hedge a portion of the Company's
 floating-rate guaranteed investment
 contracts. These derivatives convert
 the floating-rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio                      $6,798         $4,019     $422           $73              $7                    2
Foreign currency swaps
 Foreign currency swaps are used to
 convert foreign denominated cash
 flows associated with certain foreign
 denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments to U.S. dollars in
 order to minimize cash flow
 fluctuations due to changes in
 currency rates                             1,005          1,226      (21)         (269)              1                   (2)
                                        ---------       --------  -------       -------            ----                 ----
                TOTAL CASH-FLOW HEDGES     $7,803         $5,245     $401         $(196)             $8                 $ --
                                        ---------       --------  -------       -------            ----                 ----
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to hedge
 the changes in fair value of certain
 fixed rate liabilities and fixed
 maturity securities due to changes in
 the benchmark interest rate, LIBOR.        2,138          3,594      (86)          (38)             (1)                  --
Foreign currency swaps
 Foreign currency swaps are used to
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates                       696            696      (57)           25              --                   --
                                        ---------       --------  -------       -------            ----                 ----
               TOTAL FAIR-VALUE HEDGES     $2,834         $4,290    $(143)         $(13)            $(1)                $ --
                                        ---------       --------  -------       -------            ----                 ----
 TOTAL CASH-FLOW AND FAIR-VALUE HEDGES    $10,637         $9,535     $258         $(209)             $7                 $ --
                                        ---------       --------  -------       -------            ----                 ----

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
NON-QUALIFYING STRATEGIES
Interest rate swaps, caps, floors, and
forwards
 The Company uses interest rate swaps,
 caps and floors to manage duration
 risk between assets and liabilities
 in certain portfolios. In addition,
 the Company enters into interest rate
 swaps to terminate existing swaps,
 thereby offsetting the changes in
 value of the original swap. As of
 December 31, 2008 and 2007, the
 notional amount of interest rate
 swaps in offsetting relationships was
 $3.9 billion and $1.2 billion,
 respectively.
 The Company may also use interest
 rate forwards to replicate the
 purchase of mortgage-backed
 securities to manage duration risk
 and liquidity                               $5,269            $6,666       $(90)           --              $3           $22
Foreign currency swaps, forwards, and
swaptions
 The Company enters into foreign
 currency swaps and forwards to hedge
 the foreign currency exposures in
 certain of its foreign fixed maturity
 investments
 The Company also enters into foreign
 currency interest rate swaps and
 swaptions to hedge Yen interest rate
 exposures related to certain
 liability contracts sold in Japan              389               199         10            (8)             27            (8)
Credit default swaps that sell credit
protection
 The Company enters into credit
 default swap agreements in which the
 Company assumes credit risk of an
 individual entity, referenced index
 or asset pool. These contracts
 entitle the Company to receive a
 periodic fee in exchange for an
 obligation to compensate the
 derivative counterparty should a
 credit event occur on the part of the
 referenced security issuers. Also
 included are embedded derivatives
 associated with credit linked notes
 with a notional amount of $106 and
 $131 as of December 31, 2008 and
 2007, respectively. The maximum
 potential future exposure to the
 Company is the notional amount of the
 swap contracts, which is $940 and
 $1,849, before-tax, as of December
 31, 2008 and 2007, respectively                940             1,849       (309)         (235)           (313)         (128)

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
Total return and credit index swaps
 The Company also assumes credit risk
 through total return and credit index
 swaps which reference a specific
 index or collateral portfolio. The
 maximum potential future exposure to
 the Company for the credit index
 swaps is the notional value and for
 the total return swaps is the cash
 collateral associated with the
 transaction, which has termination
 triggers that limit investment
 losses. The Company had no exposure
 to such contracts at December 31,
 2008. As of December 31, 2007, the
 maximum potential future exposure to
 the Company from such contracts was
 $983, before-tax                                --             1,731         --           (62)            (99)          (74)
Credit default swaps that purchase
credit protection
 The Company enters into credit
 default swap agreements in which the
 Company reduces credit risk to an
 individual entity. These contracts
 require the Company to pay a
 derivative counterparty a periodic
 fee in exchange for compensation from
 the counterparty should a credit
 event occur on the part of the
 referenced security issuer. The
 Company enters into these agreements
 as an efficient means to reduce
 credit exposure to specified issuers
 or sectors                                   2,633             3,494        246            56             211            59
Credit default swaps in offsetting
 positions
 The Company enters into credit
 default swap agreements to terminate
 existing credit default swaps,
 thereby offsetting the changes in
 value of the original swap going
 forward.                                     1,453                --         (8)           --              --            --
Japanese fixed annuity hedging
 instruments
 The Company enters into currency rate
 swaps and forwards to mitigate the
 foreign currency exchange rate and
 Yen interest rate exposures
 associated with the Yen denominated
 individual fixed annuity product. The
 associated liability is adjusted for
 changes in spot rates which was $450
 and $(102), before-tax, as of
 December 31, 2008 and 2007,
 respectively, and offsets the
 derivative change in value                   2,334             1,849        383          (115)            487            53

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
GMWB product derivatives
 The Company offers certain variable
 annuity products with a GMWB rider
 primarily in the U.S and to a lesser
 extent, the U.K The GMWB is a
 bifurcated embedded derivative that
 provides the policyholder with a GRB
 if the account value is reduced to
 zero through a combination of market
 declines and withdrawals. The GRB is
 generally equal to premiums less
 withdrawals. The policyholder also
 has the option, after a specified
 time period, to reset the GRB to the
 then-current account value, if
 greater. The notional value of the
 embedded derivative is the GRB
 balance. For a further discussion,
 see the Derivative Instruments
 section of Note 2                          $48,406           $45,900    $(6,590)        $(715)        $(5,785)        $(670)
GMWB reinsurance contracts
 The Company has entered into
 reinsurance arrangements to offset a
 portion of its risk exposure to the
 GMWB for the remaining lives of
 covered variable annuity contracts.
 Reinsurance contracts covering GMWB
 are accounted for as free-standing
 derivatives. The notional amount of
 the reinsurance contracts is the GRB
 amount                                      11,798            $6,579      1,268           128           1,073           127
GMWB hedging instruments
 The Company enters into derivative
 contracts to partially economically
 hedge exposure to the volatility
 associated with the portion of the
 GMWB liabilities which are not
 reinsured. These derivative contracts
 include customized swaps, interest
 rate swaps and futures, and equity
 swaps, put and call options, and
 futures, on certain indices including
 the S&P 500 index, EAFE index, and
 NASDAQ index                                18,620            21,357      2,664           642           3,374           257
Guaranteed minimum benefit product
reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMIB and GMAB embedded derivatives
 for the lives of the host variable
 annuity contracts. The reinsurance
 contracts are accounted for as
 free-standing derivative contracts.
 The notional amount of the
 reinsurance contracts is the Yen
 denominated GRB balance value
 converted at the year-end Yen to U.S.
 dollar foreign spot exchange rate           20,192            18,065     (2,582)          (70)         (2,133)         (156)

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
Equity index swaps, options, and
 futures
 The Company offers certain equity
 indexed products, which may contain
 an embedded derivative that requires
 bifurcation. The Company enters into
 S&P index swaps and options to
 economically hedge the equity
 volatility risk associated with these
 embedded derivatives. In addition,
 the Company is exposed to bifurcated
 options embedded in certain fixed
 maturity investments.
 The Company may also enter into
 equity indexed futures to hedge the
 equity volatility of certain
 liability contracts                            249               149        (14)          (22)            (23)            2
Japan variable annuity hedging
 instruments
 The Company enters into foreign
 currency forward and option contracts
 that convert euros to Yen in order to
 economically hedge the foreign
 currency risk associated with certain
 Japanese variable annuity products             259                --         35            --              40           (10)
Macro hedge program
 The Company utilizes option contracts
 as well as futures contracts to
 partially economically hedge the
 statutory reserve impact of equity
 risk arising primarily from GMDB and
 GMWB obligations against a decline in
 the equity markets.                          2,188               661        137            18              74           (12)
Coinsurance and modified coinsurance
reinsurance contract
 During 2007, a subsidiary insurance
 company entered into a coinsurance
 with funds withheld and modified
 coinsurance reinsurance agreement
 ("Agreement") with an affiliate
 reinsurance company to provide
 statutory surplus relief for certain
 life insurance policies. The
 Agreement is accounted for as a
 financing transaction for GAAP and
 includes a compound embedded
 derivative                                   1,068               655         --            --              --            --
                                        -----------       -----------  ---------       -------       ---------       -------
       TOTAL NON-QUALIFYING STRATEGIES     $115,798          $109,154    $(4,850)        $(383)        $(3,064)        $(538)
                                        -----------       -----------  ---------       -------       ---------       -------
                 TOTAL DERIVATIVES (1)     $126,435          $118,689    $(4,592)        $(592)        $(3,057)        $(538)
                                        -----------       -----------  ---------       -------       ---------       -------

(1) Derivative change in value includes hedge ineffectiveness for cash-flow and fair-value hedges and total change in value, including periodic derivative net coupon settlements, for derivatives in non-qualifying strategies.

Change in Notional Amount

The notional amount of derivatives in cash-flow hedge relationships increased $2.6 billion since December 31, 2007, primarily due to an increase in interest rate swaps used to convert interest receipts on floating-rate securities to fixed rates. The Company increased the notional amount related to this strategy due to the significant decline in variable interest rates during 2008.

The notional amount of derivatives in fair-value hedge relationships decreased $1.5 billion since December 31, 2007, primarily due to a decline in interest rate swaps used to convert interest receipts of fixed-rate securities to floating-rates. The Company decreased the notional amount related to this strategy due to the significant decline in variable interest rates during 2008.

The notional amount of derivatives used in non-qualifying strategies increased $6.6 billion since December 31, 2007, primarily due to the following:

- For a discussion on the increase in notional amount of derivatives associated with GMWB riders refer to Note 3.

- For a discussion on the increase in notional amount of derivatives associated with GMIB reinsured from a related party refer to Note 3.

- The Company increased the notional amount of derivatives associated with the macro hedge program. During the three months ended December 31, 2008, the Company rebalanced its risk management program to place a greater relative emphasis on the protection of statutory surplus. As a result, the Company added the equivalent of $1.9 billion notional of equity futures as part of the macro hedge program to partially economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

- For a discussion on the decline in notional amount related to derivatives associated with GMAB reinsured from a related party refer to Note 4.

- The notional amount related to credit derivatives declined primarily due to terminations and maturities of credit derivatives, which reduced the overall net credit exposure assumed by the Company through credit derivatives.

Change in Fair Value

The decrease of $4.0 billion in total fair value of derivative instruments since December 31, 2007, was primarily related to the following:

- For a discussion on the decrease in fair value on GMWB related derivatives refer to note 3.

- For a discussion on the decrease in fair value of derivatives associated with the reinsurance of GMIB, GMWB and GMAB reinsured from a related party refer to Note 3.

- The fair value of the Japanese fixed annuity hedging instruments increased primarily due to the Japanese Yen strengthening against the U.S. dollar.

- The fair value of interest rate derivatives increased primarily due to a decline in interest rates as well as an increase in notional amount.

- The fair value of foreign currency swaps hedging foreign fixed rate bonds increased primarily due to the U.S. dollar strengthening against the euro.

Net Realized Capital Gains (Losses)

The total change in value for non-qualifying strategies, including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the year ended December 31, 2008, the net realized capital loss of $3.1 billion related to non-qualifying strategies was primarily due to the following:

- For a discussion on the net loss on derivatives associated with GMIB reinsured from a related party refer to Note 3.

- For a discussion on the net loss on derivatives associated with GMWB related hedging derivatives refer to Note 3.

- The net loss on credit default swaps was primarily due to losses on credit derivatives that sell credit protection, partially offset by gains on credit derivatives that purchase credit protection, both resulting from credit spreads widening significantly during the year.

- The gain on the Japanese fixed annuity hedging instruments was primarily a result of the Japanese Yen strengthening against the U.S. dollar.

- The net gain on the macro hedge program was primarily driven by a decline in the equity markets, partially offset by losses due to swap spreads tightening.

For the year ended December 31, 2007, the net realized capital loss of $538 related to non-qualifying strategies was primarily related to the following:

- For a discussion on the net loss associated with GMWB related derivatives refer to Note 3.

- The net loss on credit derivatives, including credit default swaps, credit index swaps, and total return swaps, was a result of credit spreads widening.

- For a discussion on the loss on derivatives associated with GMIB reinsured from a related party refer to Note 3.

- The gain on the Japanese fixed annuity hedging instruments was primarily a result of the Japanese Yen strengthening against the U.S. dollar.

For the year ended December 31, 2008, the Company incurred losses of $39 on derivative instruments due to counterparty default related to the bankruptcy of Lehman Brothers Holdings Inc. These losses were a result of the contractual collateral threshold amounts and open collateral calls in excess of such amounts immediately prior to the bankruptcy filing, as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing.

For the year ended December 31, 2008 and 2007, the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $3 and ($16), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on existing variable-rate financial instruments) is five years. For the year ended December 31, 2008, the Company had $198, before-tax, of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring. Of this amount, $202 resulted from the termination of an interest rate swap due to the sale of the related hedged structured security. The interest rate swap was used to convert the LIBOR based floating rate structured security to a fixed rate structured security. For the years ended December 31, 2007 and 2006, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

CREDIT RISK ASSUMED THROUGH CREDIT DERIVATIVES

The Company enters into credit default swaps that assume credit risk from a single entity, referenced index, or asset pool in order to synthetically replicate investment transactions. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers, baskets of up to five corporate issuers, and diversified portfolios of corporate issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and are typically divided into tranches that possess different credit ratings.

The following table presents the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2008.

                                                                                               AS OF DECEMBER 31, 2008
                                                                                                UNDERLYING REFERENCED
                                                                           WEIGHTED            CREDIT OBLIGATION(S) (1)
                                                                            AVERAGE                             AVERAGE
                                            NOTIONAL       FAIR            YEARS TO                              CREDIT
                                           AMOUNT (2)      VALUE           MATURITY           TYPE               RATING
----------------------------------------------------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                  $47         $ --            4 years         Corporate                A-
                                                                                                Credit
Below investment grade risk exposure              46          (12)           4 years         Corporate              CCC+
                                                                                                Credit
Basket credit default swaps (4)
 Investment grade risk exposure                1,139         (196)           5 years         Corporate                A-
                                                                                                Credit
 Investment grade risk exposure                  203          (70)          42 years              CMBS               AAA
                                                                                                Credit
 Below investment grade risk exposure            125         (104)           6 years         Corporate               BB+
                                                                                                Credit
Credit linked notes
 Investment grade risk exposure                  106           95            2 years         Corporate              BBB+
                                                                                                Credit
                                            --------      -------
                                 TOTAL        $1,666        $(287)
                                            --------      -------


                                           OFFSETTING      OFFSETTING
                                            NOTIONAL          FAIR
                                           AMOUNT (3)      VALUE (3)
--------------------------------------  ------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                $35             $(9)

Below investment grade risk exposure            --              --

Basket credit default swaps (4)
 Investment grade risk exposure                489               8

 Investment grade risk exposure                203              70

 Below investment grade risk exposure           --              --

Credit linked notes
 Investment grade risk exposure                 --              --

                                            ------            ----
                                 TOTAL        $727             $69
                                            ------            ----

(1) The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2) Notional amount is equal to the maximum potential future loss amount. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

(3) The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of or losses paid related to the original swap.

(4) Includes $1.3 billion of standard market indices of diversified portfolios of corporate issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index. Also includes $175 of customized diversified portfolios of corporate issuers.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities and can return the securities to the Company for cash at varying maturity dates. Acceptable collateral may be in the form of cash or U.S. government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $1.8 billion and $2.1 billion, respectively, and was included in fixed maturities and short-term investments in the consolidated balance sheets. As of December 31, 2008, the Company had received collateral against the loaned securities in the amount of $1.8 billion. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $18 and $6 for the years ended December 31, 2008 and 2007, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2008 and 2007, collateral pledged having a fair value of $821 and $355, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the derivative instrument collateral pledged were as follows:

                                                              DECEMBER 31,
                                                           2008           2007
--------------------------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                                          $ --             $4
CMOs                                                           --             21
CMBS                                                           --            244
Corporate                                                   1,386          1,554
MBS                                                           374            221
Government/Government Agencies
 Foreign                                                       --             14
 United States                                                215            303
Short-term                                                    617              1
Preferred stock                                                 9             53
                                                         --------       --------
                                                  TOTAL    $2,601         $2,415
                                                         --------       --------

As of December 31, 2008 and 2007, the Company had accepted collateral relating to securities lending programs and derivative instruments consisting of cash, U.S. government and U.S. government agency securities with a fair value of $5.6 billion and $3.3 billion, respectively. At December 31, 2008 and 2007, cash collateral of $5.1 billion and $3.1 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities and short-term investments with a corresponding amount predominately recorded in other liabilities. Included in this cash collateral was $3.3 billion and $290 for derivative cash collateral as of December 31, 2008 and 2007, respectively. In accordance with FSP FIN 39-1, a portion of the liability associated with the derivative cash collateral was reclassed out of other liabilities and into a receivable in other assets of $507 and $175 as of December 31, 2008 and 2007, respectively. For further discussion on the adoption of FSP FIN 39-1, see Note
2. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty. The Company incurred counterparty default losses related to the bankruptcy of Lehman Brothers Holdings Inc. for the year ended December 31, 2008, and no counterparty default losses for the year ended December 31, 2007. As of December 31, 2008 and 2007, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2008 and 2007, the fair value of securities on deposit was approximately $15 and $14, respectively.

5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures and provide surplus relief. Such transfers do not relieve the Company of its primary liability under policies it wrote and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.

As of December 31, 2008 the Company's reinsurance-related concentrations of credit risk greater than 10% of the Company's stockholder's equity are as follows:

                                                                  REINSURANCE
                                                                  RECOVERABLE
--------------------------------------------------------------------------------
Transamerica Financial Life Insurance Company                         $736
Connecticut General Life Insurance Company                            $539

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2008 and 2007, the Company's policy for the largest amount retained on any one life by any Company comprising the life operations was $10. For further discussion on ceded reinsurance, see Reinsurance in the Capital Markets Risk Management section of the MD&A.

Insurance fees, earned premiums and other were comprised of the following:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2008           2007           2006
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $5,773         $6,134         $5,128
Reinsurance assumed                        48             13             19
Reinsurance ceded                        (682)          (694)          (719)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER   $ 5,139        $ 5,453        $ 4,428
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies. Coinsurance with funds withheld is a form of coinsurance except that the investment assets that support the liabilities are withheld by the ceding company. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $465, $285 and $241 for the years ended December 31, 2008, 2007 and 2006, respectively. The Company also assumes reinsurance from other insurers.

In addition, the Company reinsures a portion of U.S minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $148, $132 and $166 in 2008, 2007 and 2006, respectively, and accident and health premium of $236, $243 and $259, respectively, to HLA.

6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2008           2007           2006
--------------------------------------------------------------------------------
BALANCE, JANUARY 1, BEFORE
 CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE, PRE-TAX                      $ 8,601        $ 7,474        $ 7,198
Cumulative effect of accounting
 change, pre-tax (SOP05-1)                 --            (20)            --
BALANCE, JANUARY 1, AS ADJUSTED         8,601          7,454          7,198
Deferred costs                          1,258          1,557          1,457
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits                 (509)          (907)        (1,096)
Amortization -- Unlock, pre-tax (1)    (1,111)           302           (142)
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other           1,747            194             57
Effect of currency translation            (42)            --             --
                                     --------       --------       --------
BALANCE, DECEMBER 31                  $ 9,944        $ 8,601        $ 7,474
                                     --------       --------       --------

(1)  For a discussion of unlock effects, see Unlock Results in Note 1.

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2009                                                                         $26
2010                                                                         $24
2011                                                                         $21
2012                                                                         $20
2013                                                                         $18

7. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2008 and December 31, 2007, the carrying amount of goodwill for the Company's Individual Annuity, Other Retail, Retirement Plans and Individual Life reporting units was:

                                           DECEMBER 31,         DECEMBER 31,
                                               2008                 2007
--------------------------------------------------------------------------------
REPORTING UNIT
Individual Annuity                              $ --                  $184
Other Retail                                     159                   159
Retirement Plans                                  79                    --
Individual Life                                  224                   224
                                               -----               -------
                                 TOTAL          $462                  $567
                                               -----               -------

In 2008, the Company completed three acquisitions that resulted in additional goodwill of $79 in the Retirement Plans reporting unit.

The Company's interim goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", and in connection with the preparation of our year end 2008 financial statements, resulted in a pre-tax impairment charge of $184 in the Individual Annuity reporting unit. The impairment charge taken in 2008 was primarily due to the Company's estimate of the Individual Annuity reporting unit's fair value falling significantly below its book value. The fair value of this reporting unit declined as the statutory and capital risks associated with the death and living benefit guarantees sold with products offered by this reporting unit increased. These concerns had a comparable impact on The Hartford's share price. The determination of fair value for the Individual Annuity reporting unit incorporated multiple inputs including discounted cash flow calculations, market participant assumptions and The Hartford's share price. No goodwill impairment charges were recorded for the year ended December 31, 2007 or as a result of the Company's 2008 annual goodwill impairment tests.

The following table shows the Company's acquired intangible assets that continue to be subject to amortization and aggregate amortization expense, net of interest accretion, if any. Acquired intangible assets are included in other assets in the consolidated balance sheet. Except for goodwill, the Company has no intangible assets with indefinite useful lives.

                                                                  2008                                     2007
                                                     GROSS               ACCUMULATED          GROSS               ACCUMULATED
                                                    CARRYING                 NET             CARRYING                 NET
                                                     AMOUNT              AMORTIZATION         AMOUNT              AMORTIZATION
---------------------------------------------------------------------------------------------------------------------------------
ACQUIRED INTANGIBLE ASSETS
Servicing intangibles                                  $14                     $1              $ --                   $ --
Other                                                    1                     --                --                     --
                                                      ----                   ----              ----                   ----
               TOTAL ACQUIRED INTANGIBLE ASSETS        $15                     $1              $ --                   $ --
                                                      ----                   ----              ----                   ----

In 2008, the Company completed three acquisitions that resulted in additional acquired intangible assets of $15 in servicing intangibles and other.

Net amortization expense for the years ended December 31, 2008, 2007 and 2006 was $1, $0 and $0, respectively, and included in other expense in the consolidated statement of operations. As of December 31, 2008, the weighted average amortization period was 20 years for servicing intangibles, 20 years for other and 20 years for total acquired intangible assets.

The following is detail of the net acquired intangible asset activity for the year ended December 31, 2008

                                    SERVICING
                                   INTANGIBLES        OTHER           TOTAL
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
 2008
BALANCE, BEGINNING OF YEAR             $ --            $ --            $ --
Acquisition of business                  14               1              15
Amortization, net of the
 accretion of interest                   (1)             --              (1)
                                       ----            ----            ----
         BALANCE, ENDING OF YEAR        $13             $ 1             $14
                                       ----            ----            ----

Estimated future net amortization expense for the succeeding five years is as follows:

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2009                                                                          $1
2010                                                                           1
2011                                                                           1
2012                                                                           1
2013                                                                           1
--------------------------------------------------------------------------------

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

8. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, 403(b)/457, private placement life and variable life insurance products within separate account assets and liabilities. Separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the consolidated statements of operations. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2008, 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity and universal life ("UL") contracts issued by the Company offer various guaranteed minimum death and withdrawal benefits and UL secondary guarantee benefits. UL secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. Guaranteed minimum death benefits are offered in various forms as described in further detail throughout this Note 8. The Company currently reinsures a portion of the death benefit guarantees associated with its in-force block of business. The Company also assumes, through reinsurance, minimum death, income, withdrawal and accumulation benefits offered by an affiliate.

Changes in the gross GMDB and UL secondary guarantee benefits sold with annuity and/or UL products accounted for and collectively known as "SOP 03-1 reserve liabilities" are as follows:

                                                                 UL SECONDARY
                                                GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2008           $ 531              $ 19
Incurred                                            231                21
Unlock                                              389                --
Paid                                               (269)               --
                                                 ------              ----
LIABILITY BALANCE AS OF DECEMBER 31, 2008          $882               $40
                                                 ------              ----

(1) The reinsurance recoverable asset related to the GMDB was $593 as of December 31, 2008. The reinsurance recoverable asset related to the UL Secondary Guarantees was $16 as of December 31, 2008.

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2007          $ 476                 7
Incurred                                           144                12
Unlock                                              (4)               --
Paid                                               (85)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2007        $ 531                19
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $325 as of December 31, 2007. The reinsurance recoverable asset related to the UL Secondary Guarantees was $10 as of December 31, 2007.

The net SOP 03-1 reserve liabilities are established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The SOP 03-1 reserve liabilities are recorded in reserve for future policy benefits in the Company's consolidated balance sheets. Changes in the SOP 03-1 reserve liabilities are recorded in benefits, losses and loss adjustment expenses in the Company's consolidated statements of operations. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. As described within the Unlock and

Results in Note 1, the Company Unlocked its assumptions related to its SOP 03-1 reserves during the third quarter of 2008 and 2007.

The determination of the SOP 03-1 reserve liabilities and their related reinsurance recoverables, are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used as of December 31, 2008:

GMDB:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8.3%; it varies by asset class with a low of 3% for cash and a high of 9% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 -- 2008.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 11%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 11%, with an average of 10%

UL SECONDARY GUARANTEES:

- Discount rate of 4.75% for issue year 2004, discount rate of 4.5% for issue year 2005 & 2006, discount rate of 4.25% for issue year 2007 and discount rate of 3.5% for issue year 2008.

-   100% of the Hartford pricing mortality table for mortality assumptions.

- Lapse rates for single life policies average 4% in policy years 1-10, declining to 0% by age 95. Lapse rate for last survivor policies declining to 0.5% by age 91.

The following table provides details concerning GMDB exposure as of December 31, 2008:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2008

                                                                                          RETAINED           WEIGHTED AVERAGE
                                                      ACCOUNT       NET AMOUNT           NET AMOUNT            ATTAINED AGE
MAXIMUM ANNIVERSARY VALUE (MAV) (1)                    VALUE          AT RISK            AT RISK (8)           OF ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
MAV only                                               $25,961         $14,743               $5,019                  66
With 5% rollup (2)                                       1,858           1,153                  481                  65
With Earnings Protection Benefit Rider (EPB) (3)         5,068           2,447                  241                  62
With 5% rollup & EPB                                       742             400                   75                  65
                                                     ---------       ---------            ---------                 ---
                                          TOTAL MAV     33,629          18,743                5,816
Asset Protection Benefit (APB) (4)                      25,601           9,166                6,019                  63
Lifetime Income Benefit (LIB) (5)                        1,137             487                  487                  61
Reset (6) (5-7 years)                                    3,440           1,190                1,189                  67
Return of Premium (7)/Other                             17,321           3,889                3,638                  58
                                                     ---------       ---------            ---------                 ---
                                              TOTAL    $81,128         $33,475              $17,149                  63
                                                     ---------       ---------            ---------                 ---

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that ratchets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

(8) Net amount at risk and retained net amount at risk are highly sensitive to equity market movements. For example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

See Note 1 for a description of the Company's guaranteed living benefits that are accounted for at fair value.

9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's Unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the Unlock.

Changes in deferred sales inducement activity were as follows for the year ended December 31:

                                                         2008         2007
--------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                              $459         $402
Cumulative effect of accounting change, pre-tax (SOP
 05-1)                                                                   (1)
                                                        ------       ------
                       BALANCE, JANUARY 1, AS ADJUSTED     459          401
                                                        ------       ------
Sales inducements deferred                                 137          103
Unlock                                                     (43)          --
Amortization charged to income                             (21)         (49)
                                                        ------       ------
                                BALANCE, END OF PERIOD    $533        $ 459
                                                        ------       ------

10. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Company accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with investment products and structured settlements. The Company also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- Following the New York Attorney General's filing of a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh") in October 2004 alleging that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them, private plaintiffs brought several lawsuits against The Hartford predicated on the allegations in the Marsh complaint, to which The Hartford was not party. Among these is a multidistrict litigation in the United States District Court for the District of New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company is named in the group benefits products complaint. The complaints assert, on behalf of a putative class of persons who purchased insurance through broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits products complaint, claims under the Employee Retirement Income Security Act of 1974 ("ERISA"). The claims are predicated upon allegedly undisclosed or otherwise improper payments of contingent commissions to the broker defendants to steer business to the insurance company defendants. The district court has dismissed the Sherman Act and RICO claims in both complaints for failure to state a claim and has granted the defendants' motions for summary judgment on the ERISA claims in the group-benefits products complaint. The district court further has declined to exercise supplemental jurisdiction over the state law claims, has dismissed those state law claims without prejudice, and has closed both cases. The plaintiffs have appealed the dismissal of claims in both consolidated amended complaints, except the ERISA claims.

REGULATORY DEVELOPMENTS --

On July 23, 2007, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding, among other things, The Hartford's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, Compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premiums participants in finite reinsurance transactions sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General's Office of aspects of The Hartford's variable annuity and mutual fund operations related to market timing. In light of the Agreement, the Staff of the Securities and Exchange Commission has informed The Hartford that it has determined to conclude its previously disclosed investigation into market timing without recommending any enforcement action. Under the terms of the Agreement, The Hartford paid $115, of which $84 represents restitution for market timing, $5 represents restitution for issues relating to the compensation of brokers, and $26 is a civil penalty.

Hartford Life recorded charges of $54, after-tax, in the aggregate, none of which was attributed to the Company, through the first quarter of 2007 to establish a reserve for the market timing matters and, based on the settlement discussed above, Hartford Life recorded an additional charge of $21, after-tax, in the second quarter of 2007. In the second quarter of 2007, $75, after-tax, representing all of the charges that had been recorded at Hartford Life, was attributed to and recorded at the Company.

COMMITMENTS

The rent paid to Hartford Fire for operating leases entered into by the Company was $14, $27 and $35 for the years ended December 31, 2008, 2007 and 2006, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which expired on December 31, 2008, as this operating lease has been be replaced by a capital lease between its parent Company HLA and Hartford Fire Insurance Company, amounted to approximately $0, $6 and $27 for the years ended December 31, 2008, 2007 and 2006, respectively.

Future minimum rental commitments on all operating leases are as follows:

2009                                                                          10
2010                                                                           7
2011                                                                           5
2012                                                                           4
2013                                                                           2
Thereafter                                                                     1
                                                                             ---
                                                                      TOTAL   29
                                                                             ---

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During 2008, the IRS completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which, if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The separate account dividends-received deduction ("DRD") is estimated for the current year using information from the prior year-end, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments. The estimated DRD was updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on current year ultimate mutual fund distributions and fee income from the Company's variable insurance products. The actual current year DRD varied from earlier estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains and asset values at the mutual fund level and the Company's taxable income before the DRD. Given recent financial markets' volatility, the Company intends to review its DRD computations on a quarterly basis, beginning 2009. The Company recorded benefits of $176, $155 and $174 related to the separate account DRD in the years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively. The 2008 benefit included a benefit of $9 related to a true-up of the prior year tax return, the 2007 benefit included a charge of $1 related to a true-up of the prior year tax return, and the 2006 benefit included a benefit of $6 related to true-ups of the prior years' tax returns.

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS may ultimately propose for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to actual FTCs passed through by the mutual funds. The Company recorded benefits of $16, $11 and $17 related to separate account FTC in the years ended December 31, 2008, December 31, 2007 and December 31, 2006 respectively. These amounts included benefits related to true-ups of prior years' tax returns of $4, $0 and $7 in 2008, 2007 and 2006, respectively.

UNFUNDED COMMITMENTS

At December 31, 2008, the Company has outstanding commitments totaling approximately $610, of which approximately $539 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2008 and 2007, the liability balance was $4 and $4, respectively. As of December 31, 2008 and 2007, $11 and $12, respectively, related to premium tax offsets were included in other assets.

11. INCOME TAX

The Company is included in the Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the "parent down" approach. Under this approach, the Company's deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather then at the level of the individual entities comprising the consolidated group.

Income tax expense (benefit) is as follows:

                                                    FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                             2008           2007          2006
--------------------------------------------------------------------------------
INCOME TAX EXPENSE (BENEFIT)
Current -- U.S. Federal                        $(686)         $177          $170
                                           ---------       -------       -------
Deferred -- U.S. Federal Excluding NOL
 Carryforward                                   (776)           75            12
    -- Net Operating Loss Carryforward          (719)           --            --
                                           ---------       -------       -------
                           TOTAL DEFERRED     (1,495)           75            12
                                           ---------       -------       -------
       TOTAL INCOME TAX EXPENSE (BENEFIT)    $(2,181)         $252          $182
                                           ---------       -------       -------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                          2008           2007         2006
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                           $(2,007)        $398         $369
Dividends received deduction                 (176)        (155)        (174)
Penalties                                      --            7           --
Foreign related investments                     3           (4)          (8)
Other                                          (1)           6           (5)
                                        ---------       ------       ------
                                 TOTAL    $(2,181)        $252         $182
                                        ---------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2008            2007
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs            $660            $682
Net unrealized loss on investments                    2,924             293
Investment-related items                              2,424             460
Depreciable & Amortizable assets                         64              74
NOL Carryover                                           768              19
Minimum tax credit                                      241             254
Capital Loss Carryforward                                24              --
Foreign tax credit carryovers                            18              --
Other                                                    19              18
                                                  ---------       ---------
                       TOTAL DEFERRED TAX ASSETS      7,142           1,800
Valuation Allowance                                     (49)            (19)
                                                  ---------       ---------
NET DEFERRED TAX ASSETS                               7,093           1,781
                                                  ---------       ---------
Financial statement deferred policy acquisition
 costs and reserves                                  (3,614)         (1,910)
Employee benefits                                       (35)            (26)
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (3,649)         (1,936)
                                                  ---------       ---------
            TOTAL DEFERRED TAX ASSET (LIABILITY)     $3,444           $(155)
                                                  ---------       ---------

The Company had current federal income tax receivable of $566 and $63 as of December 31, 2008 and 2007, respectively.

In management's judgment, the net deferred tax asset will more likely than not be realized. Included in the total deferred tax asset is a deferred tax asset of $768 with respect to net operating losses of $2,233, consisting of U.S. losses of $2,054, which expire from 2012-2023, and foreign losses of $179, which have no expiration. A valuation allowance of $49 has been recorded which relates to foreign operations. No valuation allowance has been recognized for realized or unrealized loss amounts, as the Company either has available tax-planning strategies that are prudent and feasible, or has the ability and intent to hold securities until their recovery.

If the Company were to follow a "separate entity" approach, it would have to record a valuation allowance of $324 related to realized capital losses. In addition, the current tax benefit related to any of the Company's tax attributes realized by virtue of its inclusion in The Hartford's consolidated tax return would have been recorded directly to surplus rather than income. These benefits were $500, $0 and $0 for 2008, 2007 and 2006, respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004. During 2008, the Internal Revenue Service ("IRS") completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position or in the balance of uncertain tax positions.

12. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income Notes SM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income Notes SM and Hartford Life medium-term notes.

Institutional began issuing consumer notes through its Retail Investor Notes Program in September 2006. A consumer note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. Consumer notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer notes maturities may extend up to 30 years and have contractual coupons based upon varying interest rates or indexes (e.g. consumer price index) and may include a call provision that allows the Company to extinguish the notes prior to its scheduled maturity date. Certain consumer notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits. The aggregate limit is equal to the greater of $1 or 1% of the aggregate principal amount of the notes as of the end of the prior year. The individual limit is $250 thousand per individual. Derivative instruments are utilized to hedge the Company's exposure to market risks in accordance with Company policy.

As of December 31, 2008 and 2007, $1,210 and $ 809, respectively, of consumer notes were outstanding. As of December 31, 2008, these consumer notes have interest rates ranging from 4.0% to 6.3% for fixed notes and, for variable notes, based on December 31, 2008 rates, either consumer price index plus 80 to 267 basis points, or indexed to the S&P 500, Dow Jones Industrials, foreign currency, or the Nikkei 225. The aggregate maturities of Consumer Notes are as follows: $11 in 2009, $30 in 2010, $131 in 2011, $291 in 2012 and $751
thereafter. For 2008 and 2007, interest credited to holders of consumer notes was $ 59 and $11, respectively. During 2008, the Company made the decision to discontinue future issuances of consumer notes, this decision does not impact consumer notes currently outstanding.

13. STATUTORY RESULTS

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, life benefit reserves predominately use interest rate and mortality assumptions prescribed by the NAIC, bonds are generally carried at amortized cost and reinsurance assets and liabilities are presented net of reinsurance.

The statutory net income amounts for the years ended December 31, 2007 and 2006, and the statutory capital and surplus amounts as of December 31, 2007 and 2006 in the table below are based on actual statutory filings with the applicable regulatory authorities. The statutory net income amounts for the year ended December 31, 2008 the statutory capital and surplus amounts as of December 31, 2008 are estimates, as the respective 2008 statutory filings have not yet been made.

                                                    FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2008          2007          2006
--------------------------------------------------------------------------------
Statutory net income                         $(2,533)         $255          $777
                                            --------       -------       -------
Statutory capital and surplus                 $4,073        $4,448        $3,276
                                            --------       -------       -------

The Company has received approval from the Connecticut Insurance Department regarding the use of two permitted practices in its statutory financial statements and those of its Connecticut-domiciled life insurance subsidiaries as of December 31, 2008. The first permitted practice relates to the statutory accounting for deferred income taxes. Specifically, this permitted practice modifies the accounting for deferred income taxes prescribed by the NAIC by increasing the realization period for deferred tax assets from one year to three years and increasing the asset recognition limit from 10% to 15% of adjusted statutory capital and surplus. The benefits of this permitted practice may not be considered by the Company when determining surplus available for dividends. The second permitted practice relates to the statutory reserving requirements for variable annuities with guaranteed living benefit riders. Actuarial guidelines prescribed by the NAIC require a stand-alone asset adequacy analysis reflecting only benefits, expenses and charges that are associated with the riders for variable annuities with guaranteed living benefits. The permitted practice allows for all benefits, expenses and charges associated with the variable annuity contract to be reflected in the stand-alone asset adequacy test. These permitted practices resulted in an increase to the Company's estimated statutory surplus of $956 as of December 31, 2008. The effects of these permitted practices are included in the 2008 amounts in the table above.

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. With respect to dividends to HLA, it is estimated that the Company's dividend limitation under the holding company laws of Connecticut is approximately $374 in 2009. However, because the Company's earned surplus is negative as of December 31, 2008, the Company will not be permitted to pay any dividends to HLA in 2009 without prior approval from the insurance commissioner until such time as earned surplus becomes positive.

14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

Hartford Life's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $24, $22 and $22 for the years ended December 31, 2008, 2007 and 2006, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by the Company. In 2004, the Company began allocating a percentage of base salary to the Plan for eligible employees. In 2008, employees whose prior year earnings were less than $100,000 received a contribution of 1.5% of base salary and employees whose prior year earnings were more than $100,000 received a contribution of 0.5% of base salary. The cost to Hartford Life for this plan was approximately $10, $11 and $9 for the years ended December 31, 2008, 2007 and 2006, respectively.

15. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $18 million, $21 million and $19 million for the years ended December 31, 2008, 2007 and 2006, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $5 million, $7 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

Stock Plan

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

Stock Option Awards

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2008, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

Share Awards

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

Employee Stock Purchase Plan

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased group annuity contracts from the Company to fund structured settlement periodic payment obligations assumed by the affiliated entity as part of claims settlements with property casualty insurance companies and self-insured entities. As of December 31, 2008 and 2007 the Company had $49 and $48 of reserves for claim annuities purchased by affiliated entities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Hartford Life sells fixed market value adjusted ("MVA") annuity products to customers in Japan. The yen based MVA product is written by the Hartford Life Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2008 and 2007, $2.8 billion and $1.8 billion, respectively, of the account value had been assumed by the Company.

Effective August 31, 2005, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI. While the form of the agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the reinsurance agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of GMIB liability at December 31, 2008 and December 31, 2007 is $2.6 (of which $148 relates to the adoption of SFAS 157) and $72, respectively.

Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB, GMIB and GMDB riders issued by HLIKK on certain of its variable annuity business. The reinsurance of the GMAB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMAB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMAB is liability of $1 at December 31, 2008. The fair value of the GMAB is an asset of $2 at December 31, 2007. This treaty covered HLIKK's "3 Win" annuity. This product contains a GMIB feature that triggers at a float value of 80% of original premium and gives the policyholder an option to receive either an immediate withdrawal of account value without surrender charges or a payout annuity of the original premium over time. As a result of capital markets underperformance, 97% of contracts, a total of $3.1 billion triggered during the fourth quarter of 2008, and of this amount $2.2 billion have elected the payout annuity. The Company received the proceeds of this triggering impact, net of the first annuity payout, through a structured financing transaction with HLIKK and will pay the associated benefits to HLIKK over a 12-year payout.

Effective February 29, 2008, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMWB riders issued by HLIKK on certain variable annuity business. The reinsurance of the GMWB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMWB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMWB was a liability of $34 and $0 at December 31, 2008 and 2007, respectively.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). As of December 31, 2008 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $ 14 and $4.3 billion, respectively. As of December 31, 2007 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $4 and $130, respectively.

The Company has issued a guarantee to retirees and vested terminated employees ("Retirees") of The Hartford Retirement Plan for U.S. Employees ("the Plan") who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

Effective November 1, 2007, a subsidiary insurance company ("Ceding Company") entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement ("Agreement") with an affiliate reinsurance company ("Reinsurer") to provide statutory surplus relief for certain life insurance policies. The Agreement is accounted for as a financing transaction for GAAP. A standby unaffiliated third party Letter of Credit ("LOC") supports a portion of the statutory reserves that have been ceded to the Reinsurer.

17. EQUITY

NONCONTROLLING INTERESTS

The Company adopted SFAS 160 on January 1, 2009. The scope of this Statement applies to all entities that prepare consolidated financial statements and as such, includes variable interest entities in which the Company has concluded that it is the primary beneficiary. See Note 4 for further discussion of the Company's involvement in VIEs. The Company also holds the majority interest in certain general account mutual funds, in which it has provided seed money. The scope of FAS 160 also applies to these mutual fund investments. Upon adoption of SFAS 160, the Company reclassified $65 as of January 1, 2006 from liabilities to equity, representing the noncontrolling interest of other investors in these VIEs and mutual fund investments. The noncontrolling interest within these entities is likely to change, as these entities represent investment vehicles whereby investors may frequently redeem or contribute to these investments. As such, the change in noncontrolling ownership interest represented in the Company's Condensed Consolidated Statement of Changes in Stockholder's Equity will primarily represent redemptions and additional subscriptions within these investment vehicles.

The following table represents the change in noncontrolling ownership interest recorded in the Company's Condensed Consolidated Statement of Changes in Stockholder's Equity for the VIEs and Mutual Fund Seed Investments as of Decemnber 31, 2008, 2007 and 2006:

                                                 DECEMBER 31,
                                    2008              2007             2006
--------------------------------------------------------------------------------
Redemptions of The Hartford's
 interest in VIEs and Mutual
 Fund Investments resulting
 in deconsolidation (1)              $(22)              $(4)           $ --
Net (Redemptions) and
 Subscriptions from
 noncontrolling interests             $33              $110            $ --
                                    -----            ------            ----
              TOTAL CHANGE IN
      NONCONTROLLING INTEREST
                    OWNERSHIP         $15              $106             $74
                                    -----            ------            ----

(1) The deconsolidation of The Hartford's interest in mutual funds and VIEs in 2008 and 2007 resulted in a realized capital gain of $1 and $1, respectively.

18. QUARTERLY RESULTS FOR 2008 AND 2007 (UNAUDITED)

                                           MARCH 31,              JUNE 30,             SEPTEMBER 30,            DECEMBER 31,
                                      2008          2007     2008          2007      2008          2007      2008          2007
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                $202        $1,916   $2,070        $1,902      $(77)       $2,000     $(477)       $1,758
                                     -------       -------  -------       -------  --------       -------  --------       -------
Benefits, claims and expenses          1,187         1,529    1,630         1,738     2,804         1,527     1,938         1,637
                                     -------       -------  -------       -------  --------       -------  --------       -------
Net income (loss) (1)                   (567)          296      362           147    (1,823)          332    (1,526)          111
                                     -------       -------  -------       -------  --------       -------  --------       -------

(1) Included in the three months ended September 30, 2008 are net realized capital losses of $1.9 billion and a DAC unlock charge of $824. Included in the three months ended December 31, 2008 are net realized capital losses of $2.0 billion